File No. 333-108472
                                                                      811-21425

As filed with the Securities and Exchange Commission on March 29, 2011


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [X]


                      Pre-Effective Amendment No.                  [ ]


                      Post-Effective Amendment No. 16              [X]

                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                               ACT OF 1940                         [X]


                                Amendment No. 18                   [X]


                        (Check appropriate box or boxes)


                             PIONEER SERIES TRUST I
               (Exact Name of Registrant as Specified in Charter)


                     60 State Street, Boston, Massachusetts 02109
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, including Area Code: (617) 742-7825

           Terrence J. Cullen, Secretary, Pioneer Series Trust I
                  60 State Street, Boston, Massachusetts 02109
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on April 1, 2011 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on [date] pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] on [date] pursuant to paragraph (a)(3)of Rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PIONEER
--------------------------------------------------------------------------------
OAK RIDGE SMALL CAP GROWTH FUND
                                                  Class A Shares (ORIGX)
                                                  Class B Shares (ORIBX)
                                                  Class C Shares (ORICX)
                                                  Class Y Shares (ORIYX)




                                                      Prospectus, April 1, 2011


CONTENTS
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Fund summary.................................  1



More on the fund's investment objective
and strategies............................... 11



More on the risks of investing in the fund    15



Management................................... 19



Pricing of shares............................ 21



Choosing a class of shares................... 23



Distribution and service arrangements........ 25



Sales charges................................ 27



Buying, exchanging and selling shares........ 36



Account options.............................. 46



Shareholder services and policies............ 50



Dividends, capital gains and taxes........... 57



Financial highlights......................... 59


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the fund's shares or determined whether this prospectus is

[GRAPHIC APPEARS HERE]





accurate or complete. Any representation to the contrary is a crime.

     An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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     Contact your investment professional to discuss how the fund may fit into your portfolio.
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Fund summary


INVESTMENT OBJECTIVE
Capital appreciation.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Pioneer funds. More information about these and other discounts is available from your investment professional and in the "Sales charges" section of the prospectus beginning on page 27 and the "Sales charges" section of the statement of additional information beginning on page 60.



SHAREOWNER FEES
(fees paid directly from your investment)                   CLASS A   CLASS B   CLASS C   CLASS Y
----------------------------------------------------------  --------- --------- --------- --------
Maximum sales charge (load) when you buy shares (as a
percentage of offering price)                                 5.75%      None      None       None
----------------------------------------------------------     ----   --------- --------- --------
Maximum deferred sales charge (load) (as a percentage
of offering price or the amount you receive when you sell
shares, whichever is less)                                     None        4%        1%       None
----------------------------------------------------------     ----   --------- --------- --------


ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the
value of your investment)                                 CLASS A   CLASS B   CLASS C   CLASS Y
--------------------------------------------------------  --------- --------- --------- --------
Management Fees                                             0.85%     0.85%     0.85%     0.85%
--------------------------------------------------------    -----     -----      ----      ----
Distribution and Service (12b-1) Fees                       0.25%     1.00%     1.00%     0.00%
--------------------------------------------------------    -----     -----      ----      ----


Other Expenses                                              0.46%     0.63%     0.44%     0.18%
--------------------------------------------------------    -----     -----      ----      ----



Total Annual Fund Operating Expenses                        1.56%     2.48%     2.29%     1.03%
--------------------------------------------------------    -----     -----      ----      ----



Less: Fee Waiver and Expense Reimbursement/1/              -0.16%    -0.18%     0.00%     0.00%
--------------------------------------------------------    -----     -----      ----      ----



Net Expenses/1/                                             1.40%     2.30%     2.29%     1.03%
--------------------------------------------------------    -----     -----      ----      ----



1 The fund's investment adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.40% and 2.30% of the average daily net assets attributable to Class A and Class B shares, respectively. These expense limitations are in effect through April 1, 2012. There can be no assurance that the adviser will extend the expense limitations beyond such times. While in effect, an arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

Fund summary


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                  IF YOU REDEEM YOUR SHARES              IF YOU DO NOT REDEEM YOUR SHARES
           ----------------------------------------  ----------------------------------------
                                  NUMBER OF YEARS YOU OWN YOUR SHARES
           ----------------------------------------------------------------------------------
                 1          3          5         10        1          3          5         10
           -------  ---------  ---------  ---------  -------  ---------  ---------  ---------

Class A    $709     $1,025     $1,362     $2,312     $709     $1,025     $1,362     $2,312
---------  ----     ------     ------     ------     ----     ------     ------     ------



Class B     633      1,055      1,404      2,575      233        755      1,304      2,575
---------  ----     ------     ------     ------     ----     ------     ------     ------



Class C     332        715      1,225      2,626      232        715      1,225      2,626
---------  ----     ------     ------     ------     ----     ------     ------     ------



Class Y     105        328        569      1,259      105        328        569      1,259
---------  ----     ------     ------     ------     ----     ------     ------     ------



PORTFOLIO TURNOVER



The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 27% of the average value of its portfolio.



PRINCIPAL INVESTMENT STRATEGIES


Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies. Small capitalization companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index ($5.00 billion as of December 31, 2010) or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index ($4.46 billion as of December 31, 2010) as measured at the end of the preceding month. The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled, publicly traded stocks that are included in the Russell 3000 Index. The size of the companies in the Index changes constantly as a result of market conditions and the composition of the Index. The fund's investments will not be confined to securities issued by companies included in the Index. For purposes of the fund's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity investments in real estate investment trusts (REITs) and preferred stocks.


The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 10% of its total assets in the securities of emerging markets issuers.

The fund may invest in debt securities. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.


The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may also hold cash or other short-term instruments.



The fund may lend securities in its portfolio to earn additional income. The fund may lend up to 33 1/3% of its total assets. Any income realized through securities lending may help fund performance.


The fund uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth.


When making purchase decisions for the fund, the subadviser uses a disciplined approach that involves three primary components:



o Research - The subadviser analyzes research on potential investments from a wide variety of sources, including internally generated analysis and research provided by institutions and the brokerage community.



o Fundamentals - Once a potential investment is identified, the subadviser considers whether the issuer possesses certain attributes that the subadviser believes a "buy" candidate should possess.



o Valuation - Finally, the subadviser values companies by considering price-to sales ratios and price-to-earnings ratios within a peer group.


From this process, the subadviser constructs a list of securities for the fund to purchase.

Fund summary


The subadviser makes sell decisions for the fund based on a number of factors, including deterioration in a company's underlying fundamentals and better relative value in other securities.


PRINCIPAL RISKS OF INVESTING IN THE FUND


You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective. Following is a summary description of principal risks of investing in the fund.



MARKET RISK. The values of securities held by the fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the fund. In response to the crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time. The fund may experience a substantial or complete loss on any individual security.



SMALL-SIZE COMPANIES RISK. Compared to large companies, small-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the subadviser thinks appropriate, and offer greater potential for gain and loss.



GROWTH STYLE RISK. The fund's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The subadviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters.


DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.


MARKET SEGMENT RISK. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.



DERIVATIVES RISK. Using derivatives exposes the fund to additional risks, may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund's portfolio. Changes in a derivative's value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known

Fund summary



for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.



LEVERAGING RISK. When the fund engages in transactions that have a leveraging effect on the fund's portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements. In addition, certain of the fund's investments may have embedded leverage.



SECURITIES LENDING RISK. When lending securities in its portfolio, the fund will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. Securities lending is also subject to the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the fund is unable to recall a security in time to exercise voting rights or sell the security.


RISK OF INCREASE IN EXPENSES. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.


An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



THE FUND'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the fund's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Russell 2000 Index and the Russell 2000 Growth Index, each, a broad-based measure of market performance that has characteristics relevant to the fund's investment strategies. You can obtain updated performance information by visiting https://us.pioneerinvestments.com/performance or by calling 1-800-225-6292.


The fund acquired the assets and liabilities of Oak Ridge Small Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the fund is the accounting successor of the predecessor fund.

In the reorganization, the predecessor fund exchanged its assets for Class A and Class C shares of the fund. The performance of Class A, Class B and Class C shares of the fund includes the net asset value performance of the predecessor fund's Class A shares (Class C shares in the case of the fund's Class C shares) prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.

The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


The bar chart does not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.

Fund summary


ANNUAL RETURN CLASS A SHARES (%)
(Year ended December 31)
[GRAPHIC APPEARS HERE]






'01       '02      '03     '04     '05    '06    '07     '08      '09     '10


  -2.11   -19.35   36.90   22.60   6.27   6.70   10.38   -29.79   26.08   28.91




For the period covered by the bar chart:


THE HIGHEST CALENDAR QUARTERLY RETURN WAS 20.45% (04/01/2009 TO 06/30/2009)



THE LOWEST CALENDAR QUARTERLY RETURN WAS -22.25% (10/01/2008 TO 12/31/2008)



AVERAGE ANNUAL TOTAL RETURN (%)


(for periods ended December 31, 2010)




                                                                              SINCE   INCEPTION
                                         1 YEAR    5 YEARS    10 YEARS    INCEPTION        DATE
                                       --------  ---------  ----------  -----------  ----------
Class A                                                                                1/3/94
-------------------------------------  -----     ----       ----        -----          ------


Return before taxes                     21.51       4.84        5.96        9.98
-------------------------------------   -----       ----        ----    --------       ------



Return after taxes on distributions     21.51       4.40        5.50        9.12
-------------------------------------   -----       ----        ----    --------       ------



Return after taxes on distributions
and sale of shares                      13.98       4.09        5.06        8.61
-------------------------------------   -----       ----        ----    --------       ------



Class B                                 23.72       5.13         N/A        7.06      2/17/04
-------------------------------------   -----       ----        ----    --------      -------



Class C                                 27.71       5.17        5.72        7.27       3/1/97
-------------------------------------   -----       ----        ----    --------      -------



Class Y                                 29.27        N/A         N/A       27.45     12/29/09
-------------------------------------   -----       ----        ----    --------     --------



Russell 2000 Index (reflects no
deduction for fees, expenses or
taxes)                                  26.86       4.47        6.33        8.24       1/3/94
-------------------------------------   -----       ----        ----    --------     --------



                                                                             SINCE    INCEPTION
                                        1 YEAR    5 YEARS    10 YEARS    INCEPTION         DATE
                                      --------  ---------  ----------  -----------  -----------


Russell 2000 Growth Index (reflects
no deduction for fees, expenses or
taxes)                                 29.09       5.30        3.78         5.89       1/3/94
------------------------------------   -----       ----        ----         ----       ------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



After-tax returns are shown only for Class A shares. After-tax returns for Class B, Class C and Class Y shares will vary.



MANAGEMENT



INVESTMENT             Pioneer Investment Management, Inc.Oak
ADVISERINVESTMENT      Ridge Investments, LLC
SUBADVISER



PORTFOLIO MANAGEMENT   David M. Klaskin (lead manager), Chairman,
                       Chief Executive Officer and Chief Investment
                       Officer of Oak Ridge (portfolio manager of the
                       fund since 1994); and Robert G. McVicker,
                       Portfolio Manager at Oak Ridge (portfolio
                       manager of the fund since 1994).


PURCHASE AND SALE OF FUND SHARES
You may purchase, exchange or sell (redeem) shares each day the New York Stock Exchange is open through your financial intermediary or, for accounts held directly with the fund, by contacting the fund's transfer agent in writing or by telephone (Pioneer Investment Management Shareholder Services, Inc., P.O. Box 55014, Boston, MA 02205-5014, tel. 1-800-225-6292).

Your initial investment for Class A or Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. The initial investment for Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount for Class Y shares. Effective

Fund summary


December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except for reinvestment of dividends and/or capital gains distributions and exchanges for Class B shares of other Pioneer funds.



TAX INFORMATION



You normally will have to pay income taxes on the dividends and capital gain distributions you receive from the fund, unless you are investing through a tax-deferred account, such as a 401(k) plan or individual retirement account.



PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES


If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

More on the fund's investment objective
and strategies




INVESTMENT OBJECTIVE



Capital appreciation.



PRINCIPAL INVESTMENT STRATEGIES


Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies. Small capitalization companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index
($5.00 billion as of December 31, 2010) or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index ($4.46 billion as of December 31, 2010) as measured at the end of the preceding month. The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled, publicly traded stocks that are included in the Russell 3000 Index. The size of the companies in the Index changes constantly as a result of market conditions and the composition of the Index. The fund's investments will not be confined to securities issued by companies included in the Index. For purposes of the fund's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity investments in real estate investment trusts (REITs) and preferred stocks.


The fund will provide notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in equity securities of small capitalization companies.

The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 10% of its total assets in the securities of emerging markets issuers. The fund does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.

The fund may invest in debt securities. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. The fund invests in debt securities when the subadviser believes they are consistent with the fund's investment objective of capital appreciation, to diversify the fund's portfolio or for greater liquidity.

More on the fund's investment objective
and strategies



The fund uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth. Pioneer Investment Management, Inc. ("Pioneer"), the fund's investment adviser, has engaged Oak Ridge Investments, LLC to act as the fund's subadviser under Pioneer's supervision.



When making purchase decisions for the fund, the subadviser uses a disciplined approach that involves three primary components:



o Research - The subadviser analyzes research on potential investments from a wide variety of sources, including internally generated analysis and research provided by institutions and the brokerage community. The subadviser seeks to supplement this analysis with information derived from business and trade publications, filings with the Securities and Exchange Commission, corporate contacts, industry conferences and discussions with company management.



o Fundamentals - Once a potential investment is identified, the subadviser considers whether the issuer possesses certain attributes that the subadviser believes a "buy" candidate should possess relating to, among other things, (1) growth of sales and earnings, (2) earnings power, trends and predictability, (3) quality of management, (4) competitive position of products and/or services, (5) fundamentals of the industry in which the company operates and (6) the ability to benefit from economic and political trends affecting the company.



o Valuation - Finally, the subadviser values companies by considering price-to-sales ratios and price-to-earnings ratios within a peer group.


From this process, the subadviser constructs a list of securities for the fund to purchase.

The subadviser makes sell decisions for the fund based on a number of factors, including deterioration in a company's underlying fundamentals (as detailed above) and better relative value in other securities.


NON-U.S. INVESTMENTS


The fund may invest in securities of non-U.S. issuers, including securities of emerging market issuers. Non U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

DEBT SECURITIES


The fund may invest in debt securities of U.S. and non-U.S. issuers. Generally the fund may acquire debt securities that are investment grade, but the fund may invest in below investment grade debt securities (known as "junk bonds") including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.



DERIVATIVES


The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including:



o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates



o As a substitute for purchasing or selling securities



o To increase the fund's return as a non-hedging strategy that may be considered speculative



o To manage the fund's portfolio characteristics




SECURITIES LENDING



The fund may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the fund will invest during the term of the loan. The fund may pay a portion of the income earned on the investment of cash collateral to the borrowers of the securities, lending agent or other intermediary. The fund may lend up to 33 1/3% of its total assets. Any income realized through securities lending may help fund performance.



CASH MANAGEMENT AND TEMPORARY INVESTMENTS
Normally, the fund invests substantially all of its assets to meet its investment objectives. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the fund has any uninvested cash, the fund

More on the fund's investment objective
and strategies



would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the fund to achieve its investment objective. The fund may adopt a defensive strategy when Pioneer believes securities in which the fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.




ADDITIONAL INVESTMENT STRATEGIES



In addition to the principal investment strategies discussed above, the fund may also use other techniques, including the following non-principal investment strategies.




REVERSE REPURCHASE AGREEMENTS AND BORROWING



The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. The fund also may borrow money from banks or other lenders for temporary purposes. The fund may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.



SHORT-TERM TRADING


The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

More on the risks of investing in the fund


PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective. Following is a description of principal risks of investing in the fund.


MARKET RISK. The values of securities held by the fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the fund. In response to the crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time. The fund may experience a substantial or complete loss on any individual security.



SMALL-SIZE COMPANIES RISK. Compared to large companies, small-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the subadviser thinks appropriate, and offer greater potential for gain and loss.



GROWTH STYLE RISK. The fund's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.


PORTFOLIO SELECTION RISK. The subadviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

More on the risks of investing in the fund



RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:



o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices



o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, subadviser may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable



o Adverse effect of currency exchange rates or controls on the value of the fund's investments, or its ability to convert non-U.S. currencies to U.S. dollars



o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession



o Economic, political, regulatory and social developments may adversely affect the securities markets



o Withholding and other non-U.S. taxes may decrease the fund's return


DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

MARKET SEGMENT RISK. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.



Industries in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.



Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.



DERIVATIVES RISK. Using derivatives exposes the fund to additional risks and may increase the volatility of the fund's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the fund's portfolio, and they can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. The fund also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the fund for a variety of reasons. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability,

More on the risks of investing in the fund



or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.



LEVERAGING RISK. When the fund engages in transactions that have a leveraging effect on the fund's portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements. In addition, certain of the fund's investments may have embedded leverage.



SECURITIES LENDING RISK. When lending securities in its portfolio, the fund will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. Securities lending is also subject to the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the fund is unable to recall a security in time to exercise voting rights or sell the security.


RISK OF INCREASE IN EXPENSES. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

To learn more about the fund's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.


DISCLOSURE OF PORTFOLIO HOLDINGS


The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

Management


INVESTMENT ADVISER
Pioneer, the fund's investment adviser, oversees the fund's operations and supervises the fund's subadviser, which is responsible for the day-to-day management of the fund's portfolio.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2010, assets under management were approximately $249 billion worldwide, including over $64 billion in assets under management by Pioneer (and its U.S. affiliates).


Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate an unaffiliated subadviser or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the fund without shareholder approval.



INVESTMENT SUBADVISER


Oak Ridge Investments, LLC (Oak Ridge) is the fund's subadviser. Oak Ridge, which is located at 10 South LaSalle Street, Chicago, Illinois 60603, was established in 1989 and is a registered investment adviser. As of December 31, 2010, Oak Ridge had approximately $2.9 billion in assets under management.

Management


PORTFOLIO MANAGEMENT


Day-to-day management of the fund's portfolio is the responsibility of David M. Klaskin (lead manager), Chairman (since 1998), Chief Executive Officer and Chief Investment Officer (since 1989) of Oak Ridge, and Robert G. McVicker, Portfolio Manager at Oak Ridge (since 1989). Mr. Klaskin and Mr. McVicker have served as portfolio managers of the fund since 1994.


The fund's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the fund.


MANAGEMENT FEE
The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.85% of the fund's average daily net assets up to $1 billion and 0.80% on assets over $1 billion. The fee is accrued daily and paid monthly.

Pioneer, and not the fund, pays a portion of the fee it receives from the fund to Oak Ridge as compensation for Oak Ridge's subadvisory services to the fund.


For the fiscal year ended November 30, 2010, the fund paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.84% of the fund's average daily net assets.



A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the fund's annual report to shareholders for the period ended November 30, 2010.



A discussion regarding the basis for the Board of Trustees' approval of the subadvisory contract is available in the fund's annual report to shareholders, for the period ended November 30, 2010.



DISTRIBUTOR AND TRANSFER AGENT

Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Pricing of shares



NET ASSET VALUE


The fund's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the fund will calculate a net asset value for each class of shares as of the actual closing time.

The fund generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.


To the extent that the fund invests in shares of other mutual funds that are not traded on an exchange, such shares are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.



The fund generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors.


The fund values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

Pricing of shares


The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem fund shares.


When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The fund also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the fund's net asset value is calculated. Because the fund may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily available or may be unreliable - the fund may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated only using market prices.


The prices used by the fund to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Choosing a class of shares


The fund offers four classes of shares through this prospectus. Each class has different eligibility requirements, sales charges and expenses, allowing you to choose the class that best meets your needs.


Factors you should consider include:



o The eligibility requirements that apply to purchases of a particular share class



o The expenses paid by each class



o The initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to each class



o Whether you qualify for any reduction or waiver of sales charges



o How long you expect to own the shares



o Any services you may receive from a financial intermediary


Your investment professional can help you determine which class meets your goals. Your investment professional or financial intermediary may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.

For information on the fund's expenses, please see "Fund Summary."



CLASS A SHARES



o You pay a sales charge of up to 5.75% of the offering price, which is reduced or waived for large purchases and certain types of investors. At time of your purchase, your investment firm may receive a commission from the distributor of up to 5%, declining as the size of your investment increases.



o There is no contingent deferred sales charge, except in certain circumstances when no initial sales charge is charged.



o Distribution and service fees of 0.25% of average daily net assets.




CLASS B SHARES



o A contingent deferred sales charge of up to 4% is assessed if you sell your shares. The charge is reduced over time and not charged after five years. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 4%.



o Distribution and service fees of 1.00% of average daily net assets.



o Converts to Class A shares after eight years.



o Effective December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gains distributions may continue to be reinvested in Class B shares according

Choosing a class of shares



  to a shareholder's election, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Shareholders who owned Class B shares as of December 31, 2009 may continue to hold such shares until they convert to Class A shares eight years after the date of purchase.




CLASS C SHARES



o A 1% contingent deferred sales charge is assessed if you sell your shares within one year of purchase. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 1%.



o Distribution and service fees of 1.00% of average daily net assets.



o Does not convert to another share class.



o Maximum purchase amount (per transaction) of $499,999.




CLASS Y SHARES



o No initial or contingent deferred sales charge.



o Initial investments are subject to a $5 million investment minimum, which may be waived in some circumstances.

Distribution and service arrangements


DISTRIBUTION PLAN
The fund has adopted a distribution plan for Class A, Class B and Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.


ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
Your financial intermediary may receive compensation from the fund, Pioneer and its affiliates for the sale of fund shares and related services. Compensation may include sales commissions and distribution and service (Rule 12b-1) fees, as well as compensation for administrative services and transaction processing.


Pioneer and its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the fund, or from the retention of a portion of sales charges or distribution and service fees. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.

Distribution and service arrangements



Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the Pioneer funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary's costs.


The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the Pioneer funds.

Sales charges


INITIAL SALES CHARGES (CLASS A SHARES ONLY)
You pay the offering price (the net asset value per share plus any initial sales charge) when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by the fund.


SALES CHARGES FOR CLASS A SHARES


                                   SALES CHARGE AS % OF
                                  ----------------------
                                    OFFERING  NET AMOUNT
AMOUNT OF PURCHASE                     PRICE    INVESTED
--------------------------------- ---------- -----------
Less than $50,000                     5.75         6.10
---------------------------------     ----         ----
$50,000 but less than $100,000        4.50         4.71
---------------------------------     ----         ----
$100,000 but less than $250,000       3.50         3.63
---------------------------------     ----         ----
$250,000 but less than $500,000       2.50         2.56
---------------------------------     ----         ----


$500,000 or more                       -0-          -0-
---------------------------------     ----         ----


The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower due to rounding.


REDUCED SALES CHARGES


You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints." Pioneer offers two principal means of taking advantage of breakpoints in sales charges for aggregate purchases of Class A shares of the Pioneer funds over time if:



o The amount of shares you own of the Pioneer funds plus the amount you are investing now is at least $50,000 (Rights of accumulation)



o You plan to invest at least $50,000 over the next 13 months (Letter of intent)

Sales charges


RIGHTS OF ACCUMULATION


If you qualify for rights of accumulation, your sales charge will be based on the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under the age of 21.



LETTER OF INTENT


You can use a letter of intent to qualify for reduced sales charges in two situations:



o If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) in the fund's Class A shares during the next 13 months



o If you include in your letter of intent the value (at the current offering price) of all of your Class A shares of the fund and Class A, Class B or Class C shares of all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy


Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). Any share class for which no sales charge is paid cannot be included under the letter of intent. For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.


QUALIFYING FOR A REDUCED CLASS A SALES CHARGE
In calculating your total account value in order to determine whether you have net sales charge breakpoints, you can include your Pioneer mutual fund shares, those of your spouse and the shares of any children under the age of 21. Pioneer will use each fund's current offering price to calculate your total account value. Certain trustees and fiduciaries may also qualify for a reduced sales charge.

To receive a reduced sales charge, you or your investment professional must, at the time of purchase, notify the distributor of your eligibility. In order to verify your eligibility for a discount, you may need to provide your investment professional or the fund with information or records, such as account numbers or statements, regarding shares of the fund or other Pioneer mutual funds held in all accounts by you, your spouse or children under the age of 21 with that investment professional or with any other financial intermediary. Eligible accounts may include joint accounts, retirement plan accounts, such as IRA and 401k accounts, and custodial accounts, such as ESA, UGMA and UTMA accounts.

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.


For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Pioneer or an affiliate.


You can locate information regarding the reduction or waiver of sales charges, in a clear and prominent format and free of charge, on Pioneer's website at www.pioneerinvestments.com. The website includes hyperlinks that facilitate access to this information.


CLASS A PURCHASES AT A REDUCED INITIAL SALES CHARGE OR NET ASSET VALUE ARE ALSO AVAILABLE TO:


Group plans if the sponsoring organization:



o recommends purchases of Pioneer mutual funds to,



o permits solicitation of, or



o facilitates purchases by its employees, members or participants.



CLASS A PURCHASES AT NET ASSET VALUE
You may purchase Class A shares at net asset value (without a sales charge) as follows. If you believe you qualify for any of the Class A sales charge waivers discussed below, contact your investment professional or the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.


INVESTMENTS OF $500,000 OR MORE AND CERTAIN RETIREMENT PLANS
You do not pay a sales charge when you purchase Class A shares if you are investing $500,000 or more, are a participant in an employer-sponsored retirement plan with at least $500,000 in total plan assets or are a participant in certain employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets. However, you may pay a contingent

Sales charges


deferred sales charge if you sell your Class A shares within 12 months of purchase. The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.



CLASS A PURCHASES AT NET ASSET VALUE ARE AVAILABLE TO:



o Current or former trustees and officers of the fund;



o Partners and employees of legal counsel to the fund (at the time of initial share purchase);



o Directors, officers, employees or sales representatives of Pioneer and its affiliates (at the time of initial share purchase);



o Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Pioneer serves as investment adviser (at the time of initial share purchase);



o Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;



o Employees of Regions Financial Corporation and its affiliates (at the time of initial share purchase);



o Members of the immediate families of any of the persons above;



o Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;



o Insurance company separate accounts;



o Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;



o Other funds and accounts for which Pioneer or any of its affiliates serves as investment adviser or manager;



o Investors in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;
o Certain unit investment trusts;



o Participants in employer-sponsored retirement plans with at least $500,000 in total plan assets;



o Participants in employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;



o Participants in Optional Retirement Programs if (i) your employer has authorized a limited number of mutual funds to participate in the program,
  (ii) all participating mutual funds sell shares to program participants at net asset value, (iii) your employer has agreed in writing to facilitate investment in Pioneer mutual funds by program participants and (iv) the program provides for a matching contribution for each participant contribution;



o Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer;



o Individuals receiving a distribution consisting of Class Y shares of a Pioneer fund from a trust, fiduciary, custodial or other similar account who purchase Class A shares of the same Pioneer fund within 90 days of the date of the distribution;



o Investors purchasing shares pursuant to the reinstatement privilege applicable to Class A and Class B shares; and



o Shareholders of record (i.e., shareholders whose shares are not held in the name of a broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date.



In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Sales charges


CONTINGENT DEFERRED SALES CHARGES (CDSCS)


CLASS A SHARES
Purchases of Class A shares of $500,000 or more, or by participants in a group plan which were not subject to an initial sales charge, may be subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge is payable to the distributor in the event of a share redemption within 12 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan that has at least $500,000 in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Pioneer on or before March 31, 2004).


CLASS B SHARES


You buy Class B shares at net asset value per share without paying an initial sales charge. However, if you sell your Class B shares within five years of purchase, you will pay the distributor a contingent deferred sales charge upon redemption. The contingent deferred sales charge decreases as the number of years since your purchase increases. Effective December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except for reinvestment of dividends and/or capital gains distributions and exchanges for Class B shares of other Pioneer funds.



CONTINGENT DEFERRED SALES CHARGE
----------------------------------
ON SHARES SOLD                         AS A % OF DOLLAR
BEFORE THE                               AMOUNT SUBJECT
END OF YEAR                         TO THE SALES CHARGE
---------------------------------- --------------------
1                                                    4
---------------------------------- --------------------
2                                                    4
---------------------------------- --------------------
3                                                    3
---------------------------------- --------------------
4                                                    2
---------------------------------- --------------------
5                                                    1
---------------------------------- --------------------
6+                                                   0
---------------------------------- --------------------

Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the fund remain subject to any contingent deferred sales charge that applied to the shares you originally purchased.

CONVERSION TO CLASS A SHARES
Class B shares automatically convert into Class A shares. This helps you because Class A shares pay lower expenses.


Your Class B shares will convert to Class A shares eight years after the date of purchase except that:



o Shares purchased by reinvesting dividends and capital gain distributions will convert to Class A shares over time in the same proportion as other shares held in the account



o Shares purchased by exchanging shares from another fund will convert on the date that the shares originally acquired would have converted into Class A shares


Currently, the Internal Revenue Service permits the conversion of shares to take place without imposing a federal income tax. Conversion may not occur if the Internal Revenue Service deems it a taxable event for federal tax purposes.



CLASS C SHARES


You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, upon redemption you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.



PAYING THE CONTINGENT DEFERRED SALES CHARGE (CDSC)


Several rules apply for calculating CDSCs so that you pay the lowest possible CDSC.



o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less



o You do not pay a CDSC on reinvested dividends or distributions



o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest



o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"



WAIVER OR REDUCTION OF CONTINGENT DEFERRED SALES CHARGES
It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

Sales charges



The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class B or Class C shares if:



o The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;



o You become disabled (within the meaning of Section 72 of the Internal Revenue
  Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;



o The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);



o The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:



  - It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);



  - It is a required minimum distribution due to the attainment of age 70 1/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);



  - It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; or



  - It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);



o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:



  - A return of excess employee deferrals or contributions;

  - A qualifying hardship distribution as described in the Internal Revenue Code. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held by Pioneer for all participants, reduced by the total of any prior distributions made in that calendar year;



  - Due to retirement or termination of employment. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held in a Pioneer mutual fund for all participants, reduced by the total of any prior distributions made in that calendar year; or



  - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers (not available to Class B shares);



o The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account;



o The distribution is made to pay an account's advisory or custodial fees; or



o The selling broker elects, with the distributor's approval, to waive receipt of the commission normally paid at the time of the sale.



Please see the fund's statement of additional information for more information regarding reduced sales charges and breakpoints.

Buying, exchanging and selling shares


OPENING YOUR ACCOUNT
You may open an account by completing an account application and sending it to the transfer agent by mail or by fax. Please call the transfer agent to obtain an account application. Certain types of accounts, such as retirement accounts, have separate applications.

Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

PIONEER INVESTMENT MANAGEMENT
SHAREHOLDER SERVICES, INC.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292


IDENTITY VERIFICATION
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value on the date of redemption.


INVESTING THROUGH FINANCIAL INTERMEDIARIES AND RETIREMENT PLANS
If you invest in the fund though your financial intermediary or though a retirement plan, the options and services available to you may be different from those discussed in this prospectus. Shareholders investing through financial intermediaries, programs sponsored by financial intermediaries and retirement plans may only purchase funds and classes of shares that are available. When you invest through an account that is not in your name, you generally may buy and sell shares and complete other transactions only though the account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.



SHARE PRICES FOR TRANSACTIONS
If you place an order to purchase, exchange or sell shares with the transfer agent or an authorized agent by the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), the share price for your transaction will be based on the net asset value determined as of the close of regular trading on the New York Stock Exchange on that day (plus or minus any applicable sales charges). If your order is placed with the transfer agent or an authorized agent after the close of regular trading on the New York Stock Exchange, or your order is not in good order, the share price will be based on the net asset value next determined after your order is received in good order by the fund or authorized agent. The authorized agent is responsible for transmitting your order to the fund in a timely manner.



GOOD ORDER MEANS THAT:



o You have provided adequate instructions



o There are no outstanding claims against your account



o There are no transaction limitations on your account



o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered



o Your request includes a signature guarantee if you:



  - Are selling over $100,000 or exchanging over $500,000 worth of shares



  - Changed your account registration or address within the last 30 days



  - Instruct the transfer agent to mail the check to an address different from the one on your account



  - Want the check paid to someone other than the account's record owner(s)



  - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration



TRANSACTION LIMITATIONS
Your transactions are subject to certain limitations, including the limitation on the purchase of the fund's shares within 30 calendar days of a redemption. See "Excessive trading."

Buying, exchanging and selling shares


BUYING
You may buy fund shares from any financial intermediary that has a sales agreement or other arrangement with the distributor.


You can buy shares at net asset value per share plus any applicable sales charge. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your financial intermediary will send your purchase request to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.



MINIMUM INVESTMENT AMOUNTS


CLASS A AND CLASS C SHARES
Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares.

You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for, among other things, share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Pioneer.


CLASS Y SHARES
Your initial investment in Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. The fund may waive the initial investment amount.


WAIVERS OF THE MINIMUM INVESTMENT AMOUNT
The fund will accept an initial investment of less than $5 million if:

(a) The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or

(b) The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or


(c) The account is not represented by a broker-dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or


(d) The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Pioneer or its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor; or


(e) The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include Class Y shares of the Pioneer mutual funds in their program. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class; or

(f)        The investment is made by another Pioneer fund

The fund reserves the right to waive the initial investment minimum in other circumstances.

Buying, exchanging and selling shares


MAXIMUM PURCHASE AMOUNTS


Purchases of fund shares are limited to $499,999 for Class C shares. This limit is applied on a per transaction basis. Class A and Class Y shares are not subject to a maximum purchase amount.



RETIREMENT PLAN ACCOUNTS
You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.


You may not use the account application accompanying this prospectus to establish a Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.



HOW TO BUY SHARES


THROUGH YOUR INVESTMENT FIRM
Normally, your investment firm will send your purchase request to the fund's distributor and/or transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.


BY PHONE OR ONLINE


YOU CAN USE THE TELEPHONE OR ONLINE PURCHASE PRIVILEGE IF you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:



o You established your bank account of record at least 30 days ago



o Your bank information has not changed for at least 30 days



o You are not purchasing more than $100,000 worth of shares per account per day



o You can provide the proper account identification information


When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.


IN WRITING, BY MAIL
You can purchase fund shares for an existing fund account by MAILING A CHECK TO THE TRANSFER AGENT. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check, travelers check, or credit card check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.


BY WIRE (CLASS Y SHARES ONLY)


If you have an existing Class Y account, you may wire funds to purchase shares. Note, however, that:



o State Street Bank must receive your wire no later than 11:00 a.m. Eastern time on the business day after the fund receives your request to purchase shares



o If State Street Bank does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk



o Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank



o Wire transfers may be restricted on holidays and at certain other times



INSTRUCT YOUR BANK TO WIRE FUNDS TO:

Receiving Bank:          State Street Bank and Trust Company
                         225 Franklin Street
                         Boston, MA 02101
                         ABA Routing No. 011000028
For further credit to:   Shareholder Name
                         Existing Pioneer Account No.
                         Oak Ridge Small Cap Growth Fund

The transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.

Buying, exchanging and selling shares


EXCHANGING
You may, under certain circumstances, exchange your shares for shares of the same class of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus. You generally will have to pay income taxes on an exchange.



SAME-FUND EXCHANGE PRIVILEGE



Certain shareholders may be eligible to exchange their shares for the fund's Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.




HOW TO EXCHANGE SHARES


THROUGH YOUR INVESTMENT FIRM
Normally, your investment firm will send your exchange request to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT EXCHANGING YOUR SHARES.


BY PHONE OR ONLINE


After you establish an eligible fund account, YOU CAN EXCHANGE FUND SHARES BY PHONE OR ONLINE IF:



o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account



o The fund into which you are exchanging offers the same class of shares



o You are not exchanging more than $500,000 worth of shares per account per day



o You can provide the proper account identification information

IN WRITING, BY MAIL OR BY FAX


You can exchange fund shares by MAILING OR FAXING A LETTER OF INSTRUCTION TO THE TRANSFER AGENT. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:



o The name and signature of all registered owners



o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000



o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging



o The class of shares you are exchanging



o The dollar amount or number of shares you are exchanging



SELLING
Your shares will be sold at the share price (net asset value less any applicable sales charge) next calculated after the fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.


If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.


If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

You generally will have to pay income taxes on a sale.


If you must use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

Buying, exchanging and selling shares


HOW TO SELL SHARES


THROUGH YOUR INVESTMENT FIRM
Normally, your investment firm will send your request to sell shares to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.


BY PHONE OR ONLINE
IF YOU HAVE AN ELIGIBLE NON-RETIREMENT ACCOUNT, YOU MAY SELL UP TO $100,000 PER ACCOUNT PER DAY BY PHONE OR ONLINE. You may sell fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.


You may receive your sale proceeds:



o By check, provided the check is made payable exactly as your account is registered



o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record


For Class Y shares, shareholders may sell up to $5 million per account per day if the proceeds are directed to your bank account of record ($100,000 per account per day if the proceeds are not directed to your bank account of record).


IN WRITING, BY MAIL OR BY FAX


You can sell some or all of your fund shares by WRITING DIRECTLY TO THE FUND only if your account is registered in your name. Include in your request your name, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.


The transfer agent will not process your request until it is received in good order.


You may sell up to $100,000 per account per day by fax.

HOW TO CONTACT US


BY PHONE
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call
1-800-225-6292

To request a transaction using FactFone/SM/ call
1-800-225-4321


BY MAIL
Send your written instructions to:
PIONEER INVESTMENT MANAGEMENT
SHAREHOLDER SERVICES, INC.
P.O. Box 55014
Boston, Massachusetts 02205-5014


PIONEER WEBSITE
www.pioneerinvestments.com


BY FAX
Fax your exchange and sale requests to:


1-800-225-4240

Account options


See the account application form for more details on each of the following services or call the transfer agent for details and availability.


TELEPHONE TRANSACTION PRIVILEGES
If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. If the fund's confirmation procedures are followed, neither the fund nor its agents will bear any liability for these transactions.


ONLINE TRANSACTION PRIVILEGES

If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.


To establish online transaction privileges:



o For new accounts, complete the online section of the account application



o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen at www.pioneerinvestments.com


To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

AUTOMATIC INVESTMENT PLANS


You can make regular periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, a Pioneer Investomatic Plan and other similar automatic investment plans. Automatic investments may be made only through U.S. banks. You may use an automatic investment plan to establish a Class A share account with a small initial investment. If you have a Class C share account and your balance is at least $1,000, you may establish an automatic investment plan.



PIONEER INVESTOMATIC PLAN
If you establish a Pioneer Investomatic Plan, the transfer agent will make a periodic investment in fund shares by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.


AUTOMATIC EXCHANGES


You can automatically exchange your fund shares for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:



o You must select exchanges on a monthly or quarterly basis



o Both the originating and receiving accounts must have identical registrations



o The originating account must have a minimum balance of $5,000


You may have to pay income taxes on an exchange.


DISTRIBUTION OPTIONS
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

Account options


(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) and (3) are not available to retirement plan accounts or accounts with a current value of less than $500.


If you are under 59 1/2, taxes and tax penalties may apply.



If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $10, the fund may reinvest the amount in additional shares of the fund instead of sending a check. Additional shares of the fund will be purchased at the then-current net asset value.



DIRECTED DIVIDENDS
You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.


SYSTEMATIC WITHDRAWAL PLANS
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a U.S. bank account you designate.


To establish a systematic withdrawal plan:



o Your account must have a total value of at least $10,000 when you establish your plan



o You must request a periodic withdrawal of at least $50



o You may not request a periodic withdrawal of more than 10% of the value of any Class B or Class C share account (valued at the time the plan is implemented)

These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.

Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.


DIRECT DEPOSIT
If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.


VOLUNTARY TAX WITHHOLDING


You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Shareholder services and policies


EXCESSIVE TRADING


Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:



o You sell shares within a short period of time after the shares were purchased;



o You make two or more purchases and redemptions within a short period of time;



o You enter into a series of transactions that indicate a timing pattern or strategy; or



o We reasonably believe that you have engaged in such practices in connection with other mutual funds.


The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker or other intermediary has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor, broker or other intermediary to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker, other intermediary or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker or other intermediary, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the broker or other intermediary in taking steps to limit this type of activity.


The fund may reject a purchase or exchange order before its acceptance or the issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase or exchange request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order had been accepted and an investment made in the fund. A fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future.


To limit the negative effects of excessive trading on the fund, the fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from the fund, that investor shall be prevented (or "blocked") from purchasing shares of the fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under
Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap" programs, transactions by insurance company separate accounts or transactions by other funds that invest in the fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to the Pioneer money market funds.

Shareholder services and policies



We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the fund's policy described above or their own policies or restrictions designed to limit excessive trading of fund shares. However, we do not impose this policy at the omnibus account level.



Purchases pursuant to the reinstatement privilege (for Class A and Class B shares) are subject to this policy.



PURCHASES IN KIND


You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you use to purchase fund shares for cash in an amount equal to the value of the fund shares that you purchase. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.



REINSTATEMENT PRIVILEGE (CLASS A AND CLASS B SHARES)


If you recently sold all or part of your Class A or Class B shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:



o You must send a written request to the transfer agent no more than 90 days after selling your shares and



o The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.


Purchases pursuant to the reinstatement privilege are subject to limitations on investor transactions, including the limitation on the purchase of the fund's shares within 30 calendar days of redemption. See "Excessive trading."

When you elect reinstatement, you are subject to the provisions outlined in the selected fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of your sale of fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.


PIONEER WEBSITE
WWW.PIONEERINVESTMENTS.COM


The website includes a full selection of information on mutual fund investing. You can also use the website to get:



o Your current account information



o Prices, returns and yields of all publicly available Pioneer mutual funds



o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds



o A copy of Pioneer's privacy notice


If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.


FACTFONE/SM/ 1-800-225-4321


You can use FactFone/SM/ to:



o Obtain current information on your Pioneer mutual fund accounts



o Inquire about the prices and yields of all publicly available Pioneer mutual funds



o Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts



o Request account statements


If you plan to use FactFone/SM/ to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone/SM/.

If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone/SM/ to obtain account information.


HOUSEHOLD DELIVERY OF FUND DOCUMENTS
With your consent, Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone

Shareholder services and policies


or in writing (see "How to contact us"). Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.


CONFIRMATION STATEMENTS
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.


TAX INFORMATION
Early each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.



TAX INFORMATION FOR IRA ROLLOVERS



In January (or by the applicable Internal Revenue Service deadline) following the year in which you take a reportable distribution, the transfer agent will mail you a tax form reflecting the total amount(s) of distribution(s) received by the end of January.



PRIVACY


The fund has a policy designed to protect the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.



SIGNATURE GUARANTEES AND OTHER REQUIREMENTS


You are required to obtain a signature guarantee when:



o Requesting certain types of exchanges or sales of fund shares



o Redeeming shares for which you hold a share certificate



o Requesting certain types of changes for your existing account


You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.


MINIMUM ACCOUNT SIZE
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.


TELEPHONE AND WEBSITE ACCESS
You may have difficulty contacting the fund by telephone or accessing www.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access www.pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.


SHARE CERTIFICATES


The fund does not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.



OTHER POLICIES


The fund and the distributor reserve the right to:



o reject any purchase or exchange order for any reason, without prior notice

Shareholder services and policies



o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege



o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission



The fund reserves the right to:



o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission



o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash



o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming fund shares to the extent necessary to cover the fee



o close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

Dividends, capital gains and taxes


DIVIDENDS AND CAPITAL GAINS
The fund generally pays any distributions of net short- and long-term capital gains in November.

The fund generally pays dividends from any net investment income in December.


The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund shortly before a dividend or other distribution, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.



TAXES
You will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from the fund's net capital gains (if any) are considered long-term capital gains and may be taxable to you at reduced rates. Distributions from the fund's net short-term capital gains are taxable as ordinary income.


Other dividends are taxable either as ordinary income or, for taxable years beginning on or before December 31, 2012, if certain conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.


"Qualified dividend income" generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the fund receives in respect of stock of certain foreign corporations may be "qualified dividend income" if that stock is readily tradable on an established U.S. securities market.

A portion of dividends received from the fund (but none of the fund's capital gain distributions) may qualify for the dividends-received deduction for corporations.

The fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.

Dividends, capital gains and taxes


If the fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.


When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange.



You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will apply "backup withholding" tax on your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013.


You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in the fund. You may also consult the fund's statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect the fund and its shareowners.


Sales and exchanges generally will be taxable transactions to shareowners.

Financial highlights


The financial highlights table helps you understand the fund's financial performance for the past five years.


Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A, Class B, Class C and Class Y shares of the fund (assuming reinvestment of all dividends and distributions).


The information below has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

Financial highlights


PIONEER OAK RIDGE SMALL CAP GROWTH FUND


CLASS A SHARES




                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                           11/30/10      11/30/09      11/30/08      11/30/07      11/30/06
                                        ------------- ------------- ------------- ------------- -------------


Net asset value, beginning of period      $  20.96      $  17.06     $  25.82       $  26.15      $  24.84
                                          --------      --------     --------       --------      --------


Increase (decrease) from
 investment operations:


 Net investment loss                      $  (0.22)     $  (0.12)    $  (0.13)      $  (0.25)     $  (0.23)



 Net realized and unrealized gain
   (loss) on investments                     6.10          4.02        (8.10)          2.18          2.27
                                          --------      --------     --------       --------      --------



   Net increase (decrease) from
    investment operations                 $   5.88      $   3.90     $  (8.23)      $   1.93      $   2.04


Distributions to shareowners:


 Net realized gain                              -             -        (0.53)         (2.26)        (0.73)
                                          --------      --------     --------       --------      --------



Net increase (decrease) in net
 asset value                              $   5.88      $   3.90     $  (8.76)      $  (0.33)     $   1.31
                                          --------      --------     --------       --------      --------



Net asset value, end of period            $  26.84      $  20.96     $  17.06       $  25.82      $  26.15
                                          --------      --------     --------       --------      --------



Total return*                               28.05%        22.86%      (31.86)%         7.57%         8.25%



Ratio of net expenses to average
 net assets+                                 1.28%         1.36%        1.40%          1.41%         1.40%



Ratio of net investment loss to
 average net assets+                        (0.92)%       (0.82)%      (0.70)%        (0.97)%       (0.91)%



Portfolio turnover rate                        27%           29%          37%            58%           29%



Net assets, end of period
 (in thousands)                           $493,766      $396,023     $204,015       $225,402      $225,906


Ratios with no waiver of fees and
 assumption of expenses by the
 Adviser and no reduction for fees
 paid indirectly:


 Net expenses                                1.56%         1.60%        1.57%          1.53%         1.56%



 Net investment loss                        (1.21)%       (1.06)%      (0.86)%        (1.10)%       (1.07)%


Ratios with waiver of fees and
 assumption of expenses by the
 Adviser and reduction for fees
 paid indirectly:


 Net expenses                                1.28%         1.36%        1.40%          1.40%         1.40%



 Net investment loss                        (0.92)%       (0.82)%      (0.70)%        (0.96)%       (0.91)%


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.


+     Ratios with no reduction for fees paid indirectly.

PIONEER OAK RIDGE SMALL CAP GROWTH FUND


CLASS B SHARES




                                         YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                          11/30/10     11/30/09     11/30/08     11/30/07      11/30/06
                                        ------------ ------------ ------------ ------------ -------------


Net asset value, beginning of period      $ 19.83      $ 16.29    $ 24.90        $ 25.52       $ 24.49
                                          -------      -------    --------       -------       -------


Increase (decrease) from
 investment operations:


 Net investment loss                      $ (0.47)     $ (0.19)   $ (0.40)       $ (0.52)      $ (0.54)



 Net realized and unrealized gain
   (loss) on investments                     5.79         3.73     (7.68)           2.16          2.30
                                          -------      -------    --------       -------       -------



   Net increase (decrease) from
    investment operations                 $  5.32      $  3.54    $ (8.08)       $  1.64       $  1.76


Distributions to shareowners:


 Net realized gain                              -            -     (0.53)          (2.26)        (0.73)
                                          -------      -------    --------       -------       -------



Net increase (decrease) in net
 asset value                              $  5.32      $  3.54    $ (8.61)       $ (0.62)      $  1.03
                                          -------      -------    --------       -------       -------



Net asset value, end of period            $ 25.15      $ 19.83    $ 16.29        $ 24.90       $ 25.52
                                          -------      -------    --------       -------       -------



Total return*                               26.83%       21.73%   (32.43)%          6.62%         7.22%



Ratio of net expenses to average
 net assets+                                 2.17%        2.24%     2.31%           2.32%         2.31%



Ratio of net investment loss to
 average net assets+                        (1.82)%      (1.73)%   (1.63)%         (1.88)%       (1.82)%



Portfolio turnover rate                        27%          29%       37%             58%           29%



Net assets, end of period
 (in thousands)                           $ 9,142      $ 9,197    $ 3,805        $ 6,964       $ 8,371


Ratios with no waiver of fees and
 assumption of expenses by the
 Adviser and no reduction for fees
 paid indirectly:


 Net expenses                                2.48%        2.60%     2.40%           2.32%         2.38%



 Net investment loss                        (2.13)%      (2.09)%   (1.72)%         (1.88)%       (1.89)%


Ratios with waiver of fees and
 assumption of expenses by the
 Adviser and reduction for fees
 paid indirectly:


 Net expenses                                2.17%        2.24%     2.30%           2.30%         2.30%



 Net investment loss                        (1.82)%      (1.73)%   (1.62)%         (1.86)%       (1.81)%


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.


+     Ratios with no reduction for fees paid indirectly.

Financial highlights


PIONEER OAK RIDGE SMALL CAP GROWTH FUND


CLASS C SHARES




                                         YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                          11/30/10     11/30/09     11/30/08     11/30/07     11/30/06
                                        ------------ ------------ ------------ ------------ -----------


Net asset value, beginning of period     $ 18.52      $ 15.21     $ 23.30       $ 23.99      $ 23.04
                                         -------      -------     --------      -------      -------


Increase (decrease) from
 investment operations:


 Net investment loss                     $ (0.38)     $ (0.22)    $ (0.36)      $ (0.49)     $ (0.46)



 Net realized and unrealized gain
   (loss) on investments                   5.36         3.53       (7.20)         2.06         2.14
                                         -------      -------     --------      -------      -------



   Net increase (decrease) from
    investment operations                $  4.98      $  3.31     $ (7.56)      $  1.57      $  1.68


Distributions to shareowners:


 Net realized gain                            -            -       (0.53)        (2.26)       (0.73)
                                         -------      -------     --------      -------      -------



Net increase (decrease) in net
 asset value                             $  4.98      $  3.31     $ (8.09)      $ (0.69)     $  0.95
                                         -------      -------     --------      -------      -------



Net asset value, end of period           $ 23.50      $ 18.52     $ 15.21       $ 23.30      $ 23.99
                                         -------      -------     --------      -------      -------



Total return*                             26.89%       21.76%     (32.43)%        6.75%        7.33%



Ratio of net expenses to average
 net assets+                               2.18%        2.26%       2.27%         2.20%        2.20%



Ratio of net investment loss to
 average net assets+                      (1.82)%      (1.71)%     (1.59)%       (1.76)%      (1.72)%



Portfolio turnover rate                      27%          29%         37%           58%          29%



Net assets, end of period
 (in thousands)                          $47,291      $36,280     $20,913       $37,659      $50,120


Ratios with no waiver of fees and
 assumption of expenses by the
 Adviser and no reduction for fees
 paid indirectly:


 Net expenses                              2.29%        2.40%       2.27%         2.20%        2.20%



 Net investment loss                      (1.93)%      (1.86)%     (1.59)%       (1.76)%      (1.72)%


Ratios with waiver of fees and
 assumption of expenses by the
 Adviser and reduction for fees
 paid indirectly:


 Net expenses                              2.18%        2.26%       2.27%         2.19%        2.20%



 Net investment loss                      (1.82)%      (1.71)%     (1.59)%       (1.75)%      (1.72)%


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.


+     Ratios with no reduction for fees paid indirectly.

PIONEER OAK RIDGE SMALL CAP GROWTH FUND




CLASS Y SHARES





                                                                                           12/29/09(A)
                                                                                           TO 11/30/10
                                                                                        ----------------


Net asset value, beginning of period                                                       $  22.77
                                                                                           --------



Increase (decrease) from investment operations:



 Net investment loss                                                                       $  (0.07)



 Net realized and unrealized gain on investments                                           $   4.21
                                                                                           --------



Net increase from investment operations                                                    $   4.14
                                                                                           --------



Net increase in net asset value                                                            $   4.14
                                                                                           --------



Net asset value, end of period                                                             $  26.91
                                                                                           --------



Total return*                                                                                 18.18%



Ratio of net expenses to average net assets+                                                   1.03%**



Ratio of net investment loss to average net assets+                                           (0.66)%**



Portfolio turnover rate                                                                          27%



Net assets, end of period (in thousands)                                                   $195,799



Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:



 Net expenses                                                                                  1.03%**



 Net investment loss                                                                          (0.66)%**



Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:



 Net expenses                                                                                  1.03%**



 Net investment loss                                                                          (0.66)%**



(a)        Class Y shares were first publicly offered on December 29, 2009.



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.



+     Ratios with no reduction for fees paid indirectly.



**    Annualized.

                                     Notes

Pioneer
Oak Ridge Small Cap Growth Fund



YOU CAN OBTAIN MORE FREE INFORMATION about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for more information about the fund, to request copies of the fund's statement of additional information and shareowner reports, and to make other inquiries.



VISIT OUR WEBSITE
www.pioneerinvestments.com

The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerinvestments.com. You also may find other information and updates about Pioneer and the fund, including fund performance information, on the fund's website.


SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the fund.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the fund's annual report to shareholders, are incorporated by reference into this prospectus.


You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.


(Investment Company Act file no. 811-21425)


[GRAPHIC APPEARS HERE]



PIONEER FUNDS DISTRIBUTOR, INC.


60 STATE STREET                                                    19044-05-0411



BOSTON, MA 02109                 (Copyright)2011 Pioneer Funds Distributor, Inc.



WWW.PIONEERINVESTMENTS.COM                                           Member SIPC


[GRAPHIC APPEARS HERE]




Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
www.pioneerinvestments.com














This is not part of the prospectus.





19044-05-0411



(Copyright)2011 Pioneer Funds Distributor, Inc.



Underwriter of Pioneer mutual funds


Member SIPC

PIONEER
--------------------------------------------------------------------------------
OAK RIDGE LARGE CAP GROWTH FUND
                                                  Class A Shares (ORILX)
                                                  Class B Shares (ORLBX)
                                                  Class C Shares (ORLCX)
                                                  Class R Shares (ORLRX)
                                                  Class Y Shares (PORYX)




                                                      Prospectus, April 1, 2011


CONTENTS
--------------------------------------------------------------------------------


Fund summary.................................  1



More on the fund's investment objective
and strategies............................... 11



More on the risks of investing in the fund    15



Management................................... 19



Pricing of shares............................ 21



Choosing a class of shares................... 23



Distribution and service arrangements........ 26



Sales charges................................ 29



Buying, exchanging and selling shares........ 38



Account options.............................. 48



Shareholder services and policies............ 52



Dividends, capital gains and taxes........... 59



Financial highlights......................... 61


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the fund's shares or determined whether this prospectus is

[GRAPHIC APPEARS HERE]





accurate or complete. Any representation to the contrary is a crime.

     An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
-------------------------------------------------------------------------------



     Contact your investment professional to discuss how the fund may fit into your portfolio.
-------------------------------------------------------------------------------

Fund summary


INVESTMENT OBJECTIVE
Capital appreciation.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Pioneer funds. More information about these and other discounts is available from your investment professional and in the "Sales charges" section of the prospectus beginning on page 29 and the "Sales charges" section of the statement of additional information beginning on page 61.



SHAREOWNER FEES
(fees paid directly from your investment)           CLASS A   CLASS B   CLASS C   CLASS R   CLASS Y
--------------------------------------------------  --------- --------- --------- --------- --------
Maximum sales charge (load) when you buy
shares (as a percentage of offering price)            5.75%      None      None        None     None
--------------------------------------------------     ----   --------- --------- --------- --------
Maximum deferred sales charge (load) (as a
percentage of offering price or the amount you
receive when you sell shares, whichever is less)       None        4%        1%        None     None
--------------------------------------------------     ----   --------- --------- --------- --------


ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a
percentage of the value of your investment)      CLASS A   CLASS B   CLASS C   CLASS R   CLASS Y
-----------------------------------------------  --------- --------- --------- --------- --------
Management Fees                                    0.75%     0.75%     0.75%     0.75%     0.75%
-----------------------------------------------    -----     -----     -----     -----      ----
Distribution and Service (12b-1) Fees              0.25%     1.00%     1.00%     0.50%     0.00%
-----------------------------------------------    -----     -----     -----     -----      ----


Other Expenses                                     0.50%     0.73%     0.49%     0.42%     0.19%
-----------------------------------------------    -----     -----     -----     -----      ----



Total Annual Fund Operating Expenses               1.50%     2.48%     2.24%     1.67%     0.94%
-----------------------------------------------    -----     -----     -----     -----      ----



Less: Fee Waiver and Expense Reimbursement/1/     -0.30%    -0.38%    -0.14%    -0.22%     0.00%
-----------------------------------------------    -----     -----     -----     -----      ----



Net Expenses/1/                                    1.20%     2.10%     2.10%     1.45%     0.94%
-----------------------------------------------    -----     -----     -----     -----      ----



1 The fund's investment adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.20%, 2.10%, 2.10% and 1.45% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. These expense limitations are in effect through April 1, 2012. There can be no assurance that the adviser will extend the expense limitations beyond such times. While in effect, an arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

Fund summary


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                  IF YOU REDEEM YOUR SHARES            IF YOU DO NOT REDEEM YOUR SHARES
           ---------------------------------------  --------------------------------------
                                 NUMBER OF YEARS YOU OWN YOUR SHARES
           -------------------------------------------------------------------------------
                 1         3          5         10        1        3          5         10
           -------  --------  ---------  ---------  -------  -------  ---------  ---------

Class A    $690     $994      $1,320     $2,238     $690     $994     $1,320     $2,238
---------  ----     -----     ------     ------     ----     ----     ------     ------



Class B     613     1,036      1,386      2,545      213      736      1,286      2,545
---------  ----     -----     ------     ------     ----     ----     ------     ------



Class C     313       687      1,187      2,564      213      687      1,187      2,564
---------  ----     -----     ------     ------     ----     ----     ------     ------



Class R     148       505        887      1,958      148      505        887      1,958
---------  ----     -----     ------     ------     ----     ----     ------     ------



Class Y      96       300        520      1,155       96      300        520      1,155
---------  ----     -----     ------     ------     ----     ----     ------     ------



PORTFOLIO TURNOVER



The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 31% of the average value of its portfolio.



PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies. Large capitalization companies have market capitalizations at the time of acquisition of $3 billion or more. The fund anticipates that the average weighted market capitalization of the companies in the fund's portfolio will be significantly higher than $3 billion. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and debt convertible to equity securities, but the fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights.


The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 10% of its total assets in the securities of emerging markets issuers.


The fund may invest in debt securities. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.



The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may also hold cash or other short-term instruments.



The fund may lend securities in its portfolio to earn additional income. The fund may lend up to 33 1/3% of its total assets. Any income realized through securities lending may help fund performance.



The fund uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth.



When making purchase decisions for the fund, the subadviser uses a disciplined approach that involves three primary components:



o Research - The subadviser analyzes research on potential investments from a wide variety of sources, including internally generated analysis and research provided by institutions and the brokerage community.



o Fundamentals - Once a potential investment is identified, the subadviser considers whether the issuer possesses certain attributes that the subadviser believes a "buy" candidate should possess.



o Valuation - Finally, the subadviser values companies by considering price-to sales ratios and price-to-earnings ratios within a peer group.


From this process, the subadviser constructs a list of securities for the fund to purchase.

The subadviser makes sell decisions for the fund based on a number of factors, including deterioration in a company's underlying fundamentals and better relative value in other securities.

Fund summary


PRINCIPAL RISKS OF INVESTING IN THE FUND


You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective. Following is a summary description of principal risks of investing in the fund.



MARKET RISK. The values of securities held by the fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the fund. In response to the crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time. The fund may experience a substantial or complete loss on any individual security.



GROWTH STYLE RISK. The fund's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.


PORTFOLIO SELECTION RISK. The subadviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

MARKET SEGMENT RISK. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.


DERIVATIVES RISK. Using derivatives exposes the fund to additional risks, may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund's portfolio. Changes in a derivative's value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.



LEVERAGING RISK. When the fund engages in transactions that have a leveraging effect on the fund's portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements. In addition, certain of the fund's investments may have embedded leverage.

Fund summary



SECURITIES LENDING RISK. When lending securities in its portfolio, the fund will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. Securities lending is also subject to the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the fund is unable to recall a security in time to exercise voting rights or sell the security.


RISK OF INCREASE IN EXPENSES. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.


An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



THE FUND'S PAST PERFORMANCE


The bar chart and table indicate the risks and volatility of an investment in the fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the fund's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Standard & Poor's 500 Index and the Russell 1000 Growth Index, each, a broad-based measure of market performance that has characteristics relevant to the fund's investment strategies. You can obtain updated performance information by visiting https://us.pioneerinvestments.com/performance or by calling 1-800-225-6292.


The fund acquired the assets and liabilities of Oak Ridge Large Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the fund is the accounting successor of the predecessor fund.

In the reorganization, the predecessor fund exchanged its assets for Class A shares of the fund. The performance of Class A, Class B and Class C shares of the fund includes the net asset value performance of the predecessor fund's shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.

The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


The bar chart does not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.



ANNUAL RETURN CLASS A SHARES (%)
(Year ended December 31)
[GRAPHIC APPEARS HERE]






'01        '02      '03     '04     '05    '06    '07    '08      '09     '10


  -11.95   -17.40   19.53   11.40   7.57   2.61   7.61   -38.29   33.58   7.74




For the period covered by the bar chart:

THE HIGHEST CALENDAR QUARTERLY RETURN WAS 15.32% (04/01/2009 TO 06/30/2009)


THE LOWEST CALENDAR QUARTERLY RETURN WAS -21.95% (10/01/2008 TO 12/31/2008)

Fund summary


AVERAGE ANNUAL TOTAL RETURN (%)


(for periods ended December 31, 2010)





                                                                              SINCE   INCEPTION
                                         1 YEAR    5 YEARS    10 YEARS    INCEPTION        DATE
                                       --------  ---------  ----------  -----------  ----------

Class A                                                                               3/1/99
-------------------------------------  -----     -----      -----       ----          ------


Return before taxes                      1.51      -1.56      -0.38          1.07
-------------------------------------  ------    -------    -------          ----     ------



Return after taxes on distributions      1.51      -1.81      -0.66          0.83
-------------------------------------  ------    -------    -------          ----     ------



Return after taxes on distributions
and sale of shares                       0.98      -1.31      -0.36          0.88
-------------------------------------  ------    -------    -------          ----     ------



Class B                                  2.83      -1.28        N/A          0.97    2/17/04
-------------------------------------  ------    -------    -------          ----    -------



Class C                                  6.79      -1.23        N/A          1.04    2/17/04
-------------------------------------  ------    -------    -------          ----    -------



Class R                                  7.49      -0.63        N/A          1.41    2/17/04
-------------------------------------  ------    -------    -------          ----    -------



Class Y                                  8.10      -0.09        N/A          3.20    8/11/04
-------------------------------------  ------    -------    -------          ----    -------



Standard & Poor's 500 Index
(reflects no deduction for fees,
expenses or taxes)                      15.06       2.29       1.41          1.95     3/1/99
-------------------------------------  ------    -------    -------          ----    -------



Russell 1000 Growth Index (reflects
no deduction for fees, expenses or
taxes)                                  16.71       3.75       0.02          0.20     3/1/99
-------------------------------------  ------    -------    -------          ----    -------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


After-tax returns are shown only for Class A shares. After-tax returns for Class B, Class C, Class R and Class Y shares will vary.

MANAGEMENT


INVESTMENT ADVISER      Pioneer Investment Management, Inc.
INVESTMENT SUBADVISER   Oak Ridge Investments, LLC


PORTFOLIO MANAGEMENT    David M. Klaskin (lead manager), Chairman,
                        Chief Executive Officer and Chief Investment
                        Officer of Oak Ridge (portfolio manager of the
                        fund since 1999); and Robert G. McVicker,
                        Portfolio Manager at Oak Ridge (portfolio
                        manager of the fund since 1999).


PURCHASE AND SALE OF FUND SHARES
You may purchase, exchange or sell (redeem) shares each day the New York Stock Exchange is open through your financial intermediary or, for accounts held directly with the fund, by contacting the fund's transfer agent in writing or by telephone (Pioneer Investment Management Shareholder Services, Inc., P.O. Box 55014, Boston, MA 02205-5014, tel. 1-800-225-6292).

Your initial investment for Class A or Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. The initial investment for Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount for Class Y shares. There is no minimum investment amount for Class R shares. Effective December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except for reinvestment of dividends and/or capital gains distributions and exchanges for Class B shares of other Pioneer funds.



TAX INFORMATION



You normally will have to pay income taxes on the dividends and capital gain distributions you receive from the fund, unless you are investing through a tax-deferred account, such as a 401(k) plan or individual retirement account.



PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary

Fund summary



and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

More on the fund's investment objective
and strategies



INVESTMENT OBJECTIVE



Capital appreciation. The fund's investment objective may be changed without shareholder approval. The fund will provide notice prior to implementing any change to its investment objective.



PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies. Large capitalization companies have market capitalizations at the time of acquisition of $3 billion or more. The fund anticipates that the average weighted market capitalization of the companies in the fund's portfolio will be significantly higher than $3 billion. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and debt convertible to equity securities, but the fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights.

The fund will provide notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in equity securities of large capitalization companies.

The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 10% of its total assets in the securities of emerging markets issuers. The fund does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.

The fund may invest in debt securities. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. The fund invests in debt securities when the subadviser believes they are consistent with the fund's investment objective of capital appreciation, to diversify the fund's portfolio or for greater liquidity.


The fund uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth. Pioneer Investment Management, Inc. (Pioneer), the fund's investment adviser, has engaged Oak Ridge Investments, LLC to act as the fund's subadviser under Pioneer's supervision.

More on the fund's investment objective
and strategies



When making purchase decisions for the fund, the subadviser uses a disciplined approach that involves three primary components:



o Research - The subadviser analyzes research on potential investments from a wide variety of sources, including internally generated analysis and research provided by institutions and the brokerage community. The subadviser seeks to supplement this analysis with information derived from business and trade publications, filings with the Securities and Exchange Commission, corporate contacts, industry conferences and discussions with company management.



o Fundamentals - Once a potential investment is identified, the subadviser considers whether the issuer possesses certain attributes that the subadviser believes a "buy" candidate should possess relating to, among other things, (1) growth of sales and earnings, (2) earnings power, trends and predictability, (3) quality of management, (4) competitive position of products and/or services, (5) fundamentals of the industry in which the company operates and (6) the ability to benefit from economic and political trends affecting the company.



o Valuation - Finally, the subadviser values companies by considering price-to-sales ratios and price-to-earnings ratios within a peer group.


From this process, the subadviser constructs a list of securities for the fund to purchase.

The subadviser makes sell decisions for the fund based on a number of factors, including deterioration in a company's underlying fundamentals (as detailed above) and better relative value in other securities.


NON-U.S. INVESTMENTS


The fund may invest in securities of non-U.S. issuers, including securities of emerging market issuers. Non U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.



DEBT SECURITIES


The fund may invest in debt securities of U.S. and non-U.S. issuers. Generally the fund may acquire debt securities that are investment grade, but the fund may invest in below investment grade debt securities (known as "junk bonds") including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.


DERIVATIVES


The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including:



o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates



o As a substitute for purchasing or selling securities



o To increase the fund's return as a non-hedging strategy that may be considered speculative



o To manage the fund's portfolio characteristics




SECURITIES LENDING



The fund may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the fund will invest during the term of the loan. The fund may pay a portion of the income earned on the investment of cash collateral to the borrowers of the securities, lending agent or other intermediary. The fund may lend up to 33 1/3% of its total assets. Any income realized through securities lending may help fund performance.



CASH MANAGEMENT AND TEMPORARY INVESTMENTS


Normally, the fund invests substantially all of its assets to meet its investment objectives. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the fund to achieve its investment objective. The fund may adopt a defensive strategy

More on the fund's investment objective
and strategies



when Pioneer believes securities in which the fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.




ADDITIONAL INVESTMENT STRATEGIES



In addition to the principal investment strategies discussed above, the fund may also use other techniques, including the following non-principal investment strategies.




REVERSE REPURCHASE AGREEMENTS AND BORROWING



The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. The fund also may borrow money from banks or other lenders for temporary purposes. The fund may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.



SHORT-TERM TRADING


The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

More on the risks of investing in the fund


PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective. Following is a description of principal risks of investing in the fund.


MARKET RISK. The values of securities held by the fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the fund. In response to the crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time. The fund may experience a substantial or complete loss on any individual security.



GROWTH STYLE RISK. The fund's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.



PORTFOLIO SELECTION RISK. The subadviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.



RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:



o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices



o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, subadviser may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable

More on the risks of investing in the fund



o Adverse effect of currency exchange rates or controls on the value of the fund's investments, or its ability to convert non-U.S. currencies to U.S. dollars



o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession



o Economic, political, regulatory and social developments may adversely affect the securities markets



o Withholding and other non-U.S. taxes may decrease the fund's return



DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.


MARKET SEGMENT RISK. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.



DERIVATIVES RISK. Using derivatives exposes the fund to additional risks and may increase the volatility of the fund's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the fund's portfolio, and they can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. The fund also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the fund for a variety of reasons. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.



LEVERAGING RISK. When the fund engages in transactions that have a leveraging effect on the fund's portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements. In addition, certain of the fund's investments may have embedded leverage.

More on the risks of investing in the fund



SECURITIES LENDING RISK. When lending securities in its portfolio, the fund will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. Securities lending is also subject to the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the fund is unable to recall a security in time to exercise voting rights or sell the security.


RISK OF INCREASE IN EXPENSES. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

To learn more about the fund's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.


DISCLOSURE OF PORTFOLIO HOLDINGS


The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

Management


INVESTMENT ADVISER
Pioneer, the fund's investment adviser, oversees the fund's operations and supervises the fund's subadviser, which is responsible for the day-to-day management of the fund's portfolio.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2010, assets under management were approximately $249 billion worldwide, including over $64 billion in assets under management by Pioneer (and its U.S. affiliates).


Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate an unaffiliated subadviser or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the fund without shareholder approval.



INVESTMENT SUBADVISER


Oak Ridge Investments, LLC (Oak Ridge) is the fund's subadviser. Oak Ridge, which is located at 10 South LaSalle Street, Chicago, Illinois 60603, was established in 1989 and is a registered investment adviser. As of December 31, 2010, Oak Ridge had approximately $2.9 billion in assets under management.

Management


PORTFOLIO MANAGEMENT


Day-to-day management of the fund's portfolio is the responsibility of David M. Klaskin (lead manager), Chairman (since 1998), Chief Executive Officer and Chief Investment Officer (since 1989) of Oak Ridge, and Robert G. McVicker, Portfolio Manager at Oak Ridge (since 1989). Mr. Klaskin and Mr. McVicker have served as portfolio managers of the fund since 1994.


The fund's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the fund.



MANAGEMENT FEE


The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.75% of the fund's average daily net assets up to $1 billion and 0.70% on assets over $1 billion. The fee is accrued daily and paid monthly.

Pioneer, and not the fund, pays a portion of the fee it receives from the fund to Oak Ridge as compensation for Oak Ridge's subadvisory services to the fund.


For the fiscal year ended November 30, 2010, the fund paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.75% of the fund's average daily net assets.



A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the fund's annual report to shareholders for the period ended November 30, 2010.



A discussion regarding the basis for the Board of Trustees' approval of the subadvisory contract is available in the fund's annual report to shareholders, for the period ended November 30, 2010.



DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Pricing of shares



NET ASSET VALUE


The fund's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the fund will calculate a net asset value for each class of shares as of the actual closing time.

The fund generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.


To the extent that the fund invests in shares of other mutual funds that are not traded on an exchange, such shares are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.



The fund generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors.


The fund values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

Pricing of shares



The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem fund shares.



When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The fund also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the fund's net asset value is calculated. Because the fund may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily available or may be unreliable - the fund may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated only using market prices.


The prices used by the fund to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Choosing a class of shares


The fund offers five classes of shares through this prospectus. Each class has different eligibility requirements, sales charges and expenses, allowing you to choose the class that best meets your needs.


Factors you should consider include:



o The eligibility requirements that apply to purchases of a particular share class



o The expenses paid by each class



o The initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to each class



o Whether you qualify for any reduction or waiver of sales charges



o How long you expect to own the shares



o Any services you may receive from a financial intermediary


Your investment professional can help you determine which class meets your goals. Your investment professional or financial intermediary may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.

For information on the fund's expenses, please see "Fund Summary."



CLASS A SHARES



o You pay a sales charge of up to 5.75% of the offering price, which is reduced or waived for large purchases and certain types of investors. At time of your purchase, your investment firm may receive a commission from the distributor of up to 5%, declining as the size of your investment increases.



o There is no contingent deferred sales charge, except in certain circumstances when no initial sales charge is charged.



o Distribution and service fees of 0.25% of average daily net assets.




CLASS B SHARES



o A contingent deferred sales charge of up to 4% is assessed if you sell your shares. The charge is reduced over time and not charged after five years. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 4%.



o Distribution and service fees of 1.00% of average daily net assets.



o Converts to Class A shares after eight years.



o Effective December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gains distributions may continue to be reinvested in Class B shares according

Choosing a class of shares



  to a shareholder's election, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Shareholders who owned Class B shares as of December 31, 2009 may continue to hold such shares until they convert to Class A shares eight years after the date of purchase.




CLASS C SHARES



o A 1% contingent deferred sales charge is assessed if you sell your shares within one year of purchase. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 1%.



o Distribution and service fees of 1.00% of average daily net assets.



o Does not convert to another share class.



o Maximum purchase amount (per transaction) of $499,999.




CLASS R SHARES



o No initial or contingent deferred sales charge.



o Distribution fees of 0.50% of average daily net assets. Separate service plan provides for payment to financial intermediaries of up to 0.25% of average daily net assets.



o Generally, available only through certain tax-deferred retirement plans and related accounts.




CLASS Y SHARES



o No initial or contingent deferred sales charge.



o Initial investments are subject to a $5 million investment minimum, which may be waived in some circumstances.



SHARE CLASS ELIGIBILITY


CLASS R SHARES
Class R shares are available to certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R shares also are available to IRAs that are rollovers from eligible retirement plans that offered one or more Class R share Pioneer funds as investment options. Class R shares are not available to non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs,

SAR-SEPs, SIMPLE IRAs, individual 403(b)s and most individual retirement accounts or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA).

Distribution and service arrangements


DISTRIBUTION PLAN
The fund has adopted a distribution plan for Class A, Class B, Class C and Class R shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.


CLASS R SHARES SERVICE PLAN
The fund has adopted a separate service plan for Class R shares. Under the service plan, the fund may pay securities dealers, plan administrators or other financial intermediaries who agree to provide certain services to plans or plan participants holding shares of the fund a service fee of up to 0.25% of average daily net assets attributable to Class R shares held by such plan participants. The services provided under the service plan include acting as a shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding the fund.


ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
Your financial intermediary may receive compensation from the fund, Pioneer and its affiliates for the sale of fund shares and related services. Compensation may include sales commissions and distribution and service (Rule 12b-1) fees, as well as compensation for administrative services and transaction processing.


Pioneer and its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the fund, or from the retention of a portion of sales charges or distribution and service fees. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.


Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.


Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the Pioneer funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer

Distribution and service arrangements


or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the Pioneer funds.

Sales charges


INITIAL SALES CHARGES (CLASS A SHARES ONLY)
You pay the offering price (the net asset value per share plus any initial sales charge) when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by the fund.


SALES CHARGES FOR CLASS A SHARES


                                   SALES CHARGE AS % OF
                                  ----------------------
                                    OFFERING  NET AMOUNT
AMOUNT OF PURCHASE                     PRICE    INVESTED
--------------------------------- ---------- -----------
Less than $50,000                     5.75         6.10
---------------------------------     ----         ----
$50,000 but less than $100,000        4.50         4.71
---------------------------------     ----         ----
$100,000 but less than $250,000       3.50         3.63
---------------------------------     ----         ----
$250,000 but less than $500,000       2.50         2.56
---------------------------------     ----         ----


$500,000 or more                       -0-          -0-
---------------------------------     ----         ----


The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower due to rounding.


REDUCED SALES CHARGES


You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints." Pioneer offers two principal means of taking advantage of breakpoints in sales charges for aggregate purchases of Class A shares of the Pioneer funds over time if:



o The amount of shares you own of the Pioneer funds plus the amount you are investing now is at least $50,000 (Rights of accumulation)



o You plan to invest at least $50,000 over the next 13 months (Letter of intent)

Sales charges


RIGHTS OF ACCUMULATION


If you qualify for rights of accumulation, your sales charge will be based on the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under the age of 21.



LETTER OF INTENT


You can use a letter of intent to qualify for reduced sales charges in two situations:



o If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) in the fund's Class A shares during the next 13 months



o If you include in your letter of intent the value (at the current offering price) of all of your Class A shares of the fund and Class A, Class B or Class C shares of all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy


Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). Any share class for which no sales charge is paid cannot be included under the letter of intent. For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.


QUALIFYING FOR A REDUCED CLASS A SALES CHARGE
In calculating your total account value in order to determine whether you have net sales charge breakpoints, you can include your Pioneer mutual fund shares, those of your spouse and the shares of any children under the age of 21. Pioneer will use each fund's current offering price to calculate your total account value. Certain trustees and fiduciaries may also qualify for a reduced sales charge.

To receive a reduced sales charge, you or your investment professional must, at the time of purchase, notify the distributor of your eligibility. In order to verify your eligibility for a discount, you may need to provide your investment professional or the fund with information or records, such as account numbers or statements, regarding shares of the fund or other Pioneer mutual funds held in all accounts by you, your spouse or children under the age of 21 with that investment professional or with any other financial intermediary. Eligible accounts may include joint accounts, retirement plan accounts, such as IRA and 401k accounts, and custodial accounts, such as ESA, UGMA and UTMA accounts.

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.


For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Pioneer or an affiliate.


You can locate information regarding the reduction or waiver of sales charges, in a clear and prominent format and free of charge, on Pioneer's website at www.pioneerinvestments.com. The website includes hyperlinks that facilitate access to this information.


CLASS A PURCHASES AT A REDUCED INITIAL SALES CHARGE OR NET ASSET VALUE ARE ALSO AVAILABLE TO:


Group plans if the sponsoring organization:



o recommends purchases of Pioneer mutual funds to,



o permits solicitation of, or



o facilitates purchases by its employees, members or participants.



CLASS A PURCHASES AT NET ASSET VALUE
You may purchase Class A shares at net asset value (without a sales charge) as follows. If you believe you qualify for any of the Class A sales charge waivers discussed below, contact your investment professional or the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.


INVESTMENTS OF $500,000 OR MORE AND CERTAIN RETIREMENT PLANS
You do not pay a sales charge when you purchase Class A shares if you are investing $500,000 or more, are a participant in an employer-sponsored retirement plan with at least $500,000 in total plan assets or are a participant in certain employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets. However, you may pay a contingent

Sales charges


deferred sales charge if you sell your Class A shares within 12 months of purchase. The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.



CLASS A PURCHASES AT NET ASSET VALUE ARE AVAILABLE TO:



o Current or former trustees and officers of the fund;



o Partners and employees of legal counsel to the fund (at the time of initial share purchase);



o Directors, officers, employees or sales representatives of Pioneer and its affiliates (at the time of initial share purchase);



o Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Pioneer serves as investment adviser (at the time of initial share purchase);



o Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;



o Employees of Regions Financial Corporation and its affiliates (at the time of initial share purchase);



o Members of the immediate families of any of the persons above;



o Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;



o Insurance company separate accounts;



o Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;



o Other funds and accounts for which Pioneer or any of its affiliates serves as investment adviser or manager;



o Investors in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;



o Certain unit investment trusts;



o Participants in employer-sponsored retirement plans with at least $500,000 in total plan assets;



o Participants in employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;



o Participants in Optional Retirement Programs if (i) your employer has authorized a limited number of mutual funds to participate in the program,
  (ii) all participating mutual funds sell shares to program participants at net asset value, (iii) your employer has agreed in writing to facilitate investment in Pioneer mutual funds by program participants and (iv) the program provides for a matching contribution for each participant contribution;



o Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer;



o Individuals receiving a distribution consisting of Class Y shares of a Pioneer fund from a trust, fiduciary, custodial or other similar account who purchase Class A shares of the same Pioneer fund within 90 days of the date of the distribution;



o Investors purchasing shares pursuant to the reinstatement privilege applicable to Class A and Class B shares; and



o Shareholders of record (i.e., shareholders whose shares are not held in the name of a broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date.



In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Sales charges


CONTINGENT DEFERRED SALES CHARGES (CDSCS)


CLASS A SHARES
Purchases of Class A shares of $500,000 or more, or by participants in a group plan which were not subject to an initial sales charge, may be subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge is payable to the distributor in the event of a share redemption within 12 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan that has at least $500,000 in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Pioneer on or before March 31, 2004).


CLASS B SHARES


You buy Class B shares at net asset value per share without paying an initial sales charge. However, if you sell your Class B shares within five years of purchase, you will pay the distributor a contingent deferred sales charge upon redemption. The contingent deferred sales charge decreases as the number of years since your purchase increases. Effective December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except for reinvestment of dividends and/or capital gains distributions and exchanges for Class B shares of other Pioneer funds.



CONTINGENT DEFERRED SALES CHARGE
----------------------------------
ON SHARES SOLD                         AS A % OF DOLLAR
BEFORE THE                               AMOUNT SUBJECT
END OF YEAR                         TO THE SALES CHARGE
---------------------------------- --------------------
1                                                    4
---------------------------------- --------------------
2                                                    4
---------------------------------- --------------------
3                                                    3
---------------------------------- --------------------
4                                                    2
---------------------------------- --------------------
5                                                    1
---------------------------------- --------------------
6+                                                   0
---------------------------------- --------------------

Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the fund remain subject to any contingent deferred sales charge that applied to the shares you originally purchased.

CONVERSION TO CLASS A SHARES
Class B shares automatically convert into Class A shares. This helps you because Class A shares pay lower expenses.


Your Class B shares will convert to Class A shares eight years after the date of purchase except that:



o Shares purchased by reinvesting dividends and capital gain distributions will convert to Class A shares over time in the same proportion as other shares held in the account



o Shares purchased by exchanging shares from another fund will convert on the date that the shares originally acquired would have converted into Class A shares


Currently, the Internal Revenue Service permits the conversion of shares to take place without imposing a federal income tax. Conversion may not occur if the Internal Revenue Service deems it a taxable event for federal tax purposes.



CLASS C SHARES


You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, upon redemption you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.



PAYING THE CONTINGENT DEFERRED SALES CHARGE (CDSC)


Several rules apply for calculating CDSCs so that you pay the lowest possible CDSC.



o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less



o You do not pay a CDSC on reinvested dividends or distributions



o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest



o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"



WAIVER OR REDUCTION OF CONTINGENT DEFERRED SALES CHARGES
It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

Sales charges



The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class B or Class C shares if:



o The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;



o You become disabled (within the meaning of Section 72 of the Internal Revenue
  Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;



o The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);



o The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:



  - It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);



  - It is a required minimum distribution due to the attainment of age 70 1/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);



  - It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; or



  - It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);



o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:



  - A return of excess employee deferrals or contributions;

  - A qualifying hardship distribution as described in the Internal Revenue Code. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held by Pioneer for all participants, reduced by the total of any prior distributions made in that calendar year;



  - Due to retirement or termination of employment. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held in a Pioneer mutual fund for all participants, reduced by the total of any prior distributions made in that calendar year; or



  - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers (not available to Class B shares);



o The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account;



o The distribution is made to pay an account's advisory or custodial fees; or



o The selling broker elects, with the distributor's approval, to waive receipt of the commission normally paid at the time of the sale.



Please see the fund's statement of additional information for more information regarding reduced sales charges and breakpoints.

Buying, exchanging and selling shares


OPENING YOUR ACCOUNT
You may open an account by completing an account application and sending it to the transfer agent by mail or by fax. Please call the transfer agent to obtain an account application. Certain types of accounts, such as retirement accounts, have separate applications.

Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

PIONEER INVESTMENT MANAGEMENT
SHAREHOLDER SERVICES, INC.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292


IDENTITY VERIFICATION
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value on the date of redemption.


INVESTING THROUGH FINANCIAL INTERMEDIARIES AND RETIREMENT PLANS
If you invest in the fund though your financial intermediary or though a retirement plan, the options and services available to you may be different from those discussed in this prospectus. Shareholders investing through financial intermediaries, programs sponsored by financial intermediaries and retirement plans may only purchase funds and classes of shares that are available. When you invest through an account that is not in your name, you generally may buy and sell shares and complete other transactions only though the account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.



SHARE PRICES FOR TRANSACTIONS
If you place an order to purchase, exchange or sell shares with the transfer agent or an authorized agent by the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), the share price for your transaction will be based on the net asset value determined as of the close of regular trading on the New York Stock Exchange on that day (plus or minus any applicable sales charges). If your order is placed with the transfer agent or an authorized agent after the close of regular trading on the New York Stock Exchange, or your order is not in good order, the share price will be based on the net asset value next determined after your order is received in good order by the fund or authorized agent. The authorized agent is responsible for transmitting your order to the fund in a timely manner.



GOOD ORDER MEANS THAT:



o You have provided adequate instructions



o There are no outstanding claims against your account



o There are no transaction limitations on your account



o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered



o Your request includes a signature guarantee if you:



  - Are selling over $100,000 or exchanging over $500,000 worth of shares



  - Changed your account registration or address within the last 30 days



  - Instruct the transfer agent to mail the check to an address different from the one on your account



  - Want the check paid to someone other than the account's record owner(s)



  - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration



TRANSACTION LIMITATIONS
Your transactions are subject to certain limitations, including the limitation on the purchase of the fund's shares within 30 calendar days of a redemption. See "Excessive trading."

Buying, exchanging and selling shares


BUYING
You may buy fund shares from any financial intermediary that has a sales agreement or other arrangement with the distributor.


You can buy shares at net asset value per share plus any applicable sales charge. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your financial intermediary will send your purchase request to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.



MINIMUM INVESTMENT AMOUNTS


CLASS A AND CLASS C SHARES
Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares.

You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for, among other things, share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Pioneer.


CLASS R SHARES
There are no minimum investment amounts for Class R shares, although investments are subject to the fund's policies regarding small accounts.


CLASS Y SHARES
Your initial investment in Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. The fund may waive the initial investment amount.


WAIVERS OF THE MINIMUM INVESTMENT AMOUNT
The fund will accept an initial investment of less than $5 million if:

(a) The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or

(b) The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or



(c) The account is not represented by a broker-dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or


(d) The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Pioneer or its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor; or

(e) The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include Class Y shares of the Pioneer mutual funds in their program. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class; or

(f)        The investment is made by another Pioneer fund

Buying, exchanging and selling shares


The fund reserves the right to waive the initial investment minimum in other circumstances.


MAXIMUM PURCHASE AMOUNTS


Purchases of fund shares are limited to $499,999 for Class C shares. This limit is applied on a per transaction basis. Class A, Class R and Class Y shares are not subject to a maximum purchase amount.



RETIREMENT PLAN ACCOUNTS
You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.


You may not use the account application accompanying this prospectus to establish a Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.



HOW TO BUY SHARES


THROUGH YOUR INVESTMENT FIRM
Normally, your investment firm will send your purchase request to the fund's distributor and/or transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.


BY PHONE OR ONLINE


YOU CAN USE THE TELEPHONE OR ONLINE PURCHASE PRIVILEGE IF you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:



o You established your bank account of record at least 30 days ago



o Your bank information has not changed for at least 30 days



o You are not purchasing more than $100,000 worth of shares per account per day



o You can provide the proper account identification information

When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.


IN WRITING, BY MAIL
You can purchase fund shares for an existing fund account by MAILING A CHECK TO THE TRANSFER AGENT. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check, travelers check, or credit card check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.


BY WIRE (CLASS Y SHARES ONLY)


If you have an existing Class Y account, you may wire funds to purchase shares. Note, however, that:



o State Street Bank must receive your wire no later than 11:00 a.m. Eastern time on the business day after the fund receives your request to purchase shares



o If State Street Bank does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk



o Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank



o Wire transfers may be restricted on holidays and at certain other times



INSTRUCT YOUR BANK TO WIRE FUNDS TO:

Receiving Bank:          State Street Bank and Trust Company
                         225 Franklin Street
                         Boston, MA 02101
                         ABA Routing No. 011000028
For further credit to:   Shareholder Name
                         Existing Pioneer Account No.
                         Oak Ridge Large Cap Growth Fund

The transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.

Buying, exchanging and selling shares


EXCHANGING
You may, under certain circumstances, exchange your shares for shares of the same class of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus. You generally will have to pay income taxes on an exchange.



SAME-FUND EXCHANGE PRIVILEGE



Certain shareholders may be eligible to exchange their shares for the fund's Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.




HOW TO EXCHANGE SHARES


THROUGH YOUR INVESTMENT FIRM
Normally, your investment firm will send your exchange request to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT EXCHANGING YOUR SHARES.


BY PHONE OR ONLINE


After you establish an eligible fund account, YOU CAN EXCHANGE FUND SHARES BY PHONE OR ONLINE IF:



o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account



o The fund into which you are exchanging offers the same class of shares



o You are not exchanging more than $500,000 worth of shares per account per day



o You can provide the proper account identification information

IN WRITING, BY MAIL OR BY FAX


You can exchange fund shares by MAILING OR FAXING A LETTER OF INSTRUCTION TO THE TRANSFER AGENT. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:



o The name and signature of all registered owners



o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000



o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging



o The class of shares you are exchanging



o The dollar amount or number of shares you are exchanging



SELLING
Your shares will be sold at the share price (net asset value less any applicable sales charge) next calculated after the fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.


If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.


If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

You generally will have to pay income taxes on a sale.


If you must use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

Buying, exchanging and selling shares


HOW TO SELL SHARES


THROUGH YOUR INVESTMENT FIRM
Normally, your investment firm will send your request to sell shares to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.


BY PHONE OR ONLINE
IF YOU HAVE AN ELIGIBLE NON-RETIREMENT ACCOUNT, YOU MAY SELL UP TO $100,000 PER ACCOUNT PER DAY BY PHONE OR ONLINE. You may sell fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.


You may receive your sale proceeds:



o By check, provided the check is made payable exactly as your account is registered



o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record


For Class Y shares, shareholders may sell up to $5 million per account per day if the proceeds are directed to your bank account of record ($100,000 per account per day if the proceeds are not directed to your bank account of record).


IN WRITING, BY MAIL OR BY FAX


You can sell some or all of your fund shares by WRITING DIRECTLY TO THE FUND only if your account is registered in your name. Include in your request your name, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.


The transfer agent will not process your request until it is received in good order.


You may sell up to $100,000 per account per day by fax.

HOW TO CONTACT US


BY PHONE
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call
1-800-225-6292

To request a transaction using FactFone/SM/ call
1-800-225-4321


BY MAIL
Send your written instructions to:
PIONEER INVESTMENT MANAGEMENT
SHAREHOLDER SERVICES, INC.
P.O. Box 55014
Boston, Massachusetts 02205-5014


PIONEER WEBSITE
www.pioneerinvestments.com


BY FAX
Fax your exchange and sale requests to:


1-800-225-4240

Account options


See the account application form for more details on each of the following services or call the transfer agent for details and availability.


TELEPHONE TRANSACTION PRIVILEGES
If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. If the fund's confirmation procedures are followed, neither the fund nor its agents will bear any liability for these transactions.


ONLINE TRANSACTION PRIVILEGES
If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.


To establish online transaction privileges:



o For new accounts, complete the online section of the account application



o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen at www.pioneerinvestments.com


To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

AUTOMATIC INVESTMENT PLANS


You can make regular periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, a Pioneer Investomatic Plan and other similar automatic investment plans. Automatic investments may be made only through U.S. banks. You may use an automatic investment plan to establish a Class A share account with a small initial investment. If you have a Class C or Class R share account and your balance is at least $1,000, you may establish an automatic investment plan.



PIONEER INVESTOMATIC PLAN
If you establish a Pioneer Investomatic Plan, the transfer agent will make a periodic investment in fund shares by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.


AUTOMATIC EXCHANGES


You can automatically exchange your fund shares for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:



o You must select exchanges on a monthly or quarterly basis



o Both the originating and receiving accounts must have identical registrations



o The originating account must have a minimum balance of $5,000


You may have to pay income taxes on an exchange.


DISTRIBUTION OPTIONS
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

Account options


(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) and (3) are not available to retirement plan accounts or accounts with a current value of less than $500.


If you are under 59 1/2, taxes and tax penalties may apply.



If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $10, the fund may reinvest the amount in additional shares of the fund instead of sending a check. Additional shares of the fund will be purchased at the then-current net asset value.



DIRECTED DIVIDENDS
You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.


SYSTEMATIC WITHDRAWAL PLANS
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a U.S. bank account you designate.


To establish a systematic withdrawal plan:



o Your account must have a total value of at least $10,000 when you establish your plan



o You must request a periodic withdrawal of at least $50



o You may not request a periodic withdrawal of more than 10% of the value of any Class B, Class C or Class R share account (valued at the time the plan is implemented)

These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.

Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.


DIRECT DEPOSIT
If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.


VOLUNTARY TAX WITHHOLDING


You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Shareholder services and policies


EXCESSIVE TRADING


Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:



o You sell shares within a short period of time after the shares were purchased;



o You make two or more purchases and redemptions within a short period of time;



o You enter into a series of transactions that indicate a timing pattern or strategy; or



o We reasonably believe that you have engaged in such practices in connection with other mutual funds.


The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker or other intermediary has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor, broker or other intermediary to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker, other intermediary or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker or other intermediary, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the broker or other intermediary in taking steps to limit this type of activity.


The fund may reject a purchase or exchange order before its acceptance or the issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase or exchange request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order had been accepted and an investment made in the fund. A fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future.


To limit the negative effects of excessive trading on the fund, the fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from the fund, that investor shall be prevented (or "blocked") from purchasing shares of the fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under
Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap" programs, transactions by insurance company separate accounts or transactions by other funds that invest in the fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to the Pioneer money market funds.

Shareholder services and policies


We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the fund's policy described above or their own policies or restrictions designed to limit excessive trading of fund shares. However, we do not impose this policy at the omnibus account level.

Purchases pursuant to the reinstatement privilege (for Class A and Class B shares) are subject to this policy.


PURCHASES IN KIND


You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you use to purchase fund shares for cash in an amount equal to the value of the fund shares that you purchase. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.



REINSTATEMENT PRIVILEGE (CLASS A AND CLASS B SHARES)


If you recently sold all or part of your Class A or Class B shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:



o You must send a written request to the transfer agent no more than 90 days after selling your shares and



o The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.


Purchases pursuant to the reinstatement privilege are subject to limitations on investor transactions, including the limitation on the purchase of the fund's shares within 30 calendar days of redemption. See "Excessive trading."

When you elect reinstatement, you are subject to the provisions outlined in the selected fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of your sale of fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.


PIONEER WEBSITE
WWW.PIONEERINVESTMENTS.COM


The website includes a full selection of information on mutual fund investing. You can also use the website to get:



o Your current account information



o Prices, returns and yields of all publicly available Pioneer mutual funds



o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds



o A copy of Pioneer's privacy notice


If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.


FACTFONE/SM/ 1-800-225-4321


You can use FactFone/SM/ to:



o Obtain current information on your Pioneer mutual fund accounts



o Inquire about the prices and yields of all publicly available Pioneer mutual funds



o Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts



o Request account statements


If you plan to use FactFone/SM/ to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone/SM/.

If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone/SM/ to obtain account information.


HOUSEHOLD DELIVERY OF FUND DOCUMENTS
With your consent, Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone

Shareholder services and policies


or in writing (see "How to contact us"). Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.


CONFIRMATION STATEMENTS
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.


TAX INFORMATION
Early each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.



TAX INFORMATION FOR IRA ROLLOVERS



In January (or by the applicable Internal Revenue Service deadline) following the year in which you take a reportable distribution, the transfer agent will mail you a tax form reflecting the total amount(s) of distribution(s) received by the end of January.



PRIVACY


The fund has a policy designed to protect the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.



SIGNATURE GUARANTEES AND OTHER REQUIREMENTS


You are required to obtain a signature guarantee when:



o Requesting certain types of exchanges or sales of fund shares



o Redeeming shares for which you hold a share certificate



o Requesting certain types of changes for your existing account


You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.


MINIMUM ACCOUNT SIZE
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.


TELEPHONE AND WEBSITE ACCESS
You may have difficulty contacting the fund by telephone or accessing www.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access www.pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.


SHARE CERTIFICATES


The fund does not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.



OTHER POLICIES


The fund and the distributor reserve the right to:



o reject any purchase or exchange order for any reason, without prior notice

Shareholder services and policies



o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege



o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission



The fund reserves the right to:



o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission



o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash



o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming fund shares to the extent necessary to cover the fee



o close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

Dividends, capital gains and taxes


DIVIDENDS AND CAPITAL GAINS
The fund generally pays any distributions of net short- and long-term capital gains in November.

The fund generally pays dividends from any net investment income in December.


The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund shortly before a dividend or other distribution, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.



TAXES
You will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from the fund's net capital gains (if any) are considered long-term capital gains and may be taxable to you at reduced rates. Distributions from the fund's net short-term capital gains are taxable as ordinary income.


Other dividends are taxable either as ordinary income or, for taxable years beginning on or before December 31, 2012, if certain conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.


"Qualified dividend income" generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the fund receives in respect of stock of certain foreign corporations may be "qualified dividend income" if that stock is readily tradable on an established U.S. securities market.

A portion of dividends received from the fund (but none of the fund's capital gain distributions) may qualify for the dividends-received deduction for corporations.

The fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.

Dividends, capital gains and taxes


If the fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.


When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange.



You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will apply "backup withholding" tax on your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013.


You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in the fund. You may also consult the fund's statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect the fund and its shareowners.


Sales and exchanges generally will be taxable transactions to shareowners.

Financial highlights


The financial highlights table helps you understand the fund's financial performance for the past five years.


Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A, Class B, Class C, Class R and Class Y shares of the fund (assuming reinvestment of all dividends and distributions).


The information below has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

Financial highlights


PIONEER OAK RIDGE LARGE CAP GROWTH FUND


CLASS A SHARES




                                          YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                           11/30/10      11/30/09     11/30/08     11/30/07      11/30/06
                                        -------------- ------------ ------------ ------------ -------------


Net asset value, beginning of period       $ 10.98      $  8.40     $ 13.80        $  13.69     $  13.42
                                           -------      -------     --------       --------     --------


Increase (decrease) from
 investment operations:


 Net investment income (loss)              $  0.00(a)   $  0.02     $  0.02        $   0.01     $  (0.01)
 Net realized and unrealized gain
   (loss) on investments                      0.62        2.59       (5.38)           1.10         0.35
                                           -------      -------     --------       --------     --------



   Net increase (decrease) from
    investment operations                  $  0.62      $  2.61     $ (5.36)       $   1.11     $   0.34


Distributions to shareowners:


 Net investment income                       (0.01)      (0.03)          -               -            -



 Net realized gain                               -           -       (0.04)          (1.00)       (0.07)
                                           -------      -------     --------       --------     --------



Net increase (decrease) in net
 asset value                               $  0.61      $  2.58     $ (5.40)       $   0.11     $   0.27
                                           -------      -------     --------       --------     --------



Net asset value, end of period             $ 11.59      $ 10.98     $  8.40        $  13.80     $  13.69
                                           -------      -------     --------       --------     --------



Total return*                                 5.62%      31.24%     (38.86)%          8.35%        2.52%



Ratio of net expenses to average
 net assets+                                  1.20%       1.20%       1.20%           1.22%        1.20%



Ratio of net investment income
 (loss) to average net assets+                0.01%       0.18%       0.05%           0.02%       (0.04)%



Portfolio turnover rate                         31%         15%         31%             43%          41%



Net assets, end of period
 (in thousands)                            $81,235      $88,635     $88,678        $240,676     $262,081


Ratios with no waiver of fees and
 assumption of expenses by the
 Adviser and no reduction for fees
 paid indirectly:


 Net expenses                                 1.50%       1.56%       1.37%           1.29%        1.27%



 Net investment loss                         (0.30)%     (0.18)%     (0.12)%         (0.05)%      (0.11)%


Ratios with waiver of fees and
 assumption of expenses by the
 Adviser and reduction for fees
 paid indirectly:


 Net expenses                                 1.20%       1.20%       1.20%           1.20%        1.20%



 Net investment income (loss)                 0.01%       0.18%       0.05%           0.04%       (0.04)%


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.


+     Ratios with no reduction for fees paid indirectly.



(a)        Amount rounds to less than $0.01 per share.

PIONEER OAK RIDGE LARGE CAP GROWTH FUND


CLASS B SHARES




                                         YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED
                                          11/30/10        11/30/09       11/30/08     11/30/07     11/30/06
                                        ------------ ----------------- ------------ ------------ -----------


Net asset value, beginning of period      $ 10.44        $   8.03      $ 13.31       $ 13.37      $ 13.22
                                          -------        --------      --------      -------      -------

Increase (decrease) from
 investment operations:


 Net investment loss                      $ (0.11)       $  (0.06)(a)  $ (0.11)      $ (0.12)     $ (0.14)



 Net realized and unrealized gain
   (loss) on investments                     0.61            2.47       (5.13)         1.06         0.36
                                          -------        --------      --------      -------      -------



   Net increase (decrease) from
    investment operations                 $  0.50        $   2.41      $ (5.24)      $  0.94      $  0.22


Distributions to shareowners:


 Net realized gain                              -               -       (0.04)        (1.00)       (0.07)
                                          -------        --------      --------      -------      -------



Net increase (decrease) in net
 asset value                              $  0.50        $   2.41      $ (5.28)      $ (0.06)     $  0.15
                                          -------        --------      --------      -------      -------



Net asset value, end of period            $ 10.94        $  10.44      $  8.03       $ 13.31      $ 13.37
                                          -------        --------      --------      -------      -------



Total return*                                4.79%          30.01%     (39.39)%        7.27%        1.65%



Ratio of net expenses to average
 net assets+                                 2.10%           2.10%       2.11%         2.13%        2.11%



Ratio of net investment loss to
 average net assets+                        (0.90)%         (0.72)%     (0.86)%       (0.88)%      (0.95)%



Portfolio turnover rate                        31%             15%         31%           43%          41%



Net assets, end of period
 (in thousands)                           $ 7,794        $ 12,006      $12,351       $28,799      $34,354


Ratios with no waiver of fees and
 assumption of expenses by the
 Adviser and no reduction for fees
 paid indirectly:


 Net expenses                                2.48%           2.59%       2.32%         2.26%        2.28%



 Net investment loss                        (1.28)%         (1.21)%     (1.07)%       (1.01)%      (1.12)%


Ratios with waiver of fees and
 assumption of expenses by the
 Adviser and reduction for fees
 paid indirectly:


 Net expenses                                2.10%           2.10%       2.10%         2.10%        2.10%



 Net investment loss                        (0.90)%         (0.72)%     (0.85)%       (0.85)%      (0.94)%


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratios with no reduction for fees paid indirectly.


(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

Financial highlights


PIONEER OAK RIDGE LARGE CAP GROWTH FUND


CLASS C SHARES




                                         YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED
                                          11/30/10        11/30/09       11/30/08     11/30/07     11/30/06
                                        ------------ ----------------- ------------ ------------ -----------


Net asset value, beginning of period     $ 10.50         $   8.08      $ 13.38       $ 13.42      $ 13.25
                                         -------         --------      --------      -------      -------


Increase (decrease) from
 investment operations:


 Net investment loss                     $ (0.10)        $  (0.06)(a)  $ (0.10)      $ (0.10)     $ (0.11)



 Net realized and unrealized gain
   (loss) on investments                   0.60              2.48       (5.16)         1.06         0.35
                                         -------         --------      --------      -------      -------



   Net increase (decrease) from
    investment operations                $  0.50         $   2.42      $ (5.26)      $  0.96      $  0.24



Distributions to shareowners:
 Net realized gain                            -                 -       (0.04)        (1.00)       (0.07)
                                         -------         --------      --------      -------      -------



Net increase (decrease) in net
 asset value                             $  0.50         $   2.42      $ (5.30)      $ (0.04)     $  0.17
                                         -------         --------      --------      -------      -------



Net asset value, end of period           $ 11.00         $  10.50      $  8.08       $ 13.38      $ 13.42
                                         -------         --------      --------      -------      -------



Total return*                              4.76%            29.95%     (39.33)%        7.39%        1.80%



Ratio of net expenses to average
 net assets+                               2.10%             2.10%       2.07%         2.00%        2.00%



Ratio of net investment loss to
 average net assets+                      (0.90)%           (0.72)%     (0.82)%       (0.75)%      (0.83)%



Portfolio turnover rate                      31%               15%         31%           43%          41%



Net assets, end of period
 (in thousands)                          $25,199         $ 28,305      $29,164       $71,087      $77,206


Ratios with no waiver of fees and
 assumption of expenses by the
 Adviser and no reduction for fees
 paid indirectly:


 Net expenses                              2.24%             2.29%       2.07%         2.00%        2.00%



 Net investment loss                      (1.03)%           (0.91)%     (0.82)%       (0.75)%      (0.83)%


Ratios with waiver of fees and
 assumption of expenses by the
 Adviser and reduction for fees
 paid indirectly:


 Net expenses                              2.10%             2.10%       2.07%         1.99%        2.00%



 Net investment loss                      (0.90)%           (0.72)%     (0.82)%       (0.74)%      (0.83)%


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratios with no reduction for fees paid indirectly.


(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

PIONEER OAK RIDGE LARGE CAP GROWTH FUND


CLASS R SHARES




                                            YEAR ENDED         YEAR ENDED      YEAR ENDED   YEAR ENDED    YEAR ENDED
                                             11/30/10           11/30/09        11/30/08     11/30/07      11/30/06
                                        ------------------ ------------------ ------------ ------------ -------------


Net asset value, beginning of period        $   10.69          $    8.17      $ 13.46        $ 13.41       $ 13.17
                                            ---------          ---------      --------       -------       -------


Increase (decrease) from
 investment operations:


 Net investment loss                        $   (0.02)         $   (0.01)(a)  $ (0.03)       $ (0.03)      $ (0.03)



 Net realized and unrealized gain
   (loss) on investments                         0.60               2.53       (5.22)           1.08          0.34
                                            ---------          ---------      --------       -------       -------



   Net increase (decrease) from
    investment operations                   $    0.58          $    2.52      $ (5.25)       $  1.05       $  0.31


Distributions to shareowners:


 Net investment income                      $   (0.00)(b)              -           -               -             -



 Net realized gain                                  -                  -       (0.04)          (1.00)        (0.07)
                                            ---------          ---------      --------       -------       -------



Net increase (decrease) in net
 asset value                                $    0.58          $    2.52      $ (5.29)       $  0.05       $  0.24
                                            ---------          ---------      --------       -------       -------



Net asset value, end of period              $   11.27          $   10.69      $  8.17        $ 13.46       $ 13.41
                                            ---------          ---------      --------       -------       -------



Total return*                                    5.44%             30.84%     (39.03)%          8.07%         2.34%



Ratio of net expenses to average
 net assets+                                     1.45%              1.45%       1.45%           1.46%         1.45%



Ratio of net investment loss to
 average net assets+                            (0.24)%            (0.09)%     (0.20)%         (0.21)%       (0.27)%



Portfolio turnover rate                            31%                15%         31%             43%           41%



Net assets, end of period
 (in thousands)                             $   2,168          $   2,400      $ 1,002        $ 2,270       $ 1,920


Ratios with no waiver of fees and
 assumption of expenses by the
 Adviser and no reduction for fees
 paid indirectly:


 Net expenses                                    1.67%              1.82%       1.80%           1.56%         1.61%



 Net investment loss                            (0.47)%            (0.46)%     (0.54)%         (0.31)%       (0.43)%


Ratios with waiver of fees and
 assumption of expenses by the
 Adviser and reduction for fees
 paid indirectly:


 Net expenses                                    1.45%              1.45%       1.45%           1.45%         1.45%



 Net investment loss                            (0.24)%            (0.09)%     (0.20)%         (0.21)%       (0.27)%


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.


(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.



(b)        Amount rounds to less than $0.01 or $(0.01) per share.

Financial highlights


PIONEER OAK RIDGE LARGE CAP GROWTH FUND


CLASS Y SHARES




                                         YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                          11/30/10     11/30/09     11/30/08     11/30/07     11/30/06
                                        ------------ ------------ ------------ ------------ -----------


Net asset value, beginning of period     $ 11.12      $  8.50      $  13.96     $  13.82     $  13.48
                                         -------      -------      --------     --------     --------


Increase (decrease) from
 investment operations:


 Net investment income                   $  0.03      $  0.05      $   0.07     $   0.07     $   0.05



 Net realized and unrealized gain
   (loss) on investments                    0.63         2.61        (5.44)         1.09         0.36
                                         -------      -------      --------     --------     --------



   Net increase (decrease) from
    investment operations                $  0.66      $  2.66      $  (5.37)    $   1.16     $   0.41


Distributions to shareowners:


 Net investment income                   $ (0.03)     $ (0.04)     $  (0.05)    $  (0.02)    $      -



 Net realized gain                             -            -        (0.04)        (1.00)       (0.07)
                                         -------      -------      --------     --------     --------



Net increase (decrease) in net
 asset value                             $  0.63      $  2.62      $  (5.46)    $   0.14     $   0.34
                                         -------      -------      --------     --------     --------



Net asset value, end of period           $ 11.75      $ 11.12      $   8.50     $  13.96     $  13.82
                                         -------      -------      --------     --------     --------



Total return*                               5.93%       31.41%      (38.65)%        8.67%        3.03%



Ratio of net expenses to average
 net assets+                                0.94%        0.98%        0.90%         0.86%        0.80%



Ratio of net investment income to
 average net assets+                        0.26%        0.45%        0.36%         0.40%        0.36%



Portfolio turnover rate                       31%          15%          31%           43%          41%



Net assets, end of period
 (in thousands)                          $46,323      $59,976      $105,183     $454,085     $593,667


Ratios with no waiver of fees and
 assumption of expenses by the
 Adviser and no reduction for fees
 paid indirectly:


 Net expenses                               0.94%        0.98%        0.90%         0.86%        0.80%



 Net investment income                      0.26%        0.45%        0.36%         0.40%        0.36%


Ratios with waiver of fees and
 assumption of expenses by the
 Adviser and reduction for fees
 paid indirectly:


 Net expenses                               0.94%        0.98%        0.90%         0.86%        0.80%



 Net investment income                      0.26%        0.45%        0.36%         0.40%        0.36%


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.


+     Ratios with no reduction for fees paid indirectly.

                                     Notes

Pioneer
Oak Ridge Large Cap Growth Fund



YOU CAN OBTAIN MORE FREE INFORMATION about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for more information about the fund, to request copies of the fund's statement of additional information and shareowner reports, and to make other inquiries.



VISIT OUR WEBSITE
www.pioneerinvestments.com

The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerinvestments.com. You also may find other information and updates about Pioneer and the fund, including fund performance information, on the fund's website.


SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the fund.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the fund's annual report to shareholders, are incorporated by reference into this prospectus.


You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.


(Investment Company Act file no. 811-21425)


[GRAPHIC APPEARS HERE]



PIONEER FUNDS DISTRIBUTOR, INC.


60 STATE STREET                                                    19047-05-0411



BOSTON, MA 02109                 (Copyright)2011 Pioneer Funds Distributor, Inc.



WWW.PIONEERINVESTMENTS.COM                                           Member SIPC


[GRAPHIC APPEARS HERE]




Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
www.pioneerinvestments.com














This is not part of the prospectus.





19047-05-0411



(Copyright)2011 Pioneer Funds Distributor, Inc.



Underwriter of Pioneer mutual funds


Member SIPC

PIONEER
--------------------------------------------------------------------------------
SELECT MID CAP GROWTH FUND
                                                  Class A Shares (PMCTX)
                                                  Class C Shares (PMTCX)
                                                  Class Y Shares (PMTYX)




                                                      Prospectus, April 1, 2011


CONTENTS
--------------------------------------------------------------------------------


Fund summary.................................  1



More on the fund's investment objective
and strategies............................... 11



More on the risks of investing in the fund    15



Management................................... 20



Pricing of shares............................ 22



Choosing a class of shares................... 24



Distribution and service arrangements........ 26



Sales charges................................ 28



Buying, exchanging and selling shares........ 36



Account options.............................. 46



Shareholder services and policies............ 50



Dividends, capital gains and taxes........... 57



Financial highlights......................... 59


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the fund's shares or determined whether this prospectus is

[GRAPHIC APPEARS HERE]





accurate or complete. Any representation to the contrary is a crime.

     An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
-------------------------------------------------------------------------------



     Contact your investment professional to discuss how the fund may fit into your portfolio.
-------------------------------------------------------------------------------

Fund summary


INVESTMENT OBJECTIVE
Long-term capital growth.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Pioneer funds. More information about these and other discounts is available from your investment professional and in the "Sales charges" section of the prospectus beginning on page 28 and the "Sales charges" section of the statement of additional information beginning on page 57.



SHAREOWNER FEES
(fees paid directly from your investment)                           CLASS A   CLASS C   CLASS Y
------------------------------------------------------------------  --------- --------- --------
Maximum sales charge (load) when you buy shares (as a
percentage of offering price)                                         5.75%      None       None
------------------------------------------------------------------     ----   --------- --------


Maximum deferred sales charge (load) (as a percentage of offering price or the amount you receive when you sell shares, whichever
is less)                                                               None        1%       None
------------------------------------------------------------------     ----   --------- --------



ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of
your investment)                                                   CLASS A   CLASS C   CLASS Y
-----------------------------------------------------------------  --------- --------- --------
Management Fees                                                     0.625%    0.625%    0.625%
-----------------------------------------------------------------    -----     -----     -----
Distribution and Service (12b-1) Fees                                0.25%     1.00%     0.00%
-----------------------------------------------------------------    -----     -----     -----


Other Expenses                                                       0.33%     0.62%     0.11%
-----------------------------------------------------------------    -----     -----     -----



Total Annual Fund Operating Expenses                                 1.21%     2.25%     0.74%
-----------------------------------------------------------------    -----     -----     -----



Less: Fee Waiver and Expense Reimbursement/1/                        0.00%    -0.10%     0.00%
-----------------------------------------------------------------    -----     -----     -----



Net Expenses/1/                                                      1.21%     2.15%     0.74%
-----------------------------------------------------------------    -----     -----     -----



1 The fund's investment adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 2.15% of the average daily net assets attributable to Class C shares. This expense limitation is in effect through April 1, 2012. There can be no assurance that the adviser will extend the expense limitations beyond such time. While in effect, the arrangements may be terminated for a class only by agreement of the adviser and the Board of Trustees.

Fund summary


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 IF YOU REDEEM YOUR SHARES            IF YOU DO NOT REDEEM YOUR SHARES
           --------------------------------------  --------------------------------------
                                NUMBER OF YEARS YOU OWN YOUR SHARES
           ------------------------------------------------------------------------------
                 1        3          5         10        1        3          5         10
           -------  -------  ---------  ---------  -------  -------  ---------  ---------

Class A    $691     $936     $1,199     $1,951     $691     $936     $1,199     $1,951
---------  ----     ----     ------     ------     ----     ----     ------     ------



Class C     318      692      1,193      2,572      218      692      1,193      2,572
---------  ----     ----     ------     ------     ----     ----     ------     ------



Class Y      75      235        409        912       75      235        409        912
---------  ----     ----     ------     ------     ----     ----     ------     ------



PORTFOLIO TURNOVER


The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 88% of the average value of its portfolio.



PRINCIPAL INVESTMENT STRATEGIES


Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Growth Index ($22 billion as of December 31, 2010) or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Growth Index ($21.8 billion as of December 31, 2010) as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. The size of the companies in the index changes constantly as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in the index. For purposes of the fund's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.


The fund may invest up to 20% of its total assets in debt securities. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities, issued by both U.S. and non-U.S. issuers.

The fund may invest up to 20% of its net assets in REITs.

The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund also may hold cash or other short-term instruments.


The fund may lend securities in its portfolio to earn additional income. The fund may lend up to 33 1/3% of its total assets. Any income realized through securities lending may help fund performance.



The fund uses a "growth" style of management and seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select growth stocks the fund's investment adviser employs quantitative analysis, fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The adviser focuses on the quality and price of individual issuers and economic sector analysis, not on market-timing strategies.


The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.

Fund summary


PRINCIPAL RISKS OF INVESTING IN THE FUND


You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective. Following is a summary description of principal risks of investing in the fund.



MARKET RISK. The values of securities held by the fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the fund. In response to the crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time. The fund may experience a substantial or complete loss on any individual security.


MID-SIZE COMPANIES RISK. Compared to large companies, mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.


GROWTH STYLE RISK. The fund's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.



PORTFOLIO SELECTION RISK. The Pioneer's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.


DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.


RISKS OF INVESTMENTS IN REITS. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.



RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters.



MARKET SEGMENT RISK. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.



DERIVATIVES RISK. Using derivatives exposes the fund to additional risks, may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund's portfolio. Changes in a derivative's value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known

Fund summary



for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.



LEVERAGING RISK. When the fund engages in transactions that have a leveraging effect on the fund's portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements. In addition, certain of the fund's investments may have embedded leverage.



SECURITIES LENDING RISK. When lending securities in its portfolio, the fund will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. Securities lending is also subject to the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the fund is unable to recall a security in time to exercise voting rights or sell the security.


RISK OF INCREASE IN EXPENSES. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.


An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



THE FUND'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the fund's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Russell Midcap Growth Index, a broad-based measure of market performance that has characteristics relevant to the fund's investment strategies. You can obtain updated performance information by visiting https://us.pioneerinvestments.com/performance or by calling 1-800-225-6292.


The fund acquired the assets and stated liabilities of Regions Morgan Keegan Select Mid Cap Growth Fund (the predecessor fund) on May 15, 2009. As a result of the reorganization, the fund is the accounting successor of the predecessor fund.

In the reorganization, the predecessor fund exchanged its assets for shares of the fund. The performance of Class A, Class C and Class Y shares of the fund includes the performance of the predecessor fund's Class A, Class C and Class I shares prior to the reorganization. The performance of the predecessor fund's Class A and Class C shares prior to the reorganization has been restated to reflect differences in any applicable sales charges (but not differences in expenses). The performance of the predecessor fund's Class I shares prior to the reorganization has not been restated to reflect any differences in expenses. Morgan Asset Management, Inc. served as the investment adviser to the predecessor fund.

The predecessor fund began operations on March 12, 1999 as the successor to a collective trust fund for which Regions Bank was the trustee. The performance shown below relating to the predecessor fund prior to March 12, 1999 is that of the predecessor fund's predecessor, the inception date of which was June 30, 1993. The collective trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, its performance may have been adversely affected.

The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


The bar chart does not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.

Fund summary


ANNUAL RETURN CLASS A SHARES (%)
(Year ended December 31)
[GRAPHIC APPEARS HERE]






'01       '02      '03     '04    '05     '06    '07     '08      '09     '10


  -0.97   -20.00   39.62   8.40   18.48   6.20   18.98   -39.76   46.81   21.01




For the period covered by the bar chart:

THE HIGHEST CALENDAR QUARTERLY RETURN WAS 23.93% (04/01/2003 TO 06/30/2003)


THE LOWEST CALENDAR QUARTERLY RETURN WAS -23.43% (10/01/2008 TO 12/31/2008)

AVERAGE ANNUAL TOTAL RETURN (%)


(for periods ended December 31, 2010)




                                                                               SINCE   INCEPTION
                                          1 YEAR    5 YEARS    10 YEARS    INCEPTION        DATE
                                        --------  ---------  ----------  -----------  ----------
Class A                                                                               6/30/93
--------------------------------------  -----     ----       ----        -----        -------


Return before taxes                      14.03       4.97        6.12       12.35
--------------------------------------  ------       ----        ----    --------     -------



Return after taxes on distributions      14.03       4.15        5.48       11.24
--------------------------------------  ------       ----        ----    --------     -------



Return after taxes on distributions
and sale of shares                        9.12       4.15        5.24       10.72
--------------------------------------  ------       ----        ----    --------     -------



Class C                                  19.97       5.51         N/A        6.96      1/7/02
--------------------------------------  ------       ----        ----    --------     -------



Class Y                                  21.62       6.54         N/A        8.41     6/23/04
--------------------------------------  ------       ----        ----    --------     -------



Russell Midcap Growth Index (reflects
no deduction for fees, expenses or
taxes)                                   26.38       4.88        3.12        8.90     6/30/93
--------------------------------------  ------       ----        ----    --------     -------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



After-tax returns are shown only for Class A shares. After-tax returns for Class C and Class Y shares will vary.

Fund summary


MANAGEMENT


INVESTMENT ADVISER     Pioneer Investment Management, Inc.


PORTFOLIO MANAGEMENT   Mr. Ken Winston, vice president of Pioneer
                       (portfolio manager of the fund since 2009).


PURCHASE AND SALE OF FUND SHARES
You may purchase, exchange or sell (redeem) shares each day the New York Stock Exchange is open through your financial intermediary or, for accounts held directly with the fund, by contacting the fund's transfer agent in writing or by telephone (Pioneer Investment Management Shareholder Services, Inc., P.O. Box 55014, Boston, MA 02205-5014, tel. 1-800-225-6292).

Your initial investment for Class A or Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. The initial investment for Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount for Class Y shares.



TAX INFORMATION



You normally will have to pay income taxes on the dividends and capital gain distributions you receive from the fund, unless you are investing through a tax-deferred account, such as a 401(k) plan or individual retirement account.



PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES


If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

More on the fund's investment objective
and strategies




INVESTMENT OBJECTIVE



Long-term capital growth. The fund's investment objective may be changed without shareholder approval. The fund will provide notice prior to implementing any change to its investment objective.



PRINCIPAL INVESTMENT STRATEGIES


Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Growth Index ($22 billion as of December 31, 2010) or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Growth Index ($21.8 billion as of December 31, 2010) as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. The size of the companies in the index changes constantly as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in the index. For purposes of the fund's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.


The fund will provide notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in equity securities of mid-size companies.

The fund may invest up to 20% of its total assets in debt securities. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities, issued by both U.S. and non-U.S. issuers. The fund invests in debt securities when Pioneer Investment Management, Inc., ("Pioneer") the fund's investment adviser, believes they are consistent with the fund's investment objective of capital growth, to diversify the fund's portfolio or for greater liquidity.

The fund may invest up to 20% of its net assets in REITs.

More on the fund's investment objective
and strategies


The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers. The fund does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.


The fund uses a "growth" style of management and seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select growth stocks, Pioneer employs quantitative analysis, fundamental research and an evaluation of the issuer based on its financial statements and operations. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and economic sector analysis, not on market-timing strategies. Factors Pioneer looks for in selecting investments include:



o Market leadership in a company's primary products and services



o Companies expected to benefit from long-term trends in the economy and society



o Low market valuations relative to earnings forecast, book value, cash flow and sales compared to historic standards



o Increasing earnings forecast


Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.


DEBT SECURITIES


The fund may invest in debt securities of U.S. and non-U.S. issuers. Generally the fund may acquire debt securities that are investment grade, but the fund may invest in below investment grade debt securities (known as "junk bonds") including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.



INVESTMENTS IN REITS


REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages, including "sub-prime" mortgages, secured by real estate and derive their income from collection of interest.



NON-U.S. INVESTMENTS


The fund may invest in securities of non-U.S. issuers, including securities of emerging market issuers. Non U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.



DERIVATIVES


The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including:



o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates



o As a substitute for purchasing or selling securities



o To increase the fund's return as a non-hedging strategy that may be considered speculative



o To manage the fund's portfolio characteristics




SECURITIES LENDING



The fund may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the fund will invest during the term of the loan. The fund may pay a portion of the income earned on the investment of cash collateral to the borrowers of the securities, lending agent or other intermediary. The fund may lend up to 33 1/3% of its total assets. Any income realized through securities lending may help fund performance.



CASH MANAGEMENT AND TEMPORARY INVESTMENTS
Normally, the fund invests substantially all of its assets to meet its investment objectives. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of

More on the fund's investment objective
and strategies



unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the fund to achieve its investment objective. The fund may adopt a defensive strategy when Pioneer believes securities in which the fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.




ADDITIONAL INVESTMENT STRATEGIES



In addition to the principal investment strategies discussed above, the fund may also use other techniques, including the following non-principal investment strategies.




REVERSE REPURCHASE AGREEMENTS AND BORROWING



The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. The fund also may borrow money from banks or other lenders for temporary purposes. The fund may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.



SHORT-TERM TRADING


The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

More on the risks of investing in the fund


PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective. Following is a description of principal risks of investing in the fund.


MARKET RISK. The values of securities held by the fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the fund. In response to the crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time. The fund may experience a substantial or complete loss on any individual security.


MID-SIZE COMPANIES RISK. Compared to large companies, mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.


GROWTH STYLE RISK. The fund's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.



PORTFOLIO SELECTION RISK. The Pioneer's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.


DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates, if the issuer or other obligor of a security held by the fund fails to

More on the risks of investing in the fund



pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.



RISKS OF INVESTMENTS IN REITS. The fund also has risks associated with the real estate industry. Although the fund does not invest directly in real estate, it may invest in REITs and other equity securities of real estate industry issuers. These risks may include:



o The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes



o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments



o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses



o A REIT in the fund's portfolio is, or is perceived by the market to be, poorly managed



Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.



Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value. In addition, capital to pay or refinance a REIT's debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively.

RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:



o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices



o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable



o Adverse effect of currency exchange rates or controls on the value of the fund's investments, or its ability to convert non-U.S. currencies to U.S. dollars



o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession



o Economic, political, regulatory and social developments may adversely affect the securities markets



o Withholding and other non-U.S. taxes may decrease the fund's return


MARKET SEGMENT RISK. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

More on the risks of investing in the fund



Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.



Industries in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.



DERIVATIVES RISK. Using derivatives exposes the fund to additional risks and may increase the volatility of the fund's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the fund's portfolio, and they can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. The fund also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the fund for a variety of reasons. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.



LEVERAGING RISK. When the fund engages in transactions that have a leveraging effect on the fund's portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements. In addition, certain of the fund's investments may have embedded leverage.



SECURITIES LENDING RISK. When lending securities in its portfolio, the fund will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. Securities lending is also subject to the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the fund is unable to recall a security in time to exercise voting rights or sell the security.


RISK OF INCREASE IN EXPENSES. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.


To learn more about the fund's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.



DISCLOSURE OF PORTFOLIO HOLDINGS


The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

Management


INVESTMENT ADVISER
Pioneer, the fund's investment adviser, selects the fund's investments and oversees the fund's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2010, assets under management were approximately $249 billion worldwide, including over $64 billion in assets under management by Pioneer (and its U.S. affiliates).


Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate an unaffiliated subadviser or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the fund without shareholder approval.



PORTFOLIO MANAGEMENT


Day-to-day management of the fund's portfolio is the responsibility of Ken Winston. Mr. Winston is supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Winston, a vice president, joined Pioneer in 2007 from Hartford Investment Management Company where he was senior vice president with portfolio management and analyst responsibilities for small and mid cap growth portfolios. From 2000 to 2006 he worked at Lee Munder Capital Group as partner and portfolio manager for small and mid cap growth portfolios. Mr. Winston has served as portfolio manager of the fund since 2009.


The fund's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the fund.



MANAGEMENT FEE


The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.625% of the fund's average daily net assets up to $500 million, 0.60% of the next $500 million and 0.575% on assets over $1 billion. The fee is accrued daily and paid monthly.



For the fiscal year ended November 30, 2010, the fund paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.62% of the fund's average daily net assets.



A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the fund's annual report to shareholders, for the period ended November 30, 2010.



DISTRIBUTOR AND TRANSFER AGENT


Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Pricing of shares



NET ASSET VALUE


The fund's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the fund will calculate a net asset value for each class of shares as of the actual closing time.

The fund generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.


To the extent that the fund invests in shares of other mutual funds that are not traded on an exchange, such shares are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.



The fund generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors.


The fund values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem fund shares.



When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The fund also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the fund's net asset value is calculated. Because the fund may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily available or may be unreliable - the fund may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated only using market prices.



The prices used by the fund to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Choosing a class of shares


The fund offers three classes of shares through this prospectus. Each class has different eligibility requirements, sales charges and expenses, allowing you to choose the class that best meets your needs.


Factors you should consider include:



o The eligibility requirements that apply to purchases of a particular share class



o The expenses paid by each class



o The initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to each class



o Whether you qualify for any reduction or waiver of sales charges



o How long you expect to own the shares



o Any services you may receive from a financial intermediary


Your investment professional can help you determine which class meets your goals. Your investment professional or financial intermediary may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.

For information on the fund's expenses, please see "Fund Summary."



CLASS A SHARES



o You pay a sales charge of up to 5.75% of the offering price, which is reduced or waived for large purchases and certain types of investors. At time of your purchase, your investment firm may receive a commission from the distributor of up to 5%, declining as the size of your investment increases.



o There is no contingent deferred sales charge, except in certain circumstances when no initial sales charge is charged.



o Distribution and service fees of 0.25% of average daily net assets.




CLASS C SHARES



o A 1% contingent deferred sales charge is assessed if you sell your shares within one year of purchase. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 1%.



o Distribution and service fees of 1.00% of average daily net assets.



o Does not convert to another share class.



o Maximum purchase amount (per transaction) of $499,999.




CLASS Y SHARES



o No initial or contingent deferred sales charge.

o Initial investments are subject to a $5 million investment minimum, which may be waived in some circumstances.

Distribution and service arrangements


DISTRIBUTION PLAN
The fund has adopted a distribution plan for Class A and Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.


ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
Your financial intermediary may receive compensation from the fund, Pioneer and its affiliates for the sale of fund shares and related services. Compensation may include sales commissions and distribution and service (Rule 12b-1) fees, as well as compensation for administrative services and transaction processing.


Pioneer and its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the fund, or from the retention of a portion of sales charges or distribution and service fees. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.

Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the Pioneer funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary's costs.


The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.


Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the Pioneer funds.

Sales charges


INITIAL SALES CHARGES (CLASS A SHARES ONLY)
You pay the offering price (the net asset value per share plus any initial sales charge) when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by the fund.


SALES CHARGES FOR CLASS A SHARES


                                   SALES CHARGE AS % OF
                                  ----------------------
                                    OFFERING  NET AMOUNT
AMOUNT OF PURCHASE                     PRICE    INVESTED
--------------------------------- ---------- -----------
Less than $50,000                     5.75         6.10
---------------------------------     ----         ----
$50,000 but less than $100,000        4.50         4.71
---------------------------------     ----         ----
$100,000 but less than $250,000       3.50         3.63
---------------------------------     ----         ----
$250,000 but less than $500,000       2.50         2.56
---------------------------------     ----         ----


$500,000 or more                       -0-          -0-
---------------------------------     ----         ----


The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower due to rounding.


REDUCED SALES CHARGES


You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints." Pioneer offers two principal means of taking advantage of breakpoints in sales charges for aggregate purchases of Class A shares of the Pioneer funds over time if:



o The amount of shares you own of the Pioneer funds plus the amount you are investing now is at least $50,000 (Rights of accumulation)



o You plan to invest at least $50,000 over the next 13 months (Letter of intent)

RIGHTS OF ACCUMULATION


If you qualify for rights of accumulation, your sales charge will be based on the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under the age of 21.



LETTER OF INTENT


You can use a letter of intent to qualify for reduced sales charges in two situations:



o If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) in the fund's Class A shares during the next 13 months



o If you include in your letter of intent the value (at the current offering price) of all of your Class A shares of the fund and Class A, Class B or Class C shares of all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy


Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). Any share class for which no sales charge is paid cannot be included under the letter of intent. For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.


QUALIFYING FOR A REDUCED CLASS A SALES CHARGE
In calculating your total account value in order to determine whether you have net sales charge breakpoints, you can include your Pioneer mutual fund shares, those of your spouse and the shares of any children under the age of 21. Pioneer will use each fund's current offering price to calculate your total account value. Certain trustees and fiduciaries may also qualify for a reduced sales charge.

To receive a reduced sales charge, you or your investment professional must, at the time of purchase, notify the distributor of your eligibility. In order to verify your eligibility for a discount, you may need to provide your investment professional or the fund with information or records, such as

Sales charges


account numbers or statements, regarding shares of the fund or other Pioneer mutual funds held in all accounts by you, your spouse or children under the age of 21 with that investment professional or with any other financial intermediary. Eligible accounts may include joint accounts, retirement plan accounts, such as IRA and 401k accounts, and custodial accounts, such as ESA, UGMA and UTMA accounts.

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.


For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Pioneer or an affiliate.


You can locate information regarding the reduction or waiver of sales charges, in a clear and prominent format and free of charge, on Pioneer's website at www.pioneerinvestments.com. The website includes hyperlinks that facilitate access to this information.


CLASS A PURCHASES AT A REDUCED INITIAL SALES CHARGE OR NET ASSET VALUE ARE ALSO AVAILABLE TO:


Group plans if the sponsoring organization:



o recommends purchases of Pioneer mutual funds to,



o permits solicitation of, or



o facilitates purchases by its employees, members or participants.



CLASS A PURCHASES AT NET ASSET VALUE
You may purchase Class A shares at net asset value (without a sales charge) as follows. If you believe you qualify for any of the Class A sales charge waivers discussed below, contact your investment professional or the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.


INVESTMENTS OF $500,000 OR MORE AND CERTAIN RETIREMENT PLANS
You do not pay a sales charge when you purchase Class A shares if you are investing $500,000 or more, are a participant in an employer-sponsored retirement plan with at least $500,000 in total plan assets or are a participant in certain employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets. However, you may pay a contingent deferred sales charge if you sell your Class A shares within 12 months of purchase. The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.



CLASS A PURCHASES AT NET ASSET VALUE ARE AVAILABLE TO:



o Current or former trustees and officers of the fund;



o Partners and employees of legal counsel to the fund (at the time of initial share purchase);



o Directors, officers, employees or sales representatives of Pioneer and its affiliates (at the time of initial share purchase);



o Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Pioneer serves as investment adviser (at the time of initial share purchase);



o Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;



o Employees of Regions Financial Corporation and its affiliates (at the time of initial share purchase);



o Members of the immediate families of any of the persons above;



o Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;



o Insurance company separate accounts;



o Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;



o Other funds and accounts for which Pioneer or any of its affiliates serves as investment adviser or manager;



o Investors in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;



o Certain unit investment trusts;



o Participants in employer-sponsored retirement plans with at least $500,000 in total plan assets;



o Participants in employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;



o Participants in Optional Retirement Programs if (i) your employer has authorized a limited number of mutual funds to participate in the program,
  (ii) all participating mutual funds sell shares to program participants at

Sales charges



  net asset value, (iii) your employer has agreed in writing to facilitate investment in Pioneer mutual funds by program participants and (iv) the program provides for a matching contribution for each participant contribution;



o Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer;



o Individuals receiving a distribution consisting of Class Y shares of a Pioneer fund from a trust, fiduciary, custodial or other similar account who purchase Class A shares of the same Pioneer fund within 90 days of the date of the distribution;



o Investors purchasing shares pursuant to the reinstatement privilege applicable to Class A shares; and



o Shareholders of record (i.e., shareholders whose shares are not held in the name of a broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date.



In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)


CLASS A SHARES
Purchases of Class A shares of $500,000 or more, or by participants in a group plan which were not subject to an initial sales charge, may be subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge is payable to the distributor in the event of a share redemption within 12 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan that has at least $500,000 in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Pioneer on or before March 31, 2004).


CLASS C SHARES
You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, upon redemption you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.


PAYING THE CONTINGENT DEFERRED SALES CHARGE (CDSC)


Several rules apply for calculating CDSCs so that you pay the lowest possible CDSC.



o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less



o You do not pay a CDSC on reinvested dividends or distributions



o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest



o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"



WAIVER OR REDUCTION OF CONTINGENT DEFERRED SALES CHARGES
It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

Sales charges



The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class C shares if:



o The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;



o You become disabled (within the meaning of Section 72 of the Internal Revenue
  Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;



o The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);



o The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:



  - It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);



  - It is a required minimum distribution due to the attainment of age 70 1/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);



  - It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; or



  - It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);



o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:



  - A return of excess employee deferrals or contributions;

  - A qualifying hardship distribution as described in the Internal Revenue
    Code;



  - Due to retirement or termination of employment; or



  - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers;



o The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account;



o The distribution is made to pay an account's advisory or custodial fees; or



o The selling broker elects, with the distributor's approval, to waive receipt of the commission normally paid at the time of the sale.



Please see the fund's statement of additional information for more information regarding reduced sales charges and breakpoints.

Buying, exchanging and selling shares


OPENING YOUR ACCOUNT
You may open an account by completing an account application and sending it to the transfer agent by mail or by fax. Please call the transfer agent to obtain an account application. Certain types of accounts, such as retirement accounts, have separate applications.

Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

PIONEER INVESTMENT MANAGEMENT
SHAREHOLDER SERVICES, INC.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292


IDENTITY VERIFICATION
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value on the date of redemption.


INVESTING THROUGH FINANCIAL INTERMEDIARIES AND RETIREMENT PLANS
If you invest in the fund though your financial intermediary or though a retirement plan, the options and services available to you may be different from those discussed in this prospectus. Shareholders investing through financial intermediaries, programs sponsored by financial intermediaries and retirement plans may only purchase funds and classes of shares that are available. When you invest through an account that is not in your name, you generally may buy and sell shares and complete other transactions only though the account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.



SHARE PRICES FOR TRANSACTIONS
If you place an order to purchase, exchange or sell shares with the transfer agent or an authorized agent by the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), the share price for your transaction will be based on the net asset value determined as of the close of regular trading on the New York Stock Exchange on that day (plus or minus any applicable sales charges). If your order is placed with the transfer agent or an authorized agent after the close of regular trading on the New York Stock Exchange, or your order is not in good order, the share price will be based on the net asset value next determined after your order is received in good order by the fund or authorized agent. The authorized agent is responsible for transmitting your order to the fund in a timely manner.



GOOD ORDER MEANS THAT:



o You have provided adequate instructions



o There are no outstanding claims against your account



o There are no transaction limitations on your account



o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered



o Your request includes a signature guarantee if you:



  - Are selling over $100,000 or exchanging over $500,000 worth of shares



  - Changed your account registration or address within the last 30 days



  - Instruct the transfer agent to mail the check to an address different from the one on your account



  - Want the check paid to someone other than the account's record owner(s)



  - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration



TRANSACTION LIMITATIONS
Your transactions are subject to certain limitations, including the limitation on the purchase of the fund's shares within 30 calendar days of a redemption. See "Excessive trading."

Buying, exchanging and selling shares


BUYING
You may buy fund shares from any financial intermediary that has a sales agreement or other arrangement with the distributor.


You can buy shares at net asset value per share plus any applicable sales charge. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your financial intermediary will send your purchase request to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.



MINIMUM INVESTMENT AMOUNTS


CLASS A AND CLASS C SHARES
Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares.

You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for, among other things, share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Pioneer.


CLASS Y SHARES
Your initial investment in Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. The fund may waive the initial investment amount.


WAIVERS OF THE MINIMUM INVESTMENT AMOUNT
The fund will accept an initial investment of less than $5 million if:

(a) The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or

(b) The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or


(c) The account is not represented by a broker-dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or


(d) The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Pioneer or its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor; or


(e) The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include Class Y shares of the Pioneer mutual funds in their program. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class; or

(f)        The investment is made by another Pioneer fund

The fund reserves the right to waive the initial investment minimum in other circumstances.

Buying, exchanging and selling shares


MAXIMUM PURCHASE AMOUNTS


Purchases of fund shares are limited to $499,999 for Class C shares. This limit is applied on a per transaction basis. Class A and Class Y shares are not subject to a maximum purchase amount.



RETIREMENT PLAN ACCOUNTS
You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.


You may not use the account application accompanying this prospectus to establish a Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.



HOW TO BUY SHARES


THROUGH YOUR INVESTMENT FIRM
Normally, your investment firm will send your purchase request to the fund's distributor and/or transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.


BY PHONE OR ONLINE


YOU CAN USE THE TELEPHONE OR ONLINE PURCHASE PRIVILEGE IF you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:



o You established your bank account of record at least 30 days ago



o Your bank information has not changed for at least 30 days



o You are not purchasing more than $100,000 worth of shares per account per day



o You can provide the proper account identification information


When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.


IN WRITING, BY MAIL
You can purchase fund shares for an existing fund account by MAILING A CHECK TO THE TRANSFER AGENT. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check, travelers check, or credit card check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.


BY WIRE (CLASS Y SHARES ONLY)


If you have an existing Class Y account, you may wire funds to purchase shares. Note, however, that:



o State Street Bank must receive your wire no later than 11:00 a.m. Eastern time on the business day after the fund receives your request to purchase shares



o If State Street Bank does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk



o Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank



o Wire transfers may be restricted on holidays and at certain other times



INSTRUCT YOUR BANK TO WIRE FUNDS TO:

Receiving Bank:          State Street Bank and Trust Company
                         225 Franklin Street
                         Boston, MA 02101
                         ABA Routing No. 011000028
For further credit to:   Shareholder Name
                         Existing Pioneer Account No.
                         Select Mid Cap Growth Fund

The transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.

Buying, exchanging and selling shares


EXCHANGING
You may, under certain circumstances, exchange your shares for shares of the same class of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus. You generally will have to pay income taxes on an exchange.



SAME-FUND EXCHANGE PRIVILEGE



Certain shareholders may be eligible to exchange their shares for the fund's Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.




HOW TO EXCHANGE SHARES


THROUGH YOUR INVESTMENT FIRM
Normally, your investment firm will send your exchange request to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT EXCHANGING YOUR SHARES.


BY PHONE OR ONLINE


After you establish an eligible fund account, YOU CAN EXCHANGE FUND SHARES BY PHONE OR ONLINE IF:



o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account



o The fund into which you are exchanging offers the same class of shares



o You are not exchanging more than $500,000 worth of shares per account per day



o You can provide the proper account identification information

IN WRITING, BY MAIL OR BY FAX


You can exchange fund shares by MAILING OR FAXING A LETTER OF INSTRUCTION TO THE TRANSFER AGENT. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:



o The name and signature of all registered owners



o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000



o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging



o The class of shares you are exchanging



o The dollar amount or number of shares you are exchanging



SELLING
Your shares will be sold at the share price (net asset value less any applicable sales charge) next calculated after the fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.


If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.


If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

You generally will have to pay income taxes on a sale.


If you must use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

Buying, exchanging and selling shares


HOW TO SELL SHARES


THROUGH YOUR INVESTMENT FIRM
Normally, your investment firm will send your request to sell shares to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.


BY PHONE OR ONLINE
IF YOU HAVE AN ELIGIBLE NON-RETIREMENT ACCOUNT, YOU MAY SELL UP TO $100,000 PER ACCOUNT PER DAY BY PHONE OR ONLINE. You may sell fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.


You may receive your sale proceeds:



o By check, provided the check is made payable exactly as your account is registered



o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record


For Class Y shares, shareholders may sell up to $5 million per account per day if the proceeds are directed to your bank account of record ($100,000 per account per day if the proceeds are not directed to your bank account of record).


IN WRITING, BY MAIL OR BY FAX


You can sell some or all of your fund shares by WRITING DIRECTLY TO THE FUND only if your account is registered in your name. Include in your request your name, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.


The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.

HOW TO CONTACT US


BY PHONE
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call
1-800-225-6292

To request a transaction using FactFone/SM/ call
1-800-225-4321


BY MAIL
Send your written instructions to:
PIONEER INVESTMENT MANAGEMENT
SHAREHOLDER SERVICES, INC.
P.O. Box 55014
Boston, Massachusetts 02205-5014


PIONEER WEBSITE
www.pioneerinvestments.com


BY FAX
Fax your exchange and sale requests to:


1-800-225-4240

Account options


See the account application form for more details on each of the following services or call the transfer agent for details and availability.


TELEPHONE TRANSACTION PRIVILEGES
If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. If the fund's confirmation procedures are followed, neither the fund nor its agents will bear any liability for these transactions.


ONLINE TRANSACTION PRIVILEGES
If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.


To establish online transaction privileges:



o For new accounts, complete the online section of the account application



o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen at www.pioneerinvestments.com


To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

AUTOMATIC INVESTMENT PLANS


You can make regular periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, a Pioneer Investomatic Plan and other similar automatic investment plans. Automatic investments may be made only through U.S. banks. You may use an automatic investment plan to establish a Class A share account with a small initial investment. If you have a Class C share account and your balance is at least $1,000, you may establish an automatic investment plan.



PIONEER INVESTOMATIC PLAN
If you establish a Pioneer Investomatic Plan, the transfer agent will make a periodic investment in fund shares by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.


AUTOMATIC EXCHANGES


You can automatically exchange your fund shares for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:



o You must select exchanges on a monthly or quarterly basis



o Both the originating and receiving accounts must have identical registrations



o The originating account must have a minimum balance of $5,000


You may have to pay income taxes on an exchange.


DISTRIBUTION OPTIONS
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

Account options


(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) and (3) are not available to retirement plan accounts or accounts with a current value of less than $500.


If you are under 59 1/2, taxes and tax penalties may apply.



If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $10, the fund may reinvest the amount in additional shares of the fund instead of sending a check. Additional shares of the fund will be purchased at the then-current net asset value.



DIRECTED DIVIDENDS
You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.


SYSTEMATIC WITHDRAWAL PLANS
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a U.S. bank account you designate.


To establish a systematic withdrawal plan:



o Your account must have a total value of at least $10,000 when you establish your plan



o You must request a periodic withdrawal of at least $50



o You may not request a periodic withdrawal of more than 10% of the value of any Class C share account (valued at the time the plan is implemented)

These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.

Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.


DIRECT DEPOSIT
If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.


VOLUNTARY TAX WITHHOLDING


You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Shareholder services and policies


EXCESSIVE TRADING


Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:



o You sell shares within a short period of time after the shares were purchased;



o You make two or more purchases and redemptions within a short period of time;



o You enter into a series of transactions that indicate a timing pattern or strategy; or



o We reasonably believe that you have engaged in such practices in connection with other mutual funds.


The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker or other intermediary has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor, broker or other intermediary to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker, other intermediary or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker or other intermediary, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the broker or other intermediary in taking steps to limit this type of activity.


The fund may reject a purchase or exchange order before its acceptance or the issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase or exchange request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order had been accepted and an investment made in the fund. A fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future.


To limit the negative effects of excessive trading on the fund, the fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from the fund, that investor shall be prevented (or "blocked") from purchasing shares of the fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under
Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap" programs, transactions by insurance company separate accounts or transactions by other funds that invest in the fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to the Pioneer money market funds.

Shareholder services and policies


We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the fund's policy described above or their own policies or restrictions designed to limit excessive trading of fund shares. However, we do not impose this policy at the omnibus account level.

Purchases pursuant to the reinstatement privilege (for Class A shares) are subject to this policy.


PURCHASES IN KIND


You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you use to purchase fund shares for cash in an amount equal to the value of the fund shares that you purchase. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.



REINSTATEMENT PRIVILEGE (CLASS A SHARES)


If you recently sold all or part of your Class A shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:



o You must send a written request to the transfer agent no more than 90 days after selling your shares and



o The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.


Purchases pursuant to the reinstatement privilege are subject to limitations on investor transactions, including the limitation on the purchase of the fund's shares within 30 calendar days of redemption. See "Excessive trading."

When you elect reinstatement, you are subject to the provisions outlined in the selected fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of your sale of fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.


PIONEER WEBSITE
WWW.PIONEERINVESTMENTS.COM


The website includes a full selection of information on mutual fund investing. You can also use the website to get:



o Your current account information



o Prices, returns and yields of all publicly available Pioneer mutual funds



o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds



o A copy of Pioneer's privacy notice


If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.


FACTFONE/SM/ 1-800-225-4321


You can use FactFone/SM/ to:



o Obtain current information on your Pioneer mutual fund accounts



o Inquire about the prices and yields of all publicly available Pioneer mutual funds



o Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts



o Request account statements


If you plan to use FactFone/SM/ to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone/SM/.

If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone/SM/ to obtain account information.


HOUSEHOLD DELIVERY OF FUND DOCUMENTS
With your consent, Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone

Shareholder services and policies


or in writing (see "How to contact us"). Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.


CONFIRMATION STATEMENTS
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.


TAX INFORMATION
Early each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.



TAX INFORMATION FOR IRA ROLLOVERS



In January (or by the applicable Internal Revenue Service deadline) following the year in which you take a reportable distribution, the transfer agent will mail you a tax form reflecting the total amount(s) of distribution(s) received by the end of January.



PRIVACY


The fund has a policy designed to protect the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.



SIGNATURE GUARANTEES AND OTHER REQUIREMENTS


You are required to obtain a signature guarantee when:



o Requesting certain types of exchanges or sales of fund shares



o Redeeming shares for which you hold a share certificate



o Requesting certain types of changes for your existing account


You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.


MINIMUM ACCOUNT SIZE
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.


TELEPHONE AND WEBSITE ACCESS
You may have difficulty contacting the fund by telephone or accessing www.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access www.pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.


SHARE CERTIFICATES


The fund does not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.



OTHER POLICIES


The fund and the distributor reserve the right to:



o reject any purchase or exchange order for any reason, without prior notice

Shareholder services and policies



o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege



o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission



The fund reserves the right to:



o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission



o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash



o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming fund shares to the extent necessary to cover the fee



o close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

Dividends, capital gains and taxes


DIVIDENDS AND CAPITAL GAINS
The fund generally pays any distributions of net short- and long-term capital gains in November.

The fund generally pays dividends from any net investment income in December.


The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund shortly before a dividend or other distribution, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.



TAXES
You will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from the fund's net capital gains (if any) are considered long-term capital gains and may be taxable to you at reduced rates. Distributions from the fund's net short-term capital gains are taxable as ordinary income.


Other dividends are taxable either as ordinary income or, for taxable years beginning on or before December 31, 2012, if certain conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.


"Qualified dividend income" generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the fund receives in respect of stock of certain foreign corporations may be "qualified dividend income" if that stock is readily tradable on an established U.S. securities market.

A portion of dividends received from the fund (but none of the fund's capital gain distributions) may qualify for the dividends-received deduction for corporations.

The fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.

Dividends, capital gains and taxes


If the fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.


When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange.



You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will apply "backup withholding" tax on your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013.


You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in the fund. You may also consult the fund's statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect the fund and its shareowners.

Sales and exchanges generally will be taxable transactions to shareowners.

Financial highlights


The financial highlights table helps you understand the fund's financial performance for the past five years.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A, Class C and Class Y shares of the fund (assuming reinvestment of all dividends and distributions).

The fund acquired the assets and stated liabilities of Regions Morgan Keegan Select Mid Cap Growth Fund (the predecessor fund) on May 15, 2009. For periods prior to May 15, 2009, the financial information is that of the predecessor fund.


The information below for the fiscal year ended November 30, 2009 and 2010 has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The information below for fiscal years ended November 30, 2006, 2007 and 2008 was audited by another independent registered public accounting firm. The annual report is available upon request.

Financial highlights


PIONEER SELECT MID CAP GROWTH FUND


CLASS A SHARES




                                      YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                                       11/30/10    11/30/09(A)    11/30/08      11/30/07      11/30/06
                                    ------------- ------------- ------------ ------------- -------------


Net asset value, beginning
 of period                            $  13.86      $   9.59    $ 18.63        $  18.82      $  18.06
                                      --------      --------    --------       --------      --------



Increase (decrease) from
 investment operations:



 Net investment loss                  $  (0.08)     $  (0.06)   $ (0.05)       $  (0.06)     $  (0.06)



 Net realized and unrealized gain
   (loss) on investments and
   foreign currency transactions         2.98          4.39      (6.84)           2.27          1.82
                                      --------      --------    --------       --------      --------



   Net increase (decrease) from
    investment operations             $   2.90      $   4.33    $ (6.89)       $   2.21      $   1.76



Distributions to shareowners:
 Net realized gain                          -         (0.06)     (2.15)          (2.40)        (1.00)
                                      --------      --------    --------       --------      --------



Net increase (decrease) in net
 asset value                          $   2.90      $   4.27    $ (9.04)       $  (0.19)     $   0.76
                                      --------      --------    --------       --------      --------



Net asset value, end of period        $  16.76      $  13.86    $  9.59        $  18.63      $  18.82
                                      --------      --------    --------       --------      --------



Total return*                           20.92%        45.46%    (41.79)%         13.72%        10.27%



Ratio of net expenses to average
 net assets                              1.21%         1.29%      1.25%           1.23%         1.25%



Ratio of net investment loss to
 average net assets                     (0.61)%       (0.39)%    (0.25)%         (0.34)%       (0.32)%



Portfolio turnover rate                    88%           91%        38%             52%           67%



Net assets, end of period
 (in thousands)                       $387,037      $ 73,077    $97,154        $308,921      $352,742



Ratios with no waiver of fees and
 assumption of expenses by the
 Adviser and no reduction for
 fees paid indirectly:



 Net expenses                            1.21%         1.29%      1.25%           1.23%         1.25%



 Net investment loss                    (0.61)%       (0.39)%    (0.25)%         (0.34)%       (0.32)%



Ratios with waiver of fees and
 assumption of expenses by the
 Adviser and reduction for fees
 paid indirectly:



 Net expenses                            1.21%         1.29%      1.25%           1.23%         1.25%



 Net investment loss                    (0.61)%       (0.39)%    (0.25)%         (0.34)%       (0.32)%


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
(a) Effective May 15, 2009, Pioneer Investment Management, Inc. became the adviser of the Fund.

PIONEER SELECT MID CAP GROWTH FUND


CLASS C SHARES




                                     YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                                      11/30/10    11/30/09(A)    11/30/08      11/30/07      11/30/06
                                    ------------ ------------- ------------ ------------- -------------


Net asset value, beginning
 of period                           $ 13.04        $  9.09    $ 17.93        $  18.24       $ 17.61
                                     -------        -------    --------       --------       -------



Increase (decrease) from
 investment operations:



 Net investment loss                 $ (0.20)       $ (0.17)   $ (0.17)       $  (0.18)      $ (0.06)



 Net realized and unrealized gain
   (loss) on investments and
   foreign currency transactions       2.78            4.18     (6.52)           2.27           1.69
                                     -------        -------    --------       --------       -------



   Net increase (decrease) from
    investment operations            $  2.58        $  4.01    $ (6.69)       $   2.09       $  1.63



Distributions to shareowners:
 Net realized gain                        -           (0.06)    (2.15)          (2.40)         (1.00)
                                     -------        -------    --------       --------       -------



Net increase (decrease) in net
 asset value                         $  2.58        $  3.95    $ (8.84)       $  (0.31)      $  0.63
                                     -------        -------    --------       --------       -------



Net asset value, end of period       $ 15.62        $ 13.04    $  9.09        $  17.93       $ 18.24
                                     -------        -------    --------       --------       -------



Total return*                         19.79%          44.43%   (42.37)%         13.48%          9.76%



Ratio of net expenses to average
 net assets                            2.14%           2.31%     2.00%           1.98%          2.00%



Ratio of net investment loss to
 average net assets                   (1.54)%         (1.44)%   (1.00)%         (1.09)%        (1.07)%



Portfolio turnover rate                  88%             91%       38%             52%            67%



Net assets, end of period
 (in thousands)                      $13,565        $ 5,017    $ 4,457        $ 10,345       $ 9,168



Ratios with no waiver of fees and
 assumption of expenses by the
 Adviser and no reduction for
 fees paid indirectly:



 Net expenses                          2.25%           2.31%     2.00%           1.98%          2.00%



 Net investment loss                  (1.64)%         (1.44)%   (1.00)%         (1.09)%        (1.07)%



Ratios with waiver of fees and
 assumption of expenses by the
 Adviser and reduction for fees
 paid indirectly:



 Net expenses                          2.14%           2.31%     2.00%           1.98%          2.00%



 Net investment loss                  (1.54)%         (1.44)%   (1.00)%         (1.09)%        (1.07)%


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.


(a) Effective May 15, 2009, Pioneer Investment Management, Inc. became the adviser of the Fund.

Financial highlights


PIONEER SELECT MID CAP GROWTH FUND


CLASS Y SHARES




                                      YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                       11/30/10    11/30/09(A)    11/30/08     11/30/07      11/30/06
                                    ------------- ------------- ------------ ------------ -------------


Net asset value, beginning
 of period                            $  14.08     $  9.70       $  18.77     $ 18.92        $ 18.11
                                      --------     -------       --------     -------        -------



Increase (decrease) from
 investment operations:
 Net investment loss                  $  (0.02)    $ (0.01)      $      -     $ (0.02)       $ (0.06)



 Net realized and unrealized gain
   (loss) on investments and
   foreign currency transactions         3.04        4.45          (6.92)       2.27            1.87
                                      --------     -------       --------     -------        -------



   Net increase (decrease) from
    investment operations             $   3.02     $  4.44       $  (6.92)    $  2.25        $  1.81



Distributions to shareowners:
 Net realized gain                          -       (0.06)         (2.15)      (2.40)          (1.00)
                                      --------     -------       --------     -------        -------



Net increase (decrease) in net
 asset value                          $   3.02     $  4.38       $  (9.07)    $ (0.15)       $  0.81
                                      --------     -------       --------     -------        -------



Net asset value, end of period        $  17.10     $ 14.08       $   9.70     $ 18.77        $ 18.92
                                      --------     -------       --------     -------        -------



Total return*                           21.45%      46.08%        (41.62)%     13.87%          10.52%



Ratio of net expenses to average
 net assets                              0.74%       0.97%          1.00%       0.98%           1.00%



Ratio of net investment loss to
 average net assets                     (0.14)%     (0.05)%            -       (0.09)%         (0.07)%



Portfolio turnover rate                    88%         91%            38%         52%             67%



Net assets, end of period
 (in thousands)                       $107,870     $81,580       $115,533     $66,510        $ 3,634



Ratios with no waiver of fees and
 assumption of expenses by the
 Adviser and no reduction for
 fees paid indirectly:



 Net expenses                            0.74%       0.97%          1.00%       0.98%           1.00%



 Net investment loss                    (0.14)%     (0.05)%            -       (0.09)%         (0.07)%



Ratios with waiver of fees and
 assumption of expenses by the
 Adviser and reduction for fees
 paid indirectly:



 Net expenses                            0.74%       0.97%          1.00%       0.98%           1.00%



 Net investment loss                    (0.14)%     (0.05)%            -       (0.09)%         (0.07)%


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(a) Effective May 15, 2009, Pioneer Investment Management, Inc. became the adviser of the Fund.

                                     Notes

Pioneer
Select Mid Cap Growth Fund



YOU CAN OBTAIN MORE FREE INFORMATION about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for more information about the fund, to request copies of the fund's statement of additional information and shareowner reports, and to make other inquiries.



VISIT OUR WEBSITE
www.pioneerinvestments.com

The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerinvestments.com. You also may find other information and updates about Pioneer and the fund, including fund performance information, on the fund's website.


SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the fund.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the fund's annual report to shareholders, are incorporated by reference into this prospectus.


You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.


(Investment Company Act file no. 811-03564)


[GRAPHIC APPEARS HERE]



PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET                                                    23136-01-0510


BOSTON, MA 02109                 (Copyright)2011 Pioneer Funds Distributor, Inc.



WWW.PIONEERINVESTMENTS.COM                                           Member SIPC


[GRAPHIC APPEARS HERE]




Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
www.pioneerinvestments.com














This is not part of the prospectus.




23136-01-0510


(Copyright)2011 Pioneer Funds Distributor, Inc.



Underwriter of Pioneer mutual funds


Member SIPC

                     PIONEER OAK RIDGE SMALL CAP GROWTH FUND
                            (PIONEER SERIES TRUST I)
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

              CLASS A SHARES (ORIGX)       CLASS C SHARES (ORICX)
              CLASS B SHARES (ORIBX)       CLASS Y SHARES (ORIYX)


                                  APRIL 1, 2011

This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class A, Class B, Class C and Class Y shares prospectus dated April 1, 2011, as supplemented or revised from time to time. A copy of the prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of the prospectus from our website at: www.pioneerinvestments.com. The fund's financial statements for the fiscal year ended November 30, 2010, including the independent registered public accounting firm's report thereon, are incorporated into this statement of additional information by reference.


                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
1.  Fund History.........................................................      2
2.  Investment Policies, Risks and Restrictions..........................      2
3.  Trustees and Officers................................................     33
4.  Investment Adviser...................................................     44
5.  Principal Underwriter and Distribution Plan..........................     48
6.  Shareholder Servicing/Transfer Agent.................................     52
7.  Custodian............................................................     52
8.  Independent Registered Public Accounting Firm........................     52
9.  Portfolio Management.................................................     52
10. Portfolio Transactions...............................................     56
11. Description of Shares................................................     57
12. Sales Charges........................................................     61
13. Redeeming Shares.....................................................     67
14. Telephone and Online Transactions....................................     68
15. Pricing of Shares....................................................     70
16. Tax Status...........................................................     71
17. Financial Statements.................................................     79
18. Annual Fee, Expense and Other Information............................     79
19. Appendix A - Description of Short-Term Debt, Corporate Bond and
    Preferred Stock Ratings..............................................     85
20. Appendix B - Proxy Voting Policies and Procedures....................     90

1.   FUND HISTORY

Pioneer Oak Ridge Small Cap Growth Fund (the "fund) is an open-end management investment company and a diversified series of Pioneer Series Trust I (the "Trust") a Delaware statutory trust. The fund acquired the assets and liabilities of Oak Ridge Small Cap Equity Fund, a series of Oak Ridge Funds, Inc., a Maryland corporation, on February 13, 2004. Pioneer Investment Management, Inc. ("Pioneer") is the fund's investment adviser. Oak Ridge Investments, LLC ("Oak Ridge" or the "subadviser") is the fund's subadviser.

2.   INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectus and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

EQUITY SECURITIES AND RELATED INVESTMENTS

INVESTMENTS IN EQUITY SECURITIES

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the fund.

WARRANTS AND STOCK PURCHASE RIGHTS

The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

PREFERRED SHARES


The fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed (or floating) dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.


Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

INVESTMENTS IN INITIAL PUBLIC OFFERINGS

To the extent consistent with its investment objective, the fund may invest in initial public offerings ("IPOs") of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the fund's investment performance. The fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as the fund's portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.

NON-U.S. INVESTMENTS

EQUITY SECURITIES OF NON-U.S. ISSUERS

The fund may invest in equity securities of non-U.S. issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments.

DEBT OBLIGATIONS OF NON-U.S. GOVERNMENTS

The fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

EURODOLLAR INSTRUMENTS AND SAMURAI AND YANKEE BONDS. The fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

INVESTMENTS IN EMERGING MARKETS. The fund may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index. The fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the fund may invest in unquoted securities of emerging market issuers.

RISKS OF NON-U.S. INVESTMENTS

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

NON-U.S. SECURITIES MARKETS AND REGULATIONS. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer or the subadviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of the fund's investments and the availability to the fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

CURRENCY RISKS. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES. The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

INVESTMENTS IN DEPOSITARY RECEIPTS

The fund may hold securities of non-U.S. issuers in the form of ADRs, EDRs, GDRs and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the fund's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

FOREIGN CURRENCY TRANSACTIONS


The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also may enter into forward foreign currency exchange contracts, which are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

The fund may enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer or the subadviser.


Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer or the subadviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.


The fund may use forward currency exchange contracts to reduce or gain exposure to a currency. To the extent the fund gains exposure to a currency through these instruments, the resulting exposure may exceed the value of securities denominated in that currency held by the fund. For example, where the fund's security selection has resulted in an overweight or underweight exposure to a particular currency relative to the fund's benchmark, the fund may seek to adjust currency exposure using forward currency exchange contracts.


The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.

While the fund may benefit from foreign currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

OPTIONS ON FOREIGN CURRENCIES

The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation."

The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer or the subadviser determines that there is a pattern of correlation between that currency and the U.S. dollar.

The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

INVESTMENT COMPANY SECURITIES AND REAL ESTATE INVESTMENT TRUSTS

OTHER INVESTMENT COMPANIES

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under one provision of the 1940 Act, a fund may not acquire the securities of another investment company if such purchase would result in (i) 3% or more of the total outstanding voting securities of any one investment company being held by the fund, (ii) 5% or more of the fund's total assets being invested in any one investment company, or (iii) 10% or more of the fund's total assets being invested in securities of other investment companies. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies. In addition, these limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may also invest without limit in money market funds. Investing in other investment companies subjects the fund to the risks of investing in the underlying securities held by those investment companies.

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

EXCHANGE TRADED FUNDS

The fund may invest in exchange traded funds ("ETFs"). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations. Many ETFs have received exemptive orders issued by the Securities and Exchange Commission that would permit the fund to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions.


Certain ETFs, including leveraged ETFs and inverse ETFs, may have embedded leverage. Leveraged ETFs seek to multiply the return of the tracked index (e.g., twice the return) by using various forms of derivative transactions. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. By investing in leveraged ETFs or inverse ETFs, the fund can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.

Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present. In addition, leveraged ETFs and inverse ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF's actual long term returns will be equal to the daily return that the fund seeks to achieve. For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term return of the tracked index. Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of the fund's investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to the fund. An ETF's use of these techniques will make the fund's investment in the ETF more volatile than if the fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in a leveraged ETF or an inverse ETF rather than directly purchasing and/or selling derivative instruments, the fund will limit its potential loss solely to the amount actually invested in the ETF (that is, the fund will not lose more than the principal amount invested in the ETF).


REAL ESTATE INVESTMENT TRUSTS ("REITS")

The fund may invest in REITs. REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.


REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.


REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

DERIVATIVE INSTRUMENTS


DERIVATIVES

The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to increase the fund's return as a non-hedging strategy that may be considered speculative; and to manage the fund's portfolio characteristics (such as a portfolio's duration, credit quality, or currency exposure).

Using derivatives exposes the fund to additional risks and may increase the volatility of the fund's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the fund's portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the fund would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. The fund also may have to sell assets at inopportune times to satisfy its obligations. The fund may not be able to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or may have to sell a portfolio security at a disadvantageous time or price to maintain cover or to segregate securities in connection with its use of derivatives. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the fund for a variety of reasons.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.


OPTIONS ON SECURITIES AND SECURITIES INDICES

The fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.


WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The exercise price may differ from the market price of an underlying security. The fund has the risk of loss that the price of an underlying security may decline during the call period. The risk may be offset to some extent by the premium the fund receives. If the value of the investment does not rise above the call price, it's likely that the call will lapse without being exercised. In that case, the fund would keep the cash premium and the investment. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The fund has no control over when it may be required to purchase the underlying securities. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.


Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall "out-of-the-money", the fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.

PURCHASING CALL AND PUT OPTIONS. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer or the subadviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Pioneer or the subadviser to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as further described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.


FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer or the subadviser, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer or the subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS REGARDING FUTURES CONTRACTS. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.


While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the fund's futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.


If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

EQUITY SWAPS, CAPS, FLOORS AND COLLARS

The fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually-based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually-based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Pioneer or the subadviser is incorrect in its forecast of market values, these investments could negatively impact the fund's performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.

FINANCIAL FUTURES AND OPTIONS TRANSACTIONS. The Commodity Futures Trading Commission ("CFTC") does not limit futures transactions and options thereon by registered investment companies, provided that the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation under the Commodity Exchange Act. As a result, the fund is not restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund, however, has policies with respect to futures and options thereon as set forth herein.

DEBT SECURITIES AND RELATED INVESTMENTS

DEBT SECURITIES SELECTION

In selecting debt securities for the fund, Pioneer or the subadviser gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given the outlook of Pioneer or the subadviser for the equity markets and the fund's liquidity requirements. Once Pioneer or the subadviser determines to allocate a portion of the fund's assets to debt securities, Pioneer or the subadviser generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the fund is investing in such instruments for income or capital gains. Pioneer or the subadviser selects individual securities based on broad economic factors and issuer-specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

DEBT SECURITIES RATING INFORMATION

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See "Appendix A" for a description of rating categories. The fund may invest in debt securities rated "C" or better, or comparable unrated securities as determined by Pioneer or the subadviser.


Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments or the issuers' inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.

For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization downgrades the quality rating assigned to one or more of the fund's portfolio securities, Pioneer or the subadviser will consider what actions, if any, are appropriate in light of the fund's investment objectives and policies including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

U.S. GOVERNMENT SECURITIES


U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since
1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Although the U.S. government has recently provided financial support to FNMA and FHLMC, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed; and (iii) as a result of initiatives introduced in response to the recent financial market difficulties, securities of commercial issuers or financial institutions that qualify for guarantees by U.S. government agencies like the Federal Deposit Insurance Corporation. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

CONVERTIBLE DEBT SECURITIES

The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.


A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instruments. If a convertible security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could result in losses to the fund.

OTHER INVESTMENTS AND INVESTMENT TECHNIQUES

SHORT-TERM INVESTMENTS

For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the fund's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Pioneer or the subadviser to be of equivalent credit quality, the fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.

ILLIQUID SECURITIES

The fund may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of the fund's illiquid securities exceeds this percentage limitation, the fund will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer or the subadviser. Pioneer or the subadviser determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. A repurchase agreement may be considered a loan by the fund collateralized by securities. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on the fund's ability to enter into repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. The fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose and up to 5% of the fund's total assets from banks and other lenders for temporary purposes. The fund will segregate assets in an amount at least equal to the repurchase price of the securities.

SHORT SALES AGAINST THE BOX

The fund may sell securities "short against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.

DOLLAR ROLLS

The fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the fund sells the security becomes insolvent, the fund's right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which the fund is required to repurchase may be worth less than an instrument which the fund originally held. Successful use of dollar rolls will depend upon Pioneer's ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.

ASSET SEGREGATION


The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated. As an alternative to asset segregation, in some instances a fund may "cover" its obligation by holding an offsetting position.


PORTFOLIO TURNOVER


A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. See "Annual Fee, Expense and Other Information" for the fund's annual portfolio turnover rate.


LENDING OF PORTFOLIO SECURITIES

The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral. The fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the cash collateral declines, the fund may take a loss on the loan. Where the fund receives securities as collateral, the fund will earn no income on the collateral, but will earn a fee from the borrower. The fund may not exercise voting rights on loaned securities, but reserves the right to recall loaned securities so that they may be voted according to the fund's Proxy Voting Policies and Procedures.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. Where the collateral delivered by the borrower is cash, the fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. The fund will lend portfolio securities only to firms that have been approved in advance by Pioneer, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect the fund from loss. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

INTERFUND LENDING

To satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may enter into lending agreements ("Interfund Lending Agreements") under which the fund would lend money and borrow money for temporary purposes directly to and from another Pioneer fund through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order granted to the funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Pioneer fund, the fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1/3% of its total assets.

No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund's net assets at the time of the loan. A fund's Interfund Loans to any one fund shall not exceed 5% of the lending fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When the fund enters into when-issued or delayed delivery transactions it will segregate liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the Pioneer funds' portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable federal securities laws and regulations and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other separate accounts and unregistered products that have substantially similar investment strategies to those of another Pioneer fund, and therefore portfolio holdings that may be substantially similar, and in some cases nearly identical, to such fund, these policies and procedures only relate to the disclosure of portfolio information of the Pioneer funds that are registered management companies. Separate account and unregistered product clients are not subject to these policies and procedures. Separate account and unregistered product clients of Pioneer have access to their portfolio holdings, and prospective clients have access to representative holdings.

Generally, Pioneer will make a fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish a fund's full portfolio holdings thirty (30) days after the end of each month (this time period may be different for certain funds). Such information shall be made available on the funds' website (www.pioneerinvestments.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding a fund's top ten holdings (including the percentage of a fund's assets represented by each security), the percentage breakdown of a fund's investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.

Pioneer may provide a fund's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating a fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). The third party must agree to a limited use of that information which does not conflict with the interests of the fund's shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer's compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board of Trustees will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of a fund.

Currently, Pioneer, on behalf of the Pioneer funds, has ongoing arrangements whereby the following entities may receive a fund's full portfolio holdings or other information prior to the date such information is made public:
Metropolitan Life Insurance Company (within 30 days after month end for board materials and advance preparation of marketing materials); Roszel Advisors (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Oppenheimer & Co. (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); UBS (within 15 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Ibbotson Associates Advisors LLC (as needed to select Pioneer funds for the Pioneer-Ibbotson fund of funds products); Beacon Pointe Advisors (as needed for quarterly review of certain Pioneer funds); and Commonwealth Financial Network (within 30 days after month end for internal risk analysis); Hartford Retirement Services, LLC (as needed for internal risk analysis); Transamerica Life Insurance Company (as needed for internal performance and risk analysis); TIBCO Software Inc./Spotfire Division (as needed to evaluate and develop portfolio reporting software); Curcio Webb, LLC (as needed for evaluation and research purposes); Fidelity Investments (as needed to evaluate Pioneer funds); Egan Jones Ratings Company (as needed in order to evaluate and select Nationally Recognized Statistical Rating Organizations (NRSROs)); and DBRS Limited (as needed in order to evaluate and select NRSROs).


Compliance with the funds' portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund's statement of additional information.

The funds' portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the funds' custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the funds, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of a fund's portfolio holdings information.


In addition, the funds make their portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws. Form N-Q is filed with the SEC within sixty (60) days after the end of a fund's first and third fiscal quarters. Form N-CSR is filed with the SEC within ten (10) days after the transmission to shareholders of a fund's annual or semi-annual report, as applicable.


INVESTMENT RESTRICTIONS


FUNDAMENTAL INVESTMENT POLICIES. The fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:


1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or

2.   more than 50% of the outstanding shares of the fund.

The fund's fundamental policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not make any investment if, as a result, the fund's investments will be concentrated in any one industry.


With respect to the fundamental policy relating to borrowing money set forth in
(1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose, and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes (the fund's total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund's investment portfolio is known as "leveraging." Borrowing, especially when used for leverage, may cause the value of a fund's shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund's net investment income in any given period. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.


A fund may pledge its assets and guarantee the securities of another company without limitation, subject to the fund's investment policies (including the fund's fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the fund's policies on senior securities. If the fund were to pledge its assets, the fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the fund's Board and Pioneer regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff's position on this issue has changed.


With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund's underwriting commitments, when added to the value of the fund's investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund's manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund has obtained exemptive relief from the SEC to make short-term loans to other Pioneer funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed in this Statement of Additional Information under "Interfund Lending". The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending, however no lending activity is without risk. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, "senior securities" are defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose. A fund also may borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund's outstanding shares through leveraging. Leveraging of a fund's portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund's net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in
(7) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC staff has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; with respect to tax-exempt funds that invest 80% of their assets in tax-exempt securities, securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the fund may rely upon available industry classifications. As of the date of the SAI, the fund relies on the MSCI Global Industry Classification Standard (GICS) classifications.

The fund's fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

NON-FUNDAMENTAL INVESTMENT POLICY. The following policy is non-fundamental and may be changed by a vote of the Board of Trustees without approval of shareholders.


The fund may not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other Pioneer funds, in each case without being subject to the limitations discussed above under "Other Investment Companies" so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G). The fund has adopted this non-fundamental policy in order that the fund may be a permitted investment of the series of Pioneer Ibbotson Asset Allocation Series and Pioneer Ibbotson Asset Allocation Series VCT Portfolios, which invest all of their assets in other investment companies. If the series of Pioneer Ibbotson Asset Allocation Series or Pioneer Ibbotson Asset Allocation Series VCT Portfolios do not invest in the fund, then this non-fundamental restriction will not apply.


DIVERSIFICATION

The fund is currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of the fund's total assets, (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.

3.   TRUSTEES AND OFFICERS


The fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

                                            TERM OF OFFICE                                         OTHER DIRECTORSHIPS HELD BY
NAME, AGE AND            POSITION HELD       AND LENGTH OF                                           TRUSTEE DURING PAST FIVE
ADDRESS                  WITH THE FUND          SERVICE              PRINCIPAL OCCUPATION                     YEARS
--------------------  ------------------  ------------------  ----------------------------------  -----------------------------
INTERESTED TRUSTEES:
John F. Cogan, Jr.    Chairman of the     Trustee since       Non-Executive Chairman and a        None
(84)*                 Board, Trustee      2003. Serves until  Director of Pioneer Investment
                      and President       a successor         Management USA Inc. ("PIM-USA");
                                          trustee is elected  Chairman and a Director of
                                          or earlier          Pioneer; Chairman and Director
                                          retirement or       of Pioneer Institutional Asset
                                          removal.            Management, Inc. (since 2006);
                                                              Director of Pioneer Alternative
                                                              Investment Management Limited
                                                              (Dublin); President and a
                                                              Director of Pioneer Alternative
                                                              Investment Management (Bermuda)
                                                              Limited and affiliated funds;
                                                              Deputy Chairman and a Director
                                                              of Pioneer Global Asset
                                                              Management S.p.A. ("PGAM")
                                                              (until April 2010); Director of
                                                              PIOGLOBAL Real Estate Investment
                                                              Fund (Russia) (until June 2006);
                                                              Director of Nano-C, Inc. (since
                                                              2003); Director of Cole
                                                              Management Inc. (since 2004);
                                                              Director of Fiduciary
                                                              Counseling, Inc.; President and
                                                              Director of Pioneer Funds
                                                              Distributor, Inc. ("PFD") (until
                                                              May 2006); President of all of
                                                              the Pioneer Funds; and Of
                                                              Counsel, Wilmer Cutler Pickering
                                                              Hale and Dorr LLP

Daniel K.             Trustee and         Trustee since       Director, CEO and President of      None
Kingsbury (52)*       Executive Vice      2007. Serves until  PIM-USA (since February 2007);
                      President           a successor         Director and President of
                                          trustee is elected  Pioneer and Pioneer Institutional
                                          or earlier          Asset Management, Inc. (since
                                          retirement or       February 2007); Executive Vice
                                          removal.            President of all of the Pioneer
                                                              Funds (since March 2007); Director
                                                              of PGAM (2007-2010); Head of New
                                                              Europe Division, PGAM (2000-2005);
                                                              Head of New Markets Division, PGAM
                                                              (2005-2007)

INDEPENDENT TRUSTEES:

David R. Bock (67)    Trustee             Trustee since       Managing Partner, Federal City      Director of Enterprise
                                          2005. Serves until  Capital Advisors (corporate         Community Investment, Inc.
                                          a successor         advisory services company)          (privately-held affordable
                                          trustee is elected  (1997-2004 and 2008-present);       housing finance company)
                                          or earlier          Interim Chief Executive Officer,    (1985-2010); Director of
                                          retirement or       Oxford Analytica, Inc.              Oxford Analytica, Inc.
                                          removal.            (privately-held research and        (2008-present); Director of
                                                              consulting company) (2010);         The Swiss Helvetia Fund,
                                                              Executive Vice President and        Inc. (closed-end fund)
                                                              Chief Financial Officer, I-trax,    (2010-present); Director of
                                                              Inc. (publicly traded health        New York Mortgage Trust
                                                              care services company)              (publicly-traded mortgage
                                                              (2004-2007); Executive Vice         REIT) (2004-2009)
                                                              President and Chief Financial
                                                              Officer, Pedestal Inc.
                                                              (internet-based mortgage trading
                                                              company (2000-2002)

Mary K. Bush (62)     Trustee             Trustee since       Chairman, Bush International,       Director of Marriott
                                          2003. Serves until  LLC (international financial        International, Inc.
                                          a successor         advisory firm) (1991-present);      (2008-present); Director of
                                          trustee is elected  Senior Managing Director, Brock     Discover Financial Services
                                          or earlier          Capital Group, LLC (strategic       (credit card issuer and
                                          retirement or       business advisors)                  electronic payment
                                          removal.            (2010-present); Managing            services) (2007-present);
                                                              Director, Federal Housing           Former Director of Briggs &
                                                              Finance Board (oversight of         Stratton Co. (engine
                                                              Federal Home Loan Bank system)      manufacturer) (2004-2009);
                                                              (1989-1991); Vice President and     Former Director of UAL
                                                              Head of International Finance,      Corporation (airline
                                                              Federal National Mortgage           holding company)
                                                              Association (1988-1989); U.S.       (2006-2010); Director of
                                                              Alternate Executive Director,       ManTech International
                                                              International Monetary Fund         Corporation (national
                                                              (1984-1988); Executive Assistant    security, defense, and
                                                              to Deputy Secretary of the U.S.     intelligence technology
                                                              Treasury, U.S. Treasury             firm) (2006-present);
                                                              Department (1982-1984); Vice        Member, Board of Governors,
                                                              President and Team Leader in        Investment Company
                                                              Corporate Banking, Bankers Trust    Institute (2007-present);
                                                              Co. (1976-1982)                     Member, Board of Governors,
                                                                                                  Independent Directors
                                                                                                  Council (2007-present);
                                                                                                  Former Director of Brady
                                                                                                  Corporation (2000-2007);
                                                                                                  Former Director of Mortgage
                                                                                                  Guaranty Insurance
                                                                                                  Corporation (1991-2006);
                                                                                                  Former Director of
                                                                                                  Millennium Chemicals, Inc.
                                                                                                  (commodity chemicals)
                                                                                                  (2002-2005); Former
                                                                                                  Director, R.J. Reynolds
                                                                                                  Tobacco Holdings, Inc.
                                                                                                  (tobacco) (1999-2005);
                                                                                                  Former Director of Texaco,
                                                                                                  Inc. (1997-2001)

Benjamin M. Friedman  Trustee             Trustee since       William Joseph Maier Professor      Trustee, Mellon
(66)                                      2008. Serves until  of Political Economy, Harvard       Institutional Funds
                                          a successor         University (1972-present)           Investment Trust and Mellon
                                          trustee is elected                                      Institutional Funds Master
                                          or earlier                                              Portfolio (oversaw 17
                                          retirement or                                           portfolios in fund complex)
                                          removal.                                                (1989-2008)

Margaret B.W. Graham  Trustee             Trustee since       Founding Director, Vice-President   None
(63)                                      2003. Serves until  and Corporate Secretary, The
                                          a successor         Winthrop Group, Inc. (consulting
                                          trustee is elected  firm) (1982-present); Desautels
                                          or earlier          Faculty of Management, McGill
                                          retirement or       University (1999-present); and
                                          removal.            Manager of Research Operations
                                                              and Organizational Learning,
                                                              Xerox PARC, Xerox's Advance
                                                              Research Center (1990-1994)

Thomas J. Perna (60)  Trustee             Trustee since       Chief Executive Officer,            Director, Broadridge
                                          2006. Serves until  Quadriserv, Inc. (technology        Financial Solutions, Inc.
                                          a successor         products for securities lending     (investor communications
                                          trustee is elected  industry) (2008-present);           and securities processing
                                          or earlier          Private investor (2004-2008);       provider for financial
                                          retirement or       and Senior Executive Vice           services industry)
                                          removal.            President, The Bank of New York     (2009-present); Director,
                                                              (financial and securities           Quadriserv, Inc.
                                                              services) (1986-2004)               (2005-present)

Marguerite A. Piret   Trustee             Trustee since       President and Chief Executive       Director of New America
(62)                                      2003. Serves until  Officer, Newbury, Piret &           High Income Fund, Inc.
                                          a successor         Company, Inc. (investment           (closed-end investment
                                          trustee is elected  banking firm) (1981-present)        company) (2004-present);
                                          or earlier                                              Member, Board of Governors,
                                          retirement or                                           Investment Company
                                          removal.                                                Institute (2000-2006)

FUND OFFICERS:

                                                                                                  OTHER DIRECTORSHIPS HELD BY
                                                                                                  THIS OFFICER

Christopher J.        Secretary           Since 2010. Serves  Vice President and Associate        None
Kelley (46)                               at the discretion   General Counsel of Pioneer since
                                          of the Board        January 2008 and Secretary of
                                                              all of the Pioneer Funds since
                                                              June 2010; Assistant Secretary of
                                                              all of the Pioneer Funds from
                                                              September 2003 to May 2010; Vice
                                                              President and Senior Counsel of
                                                              Pioneer from July 2002 to December
                                                              2007

Carol B. Hannigan     Assistant           Since 2010. Serves  Fund Governance Director of         None
(50)                  Secretary           at the discretion   Pioneer since December 2006 and
                                          of the Board        Assistant Secretary of all the
                                                              Pioneer Funds since June 2010;
                                                              Manager-Fund Governance of
                                                              Pioneer from December 2003 to
                                                              November 2006; Senior Paralegal
                                                              of Pioneer from January 2000 to
                                                              November 2003.

Thomas Reyes (48)     Assistant           Since 2010. Serves  Counsel of Pioneer since June       None
                      Secretary           at the discretion   2007 and Assistant Secretary of
                                          of the Board        all the Pioneer Funds since June
                                                              2010; Vice President and Counsel
                                                              at State Street Bank from
                                                              October 2004 to June 2007

Mark E. Bradley       Treasurer           Since 2008. Serves  Vice President-Fund Accounting,     None
(51)                                      at the discretion   Administration and Controllership
                                          of the Board        Services of Pioneer; and Treasurer
                                                              of all of the Pioneer Funds since
                                                              March 2008; Deputy Treasurer of
                                                              Pioneer from March 2004 to
                                                              February 2008; Assistant Treasurer
                                                              of all of the Pioneer Funds from
                                                              March 2004 to February 2008; and
                                                              Treasurer and Senior Vice
                                                              President, CDC IXIS Asset
                                                              Management Services from 2002 to
                                                              2003

Luis I. Presutti      Assistant           Since 2003. Serves  Assistant Vice President - Fund     None
(45)                  Treasurer           at the discretion   Accounting, Administration and
                                          of the Board        Controllership Services of
                                                              Pioneer; and Assistant Treasurer
                                                              of all of the Pioneer Funds

Gary Sullivan (52)    Assistant           Since 2003. Serves  Fund Accounting Manager - Fund      None
                      Treasurer           at the discretion   Accounting, Administration and
                                          of the Board        Controllership Services of
                                                              Pioneer; and Assistant Treasurer
                                                              of all of the Pioneer Funds

David F. Johnson      Assistant           Since 2009. Serves  Fund Administration Manager -       None
(31)                  Treasurer           at the discretion   Fund Accounting, Administration
                                          of the Board        and Controllership Services
                                                              since November 2008 and
                                                              Assistant Treasurer of all of
                                                              the Pioneer Funds since January
                                                              2009; Client Service Manager -
                                                              Institutional Investor Services
                                                              at State Street Bank from March
                                                              2003 to March 2007

Jean M. Bradley       Chief Compliance    Since 2010. Serves  Chief Compliance Officer of         None
(58)                  Officer             at the discretion   Pioneer and of all the Pioneer
                                          of the Board        since March 2010; Director
                                                              of Adviser and Portfolio
                                                              Compliance at Pioneer since
                                                              October 2005; Senior Compliance
                                                              Officer for Columbia Management
                                                              Advisers, Inc. from October 2003
                                                              to October 2005



* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.

The Board of Trustees is responsible for overseeing the fund's management and operations. The Chairman of the Board is the principal executive officer of the fund and an Interested Trustee. Independent Trustees constitute 75% of the Board. During the most recent fiscal year, the Board of Trustees held 7 meetings. Each Trustee attended at least 75% of such meetings.

The Trustees were selected to join the Board based upon the following as to each Board member: such person's character and integrity; such person's willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an "interested person" as defined under the 1940 Act; and, as to each of Mr. Cogan and Mr. Kingsbury, his association with Pioneer. Each of the Independent Trustees also was selected to join the Board based on the criteria and principles set forth in the Nominating Committee Charter. In evaluating a Trustee's prospective service on the Board, the Trustee's experience in, and ongoing contributions toward, overseeing the fund's business as a Trustee also are considered. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Bock, accounting, financial, business and public company experience as a chief financial officer and an executive officer and experience as a board member of other organizations; Ms. Bush, banking, financial, governmental, international and entrepreneurial experience as an executive and experience as a board member of other organizations; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Ms. Graham, academic leadership, experience in business, finance and management consulting; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Ms. Piret, accounting, financial and entrepreneurial experience as an executive, valuation experience and investment company board experience; and each of Mr. Cogan and Mr. Kingsbury, investment management experience as an executive and leadership roles with Pioneer and its affiliates. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the fund.

The Trust's Amended and Restated Agreement and Declaration of Trust provides that the appointment, designation (including in any proxy or registration statement or other document) of a Trustee as an expert on any topic or in any area, or as having experience, attributes or skills in any area, or any other appointment, designation or identification, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated, or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.

The Board of Trustees has five standing committees: the Governance Committee, the Audit Committee, the Nominating Committee, the Policy Administration Committee and the Valuation Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees. The Board currently does not have a lead Independent Trustee.

The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board has determined that delegation to the committees of specified oversight responsibilities helps ensure that the fund has effective and independent governance and oversight. The Board further has determined that its leadership structure is appropriate given Pioneer's role with respect to the fund's investment and business operations. The Board also believes that its leadership structure, as aided by the Chairman's experience and capabilities, serves to facilitate the orderly and efficient flow of information to the Independent Trustees from management and otherwise enhance the Board's oversight role.

During the most recent fiscal year, the Governance, Audit, Nominating, Policy Administration, and Valuation Committees held 14, 7, 0, 5 and 5 meetings, respectively.

GOVERNANCE COMMITTEE: David R. Bock, Mary K. Bush, Benjamin M. Friedman, Margaret B.W. Graham (Chair), Thomas J. Perna and Marguerite A. Piret.

The Governance Committee is comprised of all of the Independent Trustees. The Governance Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the fund's advisory agreement and other related party contracts. The Governance Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.

From time to time, the Governance Committee considers the composition and number of Trustees appropriate to be carrying out their responsibilities. When the Governance Committee determines that the Board should consider an additional Trustee or Trustees, the Nominating Committee is charged with identifying and evaluating potential Independent Trustee candidates with experience, qualifications, attributes and skills contemplated by the Nominating Committee Charter. From time to time, the Governance Committee also has added as specific criteria experience or skills that the Governance Committee believed, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of anticipated retirements, changing business conditions and regulatory or other developments, would maintain or enhance the effectiveness of the Independent Trustees' oversight of the fund's affairs.

AUDIT COMMITTEE: David R. Bock (Chair), Benjamin M. Friedman and Marguerite A. Piret.

The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the fund, oversees the quality and integrity of the fund's financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the fund's independent registered public accounting firm, reviews and evaluates the accounting firm's qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the fund's accounting firm and all permissible non-audit services provided by the fund's accounting firm to Pioneer and any affiliated service providers of the fund if the engagement relates directly to the fund's operations and financial reporting.

NOMINATING COMMITTEE: Mary K. Bush (Chair), Benjamin M. Friedman, Margaret B.W. Graham and Marguerite A. Piret.

The Nominating Committee screens potential candidates for Independent Trustees. The Nominating Committee does not have a formal policy for considering trustee nominees submitted by the fund's shareholders. Nonetheless, the Nominating Committee may, on an informal basis, consider any shareholder recommendations of nominees that it receives. The Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Nominating Committee will consider the following factors, among any others that it may deem relevant:

     . whether the person has a reputation for integrity, honesty and adherence to high ethical standards;

     . whether the person has demonstrated business acumen and ability to exercise sound judgment in matters that relate to the objectives of the fund and whether the person is willing and able to contribute positively to the decision-making process of the fund;

     . whether the person has a commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the fund and the responsibilities of a trustee of an investment company;

     . whether the person has the ability to understand the sometimes conflicting interests of the various constituencies of the fund and to act in the interests of all shareholders; and

     . whether the person has a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee.

POLICY ADMINISTRATION COMMITTEE: Mary K. Bush, Margaret B.W. Graham, and Thomas
J. Perna (Chair).

The Policy Administration Committee, among other things, oversees and monitors the fund's compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the fund's internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the fund's policies and procedures.

VALUATION COMMITTEE: David R. Bock, Benjamin M. Friedman and Marguerite A. Piret (Chair).

The Valuation Committee, among other things, determines with Pioneer the value of securities under certain circumstances and considers other matters with respect to the valuation of securities, in each case in accordance with the fund's valuation procedures.

OVERSIGHT OF RISK MANAGEMENT

Consistent with its responsibility for oversight of the fund in the interests of shareholders, the Board of Trustees oversees risk management of the fund's investment management and business operations. In performing this oversight function, the Board considers various risks and risk management practices relating to the fund. The Board has delegated certain aspects of its risk oversight responsibilities to the committees.

The fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund. Under the overall supervision of the Board or the applicable committee of the Board, the fund, or Pioneer, the fund's sub-adviser, and the affiliates of Pioneer and the fund's sub-adviser, or other service providers to the fund employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund's and Pioneer's chief compliance officer and Pioneer's chief risk officer and director of internal audit, as well as various personnel of the sub-adviser and other service providers such as the fund's independent registered public accounting firm, make periodic reports to the applicable committee or to the

Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information. Most of the fund's investment management and business operations are carried out by or through Pioneer, its affiliates, the fund's sub-adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. The Trustees recognize that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund's goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the fund or Pioneer and its affiliates or other service providers. As a result of the foregoing and other factors, the fund's ability to manage risk is subject to substantial limitations.

In addition, it is important to note that the fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

COMPENSATION OF OFFICERS AND TRUSTEES

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under "Annual Fees, Expense and Other Information-Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

..    each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

..    the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

..    the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses these funds for the fees paid to the Interested Trustees.

See "Compensation of Officers and Trustees" in "Annual Fee, Expense and Other Information."

SALES LOADS

The fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.

OTHER INFORMATION


The Amended and Restated Agreement and Declaration of Trust provides that no Trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Amended and Restated Agreement and Declaration of Trust requires the fund to indemnify each Trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended and Restated Agreement and Declaration of Trust extends to Trustees, officers and employees of the fund the full protection from liability that the law allows.


SHARE OWNERSHIP. See "Annual Fee, Expense and Other Information" for information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.


PROXY VOTING POLICIES. Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners without charge at http://www.pioneerinvestments.com and on the SEC's website at http://www.sec.gov. The fund's proxy voting policies and procedures are attached as "Appendix B."

4.   INVESTMENT ADVISER


The fund has entered into an amended and restated management agreement (hereinafter, the "management contract") with Pioneer, effective July 1, 2008, pursuant to which Pioneer acts as the fund's investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredit. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredit's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.


Pioneer has engaged Oak Ridge Investments, LLC (as defined above "Oak Ridge" or the "subadviser") to act as the fund's subadviser. As the fund's investment adviser, Pioneer oversees the fund's operations and supervises Oak Ridge, which is responsible for the day-to-day management of the fund's portfolio (see "Investment Subadviser" below). Except as otherwise provided under "Investment Subadviser" below, Pioneer also maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act. Pursuant to the management contract, Pioneer assumes no responsibility other than to render the services called for under the management contract, in good faith, and Pioneer will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the fund. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract. The management contract requires Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the management contract, and except as specifically stated therein, Pioneer is not responsible for any of the fund's ordinary and extraordinary expenses.

ADVISORY FEE. As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.85% of the fund's average daily net assets up to $1 billion and 0.80% on assets over $1 billion. The fee is accrued daily and paid monthly.


EXPENSE LIMIT. Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, and brokerage commissions) to the extent required to reduce fund expenses to 1.40%, 2.30%, and 2.30% of the average daily net assets attributable to Class A, Class B, and Class C shares, respectively. Class Y shares do not have an expense limitation. These expense limitations are in effect through April 1, 2012. There can be no assurance that Pioneer will extend the expense limitation beyond April 1, 2012. While in effect, the arrangement may be terminated for a class only by agreement of Pioneer and the Board of Trustees.

INVESTMENT SUBADVISER. As described in the prospectus, Oak Ridge serves as the fund's investment subadviser with respect to a portion of the fund's assets that Pioneer designates from time to time. With respect to the current fiscal year, Pioneer anticipates that it will designate Oak Ridge as being responsible for the management of all of the fund's assets, with the exception of the fund's cash balances, which will be invested by Pioneer. Oak Ridge will, among other things, continuously review and analyze the investments in the fund's portfolio and, subject to the supervision of Pioneer, manage the investment and reinvestment of the fund's assets, with the exception of the fund's cash balances, which will be invested by Pioneer. Oak Ridge, a Delaware limited liability company, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Oak Ridge was established in 1989 and had approximately $2.9 billion in assets under management as of December 31, 2010. Oak Ridge's principal place of business is located at 10 South LaSalle Street, Chicago, IL 60603. On January 3, 2005, PIM-USA acquired a 49% ownership interest in Oak Ridge from the existing members of Oak Ridge. As part of the acquisition, PIM-USA also obtained the right to purchase from the existing members of Oak Ridge (i) an additional 11% ownership interest in Oak Ridge two years from the date on which the acquisition is consummated, and (ii) the remaining ownership interest 12 years from the date on which the acquisition is consummated. Consequently, the acquisition provided PIM-USA the right to own 100% of Oak Ridge over time. PIM-USA had not exercised such rights as of the date of this statement of additional information. PIM-USA is the direct parent of Pioneer.


Pioneer and Oak Ridge have entered into a subadvisory contract, dated as of January 3, 2005, pursuant to which Oak Ridge has agreed, among other things, to:

     . comply with the provisions of the fund's Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objectives, policies and restrictions of the fund;

     . cause the fund to comply with the requirements of Subchapter M of the Code for qualification as a regulated investment company;

     . comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;

     . be responsible for voting proxies and acting on other corporate actions as may be requested by Pioneer;

     . maintain separate books and detailed records of all matters pertaining to the portion of the fund's assets advised by Oak Ridge required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided hereunder with respect to the fund;

     . ensure that its Access Persons comply in all respects with Oak Ridge's Code of Ethics, as in effect from time to time; and

     .    furnish reports to the Trustees and Pioneer.

SUBADVISORY FEE. For its services, Oak Ridge is entitled to a subadvisory fee from Pioneer at an annual rate of the fund's average daily net assets as set forth below. The fee will be paid monthly in arrears. The fund does not pay a fee to Oak Ridge.

PIONEER OAK RIDGE SMALL CAP GROWTH FUND ASSETS                     RATE
----------------------------------------------                     ----
First $250 Million                                                 0.50%
Greater than $250 Million and less than or equal to $500 Million   0.45%
Greater than $500 Million and less than or equal to $750 Million   0.40%
Greater than $750 Million                                          0.35%

Pioneer has received an order from the SEC that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser.

The Trustees' approval of and the terms, continuance and termination of the subadvisory contract are governed by the 1940 Act. Pursuant to the subadvisory contract, the subadviser will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of the subadviser. The subadviser, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the subadvisory contract. The subadvisory agreement terminates if assigned and may be terminated without penalty upon not more than 60 days' nor less than 30 days' written notice to the other party or by vote of a majority of the fund's outstanding voting securities.

See the tables in "Annual Fee, Expense and Other Information" for management fees and investment sub-advisory fees paid during recently completed fiscal years.

ADMINISTRATION AGREEMENT. The fund has entered into an amended and restated administration agreement with Pioneer, effective July 1, 2008, pursuant to which Pioneer continues to act as the fund's administrator, performing certain accounting, administration and legal services for the fund. Pioneer is reimbursed for its cost of providing such services. The cost of providing these services is based on direct costs and costs of overhead, subject to review by the Board of

Trustees. See "Annual Fee, Expense and Other Information" for fees the fund paid to Pioneer for administration and related services.

Under the terms of the amended and restated administration agreement with the fund, Pioneer pays or reimburses the fund for expenses relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any; (m) fees payable by the fund under management agreements and the administration agreement; and (n) extraordinary expenses. The fund shall also assume and pay any expense that the fund, Pioneer or any other agent of the fund may incur not listed above, and that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.

POTENTIAL CONFLICTS OF INTEREST. The fund is managed by Pioneer and the subadviser, each of which also serves as investment advisers to other mutual funds and other accounts (including separate accounts and unregistered products) including other Pioneer funds, with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund and these other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the accounts managed by Pioneer or the subadviser, including the fund, seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer or the subadviser decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other mutual funds or private accounts managed by Pioneer or the subadviser may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

PERSONAL SECURITIES TRANSACTIONS. The fund, Pioneer, PFD and the subadviser have each adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees, including, in the case of Pioneer's code, designated employees of PIML. Each code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. Each code is on public file with and available from the SEC.

5.   PRINCIPAL UNDERWRITER AND DISTRIBUTION PLAN

PRINCIPAL UNDERWRITER

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.

The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plan (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A shares.

See the tables under "Annual Fee, Expense and Other Information" for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A and Class C shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Pioneer's discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution.


DISTRIBUTION PLAN. The fund has adopted a distribution plan (the "Distribution Plan") pursuant to Rule l2b-1 under the 1940 Act with respect to its Class A, Class B, Class C, and Class R shares. The fund has not adopted a distribution plan with respect to its Class Y shares.


For each Class that has adopted a Distribution Plan, fees under the Distribution Plan may be used to make payments to one or more principal underwriters, broker-dealers, financial intermediaries (which may include banks) and other parties that enter into a distribution, selling or service agreement with respect to the shares of such Class (each of the foregoing, a "Service Party"). The fund, its principal underwriter or other parties also may incur expenses in connection with the distribution or marketing and sales of the fund's shares that may be paid or reimbursed by the fund. The aggregate amount in respect of such fees and expenses with respect to each Class shall be the amount calculated at a percentage per annum of the average daily net assets attributable to such Class as set forth below:

 CLASS    APPLICABLE PERCENTAGE PER ANNUM
-------   -------------------------------
Class A                0.25%
Class B                1.00%
Class C                1.00%

Payments are made under the Distribution Plan for distribution services and other activities in respect of the sale of shares of the fund and to make payments for advertising, marketing or other promotional activity, and for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to Service Parties under the Distribution Plan for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided; provided, however, that the fees paid to a recipient with respect to a particular Class that may be used to cover expenses primarily intended to result in the sale of shares of that Class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under the Financial Industry Regulatory Authority ("FINRA") Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

The Distribution Plan also provides that the Service Parties may receive all or a portion of any sales charges paid by investors.

The Distribution Plan permits the fund to pay fees to the Service Parties as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Distribution Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit.

The fund may pay the fees to the Service Parties until the Distribution Plan or any related distribution agreement is terminated or not renewed. In that event, a Service Party's expenses in excess of fees received or accrued through the termination date will be such Service Party's sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Distribution Plan for the fund, the Trustees will review the Distribution Plan and the expenses for each Class within the fund separately. The fund may participate in joint distribution activities with other Pioneer funds. The costs associated with such joint distribution activities are allocated to a fund based on the number of shares sold.

The Distribution Plan also recognizes that Pioneer, PFD or any other Service Party may make payments for distribution-related expenses out of its own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the Service Parties may from time to time use their own resources for distribution-related services, in addition to the fees paid under the Distribution Plan. The Distribution Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Distribution Plan but not subject to the maximum amounts set forth above.

Under its terms, the Distribution Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan. The Distribution Plan may not be amended to increase materially the amount of the service and distribution fees without shareholder approval, and all material amendments of the Distribution Plan also must be approved by the Trustees, including all of the Independent Trustees, in the manner described above. The Distribution Plan may be terminated with respect to a Class of the fund at any time, without penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of such Class of the fund (as defined in the 1940 Act).

See "Annual Fee, Expense and Other Information" for fund expenses under the Distribution Plan paid to PFD for the most recently completed fiscal year.

CLASS B SHARES. PFD pays the selling broker-dealer a commission on the sale of Class B shares equal to 3.75% of the amount invested. This commission is paid at the time of sale of the Class B shares. In order to be entitled to a commission, the selling broker-dealer must have entered into a sales agreement with PFD. Since PFD pays commissions to broker-dealers at the time of the sale of Class B shares but only receives compensation for such expenses over time through the distribution fee and CDSC, PFD may finance the payment of commissions to broker-dealers. In order to facilitate such financing, the fund has agreed that the distribution fee attributable to the Class B shares will not be terminated or modified (including a modification in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares (or the assets attributable to the Class B shares):

     .    issued prior to the date of any termination or modification;

     . attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification; or

     . issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification.

The foregoing limitation does not apply to Class B shares issued after the termination or modification. The foregoing limitation on terminating or modifying the distribution fee attributable to the Class B shares also does not apply to a termination or modification:

     . to the extent required by a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of FINRA or an order of any court or governmental agency, in each case enacted, issued or promulgated after September 30, 1998;

     . if the fund (or any successor) terminates the Distribution Plan and all payments under the Distribution Plan and neither the fund (nor any successor) establishes another class of shares which has substantially similar characteristics to the Class B shares of the fund; or

     . at any time by the Board of Trustees. However, the Board of Trustees may terminate or modify the Class B Plan only if the fund and Pioneer agree that none of the fund, PFD or any of their affiliates will pay, after the date of termination or modification, a service fee with respect to the fund's Class B shares and the termination or modification of the distribution fee applies equally to all Class B shares outstanding from time to time.

In the underwriting agreement, the fund agrees that subsequent to the issuance of a Class B share, the fund will not waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B share, except:

     . as provided in the fund's prospectus or statement of additional information; or

     . as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of FINRA or any order of any court or governmental agency.

PFD pays a service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholders for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares. PFD may from time to time require that dealers, in addition to providing these services, meet certain criteria in order to receive service fees.

At the time of the sale of a Class B share, PFD also may advance to the broker-dealer, from PFD's own assets, the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. If such an advance is made, the broker-dealer would not receive any further service fee until the 13th month following the purchase of Class B shares. As compensation for advancing the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

CLASS C SHARES. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

6.   SHAREHOLDER SERVICING/TRANSFER AGENT

The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PIMSS receives an annual fee of $24.75 for each shareholder account from the fund as compensation for the services described above. PIMSS is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.

7.   CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

8.   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, the fund's independent registered public accounting firm, provides audit services, tax return review services, and assistance and consultation with respect to filings with the SEC.

9.   PORTFOLIO MANAGEMENT

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2010. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


                                                                        NUMBER OF
                                                                     ACCOUNTS MANAGED     ASSETS MANAGED
                                       NUMBER OF                        FOR WHICH           FOR WHICH
NAME OF PORTFOLIO                       ACCOUNTS    TOTAL ASSETS     ADVISORY FEE IS     ADVISORY FEE IS
MANAGER             TYPE OF ACCOUNT     MANAGED        MANAGED      PERFORMANCE-BASED   PERFORMANCE-BASED
-----------------   ----------------   ---------   --------------   -----------------   -----------------
David M. Klaskin    Other Registered         1     $  163,000,000           N/A                N/A
                    Investment
                    Companies

                    Other Pooled             0                  0           N/A                N/A
                    Investment
                    Vehicles

                    Other Accounts       5,113     $1,795,000,000           N/A                N/A



                                                                        NUMBER OF
                                                                     ACCOUNTS MANAGED     ASSETS MANAGED
                                       NUMBER OF                        FOR WHICH           FOR WHICH
NAME OF PORTFOLIO                       ACCOUNTS    TOTAL ASSETS     ADVISORY FEE IS     ADVISORY FEE IS
MANAGER             TYPE OF ACCOUNT     MANAGED        MANAGED      PERFORMANCE-BASED   PERFORMANCE-BASED
-----------------   ----------------   ---------   --------------   -----------------   -----------------
Robert G. McVicker  Other Registered         1     $  163,000,000           N/A                N/A
                    Investment
                    Companies

                    Other Pooled             0                  0           N/A                N/A
                    Investment
                    Vehicles

                    Other Accounts       5,113     $1,795,000,000           N/A                N/A


POTENTIAL CONFLICTS OF INTEREST. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. The fund's investment subadviser also has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each situation in which a conflict might arise. See "Compensation of Portfolio Managers" below.

     . A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

     . A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

     . A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

     . A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

     . If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION OF PORTFOLIO MANAGERS. For the current fiscal year of the fund, each portfolio manager receives a base salary which is expected to constitute a substantial portion of their annual compensation for research and management of the fund and the other Oak Ridge accounts which they manage. Bonuses are awarded based in large part on the profitability of Oak Ridge (as described below). To the extent there are greater or fewer assets held in the fund as a result of performance, this would impact the portfolio management fees Oak Ridge would receive for managing the fund and thus, likely, its profitability. However, the compensation of the portfolio managers is not tied directly to the performance of the fund. Each of the portfolio managers is also a partial owner of Oak Ridge and as such the profitability of Oak Ridge also would have a corresponding proportional impact on the return, if any, received for their ownership of Oak Ridge.

For David M. Klaskin, a bonus may be paid if Oak Ridge is sufficiently profitable, at various levels of Oak Ridge revenue, and that bonus is expected to be paid on a formula basis based upon those two factors. For Robert G. McVicker, a bonus may be paid on a discretionary basis by Oak Ridge if Oak Ridge is sufficiently profitable overall, although factors in determining such bonus would include the efforts expended, results achieved overall and other typical characteristics used to evaluate executive contributions to a firm such as Oak Ridge.


SHARE OWNERSHIP BY PORTFOLIO MANAGERS. The following table indicates as of November 30, 2010 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.



NAME OF PORTFOLIO MANAGER   BENEFICIAL OWNERSHIP OF THE FUND*
-------------------------   ---------------------------------
David M. Klaskin            E
Robert G. McVicker          D


*    Key to Dollar Ranges

A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000

E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

10.  PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Oak Ridge, subject to Pioneer's supervision, pursuant to authority contained in the management contract and subadvisory agreement. Pioneer and Oak Ridge seek to obtain overall best execution on portfolio trades on behalf of the fund. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer and Oak Ridge consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer or Oak Ridge may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer or Oak Ridge over which they or their affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer or Oak Ridge determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer or Oak Ridge maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer or Oak Ridge are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer or Oak Ridge in rendering investment management services to the fund as well as other investment companies or other accounts managed by them, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer or Oak Ridge in carrying out their obligations to the fund. The receipt of such research enables each of them to avoid the additional expenses which might otherwise be incurred if they were to attempt to develop comparable information through their own staff.

The fund may participate in third-party brokerage and/or expense offset arrangements to reduce the fund's total operating expenses. Pursuant to third-party brokerage arrangements, the fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund's fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund's operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the fund's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See "Financial highlights" in the prospectus.

See the table in "Annual Fee, Expense and Other Information" for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's and Oak Ridge's performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

11.  DESCRIPTION OF SHARES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.

The fund is a series of Pioneer Series Trust I, a Delaware statutory trust. The Trustees have authorized the issuance of the following classes of shares of the fund, designated as Class A shares, Class B shares, Class C shares, Class R shares and Class Y shares. Class R shares have not been issued as of the date of this statement of additional information. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

THE TRUST

The Trust's operations are governed by the Amended and Restated Agreement and Declaration of Trust, dated as of July 1, 2008 (referred to in this section as the declaration). A copy of the Trust's Certificate of Trust dated as of July 30, 2003, as amended, is on file with the office of the Secretary of State of Delaware.

Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.

SHAREHOLDER VOTING

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of the fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

ELECTION AND REMOVAL OF TRUSTEES

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed at any time or for any reason by a majority of the board or by a majority of the outstanding shareholders of the Trust.

AMENDMENTS TO THE DECLARATION

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

ISSUANCE AND REDEMPTION OF SHARES

The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder's shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

DISCLOSURE OF SHAREHOLDER HOLDINGS

The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

SMALL ACCOUNTS

The declaration provides that the fund may close out a shareholder's account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

SERIES AND CLASSES

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

SHAREHOLDER, TRUSTEE AND OFFICER LIABILITY

The declaration provides that shareholders are not personally liable for the obligations of the fund and requires a fund to indemnify a shareholder against liability arising solely from the shareholder's ownership of shares in the fund. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that no trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The declaration requires the fund to indemnify each trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The declaration extends to trustees, officers and employees of the fund the full protection from liability that the law allows.


The declaration provides that the appointment, designation or identification of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment, designation or identification shall not impose any heightened standard of care or liability on such trustee.


DERIVATIVE ACTIONS

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund's trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund's costs, including attorneys' fees.

The declaration further provides that the fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Boston, Massachusetts, or if not permitted to be brought in federal court, then in state court in Boston, Massachusetts, and that shareholders have no right to jury trial for such actions.

12.  SALES CHARGES


The fund continuously offers the following classes of shares: Class A, Class B, Class C, Class R and Class Y, as described in the prospectus. The fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the prospectus.


CLASS A SHARE SALES CHARGES

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                  SALES CHARGE AS A % OF
                                  ----------------------
                                  OFFERING   NET AMOUNT      DEALER
AMOUNT OF PURCHASE                  PRICE     INVESTED    REALLOWANCE
-------------------------------   --------   ----------   -----------
Less than $50,000                   5.75        6.10           5.00
$50,000 but less than $100,000      4.50        4.71           4.00
$100,000 but less than $250,000     3.50        3.63           3.00
$250,000 but less than $500,000     2.50        2.56           2.00
$500,000 or more                    0.00        0.00      see below

The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.

No sales charge is payable at the time of purchase on investments of $500,000 or more, or for purchases by participants in employer-sponsored retirement plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:

ACCOUNTS OTHER THAN EMPLOYER-SPONSORED RETIREMENT PLANS

1.00%   Up to $4 million
0.50%   Next $46 million
0.25%   Over $50 million

EMPLOYER-SPONSORED RETIREMENT PLANS

0.50%   Up to $50 million
0.25%   Over $50 million

These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by employer-sponsored retirement plans with at least $500,000 in total plan assets (or that has 1,000 or more eligible participants for employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004) will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase.

LETTER OF INTENT ("LOI"). Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PIMSS within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PIMSS, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PIMSS your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI. Any share class for which no sales charge is paid cannot be included under the LOI.

If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount that would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PIMSS, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

CLASS B SHARES

Effective December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except for reinvestment of dividends and/or capital gains distributions and exchanges for Class B shares of other Pioneer funds. You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within five years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. In processing redemptions of Class B shares, the fund will first redeem shares not subject to any CDSC and then shares held longest during the five-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                        CDSC AS A % OF DOLLAR
YEAR SINCE PURCHASE    AMOUNT SUBJECT TO CDSC
--------------------   ----------------------
First                           4.0
Second                          4.0
Third                           3.0
Fourth                          2.0
Fifth                           1.0
Sixth and thereafter            0.0

Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the fund remain subject to any CDSC that applied to the shares you originally purchased.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

Class B shares will automatically convert into Class A shares eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares over time in the same proportion as other shares held in the account. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for U.S. federal income tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

CLASS C SHARES

You may buy Class C shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.

In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the longest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

CLASS Y SHARES

No front-end, deferred or asset based sales charges are applicable to Class Y shares.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Pioneer or one or more of its affiliates (collectively, "Pioneer Affiliates") may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Pioneer funds. Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Pioneer funds. These additional payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Pioneer funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Pioneer negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Pioneer funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Pioneer Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary's costs. In this context, "financial intermediary" includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with a Pioneer Affiliate.

A financial intermediary's receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pioneer funds over other mutual funds or cooperate with the distributor's promotional efforts. The receipt of additional compensation for Pioneer Affiliates may be an important consideration in a financial intermediary's willingness to support the sale of the Pioneer funds through the financial intermediary's distribution system. Pioneer Affiliates are motivated to make the payments described above since they promote the sale of Pioneer fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pioneer Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients' accounts, Pioneer Affiliates benefit from the incremental management and other fees paid to Pioneer Affiliates by the funds with respect to those assets.

REVENUE SHARING PAYMENTS. Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of Pioneer funds. The benefits Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary's sales system, participation by the intermediary in the distributor's marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force), placement on the financial intermediary's preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial intermediary for including Pioneer funds in its fund sales system (on its "shelf space"). Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

The revenue sharing payments Pioneer Affiliates make may be calculated on sales of shares of Pioneer funds ("Sales-Based Payments"); although there is no policy limiting the amount of Sales-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.25% per annum of those assets. Such payments also may be calculated on the average daily net assets of the applicable Pioneer funds attributable to that particular financial intermediary ("Asset-Based Payments"); although there is no policy limiting the amount of Asset-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.15% per annum of those assets. Sales-Based Payments primarily create incentives to make new sales of shares of Pioneer funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Pioneer funds in investor accounts. Pioneer Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pioneer Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

OTHER PAYMENTS. From time to time, Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Pioneer funds. Such compensation provided by Pioneer Affiliates may include financial assistance to financial intermediaries that enable Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Pioneer Affiliates' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.


As of January 1, 2011, Pioneer anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the fund's prospectuses and statement of additional information:


AIG VALIC

ADP Retirement Services

Ameriprise Financial Services, Inc.
Associated Securities Corp.
AXA Advisors, LLC
Charles Schwab & Co., Inc.
Chevy Chase Securities, Inc.
Citigroup Global Markets Inc.
Commonwealth Financial Network
D.A. Davidson & Co.
Edward Jones
Ferris, Baker Watts Inc.
Fidelity Brokerage Services LLC
First Clearing, LLC
First Command Financial Planning, Inc.
GWFS Equities, Inc.
H.D. Investment Services
H&R Block Financial Advisors, Inc.
Hartford Securities Distribution Company, Inc.
Hewitt Financial Services LLC
ING
J.J.B. Hilliard, W.L Lyons, Inc.
Janney Montgomery Scott LLC
Jefferson National Securities Corporation
Legend Equities Corporation
Lincoln Investment Planning, Inc.
LPL Financial Corp.
Merrill Lynch & Co., Inc.
Mesirow Financial, Inc.
MetLife Securities Inc.

MML Investors Services, Inc.

Morgan Keegan & Co., Inc.
Morgan Stanley & Co., Inc.
Mutual of Omaha Investor Services, Inc.
Mutual Service Corporation
N.I.S. Financial Services, Inc.
National Financial Services LLC
Nationwide Securities, Inc.
Northwestern Investment Services, LLC

NYLIFE Securities LLC

OneAmerica Securities, Inc.
Oppenheimer & Co., Inc.
Pershing LLC
PFS Investments Inc

PNC Investments

Prudential Financial
Primevest Financial Services, Inc.
Raymond James Financial Services, Inc.
RBC Dain Rauscher Inc.
Ridge Clearing & Outsourcing Solutions, Inc.
Robert W. Baird & Co., Inc.
Scott and Stringfellow, Inc.
Securities America, Inc.
Southwest Securities, Inc.
Sterne Agee & Leach, Inc.
Stifel Nicholas & Company, Inc.

Sungard Institutional Brokerage, Inc.

Symetra Investment Services, Inc.

TD Ameritrade, Inc.
T. Rowe Price Investment Services, Inc.

UBS Financial Services Inc.
Wachovia Securities
Waterstone Financial Group, Inc.
Wells Fargo Investments, LLC

Please contact your financial intermediary for details about any payments it receives from Pioneer Affiliates or the funds, as well as about fees and/or commissions it charges.

13.  REDEEMING SHARES


Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or otherwise as permitted by the rules of or by the order of the SEC.


Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

SYSTEMATIC WITHDRAWAL PLAN(S) ("SWP") CLASS A, CLASS B AND CLASS C SHARES. A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PIMSS at 1-800-225-6292.

REINSTATEMENT PRIVILEGE (CLASS A AND CLASS B SHARES). Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A and Class B shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

14.  TELEPHONE AND ONLINE TRANSACTIONS


You may purchase, exchange or sell Class A, Class B or Class C shares by telephone or online. Class Y shares may not be purchased by telephone, and Class Y shareowners are not eligible for on line transaction privileges. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on weekdays. (Class Y account holders should contact Pioneer's Group Plans Department at 1-800-665-8839 between 9:00 a.m. and 5:30 p.m.) Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFone(SM)"). YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE OR ONLINE TRANSACTION.

TELEPHONE TRANSACTION PRIVILEGES. To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

ONLINE TRANSACTION PRIVILEGES. If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:

..    For new accounts, complete the online section of the account application

..    For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

TELEPHONE AND WEBSITE ONLINE ACCESS. You may have difficulty contacting the fund by telephone or accessing www.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access www.pioneerinvestments.com or to reach the fund by telephone, you should communicate with the fund in writing.

FACTFONE(SM). FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone(SM) allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. Computer-assisted Class Y share telephone purchases, exchanges and redemptions and certain other FactFone(SM) features for Class Y shareholders are not currently available through FactFone(SM). YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). Call PIMSS for assistance.

FactFone(SM) allows shareholders to hear the following recorded fund information:

     .    net asset value prices for all Pioneer mutual funds;

     .    annualized 30-day yields on Pioneer's fixed income funds;

     . annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market funds; and

     .    dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFone(SM) represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of each class of shares (except for Pioneer Cash Reserves Fund, Pioneer Institutional Money Market Fund, Pioneer Tax Free Money Market Fund and Pioneer Treasury Reserves Fund, which each seek to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

15.  PRICING OF SHARES

The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.

The fund generally values its portfolio securities using closing market prices or readily available market quotations, or, when closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities in accordance with procedures approved by the fund's Trustees. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. The fund also may use fair value pricing methods to value its securities, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer.

Valuing securities using fair value methods may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund. In connection with making fair value determinations of the value of fixed income securities, the fund's Trustees may use a pricing matrix. The prices used for these securities may differ from the amounts received by the fund upon sale of the securities, and these differences may be substantial. Cash equivalent securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.

The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. The fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B, Class C, and Class Y shares are offered at net asset value without the imposition of an initial sales charge (Class B and Class C shares may be subject to a CDSC).

16.  TAX STATUS

The fund is treated as a separate entity for U.S. federal income tax purposes. The fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code)(the "90% income test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the "check-the-box" regulations) will generally pass through to the fund. Consequently, in order to qualify as a regulated investment company, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.


If, for any taxable year, the fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, the fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.


Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund generally distributes any net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.


Unless a shareholder specifies otherwise, all distributions from the fund to that shareholder will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, for taxable years beginning on or before December 31,

2012, if certain conditions are met, as "qualified dividend income," taxable to individual and certain other noncorporate shareholders at a maximum 15% U.S. federal income tax rate.

For taxable years beginning on or before December 31, 2012, dividend income distributed to individual and certain other noncorporate shareholders will qualify for the maximum 15% U.S. federal income tax rate on dividends to the extent that such dividends are attributable to "qualified dividend income." Qualified dividend income generally means dividend income received from the fund's investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholders. If 95% or more of the fund's gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the fund may report all distributions of such income as qualified dividend income. For taxable years beginning after December 31, 2012, dividend income will be taxable at ordinary income tax rates.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the fund from REITs generally are not expected to qualify for treatment as qualified dividend income.


A dividend that is attributable to qualified dividend income of the fund that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.


Certain dividends received by the fund from U.S. corporations (generally, dividends received by the fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.


Distributions from net capital gains, if any, that are reported as capital gain dividends by the fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual and certain other noncorporate shareholders generally will qualify for reduced U.S. federal income tax rates (for taxable years beginning on or before December 31, 2012, a maximum rate of 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets) on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and, for taxable years beginning on or before December 31, 2012, qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum U.S. federal income tax rate on long-term capital gains will be 20% in taxable years beginning after December 31, 2012.


The U.S. federal income tax status of all distributions will be reported to shareholders annually.


For taxable years beginning after December 31, 2012, a 3.8% Medicare contribution tax will generally apply to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a "surviving spouse" for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax will also apply to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains will generally be taken into account in computing a shareholder's net investment income.


Although dividends generally will be treated as distributed when paid, any dividend declared by the fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated for certain purposes as paid by the fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company's undistributed income and gain subject to the 4% excise tax described above, such "spilled back" dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss from any taxable year that began on or before December 22, 2010 to offset its capital gains, if any, for up to eight years following the year of the loss. The fund is permitted to carry forward a net capital loss from any taxable year that began after December 22, 2010 to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and may not be distributed as such to shareholders. See "Annual Fee, Expense and Other Information" for the fund's available capital loss carryforwards. Generally, the fund may not carry forward any losses other than net capital losses. Under certain circumstances, the fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.


At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or to undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.


Gain may be increased (or loss reduced) upon a redemption of Class A shares of the fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment), without payment of an additional sales charge, of Class A shares of the fund or of another Pioneer fund (or any other shares of a Pioneer fund generally sold subject to a sales charge) before February 1 of the calendar year following the calendar year in which the original Class A shares were redeemed.


Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions, or on sales or exchanges of fund shares unless the fund shares are "debt-financed property" within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the fund.

A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test.

If the fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation's assets (computed based on average fair market value) either produce or are held for the production of passive income ("passive foreign investment companies"), the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A "qualified electing fund" election or a "mark to market" election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain

(subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for the fund to make a qualified electing fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. The fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The fund may invest in or hold debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Federal income tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund.

Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.


The fund is required to withhold (as "backup withholding") a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the fund (other than, for taxable years of the fund beginning on or before December 31, 2011, certain dividends reported by the fund as (i) interest-related dividends, to the extent such dividends are derived from the fund's "qualified net interest income," or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund's "qualified short-term gain") or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the fund. "Qualified net interest income" is the fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States.


Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax will apply to fund distributions and redemptions payable to such entities after December 31, 2012.

The fund does not expect to be a "United States real property holding corporation" as defined in Section 897(c)(2) of the Code. If the fund were to be classified as a United States real property holding corporation (or if it would be so classified, were it not for certain exceptions), then distributions made by the fund to non-U.S. shareholders might be subject to U.S. federal withholding tax, and non-U.S. shareholders might be required to file U.S. federal income tax returns to report distributions received from the fund.


Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

If, as anticipated, the fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

17.  FINANCIAL STATEMENTS


The fund's financial statements and financial highlights for the fiscal year ended November 30, 2010 appearing in the fund's annual report, filed with the SEC on January 28, 2011 (Accession No. 0000078713-11-000005) are incorporated by reference into this statement of additional information. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.


The fund's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.

18.  ANNUAL FEE, EXPENSE AND OTHER INFORMATION

PORTFOLIO TURNOVER

The fund's annual portfolio turnover rate for the fiscal years ended November
30,


2010   2009
----   ----
27%     29%


SHARE OWNERSHIP


As of March 1, 2011 the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of March 1, 2011:

RECORD HOLDER                                        SHARE CLASS   NUMBER OF SHARES   % OF CLASS
--------------------------------------------------   -----------   ----------------   ----------
                                                     CLASS A
Edward D. Jones & Company
Attn: Mutual Funds                                                    3,949,626.777      22.15
Shareholder Accounting
201 Progress Parkway
Maryland Heights, MO  63043-3009

Pershing LLC                                                            937,329.801       5.26
One Pershing Plaza
Jersey City, NJ  07399-0001

Merrill Lynch, Pierce, Fenner & Smith Incorporated
For the Sole Benefit of its Customers                                 1,585,279.588       8.89
Mutual Fund Administration
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

                                                     CLASS B
Pershing LLC                                                             51,638.852      14.16
One Pershing Plaza
Jersey City, NJ  07399-0001

Special Custody Account for the                                          23,264.460       6.38
   Exclusive Benefit of its Customer
2801 Market Street
Saint Louis, MO 63103-2523

Merrill Lynch, Pierce, Fenner & Smith Incorporated                       23,264.460       6.38
For the Sole Benefit of its Customers
Mutual Fund Administration
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

                                                     CLASS C
Special Custody Account for the
Exclusive Benefit of its Customer
2801 Market Street
Saint Louis, MO 63103-2523

UBS WM USA
Omni Account M/F                                                        155,347.947       7.25
Attn: Department Manager
499 Washington Boulevard
Stamford, CT  06901

Merrill Lynch, Pierce, Fenner & Smith Incorporated                      396,311.365      18.49
For the Sole Benefit of its Customers
Mutual Fund Administration
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

Citigroup Global Markets, Inc.                                          159,127.572       7.43
Attn: Peter Booth
333 West 34th Street, 7th Floor
New York, NY  10001-2402

                                                     CLASS Y
Special Custody Account for the                                           7,641.899      67.78
   Exclusive Benefit of its Customer
2801 Market Street
Saint Louis, MO 63103-2523

LPL Financial                                                             1,039.264       6.25
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046 San Diego, CA 92150-9046

Brown Brothers Harriman & Co., as Custodian                               2,252.728      13.54
525 Washington Boulevard
Jersey City, NJ  07310

Brown Brothers Harriman & Co., as Custodian                               6,952.826      41.79
525 Washington Boulevard
Jersey City, NJ  07310

Brown Brothers Harriman & Co., as Custodian                               4,583.203      27.55
525 Washington Boulevard
Jersey City, NJ  07310

TRUSTEE OWNERSHIP OF SHARES OF THE FUND AND OTHER PIONEER FUNDS


The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2010. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2010. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2010. The dollar ranges in this table are in accordance with SEC requirements.



                                                    AGGREGATE DOLLAR RANGE OF
                                                    EQUITY SECURITIES IN ALL
                                                 REGISTERED INVESTMENT COMPANIES
                       DOLLAR RANGE OF EQUITY      OVERSEEN BY TRUSTEE IN THE
NAME OF TRUSTEE        SECURITIES IN THE FUND        PIONEER FAMILY OF FUNDS
--------------------   ----------------------   --------------------------------
INTERESTED TRUSTEES
John F. Cogan, Jr.                       None                      Over $100,000
Daniel K. Kingsbury                      None                      Over $100,000
INDEPENDENT TRUSTEES
David R. Bock               $10,001 - $50,000                      Over $100,000
Mary K. Bush                             None                      Over $100,000
Benjamin M. Friedman        $10,000 - $50,000                      Over $100,000
Margaret B.W. Graham                     None                      Over $100,000
Thomas J. Perna                          None                      Over $100,000
Marguerite A. Piret         $10,001 - $50,000                      Over $100,000


COMPENSATION OF OFFICERS AND TRUSTEES

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.


                                                 PENSION OR
                            AGGREGATE       RETIREMENT BENEFITS   TOTAL COMPENSATION FROM
                        COMPENSATION FROM    ACCRUED AS PART OF      THE FUND AND OTHER
NAME OF TRUSTEE               FUND**           FUND EXPENSES          PIONEER FUNDS**
---------------------   -----------------   -------------------   -----------------------
INTERESTED TRUSTEES:
John F. Cogan, Jr.*          $  500.00             $0.00                 $ 26,400.00
Daniel K.Kingsbury           $    0.00             $0.00                 $      0.00
INDEPENDENT TRUSTEES:
David R. Bock                $2,482.95             $0.00                 $186,700.00
Mary K. Bush                 $2,105.78             $0.00                 $154,200.00
Benjamin M. Friedman         $2,253.29             $0.00                 $166,500.00
Margaret B.W. Graham         $2,087.51             $0.00                 $152,700.00
Thomas J. Perna              $2,181.51             $0.00                 $160,800.00
Marguerite A. Piret          $2,254.61             $0.00                 $166,800.02
                            ----------             -----               -------------
Total                       $13,865.66             $0.00               $1,014,100.02

* Under the management contract, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.


** For the fiscal year ended November 30, 2010. As of November 30, 2010, there were 57 U.S. registered investment portfolios in the Pioneer Family of Funds.


APPROXIMATE MANAGEMENT FEES THE FUND PAID OR OWED PIONEER

The following table shows the dollar amount of gross investment management fees incurred by the fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any. The data is for the past three fiscal years or shorter period if the fund has been in operation for a shorter period.

FOR THE FISCAL YEARS ENDED NOVEMBER 30,


                  2010         2009         2008
               ----------   ----------   ----------
Gross Fee      $4,861,415   $2,634,698   $2,106,362
   Incurred
Net Fee Paid   $4,861,415   $2,634,698   $1,751,624


FEES THE FUND PAID TO PIONEER UNDER THE ADMINISTRATION AGREEMENT


FOR THE FISCAL YEARS ENDED NOVEMBER 30,



2010         2009       2008
--------   --------   -------
$179,572   $128,051   $55,757


UNDERWRITING EXPENSES AND COMMISSIONS

FOR THE FISCAL YEARS ENDED NOVEMBER 30,


                                         2010       2009       2008
                                       --------   --------   --------
Approximate Net Underwriting           $ 49,516   $ 40,943   $  7,196
   Expenses Retained by PFD
Approximate Commissions Reallowed to   $290,522   $236,023   $ 48,107
   Dealers (Class A shares)
Approximate Commissions Reallowed to        N/A        N/A        N/A
   Dealers (Class C shares)
Approximate Brokerage and              $323,023   $357,370   $214,730
   Underwriting Commissions
   (Portfolio Transactions)


FUND EXPENSES UNDER THE DISTRIBUTION PLAN


FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2010



COMBINED PLAN   CLASS A PLAN   CLASS B PLAN   CLASS C PLAN
-------------   ------------   ------------   ------------
$1,626,877       $1,116,832       $92,824       $417,221

An estimate by category of the allocation of fees paid by each class of shares of the fund during the fiscal year ended November 30, 2010 is set forth in the following table:


ALLOCATION OF FUND EXPENSES UNDER THE DISTRIBUTION PLAN


          Payments to
           Servicing                    Sales      Printing
           Parties/1/   Advertising   Meetings   And Mailing      Total
          -----------   -----------   --------   -----------   ----------
Class A    $1,131,305     $40,953     $148,185     $147,768    $1,468,211
Class B    $   21,479     $     0     $      0     $      0    $   21,479
Class C    $  410,868     $ 1,734     $  5,860     $  6,085    $  424,547



/1/ Payments to Servicing Parties include Pioneer Funds Distributor, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the fund (annualized for the period ending December 31, 2010).

SECURITIES OF REGULAR BROKER-DEALERS

As of October 31, 2010, the fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):

- None


CDSCS


During the fiscal year ended November 30, 2010, the following CDSCs were paid to
PFD:
$33,995

CAPITAL LOSS CARRYFORWARDS AS OF NOVEMBER 30, 2010

At November 30, 2010, the fund had the following net capital loss carryforward:
$9,784,221


Of this, the following amounts will expire as indicated below, if not utilized:


2017   $$9,784,221

19. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS/1/

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") SHORT-TERM RATINGS:

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.


DESCRIPTION OF MOODY'S LONG-TERM CORPORATE RATINGS:

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.


AAA: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

AA: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

BAA: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

----------
/1/ The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

BA: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

CAA: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

CA: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers "1", "2", and "3" to each generic rating classification from "Aa" through "Caa". The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.


DESCRIPTION OF MOODY'S MEDIUM-TERM NOTE RATINGS:

Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. These long-term ratings are expressed on Moody's general long-term scale. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:


     . Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

     .    Notes allowing for negative coupons, or negative principal;

     . Notes containing any provision that could obligate the investor to make any additional payments;

     .    Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.


STANDARD & POOR'S RATINGS GROUP'S LONG-TERM ISSUE CREDIT RATINGS:

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:


     . Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     .    Nature of and provisions of the obligation;

     . Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.


PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS:


Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.


A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

20.  APPENDIX B

                                  PROXY VOTING

POLICY

Each of Pioneer Investment Management, Inc. and Pioneer Institutional Asset Management, Inc. (collectively, "Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will seek to vote all proxies in accordance with this policy, which are presented in a timely manner.

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received in a timely manner will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group. Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

APPLICABILITY

Pioneer's Proxy Voting policy and related procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. The Proxy Voting policies and procedures summarize Pioneer's position on a number of issues for which proxies may be solicited. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios or proxy events involving closed-end Funds. Because of the special issues associated with proxy solicitations by closed-end Funds, shares of closed-end Funds will be voted by Pioneer on a case-by-case basis.

PURPOSE

The overriding goal of Pioneer's Proxy Voting Procedure is that proxies for all United States ("US") and non-US companies that are received in a timely manner will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us, or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredit S.p.A. ("UniCredit").

Any questions about these policies and procedures should be directed to Pioneer's Director of Investment Operations (the "Proxy Coordinator").

PROCEDURES

PROXY VOTING SERVICE

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Pioneer and set forth herein. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

PROXY COORDINATOR

The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Chief Legal Officer or his or her designee whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

REFERRAL ITEMS

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Pioneer's proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Head of Portfolio Management U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

SECURITIES LENDING

In accordance with industry standards proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed securities lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Pioneer may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

SHARE-BLOCKING

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

DISCLOSURE

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

PROXY VOTING OVERSIGHT GROUP

The members of the Proxy Voting Oversight Group include Pioneer's: Head of Portfolio Management U.S. or his or her designated equity portfolio management representative, the Director of Investment Operations, and the Chief Compliance Officer of the Adviser and Funds. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Director of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

AMENDMENTS

Pioneer may not amend its Proxy Voting Policies and Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A. ("PGAM").

FILING FORM N-PX

The Proxy Coordinator and the Regulatory Compliance Manager are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

COMPLIANCE FILES N-PX.

The Compliance department will ensure that a corresponding Form N-PX exists for each Pioneer registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Pioneer record keeping policies.

PROXY VOTING GUIDELINES

ADMINISTRATIVE

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

     .    Corporate name change.

     .    A change of corporate headquarters.

     .    Stock exchange listing.

     .    Establishment of time and place of annual meeting.

     .    Adjournment or postponement of annual meeting.

     .    Acceptance/approval of financial statements.

     . Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

     .    Approval of minutes and other formalities.

     . Authorization of the transferring of reserves and allocation of income.

     .    Amendments to authorized signatories.

     .    Approval of accounting method changes or change in fiscal year-end.

     .    Acceptance of labor agreements.

     .    Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items that may be inconsistent, in its view, with Pioneer's goal of supporting the value of clients' portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

AUDITORS

We normally vote for proposals to:

     . Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

     .    Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

     .    Seek bids from other auditors.

     . Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

     .    Indemnify auditors.

     .    Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

GENERAL BOARD ISSUES

Pioneer will vote for:

     . Audit, compensation and nominating committees composed of independent directors exclusively.

     . Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

     . Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

     .    Election of an honorary director.

We will vote against:

     .    Minimum stock ownership by directors.

     . Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

     . Requirements for union or special interest representation on the board.

     .    Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

     . Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

ELECTIONS OF DIRECTORS

In uncontested elections of directors we will vote against:

     . Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

     . Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

     . Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

     . Directors who appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by case basis on these issues:

     . Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

     .    Contested election of directors.

     . Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

     .    Mandatory retirement policies.

     . Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:

     . Precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

TAKEOVER-RELATED MEASURES

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high. Pioneer will vote for:

     .    Cumulative voting.

     .    Increase ability for shareholders to call special meetings.

     .    Increase ability for shareholders to act by written consent.

     .    Restrictions on the ability to make greenmail payments.

     .    Submitting rights plans to shareholder vote.

     .    Rescinding shareholder rights plans ("poison pills").

     .    Opting out of the following state takeover statutes:

          . Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

          . Control share cash-out provisions, which require large holders to acquire shares from other holders

          . Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control

          . Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

          . Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

          .    Fair price provisions.

          .    Authorization of shareholder rights plans.

          .    Labor protection provisions.

          .    Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

     . Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

     . Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

     .    Proposals that allow shareholders to nominate directors.

We will vote against:

     . Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.

     . Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.

     .    Classes of shares with unequal voting rights.

     .    Supermajority vote requirements.

     . Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

     . Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

     .    Extension of advance notice requirements for shareholder proposals.

     . Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

     . Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

CAPITAL STRUCTURE

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers. Pioneer will vote for:

     .    Changes in par value.

     .    Reverse splits, if accompanied by a reduction in number of shares.

     . Share repurchase programs, if all shareholders may participate on equal terms.

     .    Bond issuance.

     .    Increases in "ordinary" preferred stock.

     . Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

     .    Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

     . Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

     . Increase in authorized common stock. We will make a determination considering, among other factors:

          .    Number of shares currently available for issuance;

          . Size of requested increase (we would normally approve increases of up to 100% of current authorization);

          . Proposed use of the proceeds from the issuance of additional shares; and

          . Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

     . Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

     .    Proposals to submit private placements to shareholder vote.

     .    Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose. Pioneer will vote for:

     .    401(k) benefit plans.

     . Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

     . Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

          .    Amendments to performance plans to conform with OBRA;

          .    Caps on annual grants or amendments of administrative features;

          .    Adding performance goals; and

          .    Cash or cash and stock bonus plans.

     . Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

     .    Require that option repricing be submitted to shareholders.

     .    Require the expensing of stock-option awards.

     . Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

     . Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

     . Shareholder proposals seeking additional disclosure of executive and director pay information.

     . Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

          . The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                    Dilution = (A + B + C) / (A + B + C + D), where A = Shares reserved for plan/amendment, B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

          .    The plan must not:

               . Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval

               . Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments

     . We are generally in favor of proposals that increase participation beyond executives.

     . We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     . We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     . We generally support proposals asking companies to adopt stock holding periods for their executives.

          .    All other employee stock purchase plans.

          . All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

          . All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

     . Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

     .    Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

     .    Limits on executive and director pay.

     .    Stock in lieu of cash compensation for directors.

CORPORATE GOVERNANCE

Pioneer will vote for:

     .    Confidential Voting.

     . Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

     . Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

     . Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

     . Bundled proposals. We will evaluate the overall impact of the proposal.

     .    Adopting or amending the charter, bylaws or articles of association.

     . Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

     . Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

     .    Limitations on stock ownership or voting rights.

     .    Reduction in share ownership disclosure guidelines.


MERGERS AND RESTRUCTURINGS

Pioneer will vote on the following and similar issues on a case-by-case basis:

     .    Mergers and acquisitions.

     . Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

     .    Debt restructurings.

     .    Conversion of securities.

     .    Issuance of shares to facilitate a merger.

     .    Private placements, warrants, convertible debentures.

     . Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS

Many of our portfolios may invest in shares of closed-end funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

Pioneer will vote for:

     .    Establishment of new classes or series of shares.

     .    Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:

     . Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

     .    Approval of new or amended advisory contracts.

     .    Changes from closed-end to open-end format.

     .    Authorization for, or increase in, preferred shares.

     .    Disposition of assets, termination, liquidation, or mergers.

     . Classified boards of closed-end funds, but will typically support such proposals.

SOCIAL ISSUES

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

     . Conduct studies regarding certain issues of public concern and interest;

     . Study the feasibility of the company taking certain actions with regard to such issues; or

     . Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention. Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

AVOIDING CONFLICTS OF INTEREST

Pioneer addresses potential material conflicts of interest by having a predetermined proxy voting policy. The Proxy Voting Oversight Group is responsible for monitoring potential conflicts of interest in connection with the voting of proxies on behalf of the Pioneer Funds and other clients. For those proposals that are determined to present a material conflict of interest, the Proxy Voting Oversight Group will follow additional procedures, which may include consulting with the Board of Trustees in matters concerning the Pioneer Funds.

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how it votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

     . An affiliate of Pioneer, such as another company belonging to the UniCredit S.p.A. banking group (a "UniCredit Affiliate");

     . An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

     . An issuer of a security for which UniCredit has informed Pioneer that a UniCredit Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

     . A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

Pioneer will abstain from voting shares of UniCredit Group, unless otherwise directed by a client. In addition, the Proxy Coordinator will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of the Adviser and Funds. The Proxy Voting Oversight Group will review each item referred to Pioneer by the proxy voting service to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller's and Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

SUPERVISION

ESCALATION

It is each associate's responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Chief Compliance Officer of the Advisor and the Funds if he or she becomes aware of any possible deviation from this policy and procedure that may disadvantage a client or Fund.

TRAINING

Pioneer conducts periodic training on the Proxy Voting Policy and Procedure. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.

RELATED POLICIES AND PROCEDURES

Pioneer's Investment Management, Inc. Books and Records Policy and the Books and Records of the Pioneer Funds' Policy.

RECORD KEEPING

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

     . Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

     .    Retains a record of the vote cast;

     . Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

     . Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

     .    A record memorializing the basis for each referral vote cast;

     . A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

     . A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file in accordance with applicable regulations.

RELATED REGULATIONS

Form N-1A, ICA Rule 30b1-4, Rule 31a 1-3, Rule 38a-1 & IAA 206(4)-6, 204-2

ADOPTED BY THE PIONEER FUNDS' BOARD OF TRUSTEES
October 5, 2004

EFFECTIVE DATE
October 5, 2004

REVISION DATE
March 2008

                                                                   22120-04-0411

                     PIONEER OAK RIDGE LARGE CAP GROWTH FUND
                            (PIONEER SERIES TRUST I)
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

             CLASS A SHARES (ORILX)       CLASS R SHARES (ORLRX)
             CLASS B SHARES (ORLBX)       CLASS Y SHARES (PORYX)
             CLASS C SHARES (ORLCX)


                                  APRIL 1, 2011

This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class A, Class B, Class C, Class R and Class Y shares prospectus dated April 1, 2011, as supplemented or revised from time to time. A copy of each prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of each prospectus from our website at: www.pioneerinvestments.com. The fund's financial statements for the fiscal year ended November 30, 2010, including the independent registered public accounting firm's report thereon, are incorporated into this statement of additional information by reference.


                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
1.  Fund History.........................................................      2
2.  Investment Policies, Risks and Restrictions..........................      2
3.  Trustees and Officers................................................     33
4.  Investment Adviser...................................................     47
5.  Principal Underwriter and Distribution Plan..........................     51
6.  Shareholder Servicing/Transfer Agent.................................     55
7.  Custodian............................................................     56
8.  Independent Registered Public Accounting Firm........................     56
9.  Portfolio Management.................................................     56
10. Portfolio Transactions...............................................     59
11. Description of Shares................................................     61
12. Sales Charges........................................................     64
13. Redeeming Shares.....................................................     71
14. Telephone and Online Transactions....................................     72
15. Pricing of Shares....................................................     74
16. Tax Status...........................................................     75
17. Financial Statements.................................................     83
18. Annual Fee, Expense and Other Information............................     83
19. Appendix A - Description of Short-Term Debt, Corporate Bond and
    Preferred Stock Ratings..............................................     91
20. Appendix B - Proxy Voting Policies and Procedures....................     96


1.   FUND HISTORY

Pioneer Oak Ridge Large Cap Growth Fund (the "fund") is an open-end management investment company and a diversified series of Pioneer Series Trust I (the "Trust"), a Delaware statutory trust. The fund acquired the assets and liabilities of Oak Ridge Large Cap Equity Fund, a series of Oak Ridge Funds, Inc., a Maryland corporation, on February 13, 2004. Pioneer Investment Management, Inc. ("Pioneer") is the fund's investment adviser. Oak Ridge Investments, LLC ("Oak Ridge" or the "subadviser") is the fund's subadviser.

2.   INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectus and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

EQUITY SECURITIES AND RELATED INVESTMENTS

INVESTMENTS IN EQUITY SECURITIES

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the fund.

WARRANTS AND STOCK PURCHASE RIGHTS

The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

PREFERRED SHARES


The fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed (or floating) dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.


Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

INVESTMENTS IN INITIAL PUBLIC OFFERINGS

To the extent consistent with its investment objective, the fund may invest in initial public offerings ("IPOs") of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the fund's investment performance. The fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as the fund's portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.

NON-U.S. INVESTMENTS

EQUITY SECURITIES OF NON-U.S. ISSUERS

The fund may invest in equity securities of non-U.S. issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments.

DEBT OBLIGATIONS OF NON-U.S. GOVERNMENTS

The fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

EURODOLLAR INSTRUMENTS AND SAMURAI AND YANKEE BONDS. The fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

INVESTMENTS IN EMERGING MARKETS. The fund may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index. The fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the fund may invest in unquoted securities of emerging market issuers.

RISKS OF NON-U.S. INVESTMENTS

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

NON-U.S. SECURITIES MARKETS AND REGULATIONS. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer or the subadviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of the fund's investments and the availability to the fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

CURRENCY RISKS. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES. The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

INVESTMENTS IN DEPOSITARY RECEIPTS

The fund may hold securities of non-U.S. issuers in the form of ADRs, EDRs, GDRs and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the fund's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

FOREIGN CURRENCY TRANSACTIONS


The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also may enter into forward foreign currency exchange contracts, which are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

The fund may enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer or the subadviser.


Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer or the subadviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.


The fund may use forward currency exchange contracts to reduce or gain exposure to a currency. To the extent the fund gains exposure to a currency through these instruments, the resulting exposure may exceed the value of securities denominated in that currency held by the fund. For example, where the fund's security selection has resulted in an overweight or underweight exposure to a particular currency relative to the fund's benchmark, the fund may seek to adjust currency exposure using forward currency exchange contracts.


The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.

While the fund may benefit from foreign currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

OPTIONS ON FOREIGN CURRENCIES

The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation."

The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer or the subadviser determines that there is a pattern of correlation between that currency and the U.S. dollar.

The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

INVESTMENT COMPANY SECURITIES AND REAL ESTATE INVESTMENT TRUSTS

OTHER INVESTMENT COMPANIES

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under one provision of the 1940 Act, a fund may not acquire the securities of another investment company if such purchase would result in (i) 3% or more of the total outstanding voting securities of any one investment company being held by the fund, (ii) 5% or more of the fund's total assets being invested in any one investment company, or (iii) 10% or more of the fund's total assets being invested in securities of other investment companies. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies. In addition, these limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may also invest without limit in money market funds. Investing in other investment companies subjects the fund to the risks of investing in the underlying securities held by those investment companies.

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

EXCHANGE TRADED FUNDS

The fund may invest in exchange traded funds ("ETFs"). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations. Many ETFs have received exemptive orders issued by the Securities and Exchange Commission that would permit the fund to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions.


Certain ETFs, including leveraged ETFs and inverse ETFs, may have embedded leverage. Leveraged ETFs seek to multiply the return of the tracked index (e.g., twice the return) by using various forms of derivative transactions. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. By investing in leveraged ETFs or inverse ETFs, the fund can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.

Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present. In addition, leveraged ETFs and inverse ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF's actual long term returns will be equal to the daily return that the fund seeks to achieve. For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term return of the tracked index. Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of the fund's investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to the fund. An ETF's use of these techniques will make the fund's investment in the ETF more volatile than if the fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in a leveraged ETF or an inverse ETF rather than directly purchasing and/or selling derivative instruments, the fund will limit its potential loss solely to the amount actually invested in the ETF (that is, the fund will not lose more than the principal amount invested in the ETF).


REAL ESTATE INVESTMENT TRUSTS ("REITS")

The fund may invest in REITs. REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.


REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.


REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

DERIVATIVE INSTRUMENTS


DERIVATIVES

The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to increase the fund's return as a non-hedging strategy that may be considered speculative; and to manage the fund's portfolio characteristics (such as a portfolio's duration, credit quality, or currency exposure).

Using derivatives exposes the fund to additional risks and may increase the volatility of the fund's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the fund's portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the fund would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. The fund also may have to sell assets at inopportune times to satisfy its obligations. The fund may not be able to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or may have to sell a portfolio security at a disadvantageous time or price to maintain cover or to segregate securities in connection with its use of derivatives. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the fund for a variety of reasons.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.


OPTIONS ON SECURITIES AND SECURITIES INDICES

The fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.


WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The exercise price may differ from the market price of an underlying security. The fund has the risk of loss that the price of an underlying security may decline during the call period. The risk may be offset to some extent by the premium the fund receives. If the value of the investment does not rise above the call price, it's likely that the call will lapse without being exercised. In that case, the fund would keep the cash premium and the investment. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The fund has no control over when it may be required to purchase the underlying securities. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.


Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall "out-of-the-money", the fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.

PURCHASING CALL AND PUT OPTIONS. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer or the subadviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Pioneer or the subadviser to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as further described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.


FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer or the subadviser, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer or the subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS REGARDING FUTURES CONTRACTS. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.


While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the fund's futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.


If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

EQUITY SWAPS, CAPS, FLOORS AND COLLARS

The fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually-based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually-based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Pioneer or the subadviser is incorrect in its forecast of market values, these investments could negatively impact the fund's performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.

FINANCIAL FUTURES AND OPTIONS TRANSACTIONS. The Commodity Futures Trading Commission ("CFTC") does not limit futures transactions and options thereon by registered investment companies, provided that the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund has claimed an exclusion from the definition of the term

"commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation under the Commodity Exchange Act. As a result, the fund is not restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund, however, has policies with respect to futures and options thereon as set forth herein.

DEBT SECURITIES AND RELATED INVESTMENTS

DEBT SECURITIES SELECTION

In selecting debt securities for the fund, Pioneer or the subadviser gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given the outlook of Pioneer or the subadviser for the equity markets and the fund's liquidity requirements. Once Pioneer or the subadviser determines to allocate a portion of the fund's assets to debt securities, Pioneer or the subadviser generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the fund is investing in such instruments for income or capital gains. Pioneer or the subadviser selects individual securities based on broad economic factors and issuer-specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

DEBT SECURITIES RATING INFORMATION

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See "Appendix A" for a description of rating categories. The fund may invest in debt securities rated "C" or better, or comparable unrated securities as determined by Pioneer or the subadviser.


Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments or the issuers' inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.

For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization downgrades the quality rating assigned to one or more of the fund's portfolio securities, Pioneer or the subadviser will consider what actions, if any, are appropriate in light of the fund's investment objectives and policies including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

U.S. GOVERNMENT SECURITIES


U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since
1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Although the U.S. government has recently provided financial support to FNMA and FHLMC, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed; and (iii) as a result of initiatives introduced in response to the recent financial market difficulties, securities of commercial issuers or financial institutions that qualify for guarantees by U.S. government agencies like the Federal Deposit Insurance Corporation. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

CONVERTIBLE DEBT SECURITIES

The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.


A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instruments. If a convertible security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could result in losses to the fund.

OTHER INVESTMENTS AND INVESTMENT TECHNIQUES

SHORT-TERM INVESTMENTS

For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the fund's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Pioneer or the subadviser to be of equivalent credit quality, the fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.

ILLIQUID SECURITIES

The fund may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of the fund's illiquid securities exceeds this percentage limitation, the fund will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer or the subadviser. Pioneer or the subadviser determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. A repurchase agreement may be considered a loan by the fund collateralized by securities. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on the fund's ability to enter into repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. The fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose and up to 5% of the fund's total assets from banks and other lenders for temporary purposes. The fund will segregate assets in an amount at least equal to the repurchase price of the securities.

SHORT SALES AGAINST THE BOX

The fund may sell securities "short against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.

DOLLAR ROLLS

The fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the fund sells the security becomes insolvent, the fund's right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which the fund is required to repurchase may be worth less than an instrument which the fund originally held. Successful use of dollar rolls will depend upon Pioneer's ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.

ASSET SEGREGATION


The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated. As an alternative to asset segregation, in some instances a fund may "cover" its obligation by holding an offsetting position.


PORTFOLIO TURNOVER


A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. See "Annual Fee, Expense and Other Information" for the fund's annual portfolio turnover rate.


LENDING OF PORTFOLIO SECURITIES

The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral. The fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the cash collateral declines, the fund may take a loss on the loan. Where the fund receives securities as collateral, the fund will earn no income on the collateral, but will earn a fee from the borrower. The fund may not exercise voting rights on loaned securities, but reserves the right to recall loaned securities so that they may be voted according to the fund's Proxy Voting Policies and Procedures.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. Where the collateral delivered by the borrower is cash, the fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. The fund will lend portfolio securities only to firms that have been approved in advance by Pioneer, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect the fund from loss. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

INTERFUND LENDING

To satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may enter into lending agreements ("Interfund Lending Agreements") under which the fund would lend money and borrow money for temporary purposes directly to and from another Pioneer fund through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order granted to the funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Pioneer fund, the fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1/3% of its total assets.

No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund's net assets at the time of the loan. A fund's Interfund Loans to any one fund shall not exceed 5% of the lending fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When the fund enters into when-issued or delayed delivery transactions it will segregate liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the Pioneer funds' portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable federal securities laws and regulations and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other separate accounts and unregistered products that have substantially similar investment strategies to those of another Pioneer fund, and therefore portfolio holdings that may be substantially similar, and in some cases nearly identical, to such fund, these policies and procedures only relate to the disclosure of portfolio information of the Pioneer funds that are registered management companies. Separate account and unregistered product clients are not subject to these policies and procedures. Separate account and unregistered product clients of Pioneer have access to their portfolio holdings, and prospective clients have access to representative holdings.

Generally, Pioneer will make a fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish a fund's full portfolio holdings thirty (30) days after the end of each month (this time period may be different for certain funds). Such information shall be made available on the funds' website (www.pioneerinvestments.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding a fund's top ten holdings (including the percentage of a fund's assets represented by each security), the percentage breakdown of a fund's investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.

Pioneer may provide a fund's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating a fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). The third party must agree to a limited use of that information which does not conflict with the interests of the fund's shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer's compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board of Trustees will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of a fund.

Currently, Pioneer, on behalf of the Pioneer funds, has ongoing arrangements whereby the following entities may receive a fund's full portfolio holdings or other information prior to the date such information is made public:
Metropolitan Life Insurance Company (within 30 days after month end for board materials and advance preparation of marketing materials); Roszel Advisors (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Oppenheimer & Co. (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); UBS (within 15 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Ibbotson Associates Advisors LLC (as needed to select Pioneer funds for the Pioneer-Ibbotson fund of funds products); Beacon Pointe Advisors (as needed for quarterly review of certain Pioneer funds); and Commonwealth Financial Network (within 30 days after month end for internal risk analysis); Hartford Retirement Services, LLC (as needed for internal risk analysis); Transamerica Life Insurance Company (as needed for internal performance and risk analysis); TIBCO Software Inc./Spotfire Division (as needed to evaluate and develop portfolio reporting software); Curcio Webb, LLC (as needed for evaluation and research purposes); Fidelity Investments (as needed to evaluate Pioneer funds); Egan Jones Ratings Company (as needed in order to evaluate and select Nationally Recognized Statistical Rating Organizations (NRSROs)); and DBRS Limited (as needed in order to evaluate and select NRSROs).


Compliance with the funds' portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund's statement of additional information.

The funds' portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the funds' custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the funds, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of a fund's portfolio holdings information.


In addition, the funds make their portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws. Form N-Q is filed with the SEC within sixty (60) days after the end of a fund's first and third fiscal quarters. Form N-CSR is filed with the SEC within ten (10) days after the transmission to shareholders of a fund's annual or semi-annual report, as applicable.


INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT POLICIES. The fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or

2.   more than 50% of the outstanding shares of the fund.

The fund's fundamental policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not make any investment if, as a result, the fund's investments will be concentrated in any one industry.


With respect to the fundamental policy relating to borrowing money set forth in
(1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose, and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes (the fund's total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund's investment portfolio is known as "leveraging." Borrowing, especially when used for leverage, may cause the value of a fund's shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund's net investment income in any given period. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.


A fund may pledge its assets and guarantee the securities of another company without limitation, subject to the fund's investment policies (including the fund's fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the fund's policies on senior securities. If the fund were to pledge its assets, the fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the fund's Board and Pioneer regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff's position on this issue has changed.


With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund's underwriting commitments, when added to the value of the fund's investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund's manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund has obtained exemptive relief from the SEC to make short-term loans to other Pioneer funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed in this Statement of Additional Information under "Interfund Lending". The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending, however no lending activity is without risk. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, "senior securities" are defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose. A fund also may borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund's outstanding shares through leveraging. Leveraging of a fund's portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund's net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in
(7) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC staff has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; with respect to tax-exempt funds that invest 80% of their assets in tax-exempt securities, securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the fund may rely upon available industry classifications. As of the date of the SAI, the fund relies on the MSCI Global Industry Classification Standard (GICS) classifications.

The fund's fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

NON-FUNDAMENTAL INVESTMENT POLICY. The following policy is non-fundamental and may be changed by a vote of the Board of Trustees without approval of shareholders.


The fund may not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other Pioneer funds, in each case without being subject to the limitations discussed above under "Other Investment Companies" so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G). The fund has adopted this non-fundamental policy in order that the fund may be a permitted investment of the series of Pioneer Ibbotson Asset Allocation Series and Pioneer Ibbotson Asset Allocation Series VCT Portfolios, which invest all of their assets in other investment companies. If the series of Pioneer Ibbotson Asset Allocation Series or Pioneer Ibbotson Asset Allocation Series VCT Portfolios do not invest in the fund, then this non-fundamental restriction will not apply.

DIVERSIFICATION

The fund is currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of the fund's total assets, (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.

3.   TRUSTEES AND OFFICERS


The fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

                                         TERM OF OFFICE                                       OTHER DIRECTORSHIPS HELD BY
NAME, AGE AND          POSITION HELD     AND LENGTH OF                                          TRUSTEE DURING PAST FIVE
ADDRESS                WITH THE FUND        SERVICE               PRINCIPAL OCCUPATION                   YEARS
------------------- ------------------ ------------------ ---------------------------------- -----------------------------
INTERESTED TRUSTEES:

John F. Cogan,      Chairman of the    Trustee since      Non-Executive Chairman and a       None
Jr. (84)*           Board, Trustee     2003. Serves       Director of Pioneer Investment
                    and President      until a            Management USA Inc. ("PIM-USA");
                                       successor          Chairman and a Director of
                                       trustee is         Pioneer; Chairman and Director
                                       elected or         of Pioneer Institutional Asset
                                       earlier            Management, Inc. (since 2006);
                                       retirement or      Director of Pioneer Alternative
                                       removal.           Investment Management Limited
                                                          (Dublin); President and a
                                                          Director of Pioneer Alternative
                                                          Investment Management (Bermuda)
                                                          Limited and affiliated funds;
                                                          Deputy Chairman and a Director
                                                          of Pioneer Global Asset
                                                          Management S.p.A. ("PGAM")
                                                          (until April 2010); Director of
                                                          PIOGLOBAL Real Estate Investment
                                                          Fund (Russia) (until June 2006);
                                                          Director of Nano-C, Inc. (since
                                                          2003); Director of Cole
                                                          Management Inc. (since 2004);
                                                          Director of Fiduciary
                                                          Counseling, Inc.; President and
                                                          Director of Pioneer Funds
                                                          Distributor, Inc. ("PFD") (until
                                                          May 2006); President of all of
                                                          the Pioneer Funds; and Of
                                                          Counsel, Wilmer Cutler Pickering
                                                          Hale and Dorr LLP

Daniel K.           Trustee and        Trustee since      Director, CEO and President of     None
Kingsbury (52)*     Executive Vice     2007. Serves       PIM-USA (since February 2007);
                    President          until a            Director and President of
                                       successor          Pioneer and Pioneer
                                       trustee is         Institutional Asset Management,
                                       elected or         Inc. (since February 2007);
                                       earlier            Executive Vice President of all
                                       retirement or      of the Pioneer Funds (since
                                       removal.           March 2007); Director of PGAM
                                                          (2007-2010); Head of New Europe
                                                          Division, PGAM (2000-2005); Head
                                                          of New Markets Division, PGAM
                                                          (2005-2007)

INDEPENDENT TRUSTEES:

David R. Bock (67)       Trustee       Trustee since      Managing Partner, Federal City     Director of Enterprise
                                       2005. Serves       Capital Advisors (corporate        Community Investment, Inc.
                                       until a            advisory services company)         (privately-held affordable
                                       successor          (1997-2004 and 2008-present);      housing finance company)
                                       trustee is         Interim Chief Executive Officer,   (1985-2010); Director of
                                       elected or         Oxford Analytica, Inc.             Oxford Analytica, Inc.
                                       earlier            (privately-held research and       (2008-present); Director of
                                       retirement or      consulting company) (2010);        The Swiss Helvetia Fund,
                                       removal.           Executive Vice President and       Inc. (closed-end fund)
                                                          Chief Financial Officer, I-trax,   (2010-present); Director of
                                                          Inc. (publicly traded health       New York Mortgage Trust
                                                          care services company)             (publicly-traded mortgage
                                                          (2004-2007); Executive Vice        REIT) (2004-2009)
                                                          President and Chief Financial
                                                          Officer, Pedestal Inc.
                                                          (internet-based mortgage trading
                                                          company (2000-2002)

Mary K. Bush (62)        Trustee       Trustee since      Chairman, Bush International,      Director of Marriott
                                       2003. Serves       LLC (international financial       International, Inc.
                                       until a            advisory firm) (1991-present);     (2008-present); Director of
                                       successor          Senior Managing Director, Brock    Discover Financial Services
                                       trustee is         Capital Group, LLC (strategic      (credit card issuer and
                                       elected or         business advisors)                 electronic payment
                                       earlier            (2010-present); Managing           services) (2007-present);
                                       retirement or      Director, Federal Housing          Former Director of Briggs &
                                       removal.           Finance Board (oversight of        Stratton Co. (engine
                                                          Federal Home Loan Bank system)     manufacturer) (2004-2009);
                                                          (1989-1991); Vice President and    Former Director of UAL
                                                          Head of International Finance,     Corporation (airline
                                                          Federal National Mortgage          holding company)
                                                          Association (1988-1989); U.S.      (2006-2010); Director of
                                                          Alternate Executive Director,      ManTech International
                                                          International Monetary Fund        Corporation (national
                                                          (1984-1988); Executive Assistant   security, defense, and
                                                          to Deputy Secretary of the U.S.    intelligence technology
                                                          Treasury, U.S. Treasury            firm) (2006-present);
                                                          Department (1982-1984); Vice       Member, Board of Governors,
                                                          President and Team Leader in       Investment Company
                                                          Corporate Banking, Bankers Trust   Institute (2007-present);
                                                          Co. (1976-1982)                    Member, Board of Governors,
                                                                                             Independent Directors
                                                                                             Council (2007-present);
                                                                                             Former Director of Brady
                                                                                             Corporation (2000-2007);
                                                                                             Former Director of Mortgage
                                                                                             Guaranty Insurance
                                                                                             Corporation (1991-2006);
                                                                                             Former Director of
                                                                                             Millennium Chemicals, Inc.
                                                                                             (commodity chemicals)
                                                                                             (2002-2005); Former
                                                                                             Director, R.J. Reynolds
                                                                                             Tobacco Holdings, Inc.
                                                                                             (tobacco) (1999-2005);
                                                                                             Former Director of Texaco,
                                                                                             Inc. (1997-2001)

Benjamin M. Friedman     Trustee       Trustee since      William Joseph Maier Professor     Trustee, Mellon
(66)                                   2008. Serves       of Political Economy, Harvard      Institutional Funds
                                       until a            University (1972-present)          Investment Trust and Mellon
                                       successor                                             Institutional Funds Master
                                       trustee is                                            Portfolio (oversaw 17
                                       elected or                                            portfolios in fund complex)
                                       earlier                                               (1989-2008)
                                       retirement or
                                       removal

Margaret B.W. Graham     Trustee       Trustee since      Founding Director,                 None
(63)                                   2003. Serves       Vice-President and Corporate
                                       until a            Secretary, The Winthrop Group,
                                       successor          Inc. (consulting firm) (1982 -
                                       trustee is         present); Desautels Faculty of
                                       elected or         Management, McGill University
                                       earlier            (1999-present); and Manager of
                                       retirement or      Research Operations and
                                       removal.           Organizational Learning, Xerox
                                                          PARC, Xerox's Advance Research
                                                          Center (1990-1994)

Thomas J. Perna (60)     Trustee       Trustee since      Chief Executive Officer,           Director, Broadridge
                                       2006. Serves       Quadriserv, Inc. (technology       Financial Solutions, Inc.
                                       until a            products for securities lending    (investor communications
                                       successor          industry) (2008-present);          and securities processing
                                       trustee is         Private investor (2004-2008);      provider for financial
                                       elected or         and Senior Executive Vice          services industry)
                                       earlier            President, The Bank of New York    (2009-present); Director,
                                       retirement or      (financial and securities          Quadriserv, Inc.
                                       removal.           services) (1986-2004)              (2005-present)

Marguerite A. Piret      Trustee       Trustee since      President and Chief Executive      Director of New America
(62)                                   2003. Serves       Officer, Newbury, Piret &          High Income Fund, Inc.
                                       until a            Company, Inc. (investment          (closed-end investment
                                       successor          banking firm) (1981-present)       company) (2004-present);
                                       trustee is                                            Member, Board of Governors,
                                       elected or                                            Investment Company
                                       earlier                                               Institute (2000-2006)
                                       retirement or
                                       removal.

FUND OFFICERS:

                                                                                             OTHER DIRECTORSHIPS HELD BY
                                                                                             THIS OFFICER

Christopher J.      Secretary          Since 2010.        Vice President and Associate       None
Kelley (46)                            Serves at the      General Counsel of Pioneer since
                                       discretion of      January 2008 and Secretary of
                                       the Board          all of the Pioneer Funds since
                                                          June 2010; Assistant Secretary
                                                          of all of the Pioneer Funds from
                                                          September 2003 to May 2010; Vice
                                                          President and Senior Counsel of
                                                          Pioneer from July 2002 to
                                                          December 2007

Carol B. Hannigan   Assistant          Since 2010.        Fund Governance Director of        None
(50)                Secretary          Serves at the      Pioneer since December 2006 and
                                       discretion of      Assistant Secretary of all the
                                       the Board          Pioneer Funds since June 2010;
                                                          Manager-Fund Governance of
                                                          Pioneer from December 2003 to
                                                          November 2006; Senior Paralegal
                                                          of Pioneer from January 2000 to
                                                          November 2003.

Thomas Reyes (48)   Assistant          Since 2010.        Counsel of Pioneer since June      None
                    Secretary          Serves at the      2007 and Assistant Secretary of
                                       discretion of      all the Pioneer Funds since June
                                       the Board          2010; Vice President and Counsel
                                                          at State Street Bank from
                                                          October 2004 to June 2007

Mark E. Bradley     Treasurer          Since 2008.        Vice President-Fund Accounting,    None
(51)                                   Serves at the      Administration and
                                       discretion of      Controllership Services of
                                       the Board          Pioneer; and Treasurer of all of
                                                          the Pioneer Funds since March
                                                          2008; Deputy Treasurer of
                                                          Pioneer from March 2004 to
                                                          February 2008; Assistant
                                                          Treasurer of all of the Pioneer
                                                          Funds from March 2004 to
                                                          February 2008; and Treasurer and
                                                          Senior Vice President, CDC IXIS
                                                          Asset Management Services from
                                                          2002 to 2003

Luis I. Presutti    Assistant          Since 2003.        Assistant Vice President - Fund    None
(45)                Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Controllership Services of
                                       the Board          Pioneer; and Assistant Treasurer
                                                          of all of the Pioneer Funds

Gary Sullivan (52)  Assistant          Since 2003.        Fund Accounting Manager - Fund     None
                    Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Controllership Services of
                                       the Board          Pioneer; and Assistant Treasurer
                                                          of all of the Pioneer Funds

David F. Johnson    Assistant          Since 2009.        Fund Administration Manager -      None
(31)                Treasurer          Serves at the      Fund Accounting, Administration
                                       discretion of      and Controllership Services
                                       the Board          since November 2008 and
                                                          Assistant Treasurer of all of
                                                          the Pioneer Funds since January
                                                          2009; Client Service Manager -
                                                          Institutional Investor Services
                                                          at State Street Bank from March
                                                          2003 to March 2007

Jean M. Bradley     Chief Compliance   Since 2010.        Chief Compliance Officer of        None
(58)                Officer            Serves at the      Pioneer and of all the Pioneer
                                       discretion of      Funds since March 2010; Director
                                       the Board          of Adviser and Portfolio
                                                          Compliance at Pioneer since
                                                          October 2005; Senior Compliance
                                                          Officer for Columbia Management
                                                          Advisers, Inc. from October 2003
                                                          to October 2005



* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.

The Board of Trustees is responsible for overseeing the fund's management and operations. The Chairman of the Board is the principal executive officer of the fund and an Interested Trustee. Independent Trustees constitute 75% of the Board. During the most recent fiscal year, the Board of Trustees held 7 meetings. Each Trustee attended at least 75% of such meetings.

The Trustees were selected to join the Board based upon the following as to each Board member: such person's character and integrity; such person's willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an "interested person" as defined under the 1940 Act; and, as to each of Mr. Cogan and Mr. Kingsbury, his association with Pioneer. Each of the Independent Trustees also was selected to join the Board based on the criteria and principles set forth in the Nominating Committee Charter. In evaluating a Trustee's prospective service on the Board, the Trustee's experience in, and ongoing contributions toward, overseeing the fund's business as a Trustee also are considered. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Bock, accounting, financial, business and public company experience as a chief financial officer and an executive officer and experience as a board member of other organizations; Ms. Bush, banking, financial, governmental, international and entrepreneurial experience as an executive and experience as a board member of other organizations; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Ms. Graham, academic leadership, experience in business, finance and management consulting; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Ms. Piret, accounting, financial and entrepreneurial experience as an executive, valuation experience and investment company board experience; and each of Mr. Cogan and Mr. Kingsbury, investment management experience as an executive and leadership roles with Pioneer and its affiliates. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the fund.

The Trust's Amended and Restated Agreement and Declaration of Trust provides that the appointment, designation (including in any proxy or registration statement or other document) of a Trustee as an expert on any topic or in any area, or as having experience, attributes or skills in any area, or any other appointment, designation or identification, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated, or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.

The Board of Trustees has five standing committees: the Governance Committee, the Audit Committee, the Nominating Committee, the Policy Administration Committee and the Valuation Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees. The Board currently does not have a lead Independent Trustee.

The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board has determined that delegation to the committees of specified oversight responsibilities helps ensure that the fund has effective and independent governance and oversight. The Board further has determined that its leadership structure is appropriate given Pioneer's role with respect to the fund's investment and business operations. The Board also believes that its leadership structure, as aided by the Chairman's experience and capabilities, serves to facilitate the orderly and efficient flow of information to the Independent Trustees from management and otherwise enhance the Board's oversight role.

During the most recent fiscal year, the Governance, Audit, Nominating, Policy Administration, and Valuation Committees held 14, 7, 0, 5 and 5 meetings, respectively.

GOVERNANCE COMMITTEE: David R. Bock, Mary K. Bush, Benjamin M. Friedman, Margaret B.W. Graham (Chair), Thomas J. Perna and Marguerite A. Piret.

The Governance Committee is comprised of all of the Independent Trustees. The Governance Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the fund's advisory agreement and other related party contracts. The Governance Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.

From time to time, the Governance Committee considers the composition and number of Trustees appropriate to be carrying out their responsibilities. When the Governance Committee determines that the Board should consider an additional Trustee or Trustees, the Nominating Committee is charged with identifying and evaluating potential Independent Trustee candidates with experience, qualifications, attributes and skills contemplated by the Nominating Committee Charter. From time to time, the Governance Committee also has added as specific criteria experience or skills that the Governance Committee believed, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of anticipated retirements, changing business conditions and regulatory or other developments, would maintain or enhance the effectiveness of the Independent Trustees' oversight of the fund's affairs.

AUDIT COMMITTEE: David R. Bock (Chair), Benjamin M. Friedman and Marguerite A. Piret.

The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the fund, oversees the quality and integrity of the fund's financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the fund's independent registered public accounting firm, reviews and evaluates the accounting firm's qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the fund's accounting firm and all permissible non-audit services provided by the fund's accounting firm to Pioneer and any affiliated service providers of the fund if the engagement relates directly to the fund's operations and financial reporting.

NOMINATING COMMITTEE: Mary K. Bush (Chair), Benjamin M. Friedman, Margaret B.W. Graham and Marguerite A. Piret.

The Nominating Committee screens potential candidates for Independent Trustees. The Nominating Committee does not have a formal policy for considering trustee nominees submitted by the fund's shareholders. Nonetheless, the Nominating Committee may, on an informal basis, consider any shareholder recommendations of nominees that it receives. The Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Nominating Committee will consider the following factors, among any others that it may deem relevant:

..    whether the person has a reputation for integrity, honesty and adherence to high ethical standards;

..    whether the person has demonstrated business acumen and ability to exercise sound judgment in matters that relate to the objectives of the fund and whether the person is willing and able to contribute positively to the decision-making process of the fund;

..    whether the person has a commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the fund and the responsibilities of a trustee of an investment company;

..    whether the person has the ability to understand the sometimes conflicting interests of the various constituencies of the fund and to act in the interests of all shareholders; and

..    whether the person has a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee.

POLICY ADMINISTRATION COMMITTEE: Mary K. Bush, Margaret B.W. Graham, and Thomas
J. Perna (Chair).

The Policy Administration Committee, among other things, oversees and monitors the fund's compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the fund's internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the fund's policies and procedures.

VALUATION COMMITTEE: David R. Bock, Benjamin M. Friedman and Marguerite A. Piret (Chair).

The Valuation Committee, among other things, determines with Pioneer the value of securities under certain circumstances and considers other matters with respect to the valuation of securities, in each case in accordance with the fund's valuation procedures.

OVERSIGHT OF RISK MANAGEMENT

Consistent with its responsibility for oversight of the fund in the interests of shareholders, the Board of Trustees oversees risk management of the fund's investment management and business operations. In performing this oversight function, the Board considers various risks and risk management practices relating to the fund. The Board has delegated certain aspects of its risk oversight responsibilities to the committees.

The fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund. Under the overall supervision of the Board or the applicable committee of the Board, the fund, or Pioneer, the fund's sub-adviser, and the affiliates of Pioneer and the fund's sub-adviser, or other service providers to the fund employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund's and Pioneer's chief compliance officer and Pioneer's chief risk officer and director of internal audit, as well as various personnel of the sub-adviser and other service providers such as the fund's independent registered public accounting firm, make periodic reports to the applicable committee or to the

Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information. Most of the fund's investment management and business operations are carried out by or through Pioneer, its affiliates, the fund's sub-adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. The Trustees recognize that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund's goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the fund or Pioneer and its affiliates or other service providers. As a result of the foregoing and other factors, the fund's ability to manage risk is subject to substantial limitations.

In addition, it is important to note that the fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

COMPENSATION OF OFFICERS AND TRUSTEES

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under "Annual Fees, Expense and Other Information-Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

..    each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

..    the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

..    the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses these funds for the fees paid to the Interested Trustees.

See "Compensation of Officers and Trustees" in "Annual Fee, Expense and Other Information."

SALES LOADS

The fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.

OTHER INFORMATION


The Amended and Restated Agreement and Declaration of Trust provides that no Trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Amended and Restated Agreement and Declaration of Trust requires the fund to indemnify each Trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended and Restated Agreement and Declaration of Trust extends to Trustees, officers and employees of the fund the full protection from liability that the law allows.




SHARE OWNERSHIP. See "Annual Fee, Expense and Other Information" for information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.

PROXY VOTING POLICIES. Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners without charge at http://www.pioneerinvestments.com and on the SEC's website at http://www.sec.gov. The fund's proxy voting policies and procedures are attached as "Appendix B."

4.   INVESTMENT ADVISER


The fund has entered into an amended and restated management agreement (hereinafter, the "management contract") with Pioneer, effective July 1, 2008, pursuant to which Pioneer acts as the fund's investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredit. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredit's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.


Pioneer has engaged Oak Ridge Investments, LLC (as defined above "Oak Ridge" or the "subadviser") to act as the fund's subadviser. As the fund's investment adviser, Pioneer oversees the fund's operations and supervises Oak Ridge, which is responsible for the day-to-day management of the fund's portfolio (see "Investment Subadviser" below). Except as otherwise provided under "Investment Subadviser" below, Pioneer also maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act. Pursuant to the management contract, Pioneer assumes no responsibility other than to render the services called for under the management contract, in good faith, and Pioneer will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the fund. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract. The management contract requires Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the management contract, and except as specifically stated therein, Pioneer is not responsible for any of the fund's ordinary and extraordinary expenses.

ADVISORY FEE. As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.75% of the fund's average daily net assets up to $1 billion and 0.70% on assets over $1 billion. The fee is accrued daily and paid monthly.


EXPENSE LIMIT. Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, and brokerage commissions) to the extent required to reduce fund expenses to 1.20%, 2.10%, 2.10% and 1.45% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. Class Y shares do not have an expense limitation. These expense limitations are in effect through April 1, 2012. There can be no assurance that Pioneer will extend the expense limitation beyond April 1, 2012. While in effect, the arrangement may be terminated for a class only by agreement of Pioneer and the Board of Trustees.


Prior to April 1, 2006, the expense limitation for Class R shares was 1.55% of the average daily net assets attributable to Class R shares.


INVESTMENT SUBADVISER. As described in the prospectus, Oak Ridge serves as the fund's investment subadviser with respect to a portion of the fund's assets that Pioneer designates from time to time. With respect to the current fiscal year, Pioneer anticipates that it will designate Oak Ridge as being responsible for the management of all of the fund's assets, with the exception of the fund's cash balances, which will be invested by Pioneer. Oak Ridge will, among other things, continuously review and analyze the investments in the fund's portfolio and, subject to the supervision of Pioneer, manage the investment and reinvestment of the fund's assets, with the exception of the fund's cash balances, which will be invested by Pioneer. Oak Ridge, a Delaware limited liability company, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Oak Ridge was established in 1989 and had approximately $2.9 billion in assets under management as of December 31, 2010. Oak Ridge's principal place of business is located at 10 South LaSalle Street, Chicago, IL 60603. On January 3, 2005, PIM-USA acquired a 49% ownership interest in Oak Ridge from the existing members of Oak Ridge. As part of the acquisition, PIM-USA also obtained the right to purchase from the existing members of Oak Ridge (i) an additional 11% ownership interest in Oak Ridge two years from the date on which the acquisition is consummated, and (ii) the remaining ownership interest 12 years from the date on which the acquisition is consummated. Consequently, the acquisition provided PIM-USA the right to own 100% of Oak Ridge over time. PIM-USA had not exercised such rights as of the date of this statement of additional information. PIM-USA is the direct parent of Pioneer.


Pioneer and Oak Ridge have entered into a subadvisory contract, dated as of January 3, 2005, pursuant to which Oak Ridge has agreed, among other things, to:

..    comply with the provisions of the fund's Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objectives, policies and restrictions of the fund;

..    cause the fund to comply with the requirements of Subchapter M of the Code for qualification as a regulated investment company;

..    comply with any policies, guidelines, procedures and instructions as
     Pioneer may from time to time establish;

..    be responsible for voting proxies and acting on other corporate actions as may be requested by Pioneer;

..    maintain separate books and detailed records of all matters pertaining to the portion of the fund's assets advised by Oak Ridge required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided hereunder with respect to the fund;

..    ensure that its Access Persons comply in all respects with Oak Ridge's Code of Ethics, as in effect from time to time; and

..    furnish reports to the Trustees and Pioneer.

SUBADVISORY FEE. For its services, Oak Ridge is entitled to a subadvisory fee from Pioneer at an annual rate of the fund's average daily net assets as set forth below. The fee will be paid monthly in arrears. The fund does not pay a fee to Oak Ridge.

PIONEER OAK RIDGE LARGE CAP GROWTH FUND ASSETS                      RATE
----------------------------------------------                      ----
First $250 Million                                                  0.45%
Greater than $250 Million and less than or equal to $500 Million    0.40%
Greater than $500 Million and less than or equal to $750 Million    0.35%
Greater than $750 Million                                           0.30%

Pioneer has received an order from the SEC that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser.

The Trustees' approval of and the terms, continuance and termination of the subadvisory contract are governed by the 1940 Act. Pursuant to the subadvisory contract, the subadviser will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of the subadviser. The subadviser, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the subadvisory contract. The subadvisory agreement terminates if assigned and may be terminated without penalty upon not more than 60 days' nor less than 30 days' written notice to the other party or by vote of a majority of the fund's outstanding voting securities.

See the tables in "Annual Fee, Expense and Other Information" for management fees and investment sub-advisory fees paid during recently completed fiscal years.

ADMINISTRATION AGREEMENT. The fund has entered into an amended and restated administration agreement with Pioneer, effective July 1, 2008, pursuant to which Pioneer continues to act as the fund's administrator, performing certain accounting, administration and legal services for the fund. Pioneer is reimbursed for its cost of providing such services. The cost of providing these services is based on direct costs and costs of overhead, subject to review by the Board of Trustees. See "Annual Fee, Expense and Other Information" for fees the fund paid to Pioneer for administration and related services.

Under the terms of the amended and restated administration agreement with the fund, Pioneer pays or reimburses the fund for expenses relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any; (m) fees payable by the fund under management agreements and the administration agreement; and (n) extraordinary expenses. The fund shall also assume and pay any expense that the fund, Pioneer or any other agent of the fund may incur not listed above, and that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.

POTENTIAL CONFLICTS OF INTEREST. The fund is managed by Pioneer and the subadviser, each of which also serves as investment advisers to other mutual funds and other accounts (including separate accounts and unregistered products) including other Pioneer funds, with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund and these other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the accounts managed by Pioneer or the subadviser, including the fund, seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer or the subadviser decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other mutual funds or private accounts managed by Pioneer or the subadviser may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

PERSONAL SECURITIES TRANSACTIONS. The fund, Pioneer, PFD and the subadviser have each adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees, including, in the case of Pioneer's code, designated employees of PIML. Each code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. Each code is on public file with and available from the SEC.

5.   PRINCIPAL UNDERWRITER AND DISTRIBUTION PLAN

PRINCIPAL UNDERWRITER

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.

The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plan (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund. See "Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A shares.

See the tables under "Annual Fee, Expense and Other Information" for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A and Class C shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Pioneer's discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution.

DISTRIBUTION PLAN. The fund has adopted a distribution plan (the "Distribution Plan") pursuant to Rule l2b-1 under the 1940 Act with respect to its Class A, Class B, Class C, and Class R shares. The fund has not adopted a distribution plan with respect to its Class Y shares.

For each Class that has adopted a Distribution Plan, fees under the Distribution Plan may be used to make payments to one or more principal underwriters, broker-dealers, financial intermediaries (which may include banks) and other parties that enter into a distribution, selling or service agreement with respect to the shares of such Class (each of the foregoing, a "Service Party"). The fund, its principal underwriter or other parties also may incur expenses in connection with the distribution or marketing and sales of the fund's shares that may be paid or reimbursed by the fund. The aggregate amount in respect of such fees and expenses with respect to each Class shall be the amount calculated at a percentage per annum of the average daily net assets attributable to such Class as set forth below:

 CLASS    APPLICABLE PERCENTAGE PER ANNUM
-------   -------------------------------
Class A                0.25%
Class B                1.00%
Class C                1.00%
Class R                0.50%

Payments are made under the Distribution Plan for distribution services and other activities in respect of the sale of shares of the fund and to make payments for advertising, marketing or other promotional activity, and for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to Service Parties under the Distribution Plan for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided; provided, however, that the fees paid to a recipient with respect to a particular Class that may be used to cover expenses primarily intended to result in the sale of shares of that Class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under the Financial Industry Regulatory Authority ("FINRA") Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

The Distribution Plan also provides that the Service Parties may receive all or a portion of any sales charges paid by investors.

The Distribution Plan permits the fund to pay fees to the Service Parties as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Distribution Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund may pay the fees to the Service Parties until the Distribution Plan or any related distribution agreement is terminated or not renewed. In that event, a Service Party's expenses in excess of fees received or accrued through the termination date will be such Service Party's sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Distribution Plan for the fund, the Trustees will review the Distribution Plan and the expenses for each Class within the fund separately. The fund may participate in joint distribution activities with other Pioneer funds. The costs associated with such joint distribution activities are allocated to a fund based on the number of shares sold.

The Distribution Plan also recognizes that Pioneer, PFD or any other Service Party may make payments for distribution-related expenses out of its own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the Service Parties may from time to time use their own resources for distribution-related services, in addition to the fees paid under the Distribution Plan. The Distribution Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Distribution Plan but not subject to the maximum amounts set forth above.

Under its terms, the Distribution Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan. The Distribution Plan may not be amended to increase materially the amount of the service and distribution fees without shareholder approval, and all material amendments of the Distribution Plan also must be approved by the Trustees, including all of the Independent Trustees, in the manner described above. The Distribution Plan may be terminated with respect to a Class of the fund at any time, without penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of such Class of the fund (as defined in the 1940 Act).

See "Annual Fee, Expense and Other Information" for fund expenses under the Distribution Plan paid to PFD for the most recently completed fiscal year.

CLASS B SHARES. PFD pays the selling broker-dealer a commission on the sale of Class B shares equal to 3.75% of the amount invested. This commission is paid at the time of sale of the Class B shares. In order to be entitled to a commission, the selling broker-dealer must have entered into a sales agreement with PFD. Since PFD pays commissions to broker-dealers at the time of the sale of Class B shares but only receives compensation for such expenses over time through the distribution fee and CDSC, PFD may finance the payment of commissions to broker-dealers. In order to facilitate such financing, the fund has agreed that the distribution fee attributable to the Class B shares will not be terminated or modified (including a modification in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares (or the assets attributable to the Class B shares):

..    issued prior to the date of any termination or modification;

..    attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification; or

..    issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification.

The foregoing limitation does not apply to Class B shares issued after the termination or modification. The foregoing limitation on terminating or modifying the distribution fee attributable to the Class B shares also does not apply to a termination or modification:

..    to the extent required by a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of FINRA or an order of any court or governmental agency, in each case enacted, issued or promulgated after September 30, 1998;

..    if the fund (or any successor) terminates the Distribution Plan and all payments under the Distribution Plan and neither the fund (nor any successor) establishes another class of shares which has substantially similar characteristics to the Class B shares of the fund; or

..    at any time by the Board of Trustees. However, the Board of Trustees may
     terminate or modify the Class B Plan only if the fund and Pioneer agree that none of the fund, PFD or any of their affiliates will pay, after the date of termination or modification, a service fee with respect to the fund's Class B shares and the termination or modification of the distribution fee applies equally to all Class B shares outstanding from time to time.

In the underwriting agreement, the fund agrees that subsequent to the issuance of a Class B share, the fund will not waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B share, except:

..    as provided in the fund's prospectus or statement of additional information; or

..    as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of FINRA or any order of any court or governmental agency.

PFD pays a service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholders for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares. PFD may from time to time require that dealers, in addition to providing these services, meet certain criteria in order to receive service fees.

At the time of the sale of a Class B share, PFD also may advance to the broker-dealer, from PFD's own assets, the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. If such an advance is made, the broker-dealer would not receive any further service fee until the 13th month following the purchase of Class B shares. As compensation for advancing the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

CLASS C SHARES. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

SERVICE PLAN FOR CLASS R SHARES. The fund has adopted a service plan (the "Service Plan") with respect to its Class R shares under which the fund is authorized to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to plans or plan participants holding shares of the fund a service fee of up to 0.25% of the fund's average daily net assets attributable to Class R shares held by such plan participants. These services may include (a) acting, directly or through an agent, as the shareholder of record and nominee for all plan participants, (b) maintaining account records for each plan participant that beneficially owns Class R shares, (c) processing orders to purchase, redeem and exchange Class R shares on behalf of plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds, and (d) addressing plan participant questions regarding their accounts and the fund.

6.   SHAREHOLDER SERVICING/TRANSFER AGENT

The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PIMSS receives an annual fee of $24.75 for each shareholder account from the fund as compensation for the services described above. PIMSS is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.

7.   CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

8.   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, the fund's independent registered public accounting firm, provides audit services, tax return review services, and assistance and consultation with respect to filings with the SEC.

9.   PORTFOLIO MANAGEMENT

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2010. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.



                                                                                     NUMBER OF
                                                                                  ACCOUNTS MANAGED     ASSETS MANAGED
                                                                                      FOR WHICH          FOR WHICH
  NAME OF PORTFOLIO      TYPE OF ACCOUNT        NUMBER OF       TOTAL ASSETS       ADVISORY FEE IS    ADVISORY FEE IS
      MANAGER                               ACCOUNTS MANAGED       MANAGED        PERFORMANCE-BASED  PERFORMANCE-BASED
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
David M. Klaskin      Other Registered               1          $  745,000,000   N/A                N/A
                      Investment
                      Companies

                      Other Pooled                   0                       0   N/A                N/A
                      Investment Vehicles

                      Other Accounts             5,113          $1,795,000,000   N/A                N/A

                                                                                     NUMBER OF         ASSETS MANAGED
                                                                                  ACCOUNTS MANAGED       FOR WHICH
                                                                                      FOR WHICH         ADVISORY FEE
  NAME OF PORTFOLIO      TYPE OF ACCOUNT        NUMBER OF       TOTAL ASSETS       ADVISORY FEE IS           IS
      MANAGER                               ACCOUNTS MANAGED       MANAGED        PERFORMANCE-BASED  PERFORMANCE-BASED
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Robert G. McVicker    Other Registered               1         $  745,000,000    N/A                N/A
                      Investment
                      Companies

                      Other Pooled                   0                      0    N/A                N/A
                      Investment
                      Vehicles

                      Other Accounts             5,113         $1,795,000,000    N/A                N/A


POTENTIAL CONFLICTS OF INTEREST. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. The fund's investment subadviser also has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each situation in which a conflict might arise. See "Compensation of Portfolio Managers" below.

     . A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

     . A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

     . A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

     . A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

     . If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION OF PORTFOLIO MANAGERS. For the current fiscal year of the fund, each portfolio manager receives a base salary which is expected to constitute a substantial portion of their annual compensation for research and management of the fund and the other Oak Ridge accounts which they manage. Bonuses are awarded based in large part on the profitability of Oak Ridge (as described below). To the extent there are greater or fewer assets held in the fund as a result of performance, this would impact the portfolio management fees Oak Ridge would receive for managing the fund and thus, likely, its profitability. However, the compensation of the portfolio managers is not tied directly to the performance of the fund. Each of the portfolio managers is also a partial owner of Oak Ridge and as such the profitability of Oak Ridge also would have a corresponding proportional impact on the return, if any, received for their ownership of Oak Ridge.

For David M. Klaskin, a bonus may be paid if Oak Ridge is sufficiently profitable, at various levels of Oak Ridge revenue, and that bonus is expected to be paid on a formula basis based upon those two factors. For Robert G. McVicker, a bonus may be paid on a discretionary basis by Oak Ridge if Oak Ridge is sufficiently profitable overall, although factors in determining such bonus would include the efforts expended, results achieved overall and other typical characteristics used to evaluate executive contributions to a firm such as Oak Ridge.


SHARE OWNERSHIP BY PORTFOLIO MANAGERS. The following table indicates as of November 30, 2010 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.


NAME OF PORTFOLIO MANAGER   BENEFICIAL OWNERSHIP OF THE FUND*
-------------------------   ---------------------------------
David M. Klaskin            F
Robert G. McVicker          E

*    Key to Dollar Ranges

A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

10.  PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Oak Ridge, subject to Pioneer's supervision, pursuant to authority contained in the management contract and subadvisory agreement. Pioneer and Oak Ridge seek to obtain overall best execution on portfolio trades on behalf of the fund. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer and Oak Ridge consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer or Oak Ridge may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer or Oak Ridge over which they or their affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer or Oak Ridge determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer or Oak Ridge maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer or Oak Ridge are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer or Oak Ridge in rendering investment management services to the fund as well as other investment companies or other accounts managed by them, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer or Oak Ridge in carrying out their obligations to the fund. The receipt of such research enables each of them to avoid the additional expenses which might otherwise be incurred if they were to attempt to develop comparable information through their own staff.

The fund may participate in third-party brokerage and/or expense offset arrangements to reduce the fund's total operating expenses. Pursuant to third-party brokerage arrangements, the fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund's fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund's operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the fund's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See "Financial highlights" in the prospectus.

See the table in "Annual Fee, Expense and Other Information" for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's and Oak Ridge's performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

11.  DESCRIPTION OF SHARES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.

The fund is a series of Pioneer Series Trust I, a Delaware statutory trust. The Trustees have authorized the issuance of the following classes of shares of the fund, designated as Class A shares, Class B shares, Class C shares, Class R shares and Class Y shares. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

THE TRUST

The Trust's operations are governed by the Amended and Restated Agreement and Declaration of Trust, dated as of July 1, 2008 (referred to in this section as the declaration). A copy of the Trust's Certificate of Trust dated as of July 30, 2003, as amended, is on file with the office of the Secretary of State of Delaware.

Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.

SHAREHOLDER VOTING

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of the fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

ELECTION AND REMOVAL OF TRUSTEES

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed at any time or for any reason by a majority of the board or by a majority of the outstanding shareholders of the Trust.

AMENDMENTS TO THE DECLARATION

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

ISSUANCE AND REDEMPTION OF SHARES

The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder's shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

DISCLOSURE OF SHAREHOLDER HOLDINGS

The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

SMALL ACCOUNTS

The declaration provides that the fund may close out a shareholder's account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

SERIES AND CLASSES

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

SHAREHOLDER, TRUSTEE AND OFFICER LIABILITY

The declaration provides that shareholders are not personally liable for the obligations of the fund and requires a fund to indemnify a shareholder against liability arising solely from the shareholder's ownership of shares in the fund. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that no trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The declaration requires the fund to indemnify each trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The declaration extends to trustees, officers and employees of the fund the full protection from liability that the law allows.


The declaration provides that the appointment, designation or identification of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment, designation or identification shall not impose any heightened standard of care or liability on such trustee.


DERIVATIVE ACTIONS

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund's trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund's costs, including attorneys' fees.

The declaration further provides that the fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Boston, Massachusetts, or if not permitted to be brought in federal court, then in state court in Boston, Massachusetts, and that shareholders have no right to jury trial for such actions.

12.  SALES CHARGES

The fund continuously offers the following classes of shares: Class A, Class B, Class C, Class R and Class Y, as described in the prospectus. The fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the prospectus.

CLASS A SHARE SALES CHARGES

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                  SALES CHARGE AS A % OF
                                  ----------------------
                                  OFFERING    NET AMOUNT      DEALER
AMOUNT OF PURCHASE                  PRICE      INVESTED    REALLOWANCE
------------------                --------    ----------   -----------
Less than $50,000                   5.75         6.10          5.00
$50,000 but less than $100,000      4.50         4.71          4.00
$100,000 but less than $250,000     3.50         3.63          3.00
$250,000 but less than $500,000     2.50         2.56          2.00
$500,000 or more                    0.00         0.00       see below

The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other

Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.

No sales charge is payable at the time of purchase on investments of $500,000 or more, or for purchases by participants in employer-sponsored retirement plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:

ACCOUNTS OTHER THAN EMPLOYER-SPONSORED RETIREMENT PLANS

1.00%   Up to $4 million
0.50%   Next $46 million
0.25%   Over $50 million

EMPLOYER-SPONSORED RETIREMENT PLANS

0.50%   Up to $50 million
0.25%   Over $50 million

These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by employer-sponsored retirement plans with at least $500,000 in total plan assets (or that has 1,000 or more eligible participants for employer-sponsored retirement plans with accounts established with Pioneer on or before March 31,
2004) will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase.

If an investor eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge, Class A shares may be selected where the investor does not require the distribution and account services needs typically required by Class R share investors and/or the broker-dealer has elected to forgo the level of compensation that Class R shares provides.

LETTER OF INTENT ("LOI"). Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PIMSS within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PIMSS, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PIMSS your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI. Any share class for which no sales charge is paid cannot be included under the LOI.

If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount that would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PIMSS, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

CLASS B SHARES

Effective December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except for reinvestment of dividends and/or capital gains distributions and exchanges for Class B shares of other Pioneer funds. You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within five years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. In processing redemptions of Class B shares, the fund will first redeem shares not subject to any CDSC and then shares held longest during the five-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                        CDSC AS A % OF DOLLAR
YEAR SINCE PURCHASE    AMOUNT SUBJECT TO CDSC
-------------------    ----------------------
First                            4.0
Second                           4.0
Third                            3.0
Fourth                           2.0
Fifth                            1.0
Sixth and thereafter             0.0

Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the fund remain subject to any CDSC that applied to the shares you originally purchased.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

Class B shares will automatically convert into Class A shares eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares over time in the same proportion as other shares held in the account. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for U.S. federal income tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

CLASS C SHARES

You may buy Class C shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.

In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the longest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

CLASS R SHARES

You may buy Class R shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge or CDSC.

Class R shares are available to certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R shares also are available to individual retirement account rollovers from eligible retirement plans that offered one or more Pioneer funds as investment options. Class R shares generally are not available to non-retirement accounts, traditional and Roth IRA's, Coverdell Education Savings Accounts, SEP's, SAR-SEP's, Simple IRA's, individual 403(b)'s or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974.

Investors that are eligible to purchase Class R shares may also be eligible to purchase other share classes. Your investment professional can help you determine which class is appropriate. You should ask your investment professional if you qualify for a waiver of sales charges on another class and take that into consideration when selecting a class of shares. Your investment firm may receive different compensation depending upon which class is chosen.

CLASS Y SHARES

No front-end, deferred or asset based sales charges are applicable to Class Y shares.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Pioneer or one or more of its affiliates (collectively, "Pioneer Affiliates") may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Pioneer funds. Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Pioneer funds. These additional payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Pioneer funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Pioneer negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Pioneer funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Pioneer Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary's costs. In this context, "financial intermediary" includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with a Pioneer Affiliate.

A financial intermediary's receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pioneer funds over other mutual funds or cooperate with the distributor's promotional efforts. The receipt of additional compensation for Pioneer Affiliates may be an important consideration in a financial intermediary's willingness to support the sale of the Pioneer funds through the financial intermediary's distribution system. Pioneer Affiliates are motivated to make the payments described above since they promote the sale of Pioneer fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pioneer Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients' accounts, Pioneer Affiliates benefit from the incremental management and other fees paid to Pioneer Affiliates by the funds with respect to those assets.

REVENUE SHARING PAYMENTS. Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of Pioneer funds. The benefits Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary's sales system, participation by the intermediary in the distributor's marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force), placement on the financial intermediary's preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial intermediary for including Pioneer funds in its fund sales system (on its "shelf space"). Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

The revenue sharing payments Pioneer Affiliates make may be calculated on sales of shares of Pioneer funds ("Sales-Based Payments"); although there is no policy limiting the amount of Sales-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.25% per annum of those assets. Such payments also may be calculated on the average daily net assets of the applicable Pioneer funds attributable to that particular financial intermediary ("Asset-Based Payments"); although there is no policy limiting the amount of Asset-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.15% per annum of those assets. Sales-Based Payments primarily create incentives to make new sales of shares of Pioneer funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Pioneer funds in investor accounts. Pioneer Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pioneer Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

OTHER PAYMENTS. From time to time, Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Pioneer funds. Such compensation provided by Pioneer Affiliates may include financial assistance to financial intermediaries that enable Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Pioneer Affiliates' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.


As of January 1, 2011, Pioneer anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the fund's prospectuses and statement of additional information:


AIG VALIC

ADP Retirement Services

Ameriprise Financial Services, Inc.
Associated Securities Corp.
AXA Advisors, LLC
Charles Schwab & Co., Inc.
Chevy Chase Securities, Inc.
Citigroup Global Markets Inc.
Commonwealth Financial Network
D.A. Davidson & Co.
Edward Jones
Ferris, Baker Watts Inc.
Fidelity Brokerage Services LLC
First Clearing, LLC
First Command Financial Planning, Inc.
GWFS Equities, Inc.
H.D. Investment Services
H&R Block Financial Advisors, Inc.
Hartford Securities Distribution Company, Inc.
Hewitt Financial Services LLC
ING
J.J.B. Hilliard, W.L Lyons, Inc.
Janney Montgomery Scott LLC
Jefferson National Securities Corporation
Legend Equities Corporation
Lincoln Investment Planning, Inc.
LPL Financial Corp.
Merrill Lynch & Co., Inc.
Mesirow Financial, Inc.
MetLife Securities Inc.

MML Investors Services, Inc.

Morgan Keegan & Co., Inc.
Morgan Stanley & Co., Inc.
Mutual of Omaha Investor Services, Inc.
Mutual Service Corporation
N.I.S. Financial Services, Inc.
National Financial Services LLC
Nationwide Securities, Inc.
Northwestern Investment Services, LLC

NYLIFE Securities LLC

OneAmerica Securities, Inc.
Oppenheimer & Co., Inc.
Pershing LLC
PFS Investments Inc

PNC Investments

Prudential Financial
Primevest Financial Services, Inc.
Raymond James Financial Services, Inc.
RBC Dain Rauscher Inc.
Ridge Clearing & Outsourcing Solutions, Inc.
Robert W. Baird & Co., Inc.
Scott and Stringfellow, Inc.
Securities America, Inc.
Southwest Securities, Inc.
Sterne Agee & Leach, Inc.
Stifel Nicholas & Company, Inc.


Sungard Institutional Brokerage, Inc.

Symetra Investment Services, Inc.

TD Ameritrade, Inc.
T. Rowe Price Investment Services, Inc.

UBS Financial Services Inc.
Wachovia Securities
Waterstone Financial Group, Inc.
Wells Fargo Investments, LLC

Please contact your financial intermediary for details about any payments it receives from Pioneer Affiliates or the funds, as well as about fees and/or commissions it charges.

13.  REDEEMING SHARES


Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or otherwise as permitted by the rules of or by the order of the SEC.


Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

SYSTEMATIC WITHDRAWAL PLAN(S) ("SWP") CLASS A, CLASS B, CLASS C AND CLASS R. A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class B, Class C, and Class R share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PIMSS at 1-800-225-6292.

REINSTATEMENT PRIVILEGE (CLASS A AND CLASS B SHARES). Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A and Class B shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

14.  TELEPHONE AND ONLINE TRANSACTIONS

You may purchase, exchange or sell Class A, Class B or Class C shares by telephone or online. Class R and Class Y shares may not be purchased by telephone, and Class R and Class Y shareowners are not eligible for online transaction privileges. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on weekdays. (Class Y account holders should contact Pioneer's Group Plans Department at 1-800-665-8839 between 9:00 a.m. and 5:30 p.m.) Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFone(SM)"). YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE OR ONLINE TRANSACTION.

TELEPHONE TRANSACTION PRIVILEGES. To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

ONLINE TRANSACTION PRIVILEGES. If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:

..    For new accounts, complete the online section of the account application

..    For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

TELEPHONE AND WEBSITE ONLINE ACCESS. You may have difficulty contacting the fund by telephone or accessing www.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access www.pioneerinvestments.com or to reach the fund by telephone, you should communicate with the fund in writing.

FACTFONE(SM). FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone(SM) allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. Computer-assisted Class Y share telephone purchases, exchanges and redemptions and certain other FactFone(SM) features for Class Y shareholders are not currently available through FactFone(SM). YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). Call PIMSS for assistance.

FactFone(SM) allows shareholders to hear the following recorded fund information:

     .    net asset value prices for all Pioneer mutual funds;

     .    annualized 30-day yields on Pioneer's fixed income funds;

     . annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market funds; and

     .    dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFone(SM) represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of each class of shares (except for Pioneer Cash Reserves Fund, Pioneer Institutional Money Market Fund, Pioneer Tax Free Money Market Fund and Pioneer Treasury Reserves Fund, which each seek to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

15.  PRICING OF SHARES

The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.

The fund generally values its portfolio securities using closing market prices or readily available market quotations, or, when closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities in accordance with procedures approved by the fund's Trustees. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. The fund also may use fair value pricing methods to value its securities, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. Valuing securities using fair value methods may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund. In connection with making fair value determinations of the value of fixed income securities, the fund's Trustees may use a pricing matrix. The prices used for these securities may differ from the amounts received by the fund upon sale of the securities, and these differences may be substantial. Cash equivalent securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.

The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. The fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B, Class C, Class R and Class Y shares are offered at net asset value without the imposition of an initial sales charge (Class B and Class C shares may be subject to a CDSC).

16.  TAX STATUS

The fund is treated as a separate entity for U.S. federal income tax purposes. The fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code)(the "90% income test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the "check-the-box" regulations) will generally pass through to the fund. Consequently, in order to qualify as a regulated investment company, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.


If, for any taxable year, the fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, the fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.


Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund generally distributes any net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.


Unless a shareholder specifies otherwise, all distributions from the fund to that shareholder will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, for taxable years beginning on or before December 31, 2012, if certain conditions are met, as "qualified dividend income," taxable to individual and certain other noncorporate shareholders at a maximum 15% U.S. federal income tax rate.

For taxable years beginning on or before December 31, 2012, dividend income distributed to individual and certain other noncorporate shareholders will qualify for the maximum 15% U.S. federal income tax rate on dividends to the extent that such dividends are attributable to "qualified dividend income." Qualified dividend income generally means dividend income received from the fund's investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholders. If 95% or more of the fund's gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the fund may report all distributions of such income as qualified dividend income. For taxable years beginning after December 31, 2012, dividend income will be taxable at ordinary income tax rates.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the fund from REITs generally are not expected to qualify for treatment as qualified dividend income.


A dividend that is attributable to qualified dividend income of the fund that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.


Certain dividends received by the fund from U.S. corporations (generally, dividends received by the fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.


Distributions from net capital gains, if any, that are reported as capital gain dividends by the fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual and certain other noncorporate shareholders generally will qualify for reduced U.S. federal income tax rates (for taxable years beginning on or before December 31, 2012, a maximum rate of 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets) on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and, for taxable years beginning on or before December 31, 2012, qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum U.S. federal income tax rate on long-term capital gains will be 20% in taxable years beginning after December 31, 2012.


The U.S. federal income tax status of all distributions will be reported to shareholders annually.


For taxable years beginning after December 31, 2012, a 3.8% Medicare contribution tax will generally apply to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a "surviving spouse" for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax will also apply to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains will generally be taken into account in computing a shareholder's net investment income.


Although dividends generally will be treated as distributed when paid, any dividend declared by the fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated for certain purposes as paid by the fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company's undistributed income and gain subject to the 4% excise tax described above, such "spilled back" dividends are treated as paid by the regulated investment company when they are actually paid.


For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss from any taxable year that began on or before December 22, 2010 to offset its capital gains, if any, for up to eight years following the year of the loss. The fund is permitted to carry forward a net capital loss from any taxable year that began after December 22, 2010 to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and may not be distributed as such to shareholders. See "Annual Fee, Expense and Other Information" for the fund's available capital loss carryforwards. Generally, the fund may not carry forward any losses other than net capital losses. Under certain circumstances, the fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or to undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.


Gain may be increased (or loss reduced) upon a redemption of Class A shares of the fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment), without payment of an additional sales charge, of Class A shares of the fund or of another Pioneer fund (or any other shares of a Pioneer fund generally sold subject to a sales charge) before February 1 of the calendar year following the calendar year in which the original Class A shares were redeemed.


Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions, or on sales or exchanges of fund shares unless the fund shares are "debt-financed property" within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the fund.

A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test.

If the fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation's assets (computed based on average fair market value) either produce or are held for the production of passive income ("passive foreign investment companies"), the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A "qualified electing fund" election or a "mark to market" election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for the fund to make a qualified electing fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. The fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The fund may invest in or hold debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Federal income tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund.

Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries.

Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.


The fund is required to withhold (as "backup withholding") a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the fund (other than, for taxable years of the fund beginning on or before December 31, 2011, certain dividends reported by the fund as (i) interest-related dividends, to the extent such dividends are derived from the fund's "qualified net interest income," or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund's "qualified short-term gain") or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the fund. "Qualified net interest income" is the fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States.

Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax will apply to fund distributions and redemptions payable to such entities after December 31, 2012.

The fund does not expect to be a "United States real property holding corporation" as defined in Section 897(c)(2) of the Code. If the fund were to be classified as a United States real property holding corporation (or if it would be so classified, were it not for certain exceptions), then distributions made by the fund to non-U.S. shareholders might be subject to U.S. federal withholding tax, and non-U.S. shareholders might be required to file U.S. federal income tax returns to report distributions received from the fund.

Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

If, as anticipated, the fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

17.  FINANCIAL STATEMENTS


The fund's financial statements and financial highlights for the fiscal year ended November 30, 2010 appearing in the fund's annual report, filed with the SEC on January 28, 2011 (Accession No. 0000078713-11-000005) are incorporated by reference into this statement of additional information. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.


The fund's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.

18.  ANNUAL FEE, EXPENSE AND OTHER INFORMATION

PORTFOLIO TURNOVER

The fund's annual portfolio turnover rate for the fiscal years ended November
30,


2010     2009

----     ----

31%      15%


SHARE OWNERSHIP


As of March 1, 2011, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of March 1, 2011:



RECORD HOLDER                                        SHARE CLASS   NUMBER OF SHARES   % OF CLASS
-------------                                        -----------   ----------------   ----------
                                                       CLASS A
UBS WM USA
Omni Account M/F                                                       926,054.347       14.13
Attn: Department Manager
499 Washington Boulevard
Stamford, CT  06901

Morgan Stanley Smith Barney                                            728,961.433       11.13
Harborside Financial Center
Plaza 2, 3rd Floor
Jersey City, NJ  07311

NFS LLC                                                                518,148.758        7.91
FEBO
Regions Bank DBA Kenneburt Co.
250 Riverchase Parkway East, Floor 5
Birmingham, AL  35244-1832

                                                       CLASS B

Pershing LLC                                                            43,085.375        6.67
One Pershing Plaza
Jersey City, NJ  07399-0001

Special Custody Account for the
Exclusive Benefit of its Customer                                       50,500.606        7.81
2801 Market Street
Saint Louis, MO 63103-2523

Merrill Lynch, Pierce, Fenner & Smith Incorporated                      59,446.327        9.20
For the Sole Benefit of its Customers
333 West 34th Street, 7th Floor
New York NY  10001-2402

                                                       CLASS C

Special Custody Account for the
Exclusive Benefit of its Customer                                      135,093.603        6.24
2801 Market Street
Saint Louis, MO 63103-2523

UBS WM USA                                                             120,791.475        5.58
Omni Account M/F
Attn: Department Manager
499 Washington Boulevard
Stamford, CT  06901

RBC Capital Markets LLC
Mutual Fund Omnibus Processing                                         163,714.493        7.57
Attn: Mutual Fund Ops Manager
510 Marquette Avenue
Minneapolis, MN  55402

Merrill Lynch, Pierce, Fenner & Smith Incorporated                     432,900.867       20.01
For the Sole Benefit of its Customers
Mutual Fund Administration
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

Citigroup Global Markets, Inc.                                         338,705.443       15.66
Attn: Peter Booth
333 West 34th Street, 7th Floor
New York, NY  10001-2402

                                                       CLASS R
American United Life
AUL Group Retirement Annuity                                            47,203.798       22.75
Separate Account
One American Square
Indianapolis, IN  46206

NFS LLC
FEBO Regions Bank DBA Kenneburt Co.                                     34,176.948       16.47
250 Riverchase Parkway East, Floor 5
Birmingham, AL  35244-1832

MG Trust Company
Custodian FBO                                                           12,240.612        5.90
REB Steel Equipment Corp. Employees
700 17th Street, Suite 300
Denver, CO  80202-3531

Frontier Trust Company
Architects, Planners and Conservators                                   43,473.468       20.95
P.O. Box 10758
Fargo, ND  58106-0758

Merrill Lynch, Pierce, Fenner & Smith Incorporated                      14,177.980        6.83
For the Sole Benefit of its Customers
Mutual Fund Administration
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

                                                       CLASS Y

NFS LLC
FEBO Regions Bank DBA Kenneburt Co.                                  2,255,252.167       60.64
250 Riverchase Parkway East, Floor 5
Birmingham, AL  35244-1832

NFS LLC
FEBO Regions Bank DBA Kenneburt Co.                                    474,877.571       12.77
250 Riverchase Parkway East, Floor 5
Birmingham, AL  35244-1832

Merrill Lynch, Pierce, Fenner & Smith Incorporated
For the Sole Benefit of its Customers                                  247,255.214        6.65
Mutual Fund Administration
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL  32246-6484


TRUSTEE OWNERSHIP OF SHARES OF THE FUND AND OTHER PIONEER FUNDS


The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2010. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2010. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2010. The dollar ranges in this table are in accordance with SEC requirements.

                                                AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                  IN ALL REGISTERED INVESTMENT COMPANIES
                       DOLLAR RANGE OF EQUITY   OVERSEEN BY TRUSTEE IN THE PIONEER FAMILY OF
NAME OF TRUSTEE        SECURITIES IN THE FUND                      FUNDS
--------------------   ----------------------   --------------------------------------------
INTERESTED TRUSTEES

John F. Cogan, Jr.                  None                        Over $100,000
Daniel K. Kingsbury                 None                        Over $100,000

INDEPENDENT TRUSTEES

David R. Bock               $1 - $10,000                        Over $100,000
Mary K. Bush                        None                        Over $100,000
Benjamin M. Friedman                None                        Over $100,000
Margaret B.W. Graham                None                        Over $100,000
Thomas J. Perna                     None                        Over $100,000
Marguerite A. Piret                 None                        Over $100,000


COMPENSATION OF OFFICERS AND TRUSTEES

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.


                                                 PENSION OR
                            AGGREGATE       RETIREMENT BENEFITS     TOTAL COMPENSATION FROM
                        COMPENSATION FROM    ACCRUED AS PART OF   THE FUND AND OTHER PIONEER
NAME OF TRUSTEE               FUND**           FUND EXPENSES                FUNDS**
---------------         -----------------   -------------------   --------------------------
INTERESTED TRUSTEES:

John F. Cogan, Jr.*         $  500.00               $0.00               $   26,400.00
Daniel K.Kingsbury          $    0.00               $0.00               $        0.00

INDEPENDENT TRUSTEES:

David R. Bock               $1,000.00               $0.00               $  186,700.00
Mary K. Bush                $1,000.00               $0.00               $  154,200.00
Benjamin M. Friedman        $1,000.00               $0.00               $  166,500.00
Margaret B.W. Graham        $1,000.00               $0.00               $  152,700.00
Thomas J. Perna             $1,000.00               $0.00               $  160,800.00
Marguerite A. Piret         $1,000.00               $0.00               $  166,800.02
                            ---------               -----               -------------
Total                       $6,500.00               $0.00               $1,014,100.02


* Under the management contract, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.


** For the fiscal year ended November 30, 2010. As of November 30, 2010, there were 57 U.S. registered investment portfolios in the Pioneer Family of Funds.

APPROXIMATE MANAGEMENT FEES THE FUND PAID OR OWED PIONEER

The following table shows the dollar amount of gross investment management fees incurred by the fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any. The data is for the past three fiscal years or shorter period if the fund has been in operation for a shorter period.

FOR THE FISCAL YEARS ENDED NOVEMBER 30,


                  2010         2009         2008
               ----------   ----------   ----------
Gross Fee      $1,298,501   $1,475,162   $4,408,457
  Incurred
Net Fee Paid   $1,298,501   $1,456,738   $4,165,186


FEES THE FUND PAID TO PIONEER UNDER THE ADMINISTRATION AGREEMENT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,


  2010      2009       2008
-------   --------   --------
$53,723   $101,095   $134,414


UNDERWRITING EXPENSES AND COMMISSIONS

FOR THE FISCAL YEARS ENDED NOVEMBER 30,


                                          2010       2009      2008
                                        --------   -------   --------
Approximate Net Underwriting            $ 11,361   $ 7,808   $ 12,114
  Expenses Retained by PFD
Approximate Commissions Reallowed to    $ 63,542   $43,720   $ 65,994
  Dealers (Class A shares)
Approximate Commissions Reallowed to    N/A        N/A       N/A
  Dealers (Class C shares)
Approximate Brokerage and               $100,804   $85,133   $363,178
  Underwriting Commissions (Portfolio
  Transactions)

FUND EXPENSES UNDER THE DISTRIBUTION PLAN

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2010



COMBINED PLAN    CLASS A PLAN    CLASS B PLAN    CLASS C PLAN    CLASS R PLAN
-------------    ------------    ------------    ------------    ------------
  $584,127         $211,847        $97,247         $263,862        $11,171



An estimate by category of the allocation of fees paid by each class of shares of the fund during the fiscal year ended November 30, 2010 is set forth in the following table:


ALLOCATION OF FUND EXPENSES UNDER THE DISTRIBUTION PLAN


          Payments to
           Servicing                    Sales      Printing
           Parties/1/   Advertising   Meetings   And Mailing     Total
          -----------   -----------   --------   -----------   --------
Class A     $209,887       $2,416      $8,860       $8,791     $229,954
Class B     $ 24,046       $    0      $    0       $    0     $ 24,046
Class C     $260,423       $  392      $1,371       $1,397     $263,583
Class R     $ 11,089       $   59      $  188       $  203     $ 11,539



/1/ Payments to Servicing Parties include Pioneer Funds Distributor, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the fund (annualized for the period ending December 31, 2010).

SECURITIES OF REGULAR BROKER-DEALERS

As of October 31, 2010, the fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):

- None


CDSCS


During the fiscal year ended November 30, 2010, the following CDSCs were paid to
PFD:
$16,857



CAPITAL LOSS CARRYFORWARDS AS OF NOVEMBER 30, 2010

At November 30, 2010, the fund had the following net capital loss carryforward:
$105,283,486

Of this, the following amounts will expire as indicated below, if not utilized:


2016   $38,807,913
----   -----------
2017   $66,475,573

19. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS/1/


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") SHORT-TERM RATINGS:


Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.


DESCRIPTION OF MOODY'S LONG-TERM CORPORATE RATINGS:

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.


AAA: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

AA: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

BAA: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

----------
/1/ The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

BA: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

CAA: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

CA: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers "1", "2", and "3" to each generic rating classification from "Aa" through "Caa". The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.


DESCRIPTION OF MOODY'S MEDIUM-TERM NOTE RATINGS:

Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. These long-term ratings are expressed on Moody's general long-term scale. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:


..    Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

..    Notes allowing for negative coupons, or negative principal;

..    Notes containing any provision that could obligate the investor to make any additional payments;

..    Notes containing provisions that subordinate the claim. For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.


STANDARD & POOR'S RATINGS GROUP'S LONG-TERM ISSUE CREDIT RATINGS:

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:


..    Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

..    Nature of and provisions of the obligation;

..    Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.


C: A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.


PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS:


Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.


A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

20.  APPENDIX B

                                  PROXY VOTING

POLICY

Each of Pioneer Investment Management, Inc. and Pioneer Institutional Asset Management, Inc. (collectively, "Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will seek to vote all proxies in accordance with this policy, which are presented in a timely manner.

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received in a timely manner will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group. Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

APPLICABILITY

Pioneer's Proxy Voting policy and related procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. The Proxy Voting policies and procedures summarize Pioneer's position on a number of issues for which proxies may be solicited. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios or proxy events involving closed-end Funds. Because of the special issues associated with proxy solicitations by closed-end Funds, shares of closed-end Funds will be voted by Pioneer on a case-by-case basis.

PURPOSE

The overriding goal of Pioneer's Proxy Voting Procedure is that proxies for all United States ("US") and non-US companies that are received in a timely manner will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us, or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredit S.p.A. ("UniCredit").

Any questions about these policies and procedures should be directed to Pioneer's Director of Investment Operations (the "Proxy Coordinator").

PROCEDURES

PROXY VOTING SERVICE

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Pioneer and set forth herein. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

PROXY COORDINATOR

The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Chief Legal Officer or his or her designee whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

REFERRAL ITEMS

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Pioneer's proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Head of Portfolio Management U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

SECURITIES LENDING

In accordance with industry standards proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed securities lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Pioneer may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

SHARE-BLOCKING

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

DISCLOSURE

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

PROXY VOTING OVERSIGHT GROUP

The members of the Proxy Voting Oversight Group include Pioneer's: Head of Portfolio Management U.S. or his or her designated equity portfolio management representative, the Director of Investment Operations, and the Chief Compliance Officer of the Adviser and Funds. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Director of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

AMENDMENTS

Pioneer may not amend its Proxy Voting Policies and Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A. ("PGAM").

FILING FORM N-PX

The Proxy Coordinator and the Regulatory Compliance Manager are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

COMPLIANCE FILES N-PX.

The Compliance department will ensure that a corresponding Form N-PX exists for each Pioneer registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Pioneer record keeping policies.

PROXY VOTING GUIDELINES

ADMINISTRATIVE

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

     .    Corporate name change.

     .    A change of corporate headquarters.

     .    Stock exchange listing.

     .    Establishment of time and place of annual meeting.

     .    Adjournment or postponement of annual meeting.

     .    Acceptance/approval of financial statements.

     . Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

     .    Approval of minutes and other formalities.

     . Authorization of the transferring of reserves and allocation of income.

     .    Amendments to authorized signatories.

     .    Approval of accounting method changes or change in fiscal year-end.

     .    Acceptance of labor agreements.

     .    Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items that may be inconsistent, in its view, with Pioneer's goal of supporting the value of clients' portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

AUDITORS

We normally vote for proposals to:

     . Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

     .    Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

     .    Seek bids from other auditors.

     . Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

     .    Indemnify auditors.

     .    Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

GENERAL BOARD ISSUES

Pioneer will vote for:

     . Audit, compensation and nominating committees composed of independent directors exclusively.

     . Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

     . Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

     .    Election of an honorary director.

We will vote against:

     .    Minimum stock ownership by directors.

     . Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

     . Requirements for union or special interest representation on the board.

     .    Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

     . Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

ELECTIONS OF DIRECTORS

In uncontested elections of directors we will vote against:

     . Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

     . Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

     . Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

     . Directors who appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by case basis on these issues:

     . Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

     .    Contested election of directors.

     . Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

     .    Mandatory retirement policies.

     . Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:

     . Precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

TAKEOVER-RELATED MEASURES

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high. Pioneer will vote for:

     .    Cumulative voting.

     .    Increase ability for shareholders to call special meetings.

     .    Increase ability for shareholders to act by written consent.

     .    Restrictions on the ability to make greenmail payments.

     .    Submitting rights plans to shareholder vote.

     .    Rescinding shareholder rights plans ("poison pills").

     .    Opting out of the following state takeover statutes:

          . Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

          . Control share cash-out provisions, which require large holders to acquire shares from other holders

          . Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control

          . Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

          . Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

          .    Fair price provisions.

          .    Authorization of shareholder rights plans.

          .    Labor protection provisions.

          .    Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

     . Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

     . Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

     .    Proposals that allow shareholders to nominate directors.

We will vote against:

     . Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.

     . Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.

     .    Classes of shares with unequal voting rights.

     .    Supermajority vote requirements.

     . Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

     . Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

     .    Extension of advance notice requirements for shareholder proposals.

     . Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

     . Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

CAPITAL STRUCTURE

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers. Pioneer will vote for:

     .    Changes in par value.

     .    Reverse splits, if accompanied by a reduction in number of shares.

     . Share repurchase programs, if all shareholders may participate on equal terms.

     .    Bond issuance.

     .    Increases in "ordinary" preferred stock.

     . Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

     .    Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

     . Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

     . Increase in authorized common stock. We will make a determination considering, among other factors:

          .    Number of shares currently available for issuance;

          . Size of requested increase (we would normally approve increases of up to 100% of current authorization);

          . Proposed use of the proceeds from the issuance of additional shares; and

          . Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

     . Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

     .    Proposals to submit private placements to shareholder vote.

     .    Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

Pioneer will vote for:

     .    401(k) benefit plans.

     . Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

     . Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

          .    Amendments to performance plans to conform with OBRA;

          .    Caps on annual grants or amendments of administrative features;

          .    Adding performance goals; and

          .    Cash or cash and stock bonus plans.

     . Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

     .    Require that option repricing be submitted to shareholders.

     .    Require the expensing of stock-option awards.

     . Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

     . Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

     . Shareholder proposals seeking additional disclosure of executive and director pay information.

     . Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

               . The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                         Dilution = (A + B + C) / (A + B + C + D), where A = Shares reserved for plan/amendment, B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

               .    The plan must not:

                    . Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval

          . Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments

     . We are generally in favor of proposals that increase participation beyond executives.

     . We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     . We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     . We generally support proposals asking companies to adopt stock holding periods for their executives.

          .    All other employee stock purchase plans.

          . All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

          . All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

          . Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

          .    Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

          .    Limits on executive and director pay.

          .    Stock in lieu of cash compensation for directors.

CORPORATE GOVERNANCE

Pioneer will vote for:

          .    Confidential Voting.

          . Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

          . Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

          . Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

          . Bundled proposals. We will evaluate the overall impact of the proposal.

          . Adopting or amending the charter, bylaws or articles of association.

          . Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

          . Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

          .    Limitations on stock ownership or voting rights.

          .    Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS

Pioneer will vote on the following and similar issues on a case-by-case basis:

          .    Mergers and acquisitions.

          . Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

          .    Debt restructurings.

          .    Conversion of securities.

          .    Issuance of shares to facilitate a merger.

          .    Private placements, warrants, convertible debentures.

          . Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS

Many of our portfolios may invest in shares of closed-end funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues. Pioneer will vote for:

          .    Establishment of new classes or series of shares.

          .    Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:

          . Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

          .    Approval of new or amended advisory contracts.

          .    Changes from closed-end to open-end format.

          .    Authorization for, or increase in, preferred shares.

          .    Disposition of assets, termination, liquidation, or mergers.

          . Classified boards of closed-end funds, but will typically support such proposals.

SOCIAL ISSUES

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

          . Conduct studies regarding certain issues of public concern and interest;

          . Study the feasibility of the company taking certain actions with regard to such issues; or

          . Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

AVOIDING CONFLICTS OF INTEREST

Pioneer addresses potential material conflicts of interest by having a predetermined proxy voting policy. The Proxy Voting Oversight Group is responsible for monitoring potential conflicts of interest in connection with the voting of proxies on behalf of the Pioneer Funds and other clients. For those proposals that are determined to present a material conflict of interest, the Proxy Voting Oversight Group will follow additional procedures, which may include consulting with the Board of Trustees in matters concerning the Pioneer Funds.

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how it votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

          . An affiliate of Pioneer, such as another company belonging to the UniCredit S.p.A. banking group (a "UniCredit Affiliate");

          . An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

          . An issuer of a security for which UniCredit has informed Pioneer that a UniCredit Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

          . A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

Pioneer will abstain from voting shares of UniCredit Group, unless otherwise directed by a client. In addition, the Proxy Coordinator will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of the Adviser and Funds. The Proxy Voting Oversight Group will review each item referred to Pioneer by the proxy voting service to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller's and Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

SUPERVISION

ESCALATION

It is each associate's responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Chief Compliance Officer of the Advisor and the Funds if he or she becomes aware of any possible deviation from this policy and procedure that may disadvantage a client or Fund.

TRAINING

Pioneer conducts periodic training on the Proxy Voting Policy and Procedure. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.

RELATED POLICIES AND PROCEDURES

Pioneer's Investment Management, Inc. Books and Records Policy and the Books and Records of the Pioneer Funds' Policy.


RECORD KEEPING

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

          . Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

          .    Retains a record of the vote cast;

          . Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

          . Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

          .    A record memorializing the basis for each referral vote cast;

          . A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

          . A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file in accordance with applicable regulations.

RELATED REGULATIONS

Form N-1A, ICA Rule 30b1-4, Rule 31a 1-3, Rule 38a-1 & IAA 206(4)-6, 204-2

ADOPTED BY THE PIONEER FUNDS' BOARD OF TRUSTEES
October 5, 2004

EFFECTIVE DATE
October 5, 2004

REVISION DATE
March 2008

                                                                   22119-03-0411

                       PIONEER SELECT MID CAP GROWTH FUND
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

    CLASS A SHARES (PMCTX), CLASS C SHARES (PMTCX) AND CLASS Y SHARES (PMTYX)


                                  APRIL 1, 2011

This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class A, Class C and Class Y shares prospectus dated April 1, 2011, as supplemented or revised from time to time. A copy of each prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of each prospectus from our website at: www.pioneerinvestments.com. The fund's financial statements for the fiscal year ended November 30, 2010, including the independent registered public accounting firm's report thereon, are incorporated into this statement of additional information by reference.


                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
1.  Fund History.........................................................      2
2.  Investment Policies, Risks and Restrictions..........................      2
3.  Trustees and Officers................................................     32
4.  Investment Adviser...................................................     43
5.  Principal Underwriter and Distribution Plan..........................     46
6.  Shareholder Servicing/Transfer Agent.................................     48
7.  Custodian............................................................     48
8.  Independent Registered Public Accounting Firm........................     48
9.  Portfolio Management.................................................     49
10. Portfolio Transactions...............................................     52
11. Description of Shares................................................     53
12. Sales Charges........................................................     57
13. Redeeming Shares.....................................................     62
14. Telephone and Online Transactions....................................     63
15. Pricing of Shares....................................................     65
16. Tax Status...........................................................     66
17. Financial Statements.................................................     74
18. Annual Fee, Expense and Other Information............................     74
19. Appendix A - Description of Short-Term Debt, Corporate Bond and
    Preferred Stock Ratings..............................................     79
20. Appendix B - Proxy Voting Policies and Procedures....................     83

1.   FUND HISTORY

The fund is a diversified open-end management investment company. The fund is a series of Pioneer Series Trust I (the "Trust"), a Delaware statutory trust. The fund acquired the assets and stated liabilities of Regions Morgan Keegan Select Mid Cap Growth Fund on May 15, 2009. Pioneer Investment Management, Inc. ("Pioneer") is the fund's investment adviser.

2.   INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectus and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

EQUITY SECURITIES AND RELATED INVESTMENTS

INVESTMENTS IN EQUITY SECURITIES

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the fund.

WARRANTS AND STOCK PURCHASE RIGHTS

The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

PREFERRED SHARES


The fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed (or floating) dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.


Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

INVESTMENTS IN INITIAL PUBLIC OFFERINGS

To the extent consistent with its investment objective, the fund may invest in initial public offerings ("IPOs") of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the fund's investment performance. The fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as the fund's portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.

NON-U.S. INVESTMENTS

EQUITY SECURITIES OF NON-U.S. ISSUERS

The fund may invest in equity securities of non-U.S. issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments.

DEBT OBLIGATIONS OF NON-U.S. GOVERNMENTS

The fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

EURODOLLAR INSTRUMENTS AND SAMURAI AND YANKEE BONDS. The fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

INVESTMENTS IN EMERGING MARKETS. The fund may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index. The fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the fund may invest in unquoted securities of emerging market issuers.

RISKS OF NON-U.S. INVESTMENTS

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

NON-U.S. SECURITIES MARKETS AND REGULATIONS. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of the fund's investments and the availability to the fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

CURRENCY RISKS. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES. The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

INVESTMENTS IN DEPOSITARY RECEIPTS

The fund may hold securities of non-U.S. issuers in the form of ADRs, EDRs, GDRs and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the fund's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

FOREIGN CURRENCY TRANSACTIONS


The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also may enter into forward foreign currency exchange contracts, which are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

The fund may enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.


Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.


The fund may use forward currency exchange contracts to reduce or gain exposure to a currency. To the extent the fund gains exposure to a currency through these instruments, the resulting exposure may exceed the value of securities denominated in that currency held by the fund. For example, where the fund's security selection has resulted in an overweight or underweight exposure to a particular currency relative to the fund's benchmark, the fund may seek to adjust currency exposure using forward currency exchange contracts.


The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.

While the fund may benefit from foreign currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

OPTIONS ON FOREIGN CURRENCIES

The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation."

The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.

The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

INVESTMENT COMPANY SECURITIES AND REAL ESTATE INVESTMENT TRUSTS

OTHER INVESTMENT COMPANIES

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under one provision of the 1940 Act, a fund may not acquire the securities of another investment company if such purchase would result in (i) 3% or more of the total outstanding voting securities of any one investment company being held by the fund, (ii) 5% or more of the fund's total assets being invested in any one investment company, or (iii) 10% or more of the fund's total assets being invested in securities of other investment companies. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies. In addition, these limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may also invest without limit in money market funds. Investing in other investment companies subjects the fund to the risks of investing in the underlying securities held by those investment companies.

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

EXCHANGE TRADED FUNDS

The fund may invest in exchange traded funds ("ETFs"). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations. Many ETFs have received exemptive orders issued by the Securities and Exchange Commission that would permit the fund to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions.


Certain ETFs, including leveraged ETFs and inverse ETFs, may have embedded leverage. Leveraged ETFs seek to multiply the return of the tracked index (e.g., twice the return) by using various forms of derivative transactions. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. By investing in leveraged ETFs or inverse ETFs, the fund can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.

Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present. In addition, leveraged ETFs and inverse ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF's actual long term returns will be equal to the daily return that the fund seeks to achieve. For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term return of the tracked index. Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of the fund's investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to the fund. An ETF's use of these techniques will make the fund's investment in the ETF more volatile than if the fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in a leveraged ETF or an inverse ETF rather than directly purchasing and/or selling derivative instruments, the fund will limit its potential loss solely to the amount actually invested in the ETF (that is, the fund will not lose more than the principal amount invested in the ETF).


REAL ESTATE INVESTMENT TRUSTS ("REITS")

The fund may invest in REITs. REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

DERIVATIVE INSTRUMENTS


DERIVATIVES

The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to increase the fund's return as a non-hedging strategy that may be considered speculative; and to manage the fund's portfolio characteristics (such as a portfolio's duration, credit quality, or currency exposure).

Using derivatives exposes the fund to additional risks and may increase the volatility of the fund's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the fund's portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the fund would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. The fund also may have to sell assets at inopportune times to satisfy its obligations. The fund may not be able to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or may have to sell a portfolio security at a disadvantageous time or price to maintain cover or to segregate securities in connection with its use of derivatives. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the fund for a variety of reasons.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.


OPTIONS ON SECURITIES AND SECURITIES INDICES

The fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.


WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The exercise price may differ from the market price of an underlying security. The fund has the risk of loss that the price of an underlying security may decline during the call period. The risk may be offset to some extent by the premium the fund receives. If the value of the investment does not rise above the call price, it's likely that the call will lapse without being exercised. In that case, the fund would keep the cash premium and the investment. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The fund has no control over when it may be required to purchase the underlying securities. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.


Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall "out-of-the-money", the fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.

PURCHASING CALL AND PUT OPTIONS. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Pioneer to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as further described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.


FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS REGARDING FUTURES CONTRACTS. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.


While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the fund's futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.


If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

EQUITY SWAPS, CAPS, FLOORS AND COLLARS

The fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually-based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually-based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Pioneer is incorrect in its forecast of market values, these investments could negatively impact the fund's performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.

FINANCIAL FUTURES AND OPTIONS TRANSACTIONS. The Commodity Futures Trading Commission ("CFTC") does not limit futures transactions and options thereon by registered investment companies, provided that the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation under the Commodity Exchange Act. As a result, the fund is not restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund, however, has policies with respect to futures and options thereon as set forth herein.

DEBT SECURITIES AND RELATED INVESTMENTS

DEBT SECURITIES SELECTION

In selecting debt securities for the fund, Pioneer gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given the outlook of Pioneer for the equity markets and the fund's liquidity requirements. Once Pioneer determines to allocate a portion of the fund's assets to debt securities, Pioneer generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the fund is investing in such instruments for income or capital gains. Pioneer selects individual securities based on broad economic factors and issuer-specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

DEBT SECURITIES RATING INFORMATION

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See "Appendix A" for a description of rating categories. The fund may invest in debt securities rated "D" or better, or comparable unrated securities as determined by Pioneer.


Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments or the issuers' inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.


The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.

For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization downgrades the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate in light of the fund's investment objectives and policies including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

U.S. GOVERNMENT SECURITIES


U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since
1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Although the U.S. government has recently provided financial support to FNMA and FHLMC, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities;
(ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed; and (iii) as a result of initiatives introduced in response to the recent financial market difficulties, securities of commercial issuers or financial institutions that qualify for guarantees by U.S. government agencies like the Federal Deposit Insurance Corporation. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.


U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

CONVERTIBLE DEBT SECURITIES

The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.


A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instruments. If a convertible security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could result in losses to the fund.


OTHER INVESTMENTS AND INVESTMENT TECHNIQUES

SHORT-TERM INVESTMENTS

For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the fund's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Pioneer to be of equivalent credit quality, the fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.

ILLIQUID SECURITIES

The fund may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of the fund's illiquid securities exceeds this percentage limitation, the fund will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. A repurchase agreement may be considered a loan by the fund collateralized by securities. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on the fund's ability to enter into repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. The fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose and up to 5% of the fund's total assets from banks and other lenders for temporary purposes. The fund will segregate assets in an amount at least equal to the repurchase price of the securities.

SHORT SALES AGAINST THE BOX

The fund may sell securities "short against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.

DOLLAR ROLLS

The fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the fund sells the security becomes insolvent, the fund's right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which the fund is required to repurchase may be worth less than an instrument which the fund originally held. Successful use of dollar rolls will depend upon Pioneer's ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.

ASSET SEGREGATION


The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated. As an alternative to asset segregation, in some instances a fund may "cover" its obligation by holding an offsetting position.


PORTFOLIO TURNOVER


A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. See "Annual Fee, Expense and Other Information" for the fund's annual portfolio turnover rate.


LENDING OF PORTFOLIO SECURITIES

The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral. The fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the cash collateral declines, the fund may take a loss on the loan. Where the fund receives securities as collateral, the fund will earn no income on the collateral, but will earn a fee from the borrower. The fund may not exercise voting rights on loaned securities, but reserves the right to recall loaned securities so that they may be voted according to the fund's Proxy Voting Policies and Procedures.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. Where the collateral delivered by the borrower is cash, the fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. The fund will lend portfolio securities only to firms that have been approved in advance by Pioneer, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect the fund from loss. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

INTERFUND LENDING

To satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may enter into lending agreements ("Interfund Lending Agreements") under which the fund would lend money and borrow money for temporary purposes directly to and from another Pioneer fund through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order granted to the funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Pioneer fund, the fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1/3% of its total assets.

No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund's net assets at the time of the loan. A fund's Interfund Loans to any one fund shall not exceed

5% of the lending fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When the fund enters into when-issued or delayed delivery transactions it will segregate liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the Pioneer funds' portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable federal securities laws and regulations and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other separate accounts and unregistered products that have substantially similar investment strategies to those of another Pioneer fund, and therefore portfolio holdings that may be substantially similar, and in some cases nearly identical, to such fund, these policies and procedures only relate to the disclosure of portfolio information of the Pioneer funds that are registered management companies. Separate account and unregistered product clients are not subject to these policies and procedures. Separate account and unregistered product clients of Pioneer have access to their portfolio holdings, and prospective clients have access to representative holdings.

Generally, Pioneer will make a fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish a fund's full portfolio holdings thirty (30) days after the end of each month (this time period may be different for certain funds). Such information shall be made available on the funds' website (www.pioneerinvestments.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding a fund's top ten holdings (including the percentage of a fund's assets represented by each security), the percentage breakdown of a fund's investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.

Pioneer may provide a fund's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating a fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). The third party must agree to a limited use of that information which does not conflict with the interests of the fund's shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer's compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board of Trustees will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of a fund.


Currently, Pioneer, on behalf of the Pioneer funds, has ongoing arrangements whereby the following entities may receive a fund's full portfolio holdings or other information prior to the date such information is made public:
Metropolitan Life Insurance Company (within 30 days after month end for board materials and advance preparation of marketing materials); Roszel Advisors (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Oppenheimer & Co. (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); UBS (within 15 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Ibbotson Associates Advisors LLC (as needed to select Pioneer funds for the Pioneer-Ibbotson fund of funds products); Beacon Pointe Advisors (as needed for quarterly review of certain Pioneer funds); and Commonwealth Financial Network (within 30 days after month end for internal risk analysis); Hartford Retirement Services, LLC (as needed for internal risk analysis); Transamerica Life Insurance Company (as needed for internal performance and risk analysis); TIBCO Software Inc./Spotfire Division (as needed to evaluate and develop portfolio reporting software); Curcio Webb, LLC (as needed for evaluation and research purposes); Fidelity Investments (as needed to evaluate Pioneer funds); Egan Jones Ratings Company (as needed in order to evaluate and select Nationally Recognized Statistical Rating Organizations (NRSROs)); and DBRS Limited (as needed in order to evaluate and select NRSROs).


Compliance with the funds' portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund's statement of additional information.

The funds' portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the funds' custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the funds, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of a fund's portfolio holdings information.


In addition, the funds make their portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws. Form N-Q is filed with the SEC within sixty (60) days after the end of a fund's first and third fiscal quarters. Form N-CSR is filed with the SEC within ten (10) days after the transmission to shareholders of a fund's annual or semi-annual report, as applicable.


INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT POLICIES. The fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or

2.   more than 50% of the outstanding shares of the fund.

The fund's fundamental policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not make any investment if, as a result, the fund's investments will be concentrated in any one industry.


With respect to the fundamental policy relating to borrowing money set forth in
(1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose, and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes (the fund's total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund's investment portfolio is known as "leveraging." Borrowing, especially when used for leverage, may cause the value of a fund's shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund's net investment income in any given period. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

A fund may pledge its assets and guarantee the securities of another company without limitation, subject to the fund's investment policies (including the fund's fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the fund's policies on senior securities. If the fund were to pledge its assets, the fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the fund's Board and Pioneer regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff's position on this issue has changed.


With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund's underwriting commitments, when added to the value of the fund's investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund's manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund has obtained exemptive relief from the SEC to make short-term loans to other Pioneer funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed in this Statement of Additional Information under "Interfund Lending". The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending, however no lending activity is without risk. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, "senior securities" are defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose. A fund also may borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund's outstanding shares through leveraging. Leveraging of a fund's portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund's net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of netassets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of netassets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in
(7) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC staff has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; with respect to tax-exempt funds that invest 80% of their assets in tax-exempt securities, securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the fund may rely upon available industry classifications. As of the date of the SAI, the fund relies on the MSCI Global Industry Classification Standard (GICS) classifications.

The fund's fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

NON-FUNDAMENTAL INVESTMENT POLICY. The following policy is non-fundamental and may be changed by a vote of the Board of Trustees without approval of shareholders.


The fund may not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other Pioneer funds, in each case without being subject to the limitations discussed above under "Other Investment Companies" so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G). The fund has adopted this non-fundamental policy in order that the fund may be a permitted investment of the series of Pioneer Ibbotson Asset Allocation Series and Pioneer Ibbotson Asset Allocation Series VCT Portfolios, which invest all of their assets in other investment companies. If the series of Pioneer Ibbotson Asset Allocation Series or Pioneer Ibbotson Asset Allocation Series VCT Portfolios do not invest in the fund, then this non-fundamental restriction will not apply.


DIVERSIFICATION

The fund is currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of the fund's total assets, (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.


3.       TRUSTEES AND OFFICERS

The fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

                                            TERM OF OFFICE                                        OTHER DIRECTORSHIPS HELD BY
NAME, AGE AND            POSITION HELD       AND LENGTH OF                                          TRUSTEE DURING PAST FIVE
ADDRESS                  WITH THE FUND          SERVICE              PRINCIPAL OCCUPATION                   YEARS
--------------------  ------------------  ------------------  ----------------------------------  ---------------------------
INTERESTED TRUSTEES:
John F. Cogan,        Chairman of the     Trustee since       Non-Executive Chairman and a        None
Jr. (84)*             Board, Trustee      2009. Serves        Director of Pioneer Investment
                      and President       until a             Management USA Inc. ("PIM-USA");
                                          successor           Chairman and a Director of
                                          trustee is          Pioneer; Chairman and Director
                                          elected or          of Pioneer Institutional Asset
                                          earlier             Management, Inc. (since 2006);
                                          retirement or       Director of Pioneer Alternative
                                          removal.            Investment Management Limited
                                                              (Dublin); President and a
                                                              Director of Pioneer Alternative
                                                              Investment Management (Bermuda)
                                                              Limited and affiliated funds;
                                                              Deputy Chairman and a Director
                                                              of Pioneer Global Asset
                                                              Management S.p.A. ("PGAM")
                                                              (until April 2010); Director of
                                                              PIOGLOBAL Real Estate Investment
                                                              Fund (Russia) (until June 2006);
                                                              Director of Nano-C, Inc. (since
                                                              2003); Director of Cole
                                                              Management Inc. (since 2004);
                                                              Director of Fiduciary
                                                              Counseling, Inc.; President and
                                                              Director of Pioneer Funds
                                                              Distributor, Inc. ("PFD") (until
                                                              May 2006); President of all of
                                                              the Pioneer Funds; and Of
                                                              Counsel, Wilmer Cutler Pickering
                                                              Hale and Dorr LLP

Daniel K.             Trustee and         Trustee since       Director, CEO and President of      None
Kingsbury (52)*       Executive Vice      2007. Serves        PIM-USA (since February 2007);
                      President           until a             Director and President of
                                          successor           Pioneer and Pioneer
                                          trustee is          Institutional Asset Management,
                                          elected or          Inc. (since February 2007);
                                          earlier             Executive Vice President of all
                                          retirement or       of the Pioneer Funds (since
                                          removal.            March 2007); Director of PGAM
                                                              (2007-2010); Head of New Europe
                                                              Division, PGAM (2000-2005); Head
                                                              of New Markets Division, PGAM
                                                              (2005-2007)

INDEPENDENT TRUSTEES:

David R. Bock (67)         Trustee        Trustee since       Managing Partner, Federal City      Director of Enterprise
                                          2009. Serves        Capital Advisors (corporate         Community Investment, Inc.
                                          until a             advisory services company)          (privately-held affordable
                                          successor           (1997-2004 and 2008-present);       housing finance company)
                                          trustee is          Interim Chief Executive Officer,    (1985-2010); Director of
                                          elected or          Oxford Analytica, Inc.              Oxford Analytica, Inc.
                                          earlier             (privately-held research and        (2008-present); Director of
                                          retirement or       consulting company) (2010);         The Swiss Helvetia Fund,
                                          removal.            Executive Vice President and        Inc. (closed-end fund)
                                                              Chief Financial Officer, I-trax,    (2010-present); Director of
                                                              Inc. (publicly traded health        New York Mortgage Trust
                                                              care services company)              (publicly-traded mortgage
                                                              (2004-2007); Executive Vice         REIT) (2004-2009)
                                                              President and Chief Financial
                                                              Officer, Pedestal Inc.
                                                              (internet-based mortgage trading
                                                              company (2000-2002)

Mary K. Bush (62)          Trustee        Trustee since       Chairman, Bush International,       Director of Marriott
                                          2009. Serves        LLC (international financial        International, Inc.
                                          until a             advisory firm) (1991-present);      (2008-present); Director of
                                          successor           Senior Managing Director, Brock     Discover Financial Services
                                          trustee is          Capital Group, LLC (strategic       (credit card issuer and
                                          elected or          business advisors)                  electronic payment
                                          earlier             (2010-present); Managing            services) (2007-present);
                                          retirement or       Director, Federal Housing           Former Director of Briggs &
                                          removal.            Finance Board (oversight of         Stratton Co. (engine
                                                              Federal Home Loan Bank system)      manufacturer) (2004-2009);
                                                              (1989-1991); Vice President and     Former Director of UAL
                                                              Head of International Finance,      Corporation (airline
                                                              Federal National Mortgage           holding company)
                                                              Association (1988-1989); U.S.       (2006-2010); Director of
                                                              Alternate Executive Director,       ManTech International
                                                              International Monetary Fund         Corporation (national
                                                              (1984-1988); Executive Assistant    security, defense, and
                                                              to Deputy Secretary of the U.S.     intelligence technology
                                                              Treasury, U.S. Treasury             firm) (2006-present);
                                                              Department (1982-1984); Vice        Member, Board of Governors,
                                                              President and Team Leader in        Investment Company
                                                              Corporate Banking, Bankers Trust    Institute (2007-present);
                                                              Co. (1976-1982)                     Member, Board of Governors,
                                                                                                  Independent Directors
                                                                                                  Council (2007-present);
                                                                                                  Former Director of Brady
                                                                                                  Corporation (2000-2007);
                                                                                                  Former Director of Mortgage
                                                                                                  Guaranty Insurance
                                                                                                  Corporation (1991-2006);
                                                                                                  Former Director of
                                                                                                  Millennium Chemicals, Inc.
                                                                                                  (commodity chemicals)
                                                                                                  (2002-2005); Former
                                                                                                  Director, R.J. Reynolds
                                                                                                  Tobacco Holdings, Inc.
                                                                                                  (tobacco) (1999-2005);
                                                                                                  Former Director of Texaco,
                                                                                                  Inc. (1997-2001)

Benjamin M. Friedman       Trustee        Trustee since       William Joseph Maier Professor      Trustee, Mellon
(66)                                      2008. Serves        of Political Economy, Harvard       Institutional Funds
                                          until a             University (1972-present)           Investment Trust and Mellon
                                          successor                                               Institutional Funds Master
                                          trustee is                                              Portfolio (oversaw 17
                                          elected or                                              portfolios in fund complex)
                                          earlier                                                 (1989-2008)
                                          retirement or
                                          removal

Margaret B.W. Graham       Trustee        Trustee since       Founding Director,                  None
(63)                                      2009. Serves        Vice-President and Corporate
                                          until a             Secretary, The Winthrop Group,
                                          successor           Inc. (consulting firm) (1982 -
                                          trustee is          present); Desautels Faculty of
                                          elected or          Management, McGill University
                                          earlier             (1999-present); and Manager of
                                          retirement or       Research Operations and
                                          removal.            Organizational Learning, Xerox
                                                              PARC, Xerox's Advance Research
                                                              Center (1990-1994)

Thomas J. Perna (60)       Trustee        Trustee since       Chief Executive Officer,            Director, Broadridge
                                          2009. Serves        Quadriserv, Inc. (technology        Financial Solutions, Inc.
                                          until a             products for securities lending     (investor communications
                                          successor           industry) (2008-present);           and securities processing
                                          trustee is          Private investor (2004-2008);       provider for financial
                                          elected or          and Senior Executive Vice           services industry)
                                          earlier             President, The Bank of New York     (2009-present); Director,
                                          retirement or       (financial and securities           Quadriserv, Inc.
                                          removal.            services) (1986-2004)               (2005-present)

Marguerite A. Piret        Trustee        Trustee since       President and Chief Executive       Director of New America
(62)                                      2009. Serves        Officer, Newbury, Piret &           High Income Fund, Inc.
                                          until a             Company, Inc. (investment           (closed-end investment
                                          successor           banking firm) (1981-present)        company) (2004-present);
                                          trustee is                                              Member, Board of Governors,
                                          elected or                                              Investment Company
                                          earlier                                                 Institute (2000-2006)
                                          retirement or
                                          removal.

FUND OFFICERS:
                                                                                                  OTHER DIRECTORSHIPS HELD BY
                                                                                                  THIS OFFICER

Christopher J.        Secretary           Since 2010.         Vice President and Associate        None
Kelley (46)                               Serves at the       General Counsel of Pioneer since
                                          discretion of       January 2008 and Secretary of
                                          the Board           all of the Pioneer Funds since
                                                              June 2010; Assistant
                                                              Secretary of all of
                                                              the Pioneer Funds from
                                                              September 2003 to May
                                                              2010; Vice President
                                                              and Senior Counsel of
                                                              Pioneer from July 2002
                                                              to December 2007

Carol B. Hannigan     Assistant           Since 2010.         Fund Governance Director of         None
(50)                  Secretary           Serves at the       Pioneer since December 2006 and
                                          discretion of       Assistant Secretary of all the
                                          the Board           Pioneer Funds since June 2010;
                                                              Manager-Fund
                                                              Governance of Pioneer
                                                              from December 2003 to
                                                              November 2006; Senior
                                                              Paralegal of Pioneer
                                                              from January 2000 to
                                                              November 2003.

Thomas Reyes (48)     Assistant           Since 2010.         Counsel of Pioneer since June       None
                      Secretary           Serves at the       2007 and Assistant Secretary of
                                          discretion of       all the Pioneer Funds since June
                                          the Board           2010; Vice President and Counsel
                                                              at State Street Bank from
                                                              October 2004 to June 2007

Mark E. Bradley       Treasurer           Since 2008.         Vice President-Fund Accounting,     None
(51)                                      Serves at the       Administration and
                                          discretion of       Controllership Services of
                                          the Board           Pioneer; and Treasurer of all of
                                                              the Pioneer Funds
                                                              since March 2008;
                                                              Deputy Treasurer of
                                                              Pioneer from March
                                                              2004 to February 2008;
                                                              Assistant Treasurer of
                                                              all of the Pioneer
                                                              Funds from March 2004
                                                              to February 2008; and
                                                              Treasurer and Senior
                                                              Vice President, CDC
                                                              IXIS Asset Management
                                                              Services from 2002 to
                                                              2003

Luis I. Presutti      Assistant           Since 2009.         Assistant Vice President - Fund     None
(45)                  Treasurer           Serves at the       Accounting, Administration and
                                          discretion of       Controllership Services of
                                          the Board           Pioneer; and Assistant Treasurer
                                                              of all of the Pioneer Funds

Gary Sullivan (52)    Assistant           Since 2009.         Fund Accounting Manager - Fund      None
                      Treasurer           Serves at the       Accounting, Administration and
                                          discretion of       Controllership Services of
                                          the Board           Pioneer; and Assistant Treasurer
                                                              of all of the Pioneer Funds

David F. Johnson      Assistant           Since 2009.         Fund Administration Manager -       None
(31)                  Treasurer           Serves at the       Fund Accounting, Administration
                                          discretion of       and Controllership Services
                                          the Board           since November 2008 and
                                                              Assistant Treasurer of all of
                                                              the Pioneer Funds since January
                                                              2009; Client Service Manager -
                                                              Institutional Investor Services
                                                              at State Street Bank from March
                                                              2003 to March 2007

Jean M. Bradley       Chief Compliance    Since 2010.         Chief Compliance Officer of         None
(58)                  Officer             Serves at the       Pioneer and of all the Pioneer
                                          discretion of       Funds since March 2010; Director
                                          the Board           of Adviser and Portfolio
                                                              Compliance at Pioneer since
                                                              October 2005; Senior Compliance
                                                              Officer for Columbia Management
                                                              Advisers, Inc. from October 2003
                                                              to October 2005


* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.


The Board of Trustees is responsible for overseeing the fund's management and operations. The Chairman of the Board is the principal executive officer of the fund and an Interested Trustee. Independent Trustees constitute 75% of the Board. During the most recent fiscal year, the Board of Trustees held 7 meetings. Each Trustee attended at least 75% of such meetings.

The Trustees were selected to join the Board based upon the following as to each Board member: such person's character and integrity; such person's willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an "interested person" as defined under the 1940 Act; and, as to each of Mr. Cogan and Mr. Kingsbury, his association with Pioneer. Each of the Independent Trustees also was selected to join the Board based on the criteria and principles set forth in the Nominating Committee Charter. In evaluating a Trustee's prospective service on the Board, the Trustee's experience in, and ongoing contributions toward, overseeing the fund's business as a Trustee also are considered. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Bock, accounting, financial, business and public company experience as a chief financial officer and an executive officer and experience as a board member of other organizations; Ms. Bush, banking, financial, governmental, international and entrepreneurial experience as an executive and experience as a board member of other organizations; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Ms. Graham, academic leadership, experience in business, finance and management consulting; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Ms. Piret, accounting, financial and entrepreneurial experience as an executive, valuation experience and investment company board experience; and each of Mr. Cogan and Mr. Kingsbury, investment management experience as an executive and leadership roles with Pioneer and its affiliates. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the fund.

The Trust's Amended and Restated Agreement and Declaration of Trust provides that the appointment, designation (including in any proxy or registration statement or other document) of a Trustee as an expert on any topic or in any area, or as having experience, attributes or skills in any area, or any other appointment, designation or identification, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated, or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.

The Board of Trustees has five standing committees: the Governance Committee, the Audit Committee, the Nominating Committee, the Policy Administration Committee and the Valuation Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees. The Board currently does not have a lead Independent Trustee.

The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board has determined that delegation to the committees of specified oversight responsibilities helps ensure that the fund has effective and independent governance and oversight. The Board further has determined that its leadership structure is appropriate given Pioneer's role with respect to the fund's investment and business operations. The Board also believes that its leadership structure, as aided by the Chairman's experience and capabilities, serves to facilitate the orderly and efficient flow of information to the Independent Trustees from management and otherwise enhance the Board's oversight role.

During the most recent fiscal year, the Governance, Audit, Nominating, Policy Administration, and Valuation Committees held 14, 7, 0, 5 and 5 meetings, respectively.

GOVERNANCE COMMITTEE: David R. Bock, Mary K. Bush, Benjamin M. Friedman, Margaret B.W. Graham (Chair), Thomas J. Perna and Marguerite A. Piret.

The Governance Committee is comprised of all of the Independent Trustees. The Governance Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the fund's advisory agreement and other related party contracts. The Governance Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.

From time to time, the Governance Committee considers the composition and number of Trustees appropriate to be carrying out their responsibilities. When the Governance Committee determines that the Board should consider an additional Trustee or Trustees, the Nominating Committee is charged with identifying and evaluating potential Independent Trustee candidates with experience, qualifications, attributes and skills contemplated by the Nominating Committee Charter. From time to time, the Governance Committee also has added as specific criteria experience or skills that the Governance Committee believed, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of anticipated retirements, changing business conditions and regulatory or other developments, would maintain or enhance the effectiveness of the Independent Trustees' oversight of the fund's affairs.

AUDIT COMMITTEE: David R. Bock (Chair), Benjamin M. Friedman and Marguerite A. Piret.

The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the fund, oversees the quality and integrity of the fund's financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the fund's independent registered public accounting firm, reviews and evaluates the accounting firm's qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the fund's accounting firm and all permissible non-audit services provided by the fund's accounting firm to Pioneer and any affiliated service providers of the fund if the engagement relates directly to the fund's operations and financial reporting.

NOMINATING COMMITTEE: Mary K. Bush (Chair), Benjamin M. Friedman, Margaret B.W. Graham and Marguerite A. Piret.

The Nominating Committee screens potential candidates for Independent Trustees. The Nominating Committee does not have a formal policy for considering trustee nominees submitted by the fund's shareholders. Nonetheless, the Nominating Committee may, on an informal basis, consider any shareholder recommendations of nominees that it receives. The Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Nominating Committee will consider the following factors, among any others that it may deem relevant:

     . whether the person has a reputation for integrity, honesty and adherence to high ethical standards;

     . whether the person has demonstrated business acumen and ability to exercise sound judgment in matters that relate to the objectives of the fund and whether the person is willing and able to contribute positively to the decision-making process of the fund;

     . whether the person has a commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the fund and the responsibilities of a trustee of an investment company;

     . whether the person has the ability to understand the sometimes conflicting interests of the various constituencies of the fund and to act in the interests of all shareholders; and

     . whether the person has a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee.

POLICY ADMINISTRATION COMMITTEE: Mary K. Bush, Margaret B.W. Graham, and Thomas
J. Perna (Chair).

The Policy Administration Committee, among other things, oversees and monitors the fund's compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the fund's internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the fund's policies and procedures.

VALUATION COMMITTEE: David R. Bock, Benjamin M. Friedman and Marguerite A. Piret (Chair).

The Valuation Committee, among other things, determines with Pioneer the value of securities under certain circumstances and considers other matters with respect to the valuation of securities, in each case in accordance with the fund's valuation procedures.

OVERSIGHT OF RISK MANAGEMENT

Consistent with its responsibility for oversight of the fund in the interests of shareholders, the Board of Trustees oversees risk management of the fund's investment management and business operations. In performing this oversight function, the Board considers various risks and risk management practices relating to the fund. The Board has delegated certain aspects of its risk oversight responsibilities to the committees.

The fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund. Under the overall supervision of the Board or the applicable committee of the Board, the fund, or Pioneer and the affiliates of Pioneer or other service providers to the fund employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund's and Pioneer's chief compliance officer and Pioneer's chief risk officer and director of internal audit, as well as various personnel of the other service providers such as the fund's independent registered public accounting firm, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information. Most of the fund's investment management and business operations are carried out by or through Pioneer, its affiliates, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. The Trustees recognize that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund's goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the fund or Pioneer and its affiliates or other service providers. As a result of the foregoing and other factors, the fund's ability to manage risk is subject to substantial limitations.

In addition, it is important to note that the fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

COMPENSATION OF OFFICERS AND TRUSTEES

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under "Annual Fees, Expense and Other Information-Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

..    each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

..    the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

..    the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses these funds for the fees paid to the Interested Trustees.

See "Compensation of Officers and Trustees" in "Annual Fee, Expense and Other Information."

SALES LOADS

The fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.

OTHER INFORMATION


The Amended and Restated Agreement and Declaration of Trust provides that no Trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Amended and Restated Agreement and Declaration of Trust requires the fund to indemnify each Trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended and Restated Agreement and Declaration of Trust extends to Trustees, officers and employees of the fund the full protection from liability that the law allows.

SHARE OWNERSHIP. See "Annual Fee, Expense and Other Information" for information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.


PROXY VOTING POLICIES. Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners without charge at http://www.pioneerinvestments.com and on the SEC's website at http://www.sec.gov. The fund's proxy voting policies and procedures are attached as "Appendix B"


4.   INVESTMENT ADVISER

The fund has entered into an amended and restated management agreement (hereinafter, the "management contract") with Pioneer, pursuant to which Pioneer acts as the fund's investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredit. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredit's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act. Pursuant to the management contract, Pioneer assumes no responsibility other than to render the services called for under the management contract, in good faith, and Pioneer will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the fund. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract. The management contract requires Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the management contract, and except as specifically stated therein, Pioneer is not responsible for any of the fund's ordinary and extraordinary expenses.

ADVISORY FEE. As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.625% of the fund's average daily net assets up to $500 million, 0.60% of the next $500 million and 0.575% on assets over $1 billion. The fee is accrued daily and paid monthly.

The fund acquired the assets and stated liabilities of Regions Morgan Keegan Select Mid Cap Growth Fund (the "predecessor fund") on May 15, 2009. Morgan Asset Management, Inc. ("MAM") served as the investment advisor to the predecessor fund through May 15, 2009. The predecessor fund paid MAM management fees equal to 0.75% of the predecessor fund's average daily net assets.

See the table in "Annual Fee, Expense and Other Information" for management fees paid to Pioneer during recently completed fiscal years.


EXPENSE LIMIT. Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, and brokerage commissions) to the extent required to reduce fund expenses to 1.25%, 2.15% and 1.00% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through June 1, 2012 for Class A and Class Y shares and through April 1, 2012 for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond June 1, 2012 for Class A and Class Y shares and April 1, 2012 for Class C shares. While in effect, the arrangement may be terminated for a class only by agreement of Pioneer and the Board of Trustees.


ADMINISTRATION AGREEMENT. The fund has entered into an amended and restated administration agreement with Pioneer, pursuant to which Pioneer acts as the fund's administrator, performing certain accounting, administration and legal services for the fund. Pioneer is reimbursed for its cost of providing such services. The cost of providing these services is based on direct costs and costs of overhead, subject to review by the Board of Trustees. See "Annual Fee, Expense and Other Information" for fees the fund paid to Pioneer for administration and related services.


Under the terms of the amended and restated administration agreement with the fund, Pioneer pays or reimburses the fund for expenses relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any; (m) fees payable by the fund under management agreements and the administration agreement; and (n) extraordinary expenses. The fund shall also assume and pay any other expense that the fund, Pioneer or any other agent of the fund may incur not listed above that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.


POTENTIAL CONFLICTS OF INTEREST. The fund is managed by Pioneer, which also serves as investment adviser to other Pioneer mutual funds and other accounts (including separate accounts and unregistered products) with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

PERSONAL SECURITIES TRANSACTIONS. The fund, Pioneer, and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and certain of Pioneer's affiliates. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

5.   PRINCIPAL UNDERWRITER AND DISTRIBUTION PLAN

PRINCIPAL UNDERWRITER

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.

The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plan (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A shares.

See the tables under "Annual Fee, Expense and Other Information" for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A and Class C shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Pioneer's discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution.

DISTRIBUTION PLAN. The fund has adopted a distribution plan (the "Distribution Plan") pursuant to Rule l2b-1 under the 1940 Act with respect to its Class A and Class C shares. The fund has not adopted a distribution plan with respect to its Class Y shares.

For each Class that has adopted a Distribution Plan, fees under the Distribution Plan may be used to make payments to one or more principal underwriters, broker-dealers, financial intermediaries (which may include banks) and other parties that enter into a distribution, selling or service agreement with respect to the shares of such Class (each of the foregoing, a "Service Party"). The fund, its principal underwriter or other parties also may incur expenses in connection with the distribution or marketing and sales of the fund's shares that may be paid or reimbursed by the fund. The aggregate amount in respect of such fees and expenses with respect to each Class shall be the amount calculated at a percentage per annum of the average daily net assets attributable to such Class as set forth below:

 CLASS    APPLICABLE PERCENTAGE PER ANNUM
-------   -------------------------------
Class A                0.25%
Class C                1.00%

Payments are made under the Distribution Plan for distribution services and other activities in respect of the sale of shares of the fund and to make payments for advertising, marketing or other promotional activity, and for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to Service Parties under the Distribution Plan for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided; provided, however, that the fees paid to a recipient with respect to a particular Class that may be used to cover expenses primarily intended to result in the sale of shares of that Class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under the Financial Industry Regulatory Authority ("FINRA") Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

The Distribution Plan also provides that the Service Parties may receive all or a portion of any sales charges paid by investors.

The Distribution Plan permits the fund to pay fees to the Service Parties as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Distribution Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund may pay the fees to the Service Parties until the Distribution Plan or any related distribution agreement is terminated or not renewed. In that event, a Service Party's expenses in excess of fees received or accrued through the termination date will be such Service Party's sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Distribution Plan for the fund, the Trustees will review the Distribution Plan and the expenses for each Class within the fund separately. The fund may participate in joint distribution activities with other Pioneer funds. The costs associated with such joint distribution activities are allocated to a fund based on the number of shares sold.

The Distribution Plan also recognizes that Pioneer, PFD or any other Service Party may make payments for distribution-related expenses out of its own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the Service Parties may from time to time use their own resources for distribution-related services, in addition to the fees paid under the Distribution Plan. The Distribution Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Distribution Plan but not subject to the maximum amounts set forth above.

Under its terms, the Distribution Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan. The Distribution Plan may not be amended to increase materially the amount of the service and distribution fees without shareholder approval, and all material amendments of the Distribution Plan also must be approved by the Trustees, including all of the Independent Trustees, in the manner described above. The Distribution Plan may be terminated with respect to a Class of the fund at any time, without penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of such Class of the fund (as defined in the 1940 Act).

See "Annual Fee, Expense and Other Information" for fund expenses under the Distribution Plan paid to PFD for the most recently completed fiscal year.

CLASS C SHARES. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

6.   SHAREHOLDER SERVICING/TRANSFER AGENT

The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PIMSS receives an annual fee of $24.75 for each shareholder account from the fund as compensation for the services described above. PIMSS is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.

7.   CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

8.   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, the fund's independent registered public accounting firm, provides audit services, tax return review services, and assistance and consultation with respect to filings with the SEC.

9.   PORTFOLIO MANAGEMENT

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2010. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.



                                                                          NUMBER OF
                                                                          ACCOUNTS       ASSETS
                                                                         MANAGED FOR   MANAGED FOR
                                                                            WHICH         WHICH
                                                                        ADVISORY FEE  ADVISORY FEE
                                                                             IS            IS
NAME OF PORTFOLIO                           NUMBER OF     TOTAL ASSETS  PERFORMANCE-  PERFORMANCE-
MANAGER              TYPE OF ACCOUNT    ACCOUNTS MANAGED     MANAGED        BASED         BASED
-----------------  -------------------  ----------------  ------------  ------------  ------------
Ken Winston        Other Registered              0            $0        N/A           N/A
                     Investment
                     Companies

                   Other Pooled                  0            $0        N/A           N/A
                     Investment
                     Vehicles

                   Other Accounts                0            $0        N/A           N/A


POTENTIAL CONFLICTS OF INTEREST. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

     . A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

     . A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

     . A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

     . A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

     . If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

     . Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Russell Midcap Growth Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

     . Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

     . Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGER. The following table indicates as of November 30, 2010 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.



NAME OF PORTFOLIO MANAGER   BENEFICIAL OWNERSHIP OF THE FUND*
-------------------------   ---------------------------------
Ken Winston                 D


*    Key to Dollar Ranges

A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

10. PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Securities purchased and sold on behalf of the fund normally will be traded in the over-the-counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Pioneer seeks to obtain overall best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research enables Pioneer to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

The fund may participate in third-party brokerage and/or expense offset arrangements to reduce the fund's total operating expenses. Pursuant to third-party brokerage arrangements, the fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund's fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund's operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the fund's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See "Financial highlights" in the prospectus.

See the table in "Annual Fee, Expense and Other Information" for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

11.  DESCRIPTION OF SHARES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.

The fund is a series of Pioneer Series Trust I, a Delaware statutory trust. The Trustees have authorized the issuance of the following classes of shares of the fund, designated as Class A Shares, Class C Shares, and Class Y Shares. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

The Trust

The Trust's operations are governed by the Amended and Restated Agreement and Declaration of Trust, dated as of July 1, 2008 (referred to in this section as the declaration). A copy of the Trust's Certificate of Trust dated as of September 2, 2003, as amended, is on file with the office of the Secretary of State of Delaware.

Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of the fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed at any time or for any reason by a majority of the board or by a majority of the outstanding shareholders of the Trust.

Amendments to the Declaration

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder's shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

Small Accounts

The declaration provides that the fund may close out a shareholder's account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of the fund and requires a fund to indemnify a shareholder against liability arising solely from the shareholder's ownership of shares in the fund. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that no trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The declaration requires the fund to indemnify each trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The declaration extends to trustees, officers and employees of the fund the full protection from liability that the law allows.


The declaration provides that the appointment, designation or identification of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment, designation or identification shall not impose any heightened standard of care or liability on such trustee.


Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund's trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund's costs, including attorneys' fees.

The declaration further provides that the fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Boston, Massachusetts, or if not permitted to be brought in federal court, then in state court in Boston, Massachusetts, and that shareholders have no right to jury trial for such actions.

12.  SALES CHARGES

The fund continuously offers the following classes of shares: Class A, Class C and Class Y shares, as described in the prospectus. The fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the prospectus.

CLASS A SHARE SALES CHARGES

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                    SALES CHARGE AS A % OF
                                 ---------------------------
                                 OFFERING  NET AMOUNT     DEALER
AMOUNT OF PURCHASE                 PRICE    INVESTED   REALLOWANCE
-------------------------------  --------  ----------  ------------
Less than $50,000                  5.75       6.10          5.00
$50,000 but less than $100,000     4.50       4.71          4.00
$100,000 but less than $250,000    3.50       3.63          3.00
$250,000 but less than $500,000    2.50       2.56          2.00
$500,000 or more                   0.00       0.00     see below

The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.

No sales charge is payable at the time of purchase on investments of $500,000 or more, or for purchases by participants in employer-sponsored retirement plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:

ACCOUNTS OTHER THAN EMPLOYER-SPONSORED RETIREMENT PLANS

1.00%   Up to $4 million
0.50%   Next $46 million
0.25%   Over $50 million

EMPLOYER-SPONSORED RETIREMENT PLANS

0.50%   Up to $50 million
0.25%   Over $50 million

These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by employer-sponsored retirement plans with at least $500,000 in total plan assets (or that has 1,000 or more eligible participants for employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004) will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase.

LETTER OF INTENT ("LOI"). Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PIMSS within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PIMSS, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PIMSS your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI. Any share class for which no sales charge is paid cannot be included under the LOI.

If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount that would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PIMSS, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

CLASS C SHARES

You may buy Class C shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.

In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the longest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

CLASS Y SHARES

No front-end, deferred or asset based sales charges are applicable to Class Y shares.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Pioneer or one or more of its affiliates (collectively, "Pioneer Affiliates") may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Pioneer funds. Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Pioneer funds. These additional payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Pioneer funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Pioneer negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Pioneer funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Pioneer Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary's costs. In this context, "financial intermediary" includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with a Pioneer Affiliate.

A financial intermediary's receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pioneer funds over other mutual funds or cooperate with the distributor's promotional efforts. The receipt of additional compensation for Pioneer Affiliates may be an important consideration in a financial intermediary's willingness to support the sale of the Pioneer funds through the financial intermediary's distribution system. Pioneer Affiliates are motivated to make the payments described above since they promote the sale of Pioneer fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pioneer Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients' accounts, Pioneer Affiliates benefit from the incremental management and other fees paid to Pioneer Affiliates by the funds with respect to those assets.

REVENUE SHARING PAYMENTS. Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of Pioneer funds. The benefits Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary's sales system, participation by the intermediary in the distributor's marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force), placement on the financial intermediary's preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial intermediary for including Pioneer funds in its fund sales system (on its "shelf space"). Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

The revenue sharing payments Pioneer Affiliates make may be calculated on sales of shares of Pioneer funds ("Sales-Based Payments"); although there is no policy limiting the amount of Sales-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.25% per annum of those assets. Such payments also may be calculated on the average daily net assets of the applicable Pioneer funds attributable to that particular financial intermediary ("Asset-Based Payments"); although there is no policy limiting the amount of Asset-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.15% per annum of those assets. Sales-Based Payments primarily create incentives to make new sales of shares of Pioneer funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Pioneer funds in investor accounts. Pioneer Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pioneer Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

OTHER PAYMENTS. From time to time, Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Pioneer funds. Such compensation provided by Pioneer Affiliates may include financial assistance to financial intermediaries that enable Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Pioneer Affiliates' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.


As of January 1, 2011, Pioneer anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the fund's prospectuses and statement of additional information:


AIG VALIC


ADP Retirement Services

Ameriprise Financial Services, Inc.
Associated Securities Corp.
AXA Advisors, LLC
Charles Schwab & Co., Inc.
Chevy Chase Securities, Inc.
Citigroup Global Markets Inc.
Commonwealth Financial Network
D.A. Davidson & Co.
Edward Jones
Ferris, Baker Watts Inc.
Fidelity Brokerage Services LLC
First Clearing, LLC
First Command Financial Planning, Inc.
GWFS Equities, Inc.
H.D. Investment Services
H&R Block Financial Advisors, Inc.
Hartford Securities Distribution Company, Inc.
Hewitt Financial Services LLC
ING
J.J.B. Hilliard, W.L Lyons, Inc.
Janney Montgomery Scott LLC
Jefferson National Securities Corporation
Legend Equities Corporation
Lincoln Investment Planning, Inc.
LPL Financial Corp.
Merrill Lynch & Co., Inc.
Mesirow Financial, Inc.
MetLife Securities Inc.

MML Investors Services, Inc.

Morgan Keegan & Co., Inc.
Morgan Stanley & Co., Inc.
Mutual of Omaha Investor Services, Inc.
Mutual Service Corporation
N.I.S. Financial Services, Inc.
National Financial Services LLC
Nationwide Securities, Inc.
Northwestern Investment Services, LLC

NYLIFE Securities LLC

OneAmerica Securities, Inc.

Oppenheimer & Co., Inc.
Pershing LLC
PFS Investments Inc

PNC Investments

Prudential Financial
Primevest Financial Services, Inc.
Raymond James Financial Services, Inc.
RBC Dain Rauscher Inc.
Ridge Clearing & Outsourcing Solutions, Inc.
Robert W. Baird & Co., Inc.
Scott and Stringfellow, Inc.
Securities America, Inc.
Southwest Securities, Inc.
Sterne Agee & Leach, Inc.
Stifel Nicholas & Company, Inc.

Sungard Institutional Brokerage, Inc.

Symetra Investment Services, Inc.

TD Ameritrade, Inc.

T. Rowe Price Investment Services, Inc.
UBS Financial Services Inc.
Wachovia Securities
Waterstone Financial Group, Inc.
Wells Fargo Investments, LLC

Please contact your financial intermediary for details about any payments it receives from Pioneer Affiliates or the funds, as well as about fees and/or commissions it charges.

13.  REDEEMING SHARES


Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or otherwise as permitted by the rules of or by the order of the SEC.


Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

SYSTEMATIC WITHDRAWAL PLAN(S) ("SWP") CLASS A AND CLASS C SHARES. A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PIMSS at 1-800-225-6292.


REINSTATEMENT PRIVILEGE (CLASS A SHARES). Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.


14.  TELEPHONE AND ONLINE TRANSACTIONS


You may purchase, exchange or sell Class A or Class C shares by telephone or online. Class Y shares may not be purchased by telephone, and Class Y shareowners are not eligible for on line transaction privileges. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on weekdays. (Class Y account holders should contact Pioneer's Group Plans Department at 1-800-665-8839 between 9:00 a.m. and 5:30 p.m.) Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFone(SM)"). YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE OR ONLINE TRANSACTION.


TELEPHONE TRANSACTION PRIVILEGES. To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

ONLINE TRANSACTION PRIVILEGES. If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:

..    For new accounts, complete the online section of the account application

..    For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

TELEPHONE AND WEBSITE ONLINE ACCESS. You may have difficulty contacting the fund by telephone or accessing www.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access www.pioneerinvestments.com or to reach the fund by telephone, you should communicate with the fund in writing.

FACTFONE(SM). FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone(SM) allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. Computer-assisted Class Y share telephone purchases, exchanges and redemptions and certain other FactFone(SM) features for Class Y shareholders are not currently available through FactFone(SM). YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). Call PIMSS for assistance.

FactFone(SM) allows shareholders to hear the following recorded fund information:

     .    net asset value prices for all Pioneer mutual funds;

     .    annualized 30-day yields on Pioneer's fixed income funds;

     . annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market funds; and

     .    dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFone(SM) represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of each class of shares (except for Pioneer Cash Reserves Fund, Pioneer Institutional Money Market Fund, Pioneer Tax Free Money Market Fund and Pioneer Treasury Reserves Fund, which each seek to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

15.  PRICING OF SHARES

The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.

The fund generally values its portfolio securities using closing market prices or readily available market quotations, or, when closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities in accordance with procedures approved by the fund's Trustees. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. The fund also may use fair value pricing methods to value its securities, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. Valuing securities using fair value methods may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund. In connection with making fair value determinations of the value of fixed income securities, the fund's Trustees may use a pricing matrix. The prices used for these securities may differ from the amounts received by the fund upon sale of the securities, and these differences may be substantial. Cash equivalent securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.

The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. The fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class C and Class Y shares are offered at net asset value without the imposition of an initial sales charge (Class C shares may be subject to a CDSC).

16.  TAX STATUS

The fund is treated as a separate entity for U.S. federal income tax purposes. The fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the "check-the-box" regulations) will generally pass through to the fund. Consequently, in order to qualify as a regulated investment company, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.


If, for any taxable year, the fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, the fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.


Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund generally distributes any net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.


Unless a shareholder specifies otherwise, all distributions from the fund to that shareholder will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, for taxable years beginning on or before December 31, 2012, if certain conditions are met, as "qualified dividend income," taxable to individual and certain other noncorporate shareholders at a maximum 15% U.S. federal income tax rate.

For taxable years beginning on or before December 31, 2012, dividend income distributed to individual and certain other noncorporate shareholders will qualify for the maximum 15% U.S. federal income tax rate on dividends to the extent that such dividends are attributable to "qualified dividend income." Qualified dividend income generally means dividend income received from the fund's investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholders. If 95% or more of the fund's gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the fund may report all distributions of such income as qualified dividend income. For taxable years beginning after December 31, 2012, dividend income will be taxable at ordinary income tax rates.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the fund from REITs generally are not expected to qualify for treatment as qualified dividend income.


A dividend that is attributable to qualified dividend income of the fund that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.


Certain dividends received by the fund from U.S. corporations (generally, dividends received by the fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Distributions from net capital gains, if any, that are reported as capital gain dividends by the fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual and certain other noncorporate shareholders generally will qualify for reduced U.S. federal income tax rates (for taxable years beginning on or before December 31, 2012, a maximum rate of 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets) on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and, for taxable years beginning on or before December 31, 2012, qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum U.S. federal income tax rate on long-term capital gains will be 20% in taxable years beginning after December 31, 2012.


The U.S. federal income tax status of all distributions will be reported to shareholders annually.


For taxable years beginning after December 31, 2012, a 3.8% Medicare contribution tax will generally apply to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a "surviving spouse" for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax will also apply to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains will generally be taken into account in computing a shareholder's net investment income.


Although dividends generally will be treated as distributed when paid, any dividend declared by the fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated for certain purposes as paid by the fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company's undistributed income and gain subject to the 4% excise tax described above, such "spilled back" dividends are treated as paid by the regulated investment company when they are actually paid.


For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss from any taxable year that began on or before December 22, 2010 to offset its capital gains, if any, for up to eight years following the year of the loss. The fund is permitted to carry forward a net capital loss from any taxable year that began after December 22, 2010 to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and may not be distributed as such to shareholders. See "Annual Fee, Expense and Other Information" for the fund's available capital loss carryforwards. Generally, the fund may not carry forward any losses other than net capital losses. Under certain circumstances, the fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.


At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or to undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.


Gain may be increased (or loss reduced) upon a redemption of Class A shares of the fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment), without payment of an additional sales charge, of Class A shares of the fund or of another Pioneer fund (or any other shares of a Pioneer fund generally sold subject to a sales charge) before February 1 of the calendar year following the calendar year in which the original Class A shares were redeemed.


Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions, or on sales or exchanges of fund shares unless the fund shares are "debt-financed property" within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the fund.

A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test.

If the fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation's assets (computed based on average fair market value) either produce or are held for the production of passive income ("passive foreign investment companies"), the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A "qualified electing fund" election or a "mark to market" election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for the fund to make a qualified electing fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. The fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The fund may invest in or hold debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Federal income tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund.

Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries.

Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.


The fund is required to withhold (as "backup withholding") a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the fund (other than, for taxable years of the fund beginning on or before December 31, 2011, certain dividends reported by the fund as (i) interest-related dividends, to the extent such dividends are derived from the fund's "qualified net interest income," or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund's "qualified short-term gain") or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the fund. "Qualified net interest income" is the fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States.

Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax will apply to fund distributions and redemptions payable to such entities after December 31, 2012.

The fund does not expect to be a "United States real property holding corporation" as defined in Section 897(c)(2) of the Code. If the fund were to be classified as a United States real property holding corporation (or if it would be so classified, were it not for certain exceptions), then distributions made by the fund to non-U.S. shareholders might be subject to U.S. federal withholding tax, and non-U.S. shareholders might be required to file U.S. federal income tax returns to report distributions received from the fund.


Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

If, as anticipated, the fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

17.  FINANCIAL STATEMENTS


The fund's financial statements and financial highlights for the fiscal year ended November 30, 2010 appearing in the fund's annual report, filed with the SEC on January 28, 2011 (Accession No. 0000078713-11-000005) are incorporated by reference into this statement of additional information. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.


The fund's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.

18.  ANNUAL FEE, EXPENSE AND OTHER INFORMATION

PORTFOLIO TURNOVER

The fund's annual portfolio turnover rate for the fiscal years ended November
30,


2010   2009
----   ----
88%     91%


SHARE OWNERSHIP


As of March 1, 2011, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of March 1, 2011:



RECORD HOLDER                   SHARE CLASS   NUMBER OF SHARES   % OF CLASS
-----------------------------   -----------   ----------------   ----------
                                CLASS A
BNY Mellon Distributors Inc.                  1,232,853.116      5.43
Primerica Financial Services
760 Moore Rd
King of Prussia PA 19406-1212

                                CLASS Y
NFS LLC FBO                                   338,813.336        5.67
Regions Bk DBA Kenneburt Co
250 Riverchase Pkwy E Fl 5
Birmingham AL 35244-1832

NFS LLC FBO                                   308,546.600        5.16
Regions Bk DBA Kenneburt Co
250 Riverchase Pkwy E Fl 5
Birmingham AL 35244-1832

NFS LLC FBO                                   3,687,693.465      61.69
Regions Bk DBA Kenneburt Co
250 Riverchase Pkwy E Fl 5
Birmingham AL 35244-1832


Trustee Ownership of Shares of the Fund and Other Pioneer Funds


The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2010. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2010. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2010. The dollar ranges in this table are in accordance with SEC requirements.



                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                          DOLLAR RANGE OF     SECURITIES IN ALL REGISTERED INVESTMENT
                       EQUITY SECURITIES IN    COMPANIES OVERSEEN BY TRUSTEE IN THE
NAME OF TRUSTEE              THE FUND                 PIONEER FAMILY OF FUNDS
--------------------   --------------------   ---------------------------------------
INTERESTED TRUSTEES
John F. Cogan, Jr.            Over $100,000                            Over $100,000
Daniel K. Kingsbury                    None                            Over $100,000
INDEPENDENT TRUSTEES
David R. Bock                          None                            Over $100,000
Mary K. Bush                           None                            Over $100,000
Benjamin M. Friedman                   None                            Over $100,000
Margaret B.W. Graham           $1 - $10,000                            Over $100,000
Thomas J. Perna                        None                            Over $100,000
Marguerite A. Piret       $10,001 - $20,000                            Over $100,000

COMPENSATION OF OFFICERS AND TRUSTEES

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.


                                            PENSION OR
                                            RETIREMENT     TOTAL COMPENSATION
                           AGGREGATE     BENEFITS ACCRUED   FROM THE FUND AND
                      COMPENSATION FROM   AS PART OF FUND     OTHER PIONEER
NAME OF TRUSTEE             FUND**           EXPENSES            FUNDS**
--------------------  -----------------  ----------------  -----------------
INTERESTED TRUSTEES:
John F. Cogan, Jr.*        $  500.00           $0.00            $ 26,400.00
Daniel K.Kingsbury         $    0.00           $0.00            $      0.00
INDEPENDENT TRUSTEES:
David R. Bock              $1,779.85           $0.00            $186,700.00
Mary K. Bush               $1,578.46           $0.00            $154,200.00
Benjamin M. Friedman       $1,669.83           $0.00            $166,500.00
Margaret B.W. Graham       $1,566.41           $0.00            $152,700.00
Thomas J. Perna            $1,616.62           $0.00            $160,800.00
Marguerite A. Piret        $1,664.81           $0.00            $166,800.02
                          ----------           -----          -------------
Total                     $10,375.99           $0.00          $1,014,100.02


* Under the management contract, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.


** For the fiscal year ended November 30, 2010. As of November 30, 2010, there were 57 U.S. registered investment portfolios in the Pioneer Family of Funds.

APPROXIMATE MANAGEMENT FEES THE FUND PAID OR OWED BY THE FUND AND PREDECESSOR FUND*

The following table shows the dollar amount of gross investment management fees incurred by the fund and the predecessor fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any. The data is for the past three fiscal years or shorter period if the fund has been in operation for a shorter period.


FOR THE FISCAL YEARS ENDED NOVEMBER 30,


                 2010        2009        2008
              ----------  ----------  ----------
Gross Fee     $2,716,794  $1,204,953  $2,608,242
  Incurred
Net Fee Paid  $2,716,794  $1,204,953  $2,608,242



* - The fund acquired the assets and liabilities of Regions Morgan Keegan Select Mid Cap Growth Fund (the predecessor fund) on May 15, 2009, and had no prior operating history. Prior to May 15, 2009, fees were incurred by the predecessor fund and paid or owed to Morgan Asset Management, Inc., the predecessor fund's adviser.

FEES THE FUND AND PREDECESSOR FUND PAID FOR ADMINISTRATION SERVICES*


FOR THE FISCAL YEARS ENDED NOVEMBER 30,


2010         2009       2008
--------   --------   --------
$138,183   $140,191   $312,989



* - The fund acquired the assets and liabilities of Regions Morgan Keegan Select Mid Cap Growth Fund (the predecessor fund) on May 15, 2009, and had no prior operating history. Prior to May 15, 2009, fees were incurred by the predecessor fund and paid or owed to Morgan Asset Management, Inc., the predecessor fund's adviser.


UNDERWRITING EXPENSES AND COMMISSIONS
FOR THE FISCAL YEARS ENDED NOVEMBER 30,


                                2010       2009       2008
                              --------   --------   -------
Approximate Net               $ 27,230   $  7,264   $12,284
  Underwriting Expenses
  Retained by Morgan Keegan
  and Federated
Approximate Commissions       $152,327   $ 42,099   $   N/A
  Reallowed to Dealers
  (Class A shares)
Approximate Commissions       $      0   $      0   $   N/A
  Reallowed to Dealers
  (Class C shares)
Approximate Brokerage and     $822,226   $329,903   $359,400
  Underwriting Commissions
  (Portfolio Transactions)



FUND EXPENSES UNDER THE DISTRIBUTION PLAN
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2010



COMBINED PLAN   CLASS A PLAN   CLASS C PLAN
-------------   ------------   ------------
$920,953          $806,191       $114,762



An estimate by category of the allocation of fees paid by each class of shares of the fund during the fiscal year ended November 30, 2010 is set forth in the following table:

ALLOCATION OF FUND EXPENSES UNDER THE DISTRIBUTION PLAN


          Payments to
           Servicing                    Sales      Printing
           Parties/1/   Advertising   Meetings   And Mailing     Total
          -----------   -----------   --------   -----------   --------
Class A   $862,732      $4,476        $16,460    $16,332       $900,000
Class C   $122,204      $  355        $ 1,146    $ 1,227       $124,932



/1/ Payments to Servicing Parties include Pioneer Funds Distributor, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the fund (annualized for the period ending December 31, 2010).

SECURITIES OF REGULAR BROKER-DEALERS

As of October 31, 2010, the fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):

- None


CDSCS


During the fiscal year ended November 30, 2010, the following CDSCs were paid to
PFD:
$1,957



CAPITAL LOSS CARRYFORWARDS AS OF NOVEMBER 30, 2010

At November 30, 2010, the fund had the following net capital loss carryforward:
$91,239,867


Of this, the following amounts will expire as indicated below, if not utilized:


2017      $91,239,867

19. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS/1/


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") SHORT-TERM RATINGS:


Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.


DESCRIPTION OF MOODY'S LONG-TERM CORPORATE RATINGS:

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.


AAA: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

AA: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

BAA: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

BA: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

CAA: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

CA: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

----------
/1/ The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers "1", "2", and "3" to each generic rating classification from "Aa" through "Caa". The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.


DESCRIPTION OF MOODY'S MEDIUM-TERM NOTE RATINGS:

Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. These long-term ratings are expressed on Moody's general long-term scale. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:


     . Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

     .    Notes allowing for negative coupons, or negative principal;

     . Notes containing any provision that could obligate the investor to make any additional payments;

     .    Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.


STANDARD & POOR'S RATINGS GROUP'S LONG-TERM ISSUE CREDIT RATINGS:

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:


     . Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     .    Nature of and provisions of the obligation;

     . Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated "CC" is currently highly vulnerable to nonpayment.


C: A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.


PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS:


Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.


A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

20.  APPENDIX B

                                  PROXY VOTING

POLICY

Each of Pioneer Investment Management, Inc. and Pioneer Institutional Asset Management, Inc. (collectively, "Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will seek to vote all proxies in accordance with this policy, which are presented in a timely manner.

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received in a timely manner will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group. Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

APPLICABILITY

Pioneer's Proxy Voting policy and related procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. The Proxy Voting policies and procedures summarize Pioneer's position on a number of issues for which proxies may be solicited. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios or proxy events involving closed-end Funds. Because of the special issues associated with proxy solicitations by closed-end Funds, shares of closed-end Funds will be voted by Pioneer on a case-by-case basis.

PURPOSE

The overriding goal of Pioneer's Proxy Voting Procedure is that proxies for all United States ("US") and non-US companies that are received in a timely manner will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us, or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredit S.p.A. ("UniCredit").

Any questions about these policies and procedures should be directed to Pioneer's Director of Investment Operations (the "Proxy Coordinator").

                                   PROCEDURES

PROXY VOTING SERVICE

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Pioneer and set forth herein. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

PROXY COORDINATOR

The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Chief Legal Officer or his or her designee whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

REFERRAL ITEMS

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Pioneer's proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Head of Portfolio Management U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

SECURITIES LENDING

In accordance with industry standards proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Pioneer may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

SHARE-BLOCKING

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

DISCLOSURE

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

PROXY VOTING OVERSIGHT GROUP

The members of the Proxy Voting Oversight Group include Pioneer's: Head of Portfolio Management U.S. or his or her designated equity portfolio management representative, the Director of Investment Operations, and the Chief Compliance Officer of the Adviser and Funds. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Director of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

AMENDMENTS

Pioneer may not amend its Proxy Voting Policies and Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A. ("PGAM").

FILING FORM N-PX

The Proxy Coordinator and the Regulatory Compliance Manager are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

COMPLIANCE FILES N-PX.

The Compliance department will ensure that a corresponding Form N-PX exists for each Pioneer registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Pioneer record keeping policies.

PROXY VOTING GUIDELINES

ADMINISTRATIVE

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

     .    Corporate name change.

     .    A change of corporate headquarters.

     .    Stock exchange listing.

     .    Establishment of time and place of annual meeting.

     .    Adjournment or postponement of annual meeting.

     .    Acceptance/approval of financial statements.

     . Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

     .    Approval of minutes and other formalities.

     . Authorization of the transferring of reserves and allocation of income.

     .    Amendments to authorized signatories.

     .    Approval of accounting method changes or change in fiscal year-end.

     .    Acceptance of labor agreements.

     .    Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items that maybe inconsistent, in its view, with Pioneer's goal of supporting the value of client's portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

AUDITORS

We normally vote for proposals to:

     . Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

     .    Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

     .    Seek bids from other auditors.

     . Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

     .    Indemnify auditors.

     .    Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

GENERAL BOARD ISSUES

Pioneer will vote for:

     . Audit, compensation and nominating committees composed of independent directors exclusively.

     . Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

     . Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

     .    Election of an honorary director.

We will vote against:

     .    Minimum stock ownership by directors.

     . Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

     . Requirements for union or special interest representation on the board.

     .    Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

     . Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

ELECTIONS OF DIRECTORS

In uncontested elections of directors we will vote against:

     . Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

     . Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

     . Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

     . Directors who appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by case basis on these issues:

     . Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

     .    Contested election of directors.

     . Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

     .    Mandatory retirement policies.

     . Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:

     . Precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

TAKEOVER-RELATED MEASURES

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high. Pioneer will vote for:

     .    Cumulative voting.

     .    Increase ability for shareholders to call special meetings.

     .    Increase ability for shareholders to act by written consent.

     .    Restrictions on the ability to make greenmail payments.

     .    Submitting rights plans to shareholder vote.

     .    Rescinding shareholder rights plans ("poison pills").

     .    Opting out of the following state takeover statutes:

          . Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

          . Control share cash-out provisions, which require large holders to acquire shares from other holders

          . Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control

          . Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

          . Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

          .    Fair price provisions.

          .    Authorization of shareholder rights plans.

          .    Labor protection provisions.

          .    Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

     . Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

     . Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

     .    Proposals that allow shareholders to nominate directors.

We will vote against:

     . Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.

     . Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.

     .    Classes of shares with unequal voting rights.

     .    Supermajority vote requirements.

     . Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

     . Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

     .    Extension of advance notice requirements for shareholder proposals.

     . Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

     . Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

CAPITAL STRUCTURE

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers. Pioneer will vote for:

     .    Changes in par value.

     .    Reverse splits, if accompanied by a reduction in number of shares.

     . Shares repurchase programs, if all shareholders may participate on equal terms.

     .    Bond issuance.

     .    Increases in "ordinary" preferred stock.

     . Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

     .    Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

     . Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

     . Increase in authorized common stock. We will make a determination considering, among other factors:

          .    Number of shares currently available for issuance;

          . Size of requested increase (we would normally approve increases of up to 100% or current authorization);

          . Proposed use of the proceeds from the issuance of additional shares, and

          . Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

     . Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

     .    Proposals to submit private placements to shareholder vote.

     .    Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

Pioneer will vote for:

     .    401(k) benefit plans.

     . Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

     . Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

          .    Amendments to performance plans to conform with OBRA;

          .    Caps on annual grants or amendments of administrative features;

          .    Adding performance goals, and

          .    Cash or cash and stock bonus plans.

     . Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

     .    Require that option repricing be submitted to shareholders.

     .    Require the expensing of stock-option awards.

     . Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

     . Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

     . Shareholder proposals seeking additional disclosure of executive and director pay information.

     . Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

          . The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                    Dilution = (A + B + C) / (A + B + C + D), where A = Shares reserved for plan/amendment, B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

          .    The plan must not:

               . Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval

               . Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments

          . We are generally in favor of proposals that increase participation beyond executives.

          . We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

          . We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

          . We generally support proposals asking companies to adopt stock holding periods for their executives.

     .    All other employee stock purchase plans.

     . All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

     . All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

     . Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

     .    Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

     .    Limits on executive and director pay.

     .    Stock in lieu of cash compensation for directors.

CORPORATE GOVERNANCE

Pioneer will vote for:

     .    Confidential Voting.

     . Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

     . Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

     . Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

     . Bundled proposals. We will evaluate the overall impact of the proposal.

     .    Adopting or amending the charter, bylaws or articles of association.

     . Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

     . Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

     .    Limitations on stock ownership or voting rights.

     .    Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS

Pioneer will vote on the following and similar issues on a case-by-case basis:

     .    Mergers and acquisitions.

     . Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

     .    Debt restructurings.

     .    Conversion of securities.

     .    Issuance of shares to facilitate a merger.

     .    Private placements, warrants, convertible debentures.

     . Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS

Many of our portfolios may invest in shares of closed-end funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues. Pioneer will vote for:

     .    Establishment of new classes or series of shares.

     .    Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:

     . Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

     .    Approval of new or amended advisory contracts.

     .    Changes from closed-end to open-end format.

     .    Authorization for, or increase in, preferred shares.

     .    Disposition of assets, termination, liquidation, or mergers.

     . Classified boards of closed-end funds, but will typically support such proposals.

SOCIAL ISSUES

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

     . Conduct studies regarding certain issues of public concern and interest;

     . Study the feasibility of the company taking certain actions with regard to such issues; or

     . Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

AVOIDING CONFLICTS OF INTEREST

Pioneer addresses potential material conflicts of interest by having a predetermined proxy voting policy. The Proxy Voting Oversight Group is responsible for monitoring potential conflicts of interest in connection with the voting of proxies on behalf of the Pioneer Funds and other clients. For those proposals that are determined to present a material conflict of interest, the Proxy Voting Oversight Group will follow additional procedures, which may include consulting with the Board of Trustees in matters concerning the Pioneer Funds.

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

     . An affiliate of Pioneer, such as another company belonging to the UniCredit S.p.A. banking group (a "UniCredit Affiliate");

     . An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

     . An issuer of a security for which UniCredit has informed Pioneer that a UniCredit Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

     . A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

Pioneer will abstain from voting shares of UniCredit Group, unless otherwise directed by a client. In addition, the Proxy Coordinator will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of the Adviser and Funds. The Proxy Voting Oversight Group will review each item referred to Pioneer by the proxy voting service to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller's and Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

SUPERVISION

ESCALATION

It is each associate's responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Chief Compliance Officer of the Advisor and the Funds if he or she becomes aware of any possible deviation from this policy and procedure that may disadvantage a client or Fund.

TRAINING

Pioneer conducts periodic training on the Proxy Voting Policy and Procedure. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.

RELATED POLICIES AND PROCEDURES

Pioneer's Investment Management, Inc. Books and Records Policy and the Books and Records of the Pioneer Funds' Policy.

RECORD KEEPING

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

     . Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

     .    Retains a record of the vote cast;

     . Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

     . Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

     .    A record memorializing the basis for each referral vote cast;

     . A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

     . A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file in accordance with applicable regulations.

RELATED REGULATIONS

Form N-1A, ICA Rule 30b1-4, Rule 31a 1-3, Rule 38a-1 & IAA 206 (4) -6, 204 -2

ADOPTED BY THE PIONEER FUNDS' BOARD OF TRUSTEES

October 5, 2004

EFFECTIVE DATE:

October 5, 2004

REVISION DATE:

March 2008


                                                                23425-02-0411

                                PART C - OTHER INFORMATION

Item 28.  Exhibits

       (a)(1)  Amended and Restated Agreement and Declaration of Trust.(8)
       (a)(2)  Amendment to Amended and Restated Agreement and
               Declaration of Trust (as of May 22, 2010).(11)
       (a)(3)  Schedule A and Schedule B to Amended and Restated Agreement and
               Declaration of Trust (as of April 1, 2009).(9)
       (a)(4)  Certificate of Trust.(1)
       (a)(5)  Amendment to Certificate of Trust.(1)
       (b)     Amended and Restated By-Laws.(8)
       (c)     Amended and Restated Agreement and Declaration of Trust and
               Amended and Restated By-Laws cited under Items 23(a)(1) and
               23(b).
       (d)(1)  Amended and Restated Management Agreement.(8)
       (d)(2)  Subadvisory Agreement between Pioneer Investment Management, Inc.
               and Oak Ridge Investments, LLC for Pioneer Oak Ridge
               Large Cap Growth Fund.(4)
       (d)(3)  Subadvisory Agreement between Pioneer Investment
               Management, Inc. and Oak Ridge Investments, LLC for Pioneer Oak
               Ridge Small Cap Growth Fund.(4)
       (e)(1)  Underwriting Agreement with Pioneer Funds Distributor, Inc.(3)
       (e)(2)  Dealer Sales Agreement.(6)
       (f)     None.
       (g)(1)  Custodian Agreement with Brown Brothers Harriman & Co.(5)
       (g)(2)  Appendix A to Custodian Agreement(dated as of March 8, 2011).
               (11)
       (h)(1)  Master Investment Company Service Agreement with Pioneer
               Investment Management Shareholder Services, Inc.(5)
       (h)(2)  Exhibit A to Master Investment Company Service Agreement.(6)
       (h)(3)  Amendment No. 2 to Master Investment Company Service Agreement
               (January 16, 2009).(9)
       (h)(4)  Amendment No. 3 to Master Investment Company Service Agreement
               (March 5, 2010).(11)
       (h)(5)  Amendment No. 4 to Master Investment Company Service Agreement
               (March 8, 2011).(11)
       (h)(6)  Amended and Restated Administration Agreement with
               Pioneer Investment Management, Inc.(November 1, 2009).(11)
       (h)(7)  Appendix A to Amended and Restated Administration Agreement
               (updated as of March 8, 2011).(11)
       (h)(8)  Expense Limit Agreement, as revised November 1, 2010.(11)
       (i)(1)  Opinion of Counsel.(2)
       (i)(2)  Opinion of Counsel as to the Legality of the Securities.(9)
       (j)     Consent of Independent Registered Public Accounting Firm.(11)
       (k)     None.
       (l)     None.
       (m)(1)  Pioneer Funds Distribution Plan.(7)
       (m)(2)  Class R Service Plan for Pioneer Oak Ridge Large Cap
               Growth Fund.(3)
       (n)(1)  Multiple Class Plan Pursuant to Rule 18f-3 for Pioneer Oak Ridge
               Large Cap Growth Fund.(4)
       (n)(2)  Multiple Class Plan Pursuant to Rule 18f-3 for Pioneer Oak Ridge
               Small Cap Growth Fund.(4)
       (o)     Not applicable.
       (p)(1)  Code of Ethics of the Pioneer Funds, Pioneer Funds
               Distributor, Inc., Pioneer Institutional Asset
               Management, Inc., and Pioneer Investment Management, Inc.(10)
       (p)(2)  Oak Ridge Code of Ethics (February 2010).(6)
       N/A     Power of Attorney (January 11, 2011).(11)


-------------------------

(1) Previously filed. Incorporated herein by reference from the exhibits filed in the Registrant's Registration Statement on Form N-1A (File No. 333-108472) as filed with the Securities and Exchange Commission (the "SEC") on September 3, 2003 (Accession No. 0001016964-03-000201).

(2) Previously filed. Incorporated herein by reference from the exhibits filed in the Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-108472) as filed with the SEC on October 31, 2003 (Accession No. 0001016964-03-000233).

(3) Previously filed. Incorporated herein by reference from the exhibits filed in the Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-108472) as filed with the SEC on June 30, 2004 (Accession No. 0001016964-04-000263).

(4) Previously filed. Incorporated herein by reference from the exhibits filed in the Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 333-108472) as filed with the SEC on March 28, 2005 (Accession No. 0001016964-05-000116).

(5) Previously filed. Incorporated herein by reference from the exhibits filed in the Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File No. 333-108472) as filed with the SEC on March 30, 2006 (Accession No. 0001257951-06-000005).

(6) Previously filed. Incorporated herein by reference from the exhibits filed in the Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A (File No. 333-108472) as filed with the SEC on April 25, 2007 (Accession No. 0001145443-07-001164).

(7) Previously filed. Incorporated herein by reference from the exhibits filed in the Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A (File No. 333-108472) as filed with the SEC on March 27, 2008 (Accession No. 0001257951-08-000007).

(8) Previously filed. Incorporated herein by reference from the exhibits filed in the Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File No. 333-108472) as filed with the SEC on February 19, 2009 (Accession No. 0001257951-08-000007).

(9) Previously filed. Incorporated herein by reference from the exhibits filed in the Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A (File No. 333-108472) as filed with the SEC on May
8, 2009 (Accession No. 0001145443-09-001196).

(10) Previously filed. Incorporated herein by reference from the exhibits filed in the Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File No. 333-108472) as filed with the SEC on March 29, 2010 (Accession No. 0001257951-10-000009).

(11) Filed herewith.


Item 29.  Persons Controlled by or Under Common Control with the Fund

     None.


Item 30.  Indemnification

     Except for the Trust's Amended and Restated Agreement and Declaration of Trust (the "Declaration"), establishing the Trust as a statutory trust under Delaware law, there is no contract, arrangement or statute under which any Trustee, officer, underwriter or affiliated person of the Trust is insured or indemnified. The Declaration provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Trust shall be indemnified by the Trust or the appropriate Trust series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him in the settlement thereof.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


Item 31.  Business and Other Connections of Investment Adviser

     Pioneer Investment Management, Inc. ("Pioneer Investments") is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). Pioneer Investments manages investment companies, pension and profit sharing plans, trusts, estates or charitable organizations and other corporations or business entities.

     To the knowledge of the Trust, none of Pioneer Investments' directors or executive officers is or has been during their employment with Pioneer Investments engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Pioneer Investments manages and/or other UniCredito subsidiaries.

                              OTHER BUSINESS, PROFESSION, VOCATION OR
                              EMPLOYMENT OF SUBSTANTIAL NATURE WITHIN LAST TWO
NAME OF DIRECTOR/OFFICER      FISCAL YEARS

John F. Cogan, Jr.            Of Counsel, Wilmer Cutler Pickering Hale and Dorr
                              LLP, 60 State Street, Boston, Massachusetts 02109


Item 32.  Principal Underwriters

        (a) Pioneer Funds Distributor, Inc. acts as principal underwriter for the following investment companies.

                        Pioneer Bond Fund
                        Pioneer Emerging Markets Fund
                        Pioneer Equity Income Fund
                        Pioneer Equity Opportunity Fund
                        Pioneer Fund
                        Pioneer High Yield Fund
                        Pioneer Ibbotson Asset Allocation Series
                        Pioneer Independence Fund
                        Pioneer Mid Cap Value Fund
                        Pioneer Money Market Trust
                        Pioneer Protected Principal Trust
                        Pioneer Real Estate Shares
                        Pioneer Research Fund
                        Pioneer Series Trust I
                        Pioneer Series Trust II
                        Pioneer Series Trust III
                        Pioneer Series Trust IV
                        Pioneer Series Trust V
                        Pioneer Series Trust VI
                        Pioneer Series Trust VII
                        Pioneer Series Trust VIII
                        Pioneer Series Trust X
                        Pioneer Short Term Income Fund
                        Pioneer Strategic Income Fund
                        Pioneer Value Fund
                        Pioneer Variable Contracts Trust


        (b)      Directors and officers of Pioneer Funds Distributor, Inc.:

                                POSITIONS AND OFFICES WITH      POSITIONS AND OFFICES WITH
        NAME                    UNDERWRITER                     TRUST

        Daniel K. Kingsbury     Director                        Executive Vice President
                                                                and Trustee

        Joseph D. Kringdon      Director and President          None

        Mark D. Goodwin         Executive Vice President        None
                                and Chief Operating Officer

        Gregg Dooling           Chief Financial Officer         None

        Gerald H. Stanney, Jr.  Vice President and Chief        None
                                Compliance Officer

        Patrick D. Grecco       Vice President and              None
                                Controller


The principal business address of each of these individuals is 60 State Street, Boston, Massachusetts 02109-1820.

         (c)      Not applicable.


Item 33.  Location of Accounts and Records

         The accounts and records are maintained at the Fund's office at 60 State Street, Boston, Massachusetts 02109; contact the Treasurer.


Item 34.  Management Services

     Not applicable.


Item 35.  Undertakings

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Trust certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 29th day of March, 2011.
                                      PIONEER SERIES TRUST I




                                      By: /s/ Daniel K. Kingsbury
                                          ----------------------------
                                          Daniel K. Kingsbury
                                          Executive Vice President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed below by the following persons in the capacities indicated below on March 29, 2011:


        Signature                               Title

        John F. Cogan, Jr.*                     Chairman of the Board,
        John F. Cogan, Jr.                      President (Principal Executive
                                                Officer) and Trustee


        Mark E. Bradley*                        Treasurer (Principal Financial
        Mark E. Bradley                         and Accounting Officer)


        David R. Bock*                          Trustee
        David R. Bock


        Mary K. Bush*                           Trustee
        Mary K. Bush


        Benjamin M. Friedman*                   Trustee
        Benjamin M. Friedman


        Margaret B. W. Graham*                  Trustee
        Margaret B. W. Graham



        /s/ Daniel K. Kingsbury                 Executive Vice President and
        Daniel K. Kingsbury                     Trustee


        Thomas J. Perna*                        Trustee
        Thomas J. Perna


        Marguerite A. Piret*                    Trustee
        Marguerite A. Piret



*By: /s/ Daniel K. Kingsbury                     Dated: March 29, 2011
    ----------------------------
    Daniel K. Kingsbury
    Attorney-in-Fact

Exhibit Index

Exhibit No.                       Document Title


(a)(2)     Amendment to Amended and Restated Agreement and
           Declaration of Trust (as of May 22, 2010)

(g)(2)     Appendix A to Custodian Agreement (dated as of March 8, 2011)

(h)(4) Amendment No. 3 to Master Investment Company Service Agreement with Pioneer Investment Management Shareholder Services, Inc.
           (March 5, 2010)

(h)(5) Amendment No. 4 to Master Investment Company Service Agreement with Pioneer Investment Management Shareholder Services, Inc.
           (March 8, 2011)

(h)(6)     Amended and Restated Administration Agreement with
           Pioneer Investment Management, Inc. (November 1, 2009)

(h)(7) Appendix A to Amended and Restated Administration Agreement with Pioneer Investment Management, Inc. (updated as of March 8, 2011)

(h)(8)     Expense Limit Agreement, as revised November 1, 2010.

(j)        Consent of Independent Registered Public Accounting Firm

N/A        Power of Attorney (January 11, 2011)